As filed with the Securities and Exchange Commission on December 30, 2004


                                                 Securities Act File No. 2-10685
                                         Investment Company Act File No. 811-214
________________________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM N-1A
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            /X/
                         Pre-Effective Amendment No.                         / /

                      Post-Effective Amendment No. 98                        /X/

                                    and/or
      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        /X/
                               Amendment No.                                 /X/
                       (Check Appropriate Box or Boxes)
                                 ___________

                          SENTINEL GROUP FUNDS, INC.
              (Exact Name of Registrant as Specified in Charter)

          National Life Drive
          Montpelier, Vermont                                   05604
(Address of Principal Executive Offices)                      (Zip Code)
                                (802) 229-3900
             (Registrant's Telephone Number, including Area Code)
                                 ___________

         D. Russell Morgan, Esq.                           Copy to:
      c/o Sentinel Advisors Company                  John A. MacKinnon, Esq.
          National Life Drive                    Sidley Austin Brown & Wood LLP
       Montpelier, Vermont 05604                      787 Seventh Avenue
(Name and Address of Agent for Service)            New York, New York 10019
                                 ___________

     It is proposed that this filing will become effective (check appropriate box)
          / / immediately upon filing pursuant to paragraph (b)
          / / on (date) pursuant to paragraph (b)
          /X/ 60 days after filing pursuant to paragraph (a)(1)
          / / on (date) pursuant to paragraph (a)(1)
          / / 75 days after filing pursuant to paragraph (a)(2)
          / / on (date) pursuant to paragraph (a)(2) of Rule 485.
     If appropriate, check the following box:
          / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
                                 ___________

     Title of Securities Being Registered: Common Stock, par value $.01 per share.

________________________________________________________________________________

The information in this prospectus is not complete and may be changed. We may not use this prospectus to sell securities until the registration statement containing this prospectus, which has been filed with the Securities and Exchange Commission, is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.




                            SUBJECT TO COMPLETION
                PRELIMINARY PROSPECTUS DATED DECEMBER 30, 2004


                                Sentinel Funds

                              P R O S P E C T U S


                             Dated February   , 2005


Sentinel Flex Cap Opportunity Fund
Sentinel Small Company Fund
Sentinel Mid Cap Growth Fund
Sentinel Core Mid Cap  Fund
Sentinel International Equity Fund
Sentinel Growth Index Fund
Sentinel Common Stock Fund
Sentinel Balanced Fund
Sentinel High Yield Bond Fund
Sentinel Capital Markets Income Fund
Sentinel Bond Fund
Sentinel Tax-Free Income Fund
Sentinel New York Tax-Free Income Fund
Sentinel Pennsylvania Tax-Free Trust
Sentinel Government Securities Fund
Sentinel Short Maturity Government Fund
Sentinel U.S. Treasury Money Market Fund



This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

          Sentinel Funds o National Life Drive o Montpelier, VT 05604

Table of Contents
Key Facts About the Sentinel Funds.........................4
Details About the Funds' Investment
  Objectives, Principal Investment Strategies
  and Related Risks.......................................18
Purchase Options..........................................37
How to Buy, Sell, Exchange and Transfer Shares............46
How the Funds are Priced..................................50
Dividends, Capital Gains and Taxes........................51
Sentinel Companies Privacy Policy.........................53
Management of the Funds...................................55
Financial Highlights......................................58




For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)                                            2
Visit us online at www.sentinelfunds.com

Key Facts About the Sentinel Funds


What are the Main Goals and Investment Strategies of Each of the Sentinel
Funds?
This prospectus contains information about the seventeen mutual funds that comprise the Sentinel Family of Funds.


In this prospectus, each Sentinel Fund is referred to individually as a "Fund." Sentinel Advisors Company is the investment advisor for each Fund. We cannot guarantee that any Fund will achieve its goals. A brief description of each Fund follows:



Sentinel Flex Cap Opportunity Fund seeks long-term capital appreciation. The Fund will invest primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. The Fund invests primarily in "growth" stocks of companies of all sizes. The Fund may borrow money to purchase additional investments. Income is not an important factor in selecting investments.



Sentinel Small Company Fund seeks growth of capital, by investing mainly in common stocks of small companies, which have, at the time of purchase, market capitalizations of less than $3 billion, and by investing, to a lesser extent, in medium-sized companies with market capitalizations between $3 billion and $10 billion which Sentinel Advisors believes have attractive growth potential and valuations. Income is not a factor in selecting stocks.



Sentinel Mid Cap Growth Fund seeks growth of capital, by focusing its investments on common stocks of mid sized growing companies that Sentinel Advisors believes have favorable growth potential and attractive pricing in relation to this growth potential, as well as experienced and capable management. The Fund invests primarily in stocks with market capitalizations, at the time of purchase, within the range from the stock with the lowest market capitalization which is included in the Standard & Poor's 400 Midcap Index or the Russell Midcap Index, up to and including 1.2 times the market capitalization of the largest company included in either of such indices. As of January [ ], 2005 companies included in either the Standard & Poor's 400 Midcap Index or the Russell Midcap Index had capitalizations between $[ ] million and $[ ] billion. Income is not a factor in selecting stocks.

Sentinel Core Mid Cap Fund seeks capital appreciation by investing mainly in common stocks of midsized companies with strong long-term fundamentals. It will focus on stocks which Sentinel Advisors finds attractive but which are, or have grown too large for inclusion in the portfolio of the Small Company Fund. The Fund invests primarily in stocks with market capitalizations, at the time of purchase, within the range from the stock with the lowest market capitalization which is included in the Standard & Poor's 400 Midcap Index or the Russell Midcap Index, up to and including 1.2 times the market capitalization of the largest company included in either of such indices. As of January [ ], 2005 companies included in either the Standard & Poor's 400 Midcap Index or the Russell Midcap Index had capitalizations between $[ ] million and $[ ] billion. Income is not a factor in selecting stocks.




Sentinel International Equity Fund seeks growth of capital, by investing in common stocks of established non-U.S. companies selected mainly for their growth prospects, or in U.S. companies that conduct their business mainly outside the United States.


For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)                                            3
Visit us online at www.sentinelfunds.com

Sentinel Growth Index Fund seeks to match, as closely as possible before expenses, the performance of the S&P 500/BARRA Growth Index, by investing in common stocks of the companies comprising the Index in approximately the same weightings as the Index. Generally the companies included in the Index are large capitalization growth stocks, with capitalizations at January [ ], 2005 ranging from $[ ] billion to $[ ] billion.



Sentinel Common Stock Fund seeks a combination of growth of capital, current income, growth of income and relatively low risk as compared with the stock market as a whole, by investing in a diverse group of common stocks of well-established companies that Sentinel Advisors believes are financially strong and are selling at attractive prices in relation to their values.



Sentinel Balanced Fund seeks a combination of growth of capital and current income, with relatively low risk and relatively low fluctuations in value, by investing in both common stocks and bonds. Sentinel Advisors allocates the Fund's assets among stocks and bonds based on whether it believes stocks or bonds offer a better value at the time.



Sentinel High Yield Bond Fund seeks high current income and total return by investing mainly in lower rated corporate bonds. These bonds are sometimes called "junk bonds". Although lower rated bonds generally pay interest at higher rates than investment grade bonds, they are more speculative and more likely to default than investment grade bonds.

Sentinel Capital Markets Income Fund seeks a high level of current income, with a secondary goal of long-term capital appreciation. The Fund will invest in a diversified mix of domestic investment grade bonds, lower rated bonds, foreign bonds, in some cases denominated in foreign currencies, and equity securities, such as common stocks, preferred stocks, and convertible debt securities. The lower rated bonds in which the Fund may invest a portion of its assets are sometimes called "junk bonds".


Sentinel Bond Fund seeks high current income while seeking to control risk by investing mainly in investment grade bonds. The Fund invests exclusively in fixed-income securities.


Sentinel Tax-Free Income Fund seeks high current income exempt from federal income taxes while seeking to control risk by investing mainly in investment grade rated municipal bonds and unrated municipal bonds that Sentinel Advisors believes are of comparable quality.


Sentinel New York Tax-Free Income Fund seeks high current income exempt from federal income tax and New York State and New York City personal income taxes, while seeking to control risk, by investing in investment grade rated municipal bonds of New York issuers, and unrated New York municipal bonds that Sentinel Advisors believes are of comparable quality. Normally these bonds have remaining maturities of more than one year at the time of investment.


Sentinel Pennsylvania Tax-Free Trust seeks high current income exempt from federal income and Pennsylvania personal income taxes, while seeking to control risk, by investing in investment grade rated municipal bonds of Pennsylvania issuers, and unrated Pennsylvania municipal bonds that Sentinel Advisors believes are of comparable quality. Normally these bonds have remaining maturities of more than one year at the time of investment.


Sentinel Government Securities Fund seeks high current income while seeking to control risk by investing mainly in U.S. government bonds. Sentinel Advisors chooses the types of U.S. government securities that it believes will provide the best return with the least risk at the time of investment.


For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)                                            4
Visit us online at www.sentinelfunds.com

Sentinel Short Maturity Government Fund seeks high current income and limited fluctuations in principal value by investing mainly in a portfolio of U.S. government bonds with average lives at the time of purchase of three years or less.


Sentinel U.S. Treasury Money Market Fund seeks as high a level of current income as is consistent with stable principal values by investing primarily in short-term direct obligations of the U.S. Treasury.


For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)                                            5
Visit us online at www.sentinelfunds.com

What are the main risks of investing in the Funds?
Investment in each Fund is subject to certain risks. Some of the risk factors described below affect more than one Fund; others are specific to certain Funds. More information on each Fund's risk factors is described under "Details About the Funds' Investment Objectives, Principal Investment Strategies, and Related Risks". We cannot guarantee that any of the Funds will achieve its goals.



Equity Fund Risks
The value of all equity funds, including the Flex Cap Opportunity Fund, the Small Company Fund, the Mid Cap Growth Fund, the Core Mid Cap Fund, the International Equity Fund, the Growth Index Fund, the Common Stock Fund, and funds investing partly in equity securities, including the Balanced Fund and the Capital Markets Income Fund, may go up or down as the prices of the stocks held by these Funds go up or down. Changes in value may occur because the U.S. or other stock markets are rising or falling or due to business developments or other factors that affect the value of particular companies. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks could decline generally or underperform other types of investment assets. If the value of the stocks held in these Funds goes down, you may lose money. The stocks of smaller companies may be subject to greater changes in value than the stocks of larger, more established companies because they generally have more limited financial resources, narrower product lines, and may have less seasoned managers. In addition, small company stocks may trade less frequently and in lower share volumes, which could contribute to wider price fluctuations.


     The equity Funds are also subject to investment style risk, which is the chance that returns from the portion of the stock market on which they focus, for example large capitalization growth stocks for the Growth Index Fund, will trail returns from other asset classes or the overall stock market. Growth stocks and value stocks, and large company stocks and smaller company stocks, tend to go through cycles of performing better, or worse, than the stock market in general. These periods have, in the past, lasted for as long as several years. Growth stocks, and the Funds that focus on them (particularly the Flex Cap Opportunity Fund, the Mid Cap Growth Fund and the Growth Index
Fund), also have a tendency to be more volatile than other investments. Because the Flex Cap Opportunity Fund has the flexibility to invest in companies of all sizes, there is a risk that the Fund may focus on a size category that performs worse than the overall stock market.

     In the case of the Growth Index Fund, there is the risk that the Fund will not track closely the performance of the S&P 500/BARRA Growth Index for a number of reasons, including the Fund's costs of buying and selling securities and the flow of money into and out of the Fund.

     By tracking the composition of the S&P 500/BARRA Growth Index, the Growth Index Fund may be "non-diversified" under SEC standards, if a few large companies make up large components of the index at a given time. A fund's risk grows as its holdings become less diversified.


     Since the Flex Cap Opportunity Fund has the ability to borrow money to leverage the Fund's assets, it is subject to the additional risk that the cost of borrowing will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed. An investment in the Flex Cap Opportunity Fund is best suited for investors who seek long-term


For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)                                            6
Visit us online at www.sentinelfunds.com capital growth and can tolerate substantial fluctuations in their investment's value.


     Because the International Equity Fund invests mainly in foreign countries, it is subject to additional risks. The Capital Markets Income Fund may also invest a significant portion of its assets in foreign countries. The International Equity Fund's foreign stock investments, and the Capital Markets Income Fund's foreign investments, may go up or down in value depending on the rise or fall of foreign stock markets, fluctuations in foreign exchange rates, foreign political and economic developments and U.S. and foreign laws relating to foreign investment. Non-U.S. securities also may be less liquid, more volatile and harder to value than U.S. securities. The International Equity Fund may invest up to 15% of its total assets in emerging markets, where the above risks may be greater. If the value of the foreign securities held by the International Equity Fund or the Capital Markets Income Fund go down, you may lose money.

Fixed Income Fund Risks
The High Yield Bond, Bond, Capital Markets Income, Tax-Free Income, New York, Pennsylvania, Government Securities and Short Maturity Government Funds, and the bond portion of the Balanced Fund, primarily invest in bonds. Bonds are subject to several types of risk. A bond's issuer may default on payments of interest or repayments of principal. The market also may judge that the odds that an issuer of bonds could default in the future have increased. Interest rates available in the market may increase, which would reduce the present value of the fixed payments to be received from outstanding bonds. Any of these factors could cause the value of bonds held by these Funds to fall. If the value of the portfolio investments falls, you could lose money.


     U.S. government bonds are very unlikely to default or to decline in credit quality. However, the value of U.S. government bonds generally will rise if interest rates fall, and fall if interest rates rise. The longer the remaining term of a bond, the more its value will tend to fluctuate as interest rates change. As a result, the Short Maturity Government Fund is subject to the least risk of the fixed-income Funds, since it invests mainly in U.S. government securities with relatively shorter maturities. However, the value of the shares of the Short Maturity Government Fund will fluctuate, and you could lose money in this Fund. The Government Securities Fund also faces very little credit quality risk, but since it invests in longer term securities, it faces more interest rate risk than the Short Maturity Government Fund. Both Funds may make unlimited investments in mortgage-backed U.S. government securities, including pass-through certificates guaranteed by the Government National Mortgage Association. Each GNMA certificate is backed by a pool of mortgage loans insured by the Federal Housing Administration and/or the Veterans Administration, and provides for the payment of fixed monthly installments of principal and interest. Timely repayment of principal and payment of interest is guaranteed by the full faith and credit of the U.S. government. Both Funds may invest in mortgage-backed securities guaranteed by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation. In all of these mortgage-backed securities, the actual maturity of and realized yield will vary based on the prepayment experience of the underlying pool of mortgages. Securities guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States. Both of these Funds, as well as the Bond Fund, the Capital Markets Income Fund and the bond portion of the Balanced Fund, which also invest in mortgage-backed securities, face the risks of which have varying rates of principal repayments. When interest rates fall, mortgage prepayments generally increase, which may cause mortgage-backed securities to lose value. To the extent these Funds invest in mortgage-backed securities, they also are subject to extension risk. Extension risk is the possibility that when interest rates rise, prepayments occur at a slower than expected rate.


     In that event, a security that was considered short or intermediate-term at the time of purchase may effectively become a long-term security. Long-term securities generally tend to fluctuate more widely in response to changes in interest rates than shorter-term securities.


For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)                                            7
Visit us online at www.sentinelfunds.com

     The bonds in which the High Yield Bond, Capital Markets Income, Bond, Tax-Free Income, New York and Pennsylvania Funds, and the bond portion of the Balanced Fund invest are subject to default risk, or credit quality risk, as well as interest rate risk. Generally, the degree of default risk is reflected in the ratings of the securities. Investment grade rated securities generally are less subject to default risk than, for example, the lower rated securities in which the High Yield Bond Fund invests, and in which a substantial part of the Capital Markets Income Fund may invest. While any corporate or municipal security is subject to the risk of default, the lower the rating of a bond the more speculative it is and the more likely it is that the issuer may default or that the security may be downgraded.

     The High Yield Bond Fund involves significantly more risk than the other fixed-income Funds, since it primarily invests in lower rated bonds while the other Funds primarily invest in higher quality bonds. In addition to greater default risk, lower rated bond values may experience greater fluctuations in value for several other reasons. An economic downturn is more likely to affect the ability of issuers who are less financially strong to make their bond payments. There may be less active trading in lower rated bond issues, and lower rated bond prices are more responsive to negative publicity or changes in investor perceptions. The risk of loss if a lower rated bond defaults also may be greater than for investment grade bonds because lower rated bonds are more likely to be unsecured and may be subordinated to other creditors.

     The Capital Markets Income Fund may invest a substantial portion of its assets in lower rated bonds, and thus is subject, to the extent of these investments, to the same higher risks as described in the previous paragraph for the High Yield Bond Fund. In addition, since the Capital Markets Income Fund will invest in foreign bonds which may be denominated in foreign currencies, there is a risk that changes in foreign exchange rates will cause the value in U.S. dollars of the securities in this portion of the Fund to fall. If this happens, the price of your shares could decline.

     The New York and Pennsylvania Funds are non-diversified, which means that they may invest more of their assets in obligations of a single issuer than if they were diversified funds. For this reason, developments affecting an individual issuer may have a greater impact on their performance. Because the New York and Pennsylvania Funds invest only in bonds of issuers in a single state, these Funds are more susceptible to the risk factors affecting municipal issuers in those states than funds which are more diversified geographically. These Funds are more sensitive to changes in the economic condition and governmental policies of their respective states. For example, the economic condition of a single significant industry within one of these states may impact municipal issuers in that state or their revenues.

Money Market Fund
The Money Market Fund invests primarily in short-term securities issued directly by the U.S. Treasury. It may also invest up to 25% of its total assets in repurchase agreements with respect to U.S. Treasury securities, and up to 10% of its total assets in shares of institutional money market funds which invest primarily in U.S. government securities. Repurchase agreements may subject the Fund to risk of loss if the other party to the repurchase agreement defaults on its obligation, and the proceeds from the sale of the U.S. Treasury securities held as collateral turn out to be less than the repurchase price stated in the agreement. The Fund is designed to maintain a stable net asset value and declare daily dividends. An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Fund.


For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)                                            8
Visit us online at www.sentinelfunds.com

Risk/Return Bar Charts
The accompanying bar chart and tables shown on pages 13 and 14 provide indications of the risks of investing in each Fund by showing changes in the Funds' performance from year to year and by showing how the Funds' average annual returns for 1, 5 and 10 years (or since inception) compare with those of a broad measure of market performance. The bar charts show changes in each Fund's performance for Class A shares for each calendar year over a ten year period, or for a shorter period for those Funds that have been in existence for less than ten years. The Sentinel Core Mid Cap Fund is not included because it began operations on March 29, 2004.

Sales charges are not reflected in the bar charts. If sales charges were reflected, returns would be less than those shown. How each Fund performed in the past is not necessarily an indication of how that Fund will perform in the future.






Sentinel Flex Cap Opportunity
Inception:  2000

   01     02    03    04
-----  -----  ----  ----
-17.7  -35.0  33.6  [  ]

The highest return for a quarter for the Flex Cap Opportunity Fund was [13.80]% (quarter ended [December, 2001]) and the lowest return for a quarter was [-19.48]% (quarter ended [March, 2001]).


Sentinel Small Company
Inception:  1993

  95    96    97   98    99      00     01     02    03    04
----  ----  ----  ----  -----  ----  -----  -----  ----  ----
12.5  21.3  21.2  7.2   15.1   39.1   4.8   -14.1  38.1  [  ]

The highest return for a quarter for the Small Company Fund was [20.85]% (quarter ended [December, 2001]) and the lowest return for a quarter was [-15.71]% (quarter ended [September, 2002]).


Sentinel Common Stock
Inception:  1934

  95    96    97    98    99    00      01     02    03    04
----  ----  ----  ----  ----  -----  -----  -----  ----  ----
34.4  20.8  27.9  14.0   3.1   10.5  -10.0  -17.0  29.4  [  ]

During the 10 year period shown in the above bar chart, the highest return for a quarter for the Common Stock Fund was [16.53]% (quarter ended [December, 1998]) and the lowest return for a quarter was [-16.21]% (quarter ended [September, 2002]).


Sentinel Balanced
Inception:  1938

  95    96    97    98   99    00    01    02    03    04
----  ----  ----  ----  ---  ----  ----  ----  ----  ----
25.2  12.1  20.6  11.9  0.5   8.6  -2.9  -9.7  22.1  [  ]

For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)                                            9
Visit us online at www.sentinelfunds.com

During the 10 year period shown in the above bar chart, the highest return for a quarter for the Balanced Fund was [9.90]% (quarter ended [December, 1998]) and the lowest return for a quarter was [-9.44]% (quarter ended [September, 2002]).


Sentinel Mid Cap Growth
Inception:  1969

  95    96    97    98    99     00     01     02    03    04
----  ----  ----  ----  ----  -----  -----  -----  ----  ----
26.0  18.2  32.1  15.7  38.3    0.1  -24.7  -24.7  41.8  [  ]

During the 10 year period shown in the above bar chart, the highest return for a quarter for the Mid Cap Growth Fund was [31.19]% (quarter ended [December, 2001]) and the lowest return for a quarter was [-33.54]% (quarter ended [September, 2001)].


Sentinel International Equity
Inception:  1993

  95    96    97    98    99     00     01     02    03    04
----  ----  ----  ----  ----  -----  -----  -----  ----  ----
13.9  11.9  14.2  10.3  27.3   -9.3  -16.2  -11.8  32.1  [  ]

The highest return for a quarter for the International Equity Fund was [16.95]% (quarter ended [December, 1999]) and the lowest return for a quarter was [-20.80]% (quarter ended [September, 2002]).


Sentinel Growth Index
Inception: 1999

   00     01     02    03    04
-----  -----  -----  ----  ----
-22.6  -13.5  -24.1  24.1  [  ]

The highest return for a quarter for the Growth Index Fund was [19.53]% (quarter ended [December, 1999]) and the lowest return for a quarter was [-17.57]% (quarter ended [March, 2001]).


Sentinel High Yield Bond
Inception:  1997

 98   99    00   01   02    03    04
---  ---  ----  ---  ---  ----  ----
1.1  4.9  -7.5  6.8  7.3  20.4  [  ]

The highest return for a quarter for the High Yield Bond Fund was [6.98]% (quarter ended [December, 2001]) and the lowest return for a quarter was [-6.59]% (quarter ended [September, 1998]).

Sentinel Capital Markets Income
Inception:  2003

 04
---
[ ]

The highest return for a quarter for the Capital Markets Income Fund was [ ] (quarter ended [ ], 2004) and the lowest return for a quarter was [ ]% (quarter ended [ ], 2004).

Sentinel Bond
Inception:  1969

  95    96    97    98    99    00    01   02   03    04
----  ----  ----  ----  ----  ----  ----  ---  ---  ----
19.9   1.9   8.6   7.6  -2.7   7.5  10.2  6.9  5.8  [  ]


For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)                                           10
Visit us online at www.sentinelfunds.com

During the 10 year period shown in the above bar chart, the highest return for a quarter for the Bond Fund was [6.89]% (quarter ended [June, 1995]) and the lowest return for a quarter was [-3.77]% (quarter ended [March, 1994]).


Sentinel Tax-Free Income
Inception:  1990

  95   96   97    98    99    00   01   02   03    03    04
----  ---  ---  ----  ----  ----  ---  ---  ---  ----  ----
15.3  2.6  9.3   5.8  -3.8  11.6  3.7  9.4  3.0  33.6  [  ]

During the 10 year period shown in the above bar chart, the highest return for a quarter for the Tax-Free Income Fund was [6.21]% (quarter ended [March, 1995]) and the lowest return for a quarter was [-4.92]% (quarter ended [March, 1994]).


Sentinel New York Tax-Free
Inception:  1995

 96    97   98    99    00   01    02   03    04
---  ----  ---  ----  ----  ---  ----  ---  ----
3.0  10.4  6.8  -4.7  14.3  4.1  10.0  4.8  [  ]

The highest return for a quarter for the New York Tax-Free Income Fund was [5.67]% (quarter ended [December, 2000]) and the lowest return for a quarter was [-2.49]% (quarter ended [June, 1999]).


Sentinel Pennsylvania Tax-Free
Inception:  1986

  95   96   97    98    99    00   01   02   03    04
----  ---  ---  ----  ----  ----  ---  ---  ---  ----
14.1  3.2  7.8   5.0  -4.2  12.0  3.1  9.6  3.8  [  ]

During the 10 year period shown in the above bar chart, the highest return for a quarter for the Pennsylvania Tax-Free Trust was [5.12]% (quarter ended [December, 2000]) and the lowest return for a quarter was [-4.32]% (quarter ended [March, 1994]).


Sentinel Government Securities
Inception:  1986

  95   96   97    98    99    00    01    02   03    04
----  ---  ---  ----  ----  ----  ----  ----  ---  ----
19.0  0.8  9.3   9.1  -3.5  12.6   6.9  10.6  2.9  [  ]

During the 10 year period shown in the above bar chart, the highest return for a quarter for the Government Securities Fund was [5.72]% (quarter ended [June, 1995]) and the lowest return for a quarter was [-3.62]% (quarter ended [March, 1994]).


Sentinel Short Maturity Government
Inception:  1995

 96   97   98   99   00   01   02   03    04
---  ---  ---  ---  ---  ---  ---  ---  ----
4.6  6.8  6.3  3.0  7.7  6.5  6.7  1.5  [  ]

The highest return for a quarter for the Short Maturity Government Fund was [3.14]% (quarter ended [September, 2001]) and the lowest return for a quarter was [-0.01]% (quarter ended [March, 1996])


For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)                                           11
Visit us online at www.sentinelfunds.com

Sentinel U.S. Treasury
Money Market
Inception:  1993

 95   96   97   98   99   00   01   02   03    04
---  ---  ---  ---  ---  ---  ---  ---  ---  ----
5.0  4.5  4.6  4.5  4.1  5.2  3.3  1.1  0.3  [  ]

The highest return for a quarter for the U.S. Treasury Money Market Fund was [1.40]% (quarter ended [December, 2000]) and the lowest return for a quarter was [0.03]% (quarter ended [September, 2003]).





Average Annual Total Return Tables
The tables below compare for the periods shown the average annual return of an appropriate broad-based securities market index with the average annual return before taxes for each share class of each Fund, the average annual return after taxes on distributions for the Class A shares of each Fund and the average annual total return after taxes on distributions and redemption for Class A shares of each Fund. The returns for share classes with a sales charge include the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period, in the case of the Class B, Class C and Class D shares. How each Fund performed in the past before and after taxes is not necessarily an indication of how that Fund will perform in the future.

     After-tax returns are shown only for Class A and after-tax returns for other classes of shares will vary. After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or tax-advantaged education savings accounts, such as qualified tuition programs or Coverdell Education Savings Accounts. As an example, the highest applicable individual federal marginal tax rates in effect for calendar year 2004 were generally [35%] for ordinary income dividends (which include distributions of short term capital gains), and [15]% for long-term capital gain distributions and qualifying dividend income. However, the historical highest rates applicable during the periods measured and used in the after-tax calculations below may be different from the highest individual marginal income tax rates for 2004.


For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)                                           12
Visit us online at www.sentinelfunds.com


--------------------------------------------------------------------------------- --------------- --------------- ---------------
                                                                                                                     Past 10
For the periods ended December 31, 2004*                                                                              Years/
                                                                                       Past                           Since
                                                                                     One Year      Past 5 Years     Inception
--------------------------------------------------------------------------------- --------------- --------------- ---------------
Flex Cap Opportunity Fund
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class A                                                                                        (1)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions - Class A                                                                        (1)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A                                                (1)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class B                                                                                        (1)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class C                                                                                        (1)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
S&P 500 Index (reflects no deduction for fees, expenses or taxes)                                                          (1)
--------------------------------------------------------------------------------- --------------- --------------- ---------------

--------------------------------------------------------------------------------- --------------- --------------- ---------------
Small Company Fund
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class A
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions - Class A
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A
--------------------------------------------------------------------------------- --------------- --------------- ---------------
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class B                                                                                        (2)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)                                                     (2)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class C                                                                                        (3)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)                                                     (3)
--------------------------------------------------------------------------------- --------------- --------------- ---------------

--------------------------------------------------------------------------------- --------------- --------------- ---------------
Mid Cap Growth Fund
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class A
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions - Class A
--------------------------------------------------------------------------------- --------------- --------------- ---------------
     Return After Taxes on Distributions and Sale of Fund Shares - Class A
--------------------------------------------------------------------------------- --------------- --------------- ---------------
S&P 500 Index (reflects no deduction for fees, expenses or taxes)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class B                                                                                        (4)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
S&P 500 Index (reflects no deduction for fees, expenses or taxes)                                                          (4)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class C                                                                                        (5)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
S&P 500 Index (reflects no deduction for fees, expenses or taxes)                                                          (5)
--------------------------------------------------------------------------------- --------------- --------------- ---------------

--------------------------------------------------------------------------------- --------------- --------------- ---------------
International Equity Fund
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class A
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions - Class A
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A
--------------------------------------------------------------------------------- --------------- --------------- ---------------
Morgan Stanley International "EAFE" (Europe, Australia, Far East) Index
(reflects no deduction for fees, expenses or taxes)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class B                                                                                        (2)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
Morgan Stanley International "EAFE" (Europe, Australia, Far East) Index                                                    (2)
(reflects no deduction for fees, expenses or taxes)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class C                                                                                        (6)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
Morgan Stanley International "EAFE" (Europe, Australia, Far East) Index                                                    (6)
(reflects no deduction for fees, expenses or taxes)
--------------------------------------------------------------------------------- --------------- --------------- ---------------

--------------------------------------------------------------------------------- --------------- --------------- ---------------
Growth Index Fund
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class A                                                                     [ ]                (7)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
S&P 500/BARRA Growth Index (reflects no deduction for fees, expenses or taxes)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class C                                                                     [ ]                (7)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A                             [ ]                (7)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class B                                                                     [ ]                (7)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
S&P 500/BARRA Growth Index (reflects no deduction for fees, expenses or taxes)                          [ ]                (7)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class C                                                                                        (5)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
S&P 500/BARRA Growth Index (reflects no deduction for fees, expenses or taxes)                                             (5)
--------------------------------------------------------------------------------- --------------- --------------- ---------------

--------------------------------------------------------------------------------- --------------- --------------- ---------------



For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)                                           13
Visit us online at www.sentinelfunds.com


--------------------------------------------------------------------------------- --------------- --------------- ---------------
Common Stock Fund
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class A
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions - Class A
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A
--------------------------------------------------------------------------------- --------------- --------------- ---------------
S&P 500 Index (reflects no deduction for fees, expenses or taxes)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class B                                                                                        (2)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
S&P 500 Index (reflects no deduction for fees, expenses or taxes)                                                          (2)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class C                                                                                        (6)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
S&P 500 Index (reflects no deduction for fees, expenses or taxes)                                                          (6)
--------------------------------------------------------------------------------- --------------- --------------- ---------------

--------------------------------------------------------------------------------- --------------- --------------- ---------------
Balanced Fund
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class A
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions - Class A
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A
--------------------------------------------------------------------------------- --------------- --------------- ---------------
Lehman Aggregate Bond Index (reflects no deduction for fees, expenses or taxes
--------------------------------------------------------------------------------- --------------- --------------- ---------------
S&P 500 Index (reflects no deduction for fees, expenses or taxes)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class B                                                                                        (2)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
Lehman Aggregate Bond Index (reflects no deduction for fees, expenses or taxes                                             (2)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
S&P 500 Index (reflects no deduction for fees, expenses or taxes)                                                          (2)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class C                                                                                        (6)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
Lehman Aggregate Bond Index (reflects no deduction for fees, expenses or taxes                                             (6)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
S&P 500 Index (reflects no deduction for fees, expenses or taxes)                                                          (6)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class D                                                                     [ ]                (8)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
Lehman Aggregate Bond Index (reflects no deduction for fees, expenses or taxes                          [ ]                (8)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
S&P 500 Index (reflects no deduction for fees, expenses or taxes)                                       [ ]                (8)
--------------------------------------------------------------------------------- --------------- --------------- ---------------

--------------------------------------------------------------------------------- --------------- --------------- ---------------
High Yield Bond Fund
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class A                                                                                        (9)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions - Class A                                                                        (9)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A                                                (9)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class B                                                                                        (9)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
Lehman High Yield Index (reflects no deduction for fees, expenses or taxes)                                                (9)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class C                                                                                        (6)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
Lehman High Yield Index (reflects no deduction for fees, expenses or taxes)                                                (6)
--------------------------------------------------------------------------------- --------------- --------------- ---------------

Capital Markets Income Fund

--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class A                                                                                       (12)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions - Class A                                                                       (12)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A                                               (12)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class B                                                                                       (12)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class C                                                                                       (12)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
[ ] Index (reflects no deduction for fees, expenses or taxes)                                                             (12)
--------------------------------------------------------------------------------- --------------- --------------- ---------------

--------------------------------------------------------------------------------- --------------- --------------- ---------------

Bond Fund
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class A
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions - Class A
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A
--------------------------------------------------------------------------------- --------------- --------------- ---------------
Lehman Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class B                                                                                        (2)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
Lehman Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)                                            (2)
--------------------------------------------------------------------------------- --------------- --------------- ---------------

--------------------------------------------------------------------------------- --------------- --------------- ---------------
Tax-Free Income Fund
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class A
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions - Class A
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A
--------------------------------------------------------------------------------- --------------- --------------- ---------------
Lehman Municipal Bond Index (reflects no deduction for fees, expenses or taxes)
--------------------------------------------------------------------------------- --------------- --------------- ---------------

--------------------------------------------------------------------------------- --------------- --------------- ---------------
New York Tax-Free Income Fund
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class A                                                                                       (10)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions - Class A                                                                       (10)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A                                               (10)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
Lehman Municipal Bond Index (reflects no deduction for fees, expenses or taxes)                                           (10)
--------------------------------------------------------------------------------- --------------- --------------- ---------------

--------------------------------------------------------------------------------- --------------- --------------- ---------------



For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)                                           14
Visit us online at www.sentinelfunds.com


--------------------------------------------------------------------------------- --------------- --------------- ---------------
Pennsylvania Tax-Free Trust
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class A
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions - Class A
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A
--------------------------------------------------------------------------------- --------------- --------------- ---------------
Lehman Municipal Bond Index (reflects no deduction for fees, expenses or taxes)
--------------------------------------------------------------------------------- --------------- --------------- ---------------

--------------------------------------------------------------------------------- --------------- --------------- ---------------
Government Securities Fund
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class A
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions - Class A
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A
--------------------------------------------------------------------------------- --------------- --------------- ---------------
Lehman Government Bond Index (reflects no deduction for fees, expenses or taxes)
--------------------------------------------------------------------------------- --------------- --------------- ---------------

--------------------------------------------------------------------------------- --------------- --------------- ---------------
Short Maturity Government Fund
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class A                                                                                       (11)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions - Class A                                                                       (11)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A                                               (11)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
Lehman 1-3 Yr. Gov't Bond Index (reflects no deduction for fees, expenses                                                 (11)
or taxes)
--------------------------------------------------------------------------------- --------------- --------------- ---------------

--------------------------------------------------------------------------------- --------------- --------------- ---------------
Sentinel U.S. Treasury Money Market Fund
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class A
--------------------------------------------------------------------------------- --------------- --------------- ---------------
Lipper US Treasury Money Market Funds (reflects no deduction for fees, expenses or taxes)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class B                                                                                        (2)
--------------------------------------------------------------------------------- --------------- --------------- ---------------
Lipper US Treasury Money Market Funds (reflects no deduction for fees,                                                     (2)
expenses or taxes)
--------------------------------------------------------------------------------- --------------- --------------- ---------------

--------------------------------------------------------------------------------- --------------- --------------- ---------------



*No information is provided for the Class A, B, and C shares of the Core Mid Cap Fund because those classes began operations March 29, 2004. No information is provided for the Class S shares of the Short Maturity Government Fund because those classes began operations February [ ], 2005.

(1)  From inception on February 25, 2000
(2)  From inception on April 1, 1996
(3)  From inception on July 9, 2001
(4)  From inception on January 12, 1998
(5)  From inception on March 30, 2000
(6)  From inception on May 4, 1998
(7)  From inception on September 13, 1999
(8)  From inception on January 4, 1999
(9)  From inception on June 23, 1997
(10) From inception on March 27, 1995
(11) From inception on March 24, 1995
(12) From inception on March 10, 2003



For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)                                           15
Visit us online at www.sentinelfunds.com

Fees and Expenses
These tables describe the fees and expenses that you pay if you buy and hold shares of the Funds:

Shareholder Fees (fees paid directly from your investment):

Class A Shares (available for all Funds):


Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price) -
       Flex Cap Opportunity, Small Company(*),
        Mid Cap Growth, Core Mid Cap,
        International Equity, Common Stock,
        Balanced and Capital
       Markets Income Funds                                   5.00% maximum
       High Yield Bond, Bond, Tax-Free Income, New York,
       Pennsylvania and Government Securities Funds...........4.00% maximum
       Growth Index Fund .....................................2.50% maximum
       Short Maturity Government Fund.........................1.00% maximum
       Money Market Fund......................................None
Maximum Deferred Sales Charge (Load)..........................None(1)
Maximum Sales Charge (Load) Imposed
 on Reinvested Dividends......................................None
Redemption Fees...............................................None(1)
Exchange Fees.................................................None(2)


(*)  Closed to new investors.  See "Purchase Options" below.
(1) If you redeem by wire transfer, we assess a wire charge of $[20.00]. In addition, you pay a deferred sales charge of up to 1% on certain redemptions of Class A shares made within two years of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more. In addition, the Funds will impose an excessive trading fee of 2% of the amount redeemed, if an investor has a history of excessive trading (generally six or more in and out transactions in a fund other than the Money Market Fund within a twelve-month period), or if an investor's trading, in the judgment of the Funds, has been or may be disruptive to a Fund (see "Excessive Trading Policy", page 50).

(2) If you exchange Class A shares of the Money Market Fund for Class A shares of another Fund, and you did not acquire the Money Market Fund shares in an exchange from another Fund's Class A shares, then you pay a sales charge equal to the sales charge imposed on new purchases of the new Fund.

Class B Shares
(available for the Flex Cap Opportunity, Small Company(*), Mid Cap Growth, Core Mid Cap, International Equity, Growth Index, Common Stock, Balanced, High
Yield Bond, Capital Markets Income, Bond and Money Market Funds):

Maximum Sales Charge (Load) Imposed on Purchases..............None
Maximum Deferred Sales Charge (Load) (as a percentage of
  the lower of the purchase price or net asset value of shares being redeemed) All except Growth Index Fund......................4.00% maximum(3)
   Growth Index Fund..........................................2.50% maximum
Maximum Sales Charge (Load) Imposed
 on Reinvested Dividends......................................None
Other Redemption Fees.........................................None(4)
Exchange Fees.................................................None


For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)                                           16
Visit us online at www.sentinelfunds.com

(*)  Closed to new investors.  See "Purchase Options" below.
(3) The maximum deferred sales charge is imposed on shares redeemed in the first two years after purchase. For shares held longer than two years, or longer than one year for purchases over $250,000 in all Funds other than the Growth Index Fund, the deferred sales charge declines.

(4) The Funds will impose an excessive trading fee of 2% of the amount redeemed if an investor has a history of excessive trading (generally six or more in and out transactions in a Fund other than the Money Market Fund within a twelve-month period) or if an investor's trading, in the judgment of the Funds, has been or may be disruptive to a Fund.

Class C Shares
(available for the Flex Cap Opportunity, Small Company(*), Mid Cap Growth, Core Mid Cap, International Equity, Growth Index,Common Stock, Balanced, High Yield Bond and Capital Markets Income Funds):


Maximum Sales Charge (Load)
Imposed on Purchases..........................................None
Maximum Deferred Sales Charge (Load) (as a percentage of
the lower of the purchase price or net asset value of shares being redeemed)...............................................1.00% for one year after purchase
Maximum Sales Charge (Load) Imposed
 on Reinvested Dividends......................................None
Other Redemption Fees.........................................None(5)
Exchange Fees.................................................None


(*)  Closed to new investors.  See "Purchase Options" below.
(5) The Funds will impose an excessive trading fee of 2% of the amount redeemed if an investor has a history of excessive trading (generally six or more in and out transactions in a Fund other than the Money Market Fund within a twelve-month period) or if an investor's trading, in the judgment of the Funds, has been or may be disruptive to a Fund.

Class D Shares
(available for the Balanced Fund only)

Maximum Sales Charge (Load)
Imposed on Purchases..........................................None
Maximum Deferred Sales Charge (Load) (as a percentage of
  the lower  of the purchase price or net asset value of shares being redeemed) ..............................................6.00% maximum(6)
Maximum Sales Charge (Load) Imposed
 on Reinvested Dividends......................................None
Other Redemption Fees.........................................None(7)
Exchange Fees.................................................None

(6) The maximum deferred sales charge is imposed on shares redeemed in the first two years after purchase. For shares held longer than two years, the deferred sales charge declines.

(7) The Funds will impose an excessive trading fee of 2% of the amount redeemed if an investor has a history of excessive trading (generally six or more in and out transactions in a Fund other than the Money Market Fund within a twelve-month period) or if an investor's trading, in the judgment of the Funds, has been or may be disruptive to a Fund.

Class S Shares
(available for the Short Maturity Government Fund only)

Maximum Sales Charge (Load)
Imposed on Purchases..........................................None
Maximum Deferred Sales Charge (Load) (as a percentage of
  the lower  of the purchase price or net asset value of shares being redeemed) ..............................................None
Maximum Sales Charge (Load) Imposed
 on Reinvested Dividends......................................None
Other Redemption Fees.........................................None(8)
Exchange Fees.................................................None

(8) If you redeem by wire transfer, we assess a wire charge of $25.00. In addition, the Fund will impose an excessive trading fee of 2% of the amount redeemed, if an investor has a history of excessive trading (generally six or more in and out transactions in a Fund other than the Money Market Fund within a twelve-month period), or if an investor's trading, in the judgment of the Fund, has been or may be disruptive to the Fund (see "Excessive Trading Policy", page [50]).


For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)                                           17
Visit us online at www.sentinelfunds.com

Annual Fund Operating Expenses
(as a percentage of average net assets)

Class A:


                                 Flex Cap      Small       Mid Cap     Core Mid   International   Growth      Common
                                Opportunity    Company     Growth         Cap        Equity       Index       Stock
                                -----------    -------     ------         ---        ------       -----       -----
Management Fees
Distribution and Service (12b-1) Fees


Other Expenses:
  Accounting and
   Administrative Costs
  Other
                               ------------- ----------- -----------                ------------- ----------- -----------
Total Other Expenses
                               ------------- ----------- -----------                ------------- ----------- -----------
Total Annual Fund Operating
  Expenses

                               ============= =========== ===========    ========================= =========== ===========




                                            Capital
                                            Markets
                                Balanced     Income
                                --------     ------
Management Fees
Distribution and Service (12b-1) Fees


Other Expenses:
  Accounting and
   Administrative Costs
  Other
                                 -----------  ------------
Total Other Expenses
                                 -----------  ------------
Total Annual Fund Operating
  Expenses

                                 ===========  ============




                                                                                     New York
                               High Yield                Tax Free                    Tax Free        PA        Gov't
                                  Bond         Bond       Income                      Income      Tax Free    Securities
                                  ----         ----       ------                      ------      --------    ----------
Management Fees
Distribution and Service (12b-1) Fees


Other Expenses:
  Accounting and
   Administrative Costs
  Other
                               ------------- ----------- -----------                ------------- ----------- -----------
Total Other Expenses
                               ------------- ----------- -----------                ------------- ----------- -----------
Total Annual Fund Operating
  Expenses

                               ============= =========== ===========                ============= =========== ===========



                                 Short
                                 Maturity      Money
                                 Gov't        Market
                                 -----        ------
Management Fees
Distribution and Service (12b-1) Fees


Other Expenses:
  Accounting and
   Administrative Costs
  Other
                                -----------  ------------
Total Other Expenses
                                -----------  ------------
Total Annual Fund Operating
  Expenses

                                ===========  ============



Class B:



                               Flex Cap      Small       Mid Cap       Core Mid   International   Growth      Common
                              Opportunity    Company     Growth           Cap        Equity       Index       Stock
Management Fees
Distribution and Service (12b-1) Fees


Other Expenses:
  Accounting and
   Administrative Costs
  Other
                               ------------- ----------- -----------                ------------- ----------- -----------
Total Other Expenses
                               ------------- ----------- -----------                ------------- ----------- -----------
Total Annual Fund Operating
  Expenses

                               ============= =========== ===========    ========================= =========== ===========




                                             Capital
                                             Markets
                                Balanced     Income
Management Fees
Distribution and Service (12b-1) Fees


Other Expenses:
  Accounting and
   Administrative Costs
  Other
                                 -----------  ------------
Total Other Expenses
                                 -----------  ------------
Total Annual Fund Operating
  Expenses

                                 ===========  ============



For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)                                           18
Visit us online at www.sentinelfunds.com

                             High Yield                  Money
                               Bond          Bond        Market
                               ----          ----        ------
Management Fees
Distribution and Service (s


Other Expenses:
  Accounting and
   Administrative Costs
  Other
                               ------------- ----------- -----------
Total Other Expenses
                               ------------- ----------- -----------
Total Annual Fund Operating
  Expenses

                               ============= =========== ===========

Class C:



                                Flex Cap      Small       Mid Cap      Core Mid   International   Growth      Common
                               Opportunity    Company     Growth          Cap        Equity       Index       Stock
                               -----------    -------     ------          ---        ------       -----       -----
Management Fees
 Distribution and Service (12b-1) Fees


Other Expenses:
  Accounting and
   Administrative Costs
  Other
                               ------------- ----------- -----------                ------------- ----------- -----------
Total Other Expenses
                               ------------- ----------- -----------                ------------- ----------- -----------
Total Annual Fund Operating
Expenses

                               ============= =========== ===========    ========================  ==========  ===========




                                              Capital
                                              Markets
                                  Balanced     Income
                                  --------     ------
Management Fees
 Distribution and Service (12b-1) Fees


Other Expenses:
  Accounting and
   Administrative Costs
  Other
                                 -----------  ------------
Total Other Expenses
                                 -----------  ------------
Total Annual Fund Operating
Expenses

                               ===========  ============


                                High Yield                  Class D:
                                   Bond                     Balanced
                                   ----                      Fund
                                                             ----
Management Fees
Distribution and Service (12b-1) Fees


Other Expenses:
  Accounting and
   Administrative Costs
  Other
                               -------------
Total Other Expenses
                               -------------
Total Annual Fund Operating
  Expenses

                               =============                 =====



                                                            Class S:
                                                             Short
                                                            Maturity
                                                             Gov't
                                                             ----
Management Fees                                              0.49%
Distribution and Service (12b-1) Fees
                                                             0.75%
Other Expenses(c):
  Accounting and
   Administrative Costs                                      0.03%
  Other                                                      0.20%
                                                             ----
Total Other Expenses                                         0.23%
                                                             ----
Total Annual Fund Operating
  Expenses
                                                             1.47%
                                                             =====




(a) Current Expense Ratios
The above expense ratios do not reflect waivers or reimbursements of expenses
by Sentinel Advisors. As of February   , 2005, Sentinel Advisors voluntarily
waives or reimburses expenses of the Growth Index Fund to the extent necessary to cap the expense ratio, after expense offsets, of the Fund's Class A shares at 0.65%. The expense ratios shown in the Fund's table above are before expense offsets. The Growth Index Fund's expense ratios after expense offsets, which consist largely of custody credits, tend to be slightly lower than the expense ratios before expense offsets. This waiver or reimbursement for the Growth Index Fund will continue at least until November 30, 2005.


Because the Growth Index Fund also has Class B and Class C shares, the waiver of advisory fees also benefits the Class B and Class C shares of the Fund. The Class B and Class C shares of the Growth Index Fund will experience the same reduced effective advisory fee rate as the Class A shares of the Growth Index Fund. Sentinel Advisors has no current intention to change or terminate the above arrangements. However, these arrangements may be changed or terminated at any time after November 30, 2005.

(b) In the case of the management fee for the Flex Cap Opportunity Fund, the table restates the information to reflect a contractual reduction in the management fee to 0.75% of average daily net assets from 0.90% of average daily net assets, which took effect on January 1, 2004.

(c) Based on estimated amounts for the current fiscal year.



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Examples:
     These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

     These examples assume that you invest $10,000 in each Fund for the time periods indicated, that you pay the maximum sales charge that applies to a particular class, that the Fund's operating expenses remain the same, and that your investment has a 5% return each year. This assumption is not meant to indicate that you will receive a 5% annual rate of return.

     Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below.


Note that the amounts shown do not reflect the waivers or reimbursements that limit expense ratios to the levels shown in footnote (a) on page [16].


Class A:             1 year    3 years  5 years  10 years
Flex Cap Opp.        $
Small Company
Mid Cap Growth
Core Mid Cap
International Equity
Growth Index
Common Stock
Balanced
High Yield Bond
Cap.Mkts.Income
Bond
Tax-Free Income
NY Tax-Free
PA Tax-Free
Gov't Sec.
Short Mat. Gov't.
Money Market

Class B (if you redeem at the end of the period):
                     1 year    3 years  5 years  10 years
Flex Cap Opp.        $
Small Company
Mid Cap Growth
Core Mid Cap
International Equity
Growth Index
Common Stock
Balanced
High Yield Bond
Cap.Mkts.Income
Bond
Money Market

Class B (if you do not redeem):

                     1 year    3 years  5 years  10 years
Flex Cap Opp.         $
Small Company
Mid Cap Growth
Core Mid Cap
International Equity
Growth Index
Common Stock
Balanced
High Yield Bond
Cap.Mkts.Income
Bond
Money Market


Class C (if you redeem at the end of the period):

                     1 year    3 years  5 years  10 years
Flex Cap Opp.         $
Small Company
Mid Cap Growth
Core Mid Cap
International Equity
Growth Index
Common Stock
Balanced
High Yield Bond
Cap.Mkts.Income

Class C (if you do not redeem):

                     1 year    3 years  5 years  10 years
Flex Cap Opp.         $
Small Company
Mid Cap Growth
Core Mid Cap
International Equity
Growth Index
Common Stock
Balanced
High Yield Bond
Cap.Mkts.Income


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


Class D (if you redeem at the end of the period):

                    1 year    3 years  5 years  10 years
Balanced             $

Class D (if you do not redeem):

                    1 year    3 years  5 years  10 years
Balanced             $



Class S:

                    1 year    3 years
Short Mat. Gov't.    $150       465






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


Details About the Funds' Investment Objectives,
Principal Investment Strategies and Related Risks


Each Fund has distinct investment objectives and policies. Investment objectives are fundamental policies of each Fund that may only be changed by a majority vote of the outstanding shares of that Fund. We cannot guarantee that these objectives will be achieved.

Each Fund's investment objectives and policies are described in this section. A general discussion of the Funds' investment policies and associated risks follows. All of the Funds other than the Growth Index, New York and Pennsylvania Funds, are "diversified" funds as defined in the Investment Company Act.


The Flex Cap Opportunity Fund invests in growth stocks of companies of all sizes.
     The Flex Cap Opportunity Fund seeks long-term capital appreciation. The Fund will invest primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or the over-the-counter market. The Fund invests primarily in "growth" stocks.:


How We Invest

*Comprehensive Screens--we use a multi-factor model to narrow down a starting universe of 8000 companies to a list of about 400 stocks that meet our key criteria: high returns on equity, above-average earnings growth, and modest price-earnings multiples.

*Proprietary Valuation Model--our model compares each stock's current price to the discounted present value for that stock. We then rank all 400 of our pre-screened stocks based on their upside and downside potential versus our estimate of fair value.



     The Fund invests in companies of all sizes. The Fund can leverage its assets, that is, borrow money, to buy additional securities for its portfolio. By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed. However, this subjects the Fund to the risk that the cost of borrowing money to leverage its assets may exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed. However, the Fund is not required to use leverage and there is no assurance that the Fund will use leverage.


     Although the Fund does not intend to concentrate in any one industry, the companies which satisfy Sentinel Advisors' investment criteria may be focused in certain broad sectors, such as technology. This may increase the volatility of the Fund's share price.

     Until December 31, 2003, the Fund was managed by a subadvisor, Fred Alger Management, Inc. ("Alger"). This subadvisory relationship was terminated as of that date, and the Fund is now managed directly by Sentinel Advisors.


     The Fund is actively managed. It is likely that the Fund's turnover rate may exceed 100% annually. High turnover would cause the Fund to incur higher trading costs, including more brokerage commissions, and may reduce returns. It may also cause the Fund to recognize capital gains and capital losses for tax purposes earlier than it would if its turnover rate was lower. In fiscal 2004 the Fund's portfolio turnover was [ ]%. [ ]


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     The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel Advisors believes that adverse market or other conditions warrant such investment. Such action is an attempt to protect the Fund's assets from a temporary unacceptable risk of loss, rather than directly to promote the Fund's investment objective.

     The Flex Cap Opportunity Fund may invest up to 15% of its net assets in illiquid securities and may invest in portfolio depositary receipts up to 5% of its total assets.



The Small Company Fund invests in stocks of small and medium-sized companies The Small Company Fund seeks growth of capital, by investing mainly in common stocks of small and medium-sized companies that Sentinel Advisors believes have attractive growth potential and are attractively valued. Income is not a factor in selecting stocks. The Fund invests at least 80% of its assets in stocks of small companies, which have, at the time of purchase, market capitalizations of less than $3 billion. The Fund defines medium-sized companies as those with market capitalizations between $3 billion and $10 billion. The median market capitalization of the Fund's holdings is currently less than $1 billion. Market capitalization is the total value of all the outstanding shares of common stock of a company. Up to 25% of the Fund's assets may be invested in securities within a single industry.

     The Small Company Fund's policy is to avoid short-term trading. However, the Fund may sell a security without regard to its holding period if Sentinel Advisors believes it is in the Fund's best interest to do so. The Fund's turnover rate is not expected to exceed 100% annually. The Fund is intended for long-term investors willing to accept more risk in order to seek above-average gains.


The Mid Cap Growth Fund invests in stocks of mid sized companies
The Mid Cap Growth Fund seeks growth of capital by focusing its investments on common stocks of mid sized growing companies. Sentinel Advisors tries to invest in companies with favorable growth potential with attractive pricing in relation to this growth potential, and experienced and capable managements.
The Fund will invest at least 80% of its assets in stocks whose market capitalizations, at the time of purchase, are within the range from the stock with the lowest market capitalization which is included in the Standard &
Poor's 400 Midcap Index or the Russell Midcap Index, up to and including 1.2 times the market capitalization of the largest company included in either of such indices. As of January [ ], 2005 companies included in either the Standard & Poor's 400 Midcap Index or the Russell Midcap Index had market capitalizations between $[ ] million and $ [ ] billion. Income is not a factor in selecting investments.


     Sentinel Advisors emphasizes stocks it believes to have superior potential for growth, rather than wide diversification. The Fund may invest up to 25% of its assets in stocks of companies within a single industry. The Fund is actively managed. It is likely that the Fund's turnover rate may exceed 100% annually. In fiscal 2003 portfolio turnover was 116%. High turnover would cause the Fund to incur higher trading costs, including more brokerage commissions, and may reduce returns. It may also cause the Fund to recognize capital gains and capital losses for tax purposes earlier than it would if its turnover rate was lower.


The Core Mid Cap Fund invests in common stocks of mid sized companies
The Core Mid Cap Fund seeks capital appreciation by focusing its investments on common stocks of mid sized companies with strong long-term fundamentals. Sentinel Advisors will focus on companies which it believes are attractive, but may either be, or have grown to be, too large to be appropriate for investment by the Small Company Fund. Income is not a factor in selecting investments. The Fund seeks to invest in companies that Sentinel Advisors believes to have superior business models and to be attractive both in terms of growth potential and valuation. The Fund will invest at least 80% of its assets in stocks whose market


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


capitalizations, at the time of purchase, are within the range from the stock with the lowest market capitalization which is included in the Standard & Poor's 400 Midcap Index or the Russell Midcap Index, up to and including 1.2 times the market capitalization of the largest company included in either of such indices. As of January [ ], 2005 companies included in either the Standard & Poor's 400 Midcap Index or the Russell Midcap Index had market capitalizations between $[ ] million and $[ ] billion. Market capitalization is the total value of all the outstanding shares of common stock of a company. No more than 25% of the Fund's assets may be invested in securities within a single industry.

     The Core Mid Cap Fund's policy is to avoid short-term trading. However, the Fund may sell a security without regard to its holding period if Sentinel Advisors believes it is in the Fund's best interest to do so. The Fund's turnover rate is not expected to exceed 100% annually.





The International Equity Fund invests in stocks of non-U.S. companies
The International Equity Fund seeks growth of capital by investing mainly in common stocks of established non-U.S. companies, or in U.S. companies that conduct their business mainly outside the United States. INVESCO Global Asset Management (N.A.), Inc. ("INVESCO") manages the International Equity Fund under a sub-advisory arrangement. The International Equity Fund will normally spread its assets over many different countries, and will normally not concentrate its investments in any one country. The Fund generally will not invest more than 25% of its assets in any one country, but the Fund may invest up to 40% of its assets in any one country if INVESCO feels that economic and business conditions make it appropriate to do so. The Fund normally invests at least 80% of its assets in equity securities.

     The Fund focuses its investments on developed foreign countries, but may invest up to 15% of its total assets in emerging markets. It normally will have substantial investments in European countries.

     Normally, at least 75% of the Fund's total assets are invested in securities of non-U.S. issuers selected by INVESCO mainly for their long-term capital growth prospects. The remaining 25% may be invested in companies organized in the United States that have at least 50% of their assets and/or revenues outside the United States. The Fund also may invest in convertible or debt securities rated Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's.

     The majority of the Fund's trading of stocks occur on established stock exchanges or in the over-the-counter markets in the countries in which investments are being made. The Fund also expects to purchase American Depositary Receipts and European Depositary Receipts in bearer form, which are designed for use in European securities markets. ADRs trade on U.S. exchanges or in the U.S. over-the-counter markets, and represent foreign stocks. To expedite settlement of portfolio transactions and minimize currency value fluctuations, the Fund may purchase foreign currencies and/or engage in forward foreign currency transactions. Normally, however, the Fund does not hedge its foreign currency exposure.

     You should note that investing in foreign stocks involves some risks which normally are not associated with investing in U.S. securities, including those described on page [31].

The Growth Index Fund invests in stocks comprising the S&P 500/BARRA Growth
Index
The Growth Index Fund seeks to match, as closely as possible before expenses, the performance of the S&P


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500/BARRA Growth Index. The S&P 500/BARRA Growth Index includes those stocks of the S&P 500 Index with higher than average price to book value ratios. The S&P 500 is an unmanaged index and typically includes companies that are the largest and most dominant in their industries. There can be no assurance that the Fund will achieve its objective.

     The Fund will invest at all times at least 80% of its total assets in the common stocks of the companies that comprise the S&P 500/BARRA Growth Index. It intends normally to invest substantially all its total assets in these common stocks, in approximately the same weightings as the S&P 500/BARRA Growth Index. The Fund also may hold up to 20% of its assets in money market instruments and stock index options and futures. Futures and options are considered "derivatives" because they "derive" their value from a traditional security (like a stock or bond) or index. The Fund intends to buy index options or futures, if at all, only in anticipation of buying stocks.

     The Growth Index Fund is not "actively managed," which would involve the investment advisor buying and selling securities based on research and analysis. Rather, the Growth Index Fund tries to match, as closely as possible, before expenses, the performance of its target index, the S&P 500/BARRA Growth Index. It does this by holding, under normal circumstances, all of the common stocks included in the target index, in approximately the same weightings as in the index.

     The Growth Index Fund invests broadly in the stocks of those large numbers of companies included in the S&P 500/BARRA Growth Index. However, if the S&P 500/BARRA Growth Index is concentrated in a handful of very large companies, the Fund will be required to invest a substantial portion of its assets in those few companies in order to track the index. By tracking the composition of the S&P 500/BARRA Growth Index, the Growth Index Fund may be "nondiversified" under SEC standards, although it will normally hold more than 100 stock positions. A fund's risk grows as its holdings become less diversified. This is because the poor performance of just a few stocks can cause a large decline in the price of a less-diversified fund.

     The Growth Index Fund by itself is not a balanced investment program. The Growth Index Fund generally holds the stocks of companies among the 500 largest U.S. publicly owned corporations. Of these stocks, the stocks included in the S&P 500/BARRA Growth Index have been valued in the stock market at levels which indicate that the market expects their issuers to have better than average prospects for growth of revenue and earnings. These stocks are sometimes referred to as "large capitalization growth stocks." The Growth Index Fund will not invest in other types of stocks, including the stocks of small companies, or so-called "value stocks," from which the market does not expect as much growth in revenue and earnings, but which can be purchased at lower valuations. Diversifying your investments beyond "large capitalization growth stocks" may lower the volatility of your overall investment portfolio, and could improve your long-term investment return.

     It is anticipated that the Growth Index Fund will have relatively small portfolio turnover. However, it may have to sell securities from time to time to meet redemption requests, and adjustments will be made in the portfolio from time to time because of changes in the composition of the S&P 500/BARRA Growth Index.


The Common Stock Fund invests in common stocks of well-established companies The Common Stock Fund seeks a combination of growth of capital, current income, growth of income, and relatively low risk as compared with the stock market as a whole. It seeks this goal by investing mainly in a diverse group of common stocks of well-established companies, most of which pay regular dividends. Sentinel Advisors tries to select stocks of leading companies that are financially strong and are selling at attractive prices in relation to their values. When appropriate, the Fund also


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


may invest in preferred stocks or debentures convertible into common stocks. Under normal circumstances, at least 80% of the Fund's assets are invested in common stocks.


The Balanced Fund invests in a combination of stocks and bonds
The Balanced Fund seeks a combination of growth of capital and current income, with relatively low risk and relatively low fluctuations in value. It seeks this goal by investing in common stocks similar to those in the Common Stock Fund and in investment grade bonds similar to those in the Bond Fund, with at least 25% of its assets in bonds. When determining this percentage, convertible bonds and/or preferred stocks are considered common stocks, unless these securities are held primarily for income. Sentinel Advisors will divide the Fund's assets among stocks and bonds based on whether it believes stocks or bonds offer a better value at the time. More bonds normally enhance price stability, and more stocks usually enhance growth potential.



The High Yield Bond Fund invests in lower rated corporate bonds
The High Yield Bond Fund seeks high current income and total return by investing mainly in lower rated corporate bonds. These bonds are sometimes called "junk bonds." The High Yield Bond Fund is managed by a sub-advisor, Evergreen Investment Management Company. The High Yield Bond Fund normally invests at least 80% of its total assets in lower rated bonds. These bonds, because of the greater possibility that the issuers will default, are not investment grade - that is, they are rated below BBB by Standard & Poor's or below Baa by Moody's, or are unrated but considered by Evergreen to be of comparable credit quality. The High Yield Bond Fund may invest in debt securities of any maturity. No more than 25% of the High Yield Bond Fund's assets are invested in a single industry and no more than 5% of its assets in a single issuer. Lower rated debt securities and their associated risks are described in more detail on page [33].

The High Yield Bond Fund also may invest up to 20% of its total assets in common stocks, usually as a result of warrants associated with its bond holdings but also, under certain circumstances, to seek capital appreciation. The Fund also may invest in bonds convertible into common stock.

The High Yield Bond Fund, when aggregated with the holdings of other mutual funds advised by Evergreen, will not own more than 20% of the outstanding debt securities of any issuer.

     The High Yield Bond Fund may invest up to 15% of its net assets in illiquid securities.

     The High Yield Bond Fund may invest in corporate loans made by banks or other financial institutions. The Fund may not be readily able to resell some of these corporate loans and they may be subject to restrictions on resale. If so, they would be subject to the Fund's limitation on illiquid securities. The value of a corporate loan will depend mainly on the borrower's ability to repay its debts. The High Yield Bond Fund will invest in a corporate loan only if, in Evergreen's judgment, the borrower is capable of repaying the loan. However, Evergreen does not have any set minimum credit rating criteria regarding these borrowers. Evergreen will monitor the creditworthiness of the borrowers of corporate loans in which the High Yield Bond Fund invests, but there can be no assurance that Evergreen will recognize factors that might ultimately impair the value of a corporate loan in time to protect the High Yield Bond Fund from loss.

The High Yield Bond Fund may invest up to 25% of net assets in the securities of foreign issuers, if they are denominated in U.S. dollars and are purchased and held by the High Yield Bond Fund in the United States. You should note that investing in foreign securities involves certain special risk considerations which normally are not associated with investing in U.S. securities, including those described on page [31].


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The High Yield Bond Fund does not expect to invest in futures and options, or other derivatives contracts during the coming year. However, if derivative securities are developed which permit effective hedging of a lower quality bond portfolio, the High Yield Bond Fund may, for hedging purposes only, buy or sell derivative securities contracts. The total market value of any of these derivatives contracts at the time a position is taken will not exceed 5% of the High Yield Bond Fund's net assets.

The Capital Markets Income Fund invests in a combination of domestic investment-grade bonds, lower rated bonds, equity securities, and foreign government bonds. The Capital Markets Income Fund seeks a high level of current income, with a secondary goal of long-term capital appreciation. It will normally divide its assets among four broad asset classes. The Fund's subadvisor, Evergreen Investment Management Company, will have broad discretion in allocating assets among the four classes. The four classes are:

     1. Domestic Investment Grade Bonds. This category includes U.S. Treasury and agency securities, mortgage backed securities, and investment grade corporate bonds. The Fund will invest at least 20% of its assets in this category of securities at all times.

     2. Domestic and Foreign Lower Rated Debt Securities. This category includes all the types of securities in which the Sentinel High Yield Bond Fund invests. They are sometimes called "junk bonds". The Fund will limit its investments in this asset class to no more than 35% of its assets.

     3. Equity and Equity-related Securities. This category includes common stocks, preferred stocks, and debt securities that are convertible into equity securities. In choosing investments within this category, investments which offer relatively high dividend or interest yields will be emphasized, but there will also be some emphasis on the potential for capital appreciation. The Fund will limit its investments in this asset class to no more than 35% of its assets.


     4. International Investment Grade Government Debt Securities. These can be denominated in U.S. dollars or foreign currencies.

     Exposure to foreign currencies would be limited in the following ways:

         (i) Up to 35% of the assets of the entire Fund may be invested in assets denominated in each of the Euro, the Pound Sterling and the Yen.

         (ii) Up to 10% of the assets of the entire Fund may be invested in assets denominated in each of the Canadian Dollar, the Australian Dollar and the New Zealand Dollar.

         (iii) The Fund will limit its holdings that are denominated in each other foreign currency to no more than 5% of the assets of the Fund.

The Fund will limit its investments in the international investment grade government debt securities asset class to no more than 35% of its assets.


     The domestic investment grade bond category includes the types of securities in which the Sentinel Bond Fund and the Sentinel Government Securities Fund invest. Please refer to the descriptions of these Funds, below. Like the Bond and Government Securities Funds, the Capital Markets Income Fund may engage in the "dollar roll" transactions described on page [34].

The lower rated debt securities category includes the same types of securities in which the Sentinel High Yield Bond Fund invests. These securities are subject to the considerations described on page [33] of this Prospectus.

     The Capital Markets Income Fund may invest in equity or equity-related securities in order to earn income from dividends (and interest on convertible securities), to seek capital appreciation, and to diversify

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its risks. Equity investments will likely focus on securities which pay significant dividends or interest coupons.

     Foreign government securities may be denominated in foreign currencies. Changes in foreign exchange rates will therefore translate directly into changes in value of the securities in this portion of the Capital Markets Income Fund, so that if the U.S. dollar appreciates versus a given foreign currency, the value in U.S. dollars of the Fund's holdings denominated in that foreign currency will fall. In addition, the Capital Markets Income Fund incurs additional expense in conversions of U.S. dollars to foreign currency (and vice versa), which may reduce the amount the Fund will earn on its investments. The Fund may use derivatives to hedge its exposure to foreign currencies, but need not do so, and frequently will have unhedged exposure to foreign currencies.

     Investing in foreign securities involves certain other special risks in addition to those associated with U.S. securities. Please refer to "Risks of Investing in Foreign Securities" and "Risks of Holding Fund Assets Outside the United States" on page [31] of this Prospectus for more information on these risks.

     The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Evergreen believes that adverse market or other conditions warrant. This is to attempt to protect the Fund's assets from a temporary unacceptable risk of loss, rather than directly to promote the Fund's investment objective.


     The Capital Markets Income Fund may write (i.e., sell) call options on equity securities held in its portfolio without limitation. When the Fund writes a call option, in return for an option premium, the Fund gives another party the right to buy specified securities owned by the Fund at a specified exercise price on or before the expiration date of the option. The Fund will write only covered options (i.e., options where it holds the securities during the term of the option).

     The Fund may write call options to earn additional income in the form of option premiums. By writing a call option, the Fund limits its ability to sell the underlying securities while the option remains outstanding, and gives up the opportunity during the term of the option to profit from any increase in the value of the underlying securities beyond the exercise price.




The Bond Fund invests
 in investment grade bonds
The Bond Fund seeks high current income while seeking to control risk by investing mainly in investment grade bonds. The Fund will invest exclusively in fixed-income securities, and to a limited extent in related derivatives, as discussed on page [34]. At least 80% of the Fund's assets will normally be invested in the following types of bonds:

1. Corporate bonds which at the time of purchase are rated within the four highest rating categories of Moody's, Standard & Poor's or any other nationally recognized statistical rating organization;
2. Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including the mortgage-backed securities described in the section on the Government Securities Fund on pages [27-28];
3. Debt securities (payable in U.S. dollars) issued or guaranteed by Canadian governmental entities; and
4. Debt obligations of domestic banks or bank holding companies, even though not rated by Moody's or Standard & Poor's, that Sentinel Advisors believes have investment qualities comparable to investment grade corporate securities.

     The Fund may also invest in other fixed income securities, such as straight or convertible debt securities and straight or convertible preferred stocks.
     The Fund will invest no more than 20% of its total

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

assets in lower quality bonds. These bonds are described in more detail in the discussion of the High Yield Bond Fund. The risks inherent in these lower rated bonds are discussed on page [33].

     The Bond Fund may not invest more than 25% of its total assets in any one industry, except for U.S. Government Securities. In applying this limitation, Sentinel Advisors classifies utility companies according to their services, and financial services companies according to the end users of their services. For example, natural gas, electric, and telephone will each be considered a separate industry, as will auto finance, bank finance, and diversified finance.


The Tax-Free Income Fund invests in investment grade municipal bonds
The Tax-Free Income Fund seeks high current income exempt from federal income taxes while seeking to control risk by investing mainly in investment grade municipal bonds. The interest earned from these municipal bonds, in the opinion of the issuer's bond counsel, is exempt from federal income tax. These investments may include municipal bonds issued by states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities. The Fund seeks to spread its holdings out broadly among municipal bonds of different states and regions, and among different types of issuing authorities.
     Normally at least 80% of the total assets of the Tax-Free Income Fund will be invested in municipal bonds rated within the four highest rating categories of either Moody's or Standard & Poor's. The Fund also may invest in unrated municipal bonds if Sentinel Advisors believes the credit characteristics are at least equivalent to those of municipal bonds ranked in the fourth highest rating category of either Moody's or Standard & Poor's. Although this is not a fundamental policy, no more than 5% of the Fund's total assets may be invested in lower rated municipal bonds.

The New York Fund invests in investment grade municipal bonds of New York issuers
The New York Tax-Free Income Fund seeks high current interest income exempt from federal income tax and New York State and City personal income tax, while seeking to control risk, by investing in investment grade municipal bonds of New York issuers. The interest on these municipal bonds will be, in the opinion of the issuer's bond counsel, exempt from federal income tax and New York State and City personal income tax. Normally these bonds will have remaining maturities of more than one year at the time of investment.

     The Fund may, however, invest up to 20% of its net assets in short-term New York municipal bonds. Normally, at least 80% of the total assets of the New York Fund will be invested in municipal bonds rated within the four highest rating categories of either Moody's or Standard & Poor's. The New York Fund also may invest in unrated municipal bonds if Sentinel Advisors believes the credit characteristics are at least equivalent to those of municipal bonds ranked in the fourth highest rating category of either Moody's or Standard & Poor's. Although this is not a fundamental policy, no more than 5% of the New York Fund's total assets may be invested in lower rated New York municipal bonds.

The Pennsylvania Fund invests in investment grade municipal bonds of Pennsylvania issuers
The Pennsylvania Tax-Free Trust seeks high current interest income exempt from federal income tax and Pennsylvania personal income tax, while seeking to control risk, by investing in investment grade municipal bonds of Pennsylvania issuers. The interest on these municipal bonds is, in the opinion of the issuer's bond counsel, exempt from federal income tax and Pennsylvania personal income tax.

     The Pennsylvania Fund normally will invest substantially all of its net assets in Pennsylvania municipal bonds with maturities of more than one year. The Fund may, however, invest up to 20% of its net assets in short-term Pennsylvania municipal bonds. All of the Pennsylvania municipal bonds in which the

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

Pennsylvania Fund invests will be rated in the top four rating categories by Moody's or Standard & Poor's or, if unrated, will have equivalent investment characteristics, as determined by Sentinel Advisors.

     At least 75% of the Pennsylvania Fund's assets will always be invested in municipal obligations rated "A" or higher by Moody's or by Standard & Poor's or, if not rated, bonds that, in the opinion of Sentinel Advisors, have equivalent investment characteristics, or highly rated municipal notes or tax-exempt commercial paper. The Pennsylvania Fund cannot invest in "junk" municipal obligations.

     If Sentinel Advisors anticipates a rise in interest rates, the Pennsylvania Fund may temporarily invest up to 20% of its total assets in securities other than Pennsylvania municipal bonds and will invest in non-governmental issuers only where the bonds are rated in one of the two highest categories of either Standard & Poor's or Moody's.

     Temporary defensive investments may prevent the Pennsylvania Fund from achieving its investment objective.


The Government Securities Fund invests  in U.S. government bonds
The Government Securities Fund seeks high current income while seeking to control risk by investing mainly in U.S. government bonds. These bonds include direct obligations of the U.S. Treasury, obligations guaranteed by the U.S. government, and obligations of U.S. government agencies and instrumentalities. Normally, the Fund invests at least 80% of its assets in government securities. The Fund is not required, however, to invest set amounts in any of the various types of U.S. government securities. Sentinel Advisors will choose the types of U.S. government securities that it believes will provide the best return with the least risk in light of its analysis of current market conditions and its outlook for interest rates and the economy.

     The Fund may make unlimited investments in mortgage-backed U.S. government securities, including pass-through certificates guaranteed by the Government National Mortgage Association. Each GNMA certificate is backed by a pool of mortgage loans insured by the Federal Housing Administration and/or the Veterans Administration, and provides for the payment of fixed monthly installments of principal and interest. Timely repayment of principal and payment of interest is guaranteed by the full faith and credit of the U.S. government. The Fund may invest in mortgage-backed securities guaranteed by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation. In all of these mortgage-backed securities, the actual maturity of and realized yield will vary based on the prepayment experience of the underlying pool of mortgages. Securities guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States.


     While the original maximum life of a mortgage-backed security considered for this Fund can vary from 10 to 30 years, its average life is likely to be substantially less than the original maturity of the underlying mortgages, because the mortgages in these pools may be prepaid, refinanced, curtailed, or foreclosed. The Fund seeks to invest in mortgage-backed securities with shorter average lives, by focusing on securities that have been outstanding for a long period, or which had limited original terms. Prepayments are passed through to the mortgage-backed securityholder along with regularly scheduled repayments of principal and payments of interest. If prevailing interest rates are below the rates on the mortgages, the mortgage borrowers are more likely to refinance their mortgages than if interest rates are at or above the interest rates on the mortgages. Faster prepayments will reduce the potential of the mortgage-backed securities to rise in value during periods of falling interest rates, while the risk of falling value during periods of rising interest rates may be comparable to other bonds of similar maturities.


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

The Fund may engage in the "dollar roll" transactions described on page [34].

The Fund also may use repurchase agreements as a means of making short-term investments. It will invest only in repurchase agreements with durations of seven days or less, only where the collateral securities are U.S. government securities, and only in aggregate amounts of not more than 25% of the Fund's net assets. The Fund might incur time delays or losses if the other party to the agreement defaults on the repurchase of the securities.

In addition, the Fund may invest up to 20% of its net assets in high quality money market instruments which are not issued or guaranteed by the U.S. government or its agencies or instrumentalities. These include bank money market instruments, commercial paper or other short-term corporate obligations listed in the highest rating categories by nationally recognized statistical rating organizations. These money market instruments may be used as a means of making short-term investments.


The Short Maturity Government Fund invests in U.S. government bonds with limited maturities
The Short Maturity Government Fund seeks high current income and limited fluctuations in principal value by investing mainly in U.S. government bonds that have average lives of three years or less. This Fund invests at least 80% of its assets in U.S. Government Securities with average lives, at the time of purchase, of three years or less. The remainder of the Fund's assets may be invested in U.S. government securities with other maturities. The dollar-weighted average maturity of the Fund's portfolio is less than three years. The U.S. government securities in which the Fund invests include the same types of securities in which the Government Securities Fund will invest. The Fund seeks to achieve a higher yield than is available on money market instruments, or certificates of deposit with maturities of one year or less; however, there can be no assurance that the Fund's yield or total return will in fact be higher than these alternatives.

     The Fund is not required to invest set amounts in any type of U.S. government securities. Sentinel Advisors chooses the types of U.S. government securities that it believes will provide the best return with the least risk in light of its analysis of current market conditions and its outlook for interest rates and the economy. Like the Government Securities Fund, the Short Maturity Government Fund may make unlimited investments in mortgage-backed U.S. government securities.

     These mortgage-backed U.S. government securities may include pass-through certificates guaranteed by the Government National Mortgage Association. Each GNMA certificate is backed by a pool of mortgage loans insured by the Federal Housing Administration and/or the Veterans Administration, and provides for the payment of fixed monthly installments of principal and interest. Timely repayment of principal and payment of interest is guaranteed by the full faith and credit of the U.S. government. The Fund may invest in mortgage-backed securities guaranteed by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation. In all of these mortgage-backed securities, the actual maturity of and realized yield will vary based on the prepayment experience of the underlying pool of mortgages. Securities guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States.

     While the maximum life of a mortgage-backed security is typically 30 years, its average life is likely to be substantially less than the original maturity of the underlying mortgages, because the mortgages in these pools may be prepaid, refinanced, or foreclosed. Prepayments are passed through to the mortgage-backed securityholder along with regularly scheduled repayments of principal and payments of interest. If prevailing interest rates are below the rates on the mortgages, the mortgage borrowers are more likely to

For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)                                           32
Visit us online at www.sentinelfunds.com refinance their mortgages than if interest rates are at or above the interest rates on the mortgages. Faster prepayments will reduce the potential of the mortgage-backed securities to rise in value during periods of falling interest rates, while the risk of falling value during periods of rising interest rates may be comparable to other bonds of similar maturities.

     The Fund may engage in the "dollar roll" transactions described on page
[34].


     In addition, like the Government Securities Fund, the Short Maturity Government Fund may invest up to 20% of its net assets in high quality money market instruments which are not issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund may also use repurchase agreements as a means of making short-term investments, in the same way as described for the Government Securities Fund above.

     The Fund is not guaranteed or insured by the U.S. Government, and the value of the Fund's shares will fluctuate.

The Money Market Fund invests primarily in short-term U.S. Treasury securities
The U.S. Treasury Money Market Fund seeks as high a level of current income as is consistent with stable principal values by investing primarily in short-term direct obligations of the U.S. Treasury. These obligations include U.S. Treasury bills, notes and bonds with remaining maturities of 397 days or less. The Fund may also invest up to 25% of its total assets in repurchase agreements with respect to U.S. Treasury securities, and up to 10% of its total assets in shares of institutional money market funds which invest primarily in securities of the U.S. Treasury, U.S. government agencies and instrumentalities and repurchase agreements with respect to such securities. The Fund may earn less income than funds owning longer term securities or lower quality securities that have less liquidity, greater market risk and greater market value fluctuations.

     The Fund seeks to maintain a net asset value of $1.00 per share, by using the amortized cost method of valuing its securities. The Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less.

     In many states, the Fund's income dividends may be largely exempt from state and local income taxes, but subject to federal income taxes. For more information on state and local tax exemption, consult a tax advisor.


General Information Relevant to the Investment Practices of the Funds, and Associated Risks

We cannot guarantee that any Fund's investment objective will be achieved.


You can find additional information about the securities and investment techniques used by the Funds in the Sentinel Funds' Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling 1-800-282-FUND (3863), or by writing to Sentinel Administrative Service Company at P.O. Box 1499, Montpelier, VT 05601-1499.


Risks you face by investing in the Equity Funds
Information Relevant to the Equity Funds
Stock Market and Selection Risk. The Flex Cap Opportunity, Small Company, Mid Cap Growth, Core Mid Cap, International Equity, Growth Index, Common Stock, Balanced and Capital Markets Income Funds are subject to stock market and selection risk. Stock market risk is the risk that the stock market will go down in value, including the possibility that the market will go

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

down sharply and unpredictably. Selection risk is the risk that the investments that Sentinel Advisors, INVESCO or Evergreen select will underperform that stock market or other funds with similar investment objectives and investment strategies.


Risks of Stocks of Smaller Companies. The stocks of small and medium-sized companies typically involve more risk than the stocks of larger companies. These smaller companies may have more limited financial resources, narrower product lines, and may have less seasoned managers. In addition, these stocks may trade less frequently and in lower share volumes, making them subject to wider price fluctuations.

Risks of Growth Stocks. Prices of growth stocks tend to be higher in relation to their companies' earnings, and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile.


Investment Style Risk. The S&P 500/BARRA Growth Index is comprised of larger companies which in general are perceived by the stock market to have higher growth potential. The Growth Index Fund thus focuses on so-called "large capitalization growth stocks." The Common Stock Fund and the equity portion of the Balanced Fund have more of a focus on "large capitalization value stocks", although they may also invest in growth stocks. The Mid Cap Growth Fund focuses on "mid capitalization growth stocks," while the Core Mid Cap Fund focuses on "mid capitalization" stocks, and within this category it will not necessarily focus on growth or value stocks, but will invest in both types in accordance with Sentinel Advisors' sense of which securities of both categories are more attractive at the time. The Small Company Fund focuses on the stocks of smaller companies. The equity portion of the Capital Markets Income Fund will likely focus on dividend paying stocks or convertible securities. The Flex Cap Opportunity Fund has considerable flexibility to invest in any or all of these groups. Changes in investment style may cause any of these groups to underperform the stock market in general, or other asset classes.



Tracking Error Risk. There are several reasons why the Growth Index Fund's performance may not match the S&P 500/BARRA Growth Index. First, the Fund incurs administrative expenses and transaction costs in trading stocks. Second, the composition of the S&P 500/BARRA Growth Index and the stocks held in the Fund may diverge, due to cash flows into or out of the Fund and changes in the composition of the index. Third, the timing and magnitude of cash flows into and out of the Fund may result in temporarily uninvested cash, or may lead to weightings of stocks held by the Fund which are not precisely the same as in the S&P 500/BARRA Growth Index.

Derivatives. The Equity Funds may use derivative instruments for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. If an Equity Fund invests in derivative instruments, the Fund will be subject to the following risks:

o credit risk, or the risk that the counterparty of the derivative transaction will be unable to honor its financial obligation to the Fund.

o in the case of hedging uses, the derivative instrument will not fully offset the underlying positions,

o liquidity risk, or the risk that the Fund cannot sell the derivative instrument because of an illiquid secondary market, and

o in the case of hedging uses, the intended risk management purpose of the derivative instrument may not be achieved, and may produce losses or missed opportunities.

Each Fund may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions, except that the Growth Index Fund may hold up to 20% of its total assets in derivative instruments, and the Capital Markets Income Fund may write covered call options against its equity securities without limit, as described above. The Funds are not required to use hedging and may choose not to do so.

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Services at 1-800-282-FUND (3863)                                           34
Visit us online at www.sentinelfunds.com

Risks applicable most directly to the International Equity Fund and the foreign portion of the Capital Markets Income Fund
Risks of Investing in Foreign Securities
The International Equity Fund, and to a lesser extent the Capital Markets Income Fund, invest in securities traded in foreign markets and denominated in foreign currencies. The Small Company, Mid Cap Growth, Core Mid Cap, Growth Index, Common Stock, Balanced, High Yield Bond and Bond Funds may invest in securities of foreign issuers, although only where they are trading in the United States (or in the case of the High Yield Bond and Bond Funds, on the Eurodollar market), and only where trading is denominated in U.S. dollars.

     Investing in foreign securities involves certain special risks in addition to those associated with U.S. securities. For example, the Funds may be affected favorably or unfavorably by changes in currency rates or exchange control regulations. Foreign markets may have less active trading volume than those in the United States, and values may fluctuate more as a result. If the Funds, most particularly the International Equity Fund, had to sell securities to meet unanticipated cash requirements, they might be forced to accept lower prices. There may be less supervision and regulation of foreign exchanges. Foreign companies generally release less financial information than comparable U.S. companies. Furthermore, foreign companies generally are not subject to uniform accounting, auditing and financial reporting requirements. Other possible risks include seizing of assets by foreign governments, high and changing taxes and withholding taxes imposed by foreign governments on dividend and/or interest payments, difficulty enforcing judgments against foreign issuers, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.


With respect to the Funds' investments in Europe, any adverse developments in connection with the ongoing development of the European Economic and Monetary Union ("EMU") could potentially destabilize EMU. Such destabilization could adversely affect the Funds' European investments.


Risks of Holding Fund Assets Outside the United States. The International Equity and Capital Markets Income Funds generally hold their foreign securities outside the United States in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the International Equity Funds' ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. Also, brokerage commissions, and other costs of buying, selling or holding securities in foreign markets are often higher than in the United States. This can reduce amounts the Funds can earn on their investments. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. These problems may make it difficult for the Funds to carry out transactions.

Emerging Markets Risk. The International Equity Fund may invest up to 15% of its total assets in emerging markets. The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affects returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, investments in them may be more likely to suffer sharp and frequent price changes or long term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment values used in

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Services at 1-800-282-FUND (3863)                                           35
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

the United States, such as price to earnings ratios, may not apply to certain small markets.

     Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Information Regarding the S&P 500/BARRA Growth Index
The Growth Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Growth Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Growth Index Fund particularly or the ability of the S&P 500/BARRA Growth Index to track general stock market performance. S&P's only relationship to the Sentinel Funds is the licensing of certain trademarks and trade names of S&P and the S&P 500/BARRA Growth Index, which is determined, composed, and calculated without regard to the Growth Index Fund. S&P has no obligation to take the needs of the Sentinel Funds or the owners of the Growth Index Fund into consideration in determining, composing or calculating the S&P 500/BARRA Growth Index. S&P is not responsible for and has not participated in the determination of the prices at which the Growth Index Fund shares are sold, the timing of the offering of Growth Index Fund shares, or the determination of the prices at which Growth Index Fund shares may be redeemed. S&P has no obligation or liability in connection with the administration or marketing of the Growth Index Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500/BARRA GROWTH INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE GROWTH INDEX FUND, OWNERS OF THE GROWTH INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500/BARRA GROWTH INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500/BARRA GROWTH INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Information Relevant to the Fixed-Income Funds. The market prices of bonds, including those issued by the U.S. government, go up as interest rates fall, and go down as interest rates rise. As a result, the net asset value of the shares of Funds holding bonds will fluctuate with conditions in the bond markets. Bonds with longer maturities and longer durations (a measure of a bond's sensitivity to changes in interest rates) generally have higher yields and are subject to greater price fluctuation due to interest rate changes than bonds with shorter maturities or shorter durations.

     The Capital Markets Income, Bond, Tax-Free Income and New York Funds, and the bond portion of the Balanced Fund, may invest without limitation in bonds in the fourth highest rating category of Moody's and Standard & Poor's. The Pennsylvania Fund may invest up to 25% of its assets in these bonds. While considered investment-grade, these bonds may have more speculative characteristics and may be more likely to be downgraded than bonds rated in the three highest rating categories. If a bond is downgraded below investment-grade, Sentinel Advisors or Evergreen will determine whether selling it is in the shareholders' best interest. To arrive at this decision, Sentinel Advisors or Evergreen will

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Services at 1-800-282-FUND (3863)                                           36
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

consider, among other things, the market price, credit risk, and general market conditions.

Lower quality bonds are more risky than highly rated bonds
Risks of Lower Quality Bonds. The High Yield Bond Fund may invest without limitation, the Capital Markets Income Fund may invest up to 35% of total assets, and the Bond Fund and the bond portion of the Balanced Fund may invest up to 20% of total assets, in lower rated bonds. The Tax-Free Income and New York Funds may invest up to 5% of total assets in lower quality bonds. Because of the increased risk of default, these bonds generally have higher nominal or effective interest rates than higher quality bonds. The Funds may purchase bonds in the lowest rating categories (D for S&P and C for Moody's) and comparable unrated securities. However, the Funds will only purchase securities rated lower than B- by S&P or B3 or lower by Moody's if Sentinel Advisors or Evergreen believes the quality of the bonds is higher than indicated by the rating.

     Lower quality bonds may pay interest at fixed, floating or adjustable rates. The value of floating or adjustable rate bonds is less likely to be adversely affected by interest rate changes than fixed rate bonds. However, if interest rates fall, the Funds may earn less income if they hold floating or adjustable rate bonds. Lower rated bonds are more speculative and likely to default than higher quality bonds.


     Lower rated bond values also tend to fluctuate more widely in value, for several reasons. An economic downturn may have a greater impact on the ability of issuers with less financial strength to make their bond payments. These bonds may not be traded as actively. Their prices may respond more adversely to negative publicity and investor perceptions. If trading in lower rated bonds becomes less active, the Funds may have more difficulty in valuing these bonds. Success in investing in junk bonds depends heavily on Sentinel Advisors' or Evergreen's credit analysis. Lower rated bonds are also more sensitive than other debt securities to adverse business developments affecting specific issuers. The risk of loss due to default by the issuer of a lower quality bond may be significantly greater than the risk for higher rated bonds because lower quality bonds are more likely to be unsecured and may be subordinated to other creditors. If a bond defaults, the Funds may incur additional expenses in seeking a recovery or participating in a restructuring. Lower quality bonds also may have call features that permit the issuer to repurchase the securities from the Funds before their maturity. If a call is exercised during a period of declining interest rates, the affected Fund would probably have to replace the called bonds with lower yielding bonds, and the Fund's investment income would go down.


Zero Coupon and Similar Bonds. The High Yield Bond, Capital Markets Income and Bond Funds, and the bond portion of the Balanced Fund, also may invest in bonds that do not pay interest, but instead are issued at a significant discount to their maturity values (referred to as zero coupon securities), that pay interest in additional securities instead of cash (referred to as pay-in-kind securities) or that pay interest at predetermined rates that increase over time (referred to as step coupon bonds). Even though the Funds may not get cash interest payments on these bonds, under existing tax law the Funds nevertheless must accrue and distribute the income deemed to be earned on a current basis. This may cause a Fund to have to sell other investments to raise the cash needed to make its required income distributions.

Restricted and Illiquid Securities. The High Yield Bond, Capital Markets Income and Bond Funds and the bond portion of the Balanced Fund may purchase certain restricted bonds, often called Rule 144A bonds, for which trading is limited to qualified institutional buyers. Sentinel Advisors or Evergreen may determine that Rule 144A bonds are liquid securities under guidelines approved by the Funds' Board of Directors, and these Rule 144A bonds will not be subject to the High Yield Bond Fund's limitation on illiquid securities, or the prohibition on illiquid securities for the Bond Fund and bond portion of the Balanced Fund. These liquid Rule 144A Securities may become illiquid if qualified institutional buyers are unavailable.

The Funds will not be able to readily resell illiquid securities and resale of some of these

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

securities may be restricted by law or contractual provisions. The inability to sell these securities at the most opportune time may cause the net asset value of a Fund to go down.


Portfolio Turnover. In the fiscal year ended November 30, 2004, the fixed income Funds shown below had the following rates of portfolio turnover:

High Yield Bond Fund..............................[  ]%
Capital Markets Income Fund.......................[  ]%
Bond Fund.........................................[  ]%
Government Securities Fund........................[  ]%
Short Maturity Government Fund....................[  ]%

In addition, the Balanced Fund had portfolio turnover of [ ]% for the equity portion, and [ ]% for the bond portion. These Funds are actively managed, and their portfolios are constantly monitored and adjusted to try to increase income, protect the income stream or improve the quality of the holdings. This investment policy results in higher portfolio turnover, but this need not adversely affect performance because these Funds generally do not pay commissions. They deal directly with dealers acting as principals when buying or selling. The trading price may include a profit to the dealer, but the Funds will only make these trades when Sentinel Advisors or Evergreen believes it will help the Funds to achieve their investment objectives. This higher portfolio turnover may cause the Funds to recognize capital gains or capital losses for tax purposes earlier than they otherwise would.


Dollar Rolls. The Balanced, Capital Markets Income, Bond, Government Securities and Short Maturity Government Funds may also enter into "dollar rolls". In a dollar roll, a Fund sells mortgage-backed or U.S. Treasury securities for delivery in the current month, and simultaneously contracts to buy back securities of the same type, coupon and maturity on a predetermined future date. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed or U.S. Treasury securities. In return, a Fund receives the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop"), and interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll in which the proceeds of a dollar roll are held in a separate account and invested only in high grade money market instruments. The Funds may only invest in covered rolls. The use of dollar rolls tends to increase the portfolio turnover of the Funds, and increases portfolio income.

Derivatives. The Fixed-Income Funds may use derivative instruments for hedging purposes, and for other investment purposes such as replicating permitted investments, so long as such other investments do not have the effect of leveraging portfolio risk. If a Fixed-Income Fund invests in derivatives, including swaps, and options and futures on fixed income securities and indices of fixed income securities, the Fund will be subject to the following risks:

o credit risk, or the risk that the counterparty of the derivative transaction (including swaps and over-the-counter options) will be unable to honor its financial obligation to the Fund.

o in the case of hedging uses, the derivative instrument will not fully offset the underlying positions,

o liquidity risk, or the risk that the Fund cannot sell the derivative instrument because of an illiquid secondary market, and

o in the case of hedging uses, the intended risk management purpose of the derivative instrument may not be achieved, and may produce losses or missed opportunities.



  None of the Fixed-Income Funds will purchase and sell futures or options if, immediately after purchase, the sum of the initial margin on existing futures positions plus the premiums paid for outstanding options exceeds 5% of the Fund's total assets. The Funds are not required to use hedging and may choose not to do so.


Information Relevant to the Tax-Exempt Funds
Alternative Minimum Tax. Interest income on certain "private activity" bonds is a preference item for shareholders subject to the alternative minimum tax. Municipal bonds whose interest is a preference item for federal alternative minimum tax purposes will comprise less than 20% of each

For information and assistance call your Financial Advisor or Investor
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Visit us online at www.sentinelfunds.com
of the Tax-Free Income, New York and Pennsylvania Funds' total assets.

Possible Taxability of Temporary Defensive Investments. If Sentinel Advisors anticipates a rise in interest rates, the Tax-Free Income, New York and Pennsylvania Funds may invest temporarily in short-term debt obligations, including taxable investments, to help protect shareholder capital. These investments may include notes of municipal issuers, U.S. government securities, and money market instruments.

     The interest on municipal bonds issued by states other than your state of residence is exempt only from federal income tax. Interest on certain types of U.S. government securities is exempt only from state personal income tax. Interest on money market instruments is generally fully subject to both federal and any applicable state income taxes.




Information Relevant to the New York and Pennsylvania Funds
Since each of the New York and Pennsylvania Funds concentrates in state municipal bonds, these Funds are more susceptible to factors adversely affecting New York or Pennsylvania governmental entities and the municipal bond market of that area than a municipal bond fund that is diversified nationally. Each of these Funds' net asset value is particularly sensitive to changes in the economic condition and governmental policies of the state in which it invests. For example, if the economic condition of a single significant industry within New York or Pennsylvania deteriorates, specific governmental issuers within the state or the anticipated revenues to the state or issuers within the state may be weakened, and the net asset value of the Fund's shares may fall as a result. Adverse changes in employment rates, federal revenue sharing or laws on tax-exempt financing may also cause the value of the Funds' shares to fall. The New York economy [TO BE UPDATED].

     In Pennsylvania [TO BE UPDATED].

     Sentinel Advisors does not believe that the current economic conditions in New York State, New York City or Pennsylvania will have a significant adverse effect on the Funds' ability to invest in high quality New York or Pennsylvania

For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)                                           39
Visit us online at www.sentinelfunds.com municipal bonds. Since these Funds focus on investment grade bonds, the Funds expect to be less subject to market and credit risks than a fund that invests mainly in lower quality New York or Pennsylvania municipal bonds.

Periodically the Funds may be less than fully invested
Information Relevant to All Funds Temporary Defensive Positions.
Each of the Funds, other than the Government Securities Fund, the Short Maturity Government Fund and the U.S. Treasury Money Market Fund, may be less than fully invested in securities called for by its principal investment strategies at any time. If the investment advisor feels that it is necessary under adverse market conditions to take a temporary defensive position, these Funds may depart significantly or completely from their principal investment strategies. If a Fund takes a temporary defensive position, it may invest all or a large portion of its assets in U. S. government securities, high quality money market instruments, bank deposits, or cash. If a Fund takes a temporary defensive position, it may not achieve its investment objective.

Repurchase Agreements. All of the Funds may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price. If the counterparty defaults on its repurchase obligation, the Fund would have the bonds and be able to sell them to another party, but it could suffer a loss if the proceeds from a sale of the bonds turns out to be less than the repurchase price stated in the agreement. If the counterparty becomes insolvent or goes bankrupt, a Fund may be delayed in being able to sell bonds that were subject to the repurchase agreement. In general, for federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold". Therefore, amounts earned under such agreements, even if the underlying securities are tax-exempt securities, will not be considered tax-exempt interest. For more information about repurchase agreements, please refer to the Statement of Additional Information.

For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)                                           40
Visit us online at www.sentinelfunds.com

Purchase Options

Small Company Fund Closing. The Sentinel Small Company Fund (the "Small Company Fund") closed to new investors on June 1, 2004. All share classes of the Small Company Fund closed to new investors. In addition, shareholders of the other Sentinel Funds are not permitted to exchange shares of other Sentinel Funds for shares of the Small Company Fund. Management believes it is in the best interests of the Small Company Fund's shareholders to reduce the volume and pace of assets moving into the Small Company Fund.

You may continue to purchase shares of the Small Company Fund if:

     1. You are an existing shareholder of the Small Company Fund at the time of the closing of the Fund.

     2. You make your investment within an omnibus account which existed at the time of the closing of the Fund.

     3. You are investing through a qualified defined contribution retirement plan (for example, 401(k) plans, 403(b) plans, or 457 plans). IRA transfers and rollovers from these plans may also be used to open new accounts.

     4. You are investing through a registered investment advisor or a wrap fee program at a broker-dealer which has, at the time of the closing of the Fund, established a clearing platform through which the investments in the Fund are made.

     5. You make your investment through a trust account held by American Guaranty & Trust Company.


The Balanced Fund offers Class A, Class B, Class C and Class D shares.
The Flex Cap Opportunity, Small Company, Mid Cap Growth, Core Mid Cap, International Equity, Growth Index, Common Stock, High Yield Bond and Capital Markets Income Funds offer Class A, Class B and Class C shares. The Bond Fund offers Class A shares and Class B shares.
The Short Maturity Government Fund offers Class A and Class S shares.
The Tax-Free Income, New York, Pennsylvania and Government Securities Funds offer only Class A shares.


This prospectus frequently uses the term CDSC, which stands for Contingent Deferred Sales Charge. This type of charge is assessed when you redeem shares subject to a CDSC, if none of the waivers listed on page [45] apply. If you do not redeem shares during the time periods in which an investment is subject to a CDSC, you will not pay this charge.

You can compare the differences among the classes of shares using the tables below.

                                                                  Total 12b-1 Fee,
Class             Sales Charge              Service Fee           Including Service Fee      Conversion Feature
---------------------------------------------------------------------------------------------------------------

A                 Maximum                   Maximum               Maximum of 0.30%           None
                  5.00% initial             of 0.20%              (Maximum 0.20% for
                  sales charge              (Maximum of            fixed-income funds
                  (Maximum                   0.10% for             and the Growth
                   4% for fixed-             fixed-income          Index Fund)
                   income funds,             funds)
                   and 2.5% for
                   the Growth
                   Index Fund)

B                 CDSC of up to             0.25%                 1.00%                      Class B Shares convert
                  4.00% (2.50%                                    (0.75% for the             to Class A Shares
                  for the Growth                                  Growth Index Fund)         automatically after the
                  Index Fund) for                                                            applicable CDSC period
                  a maximum of
                  six years

C                 CDSC of                   1.00% (be-            1.00%                      None
                  1.00% for the             ginning after the
                  first year only           first year)

D                 CDSC of                   None                  0.75%                      Class D Shares convert
                  up to 6% for                                                               to Class A Shares
                  seven years                                                                automatically at the end
                                                                                              of the tenth year after purchase


The Balanced and Capital Markets Income Funds are each considered to be equity funds and not as "fixed income funds" for purposes of the maximum initial sales charge on Class A shares, which is 5% for each of these Funds, and the maximum service fee, which is 0.20% for the Class A shares for each of these Funds, so that the total 12b-1 fee for the Class A shares of each of these Funds is 0.30%.

For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)                                           41
Visit us online at www.sentinelfunds.com

The Short Maturity Government Fund offers Class A and Class S Shares as described below.


                                                                  Total 12b-1 Fee,
Class             Sales Charge              Service Fee           Including Service Fee      Conversion Feature
---------------------------------------------------------------------------------------------------------------

A                 Maximum                   Maximum               Maximum of 0.35%           None
                  1.00% initial             of 0.25%
                  sales charge


S                 None                      None                  0.75                       None


The U.S. Treasury Money Market Fund offers Class A and Class B Shares. Initial purchases of Class A Shares of the Money Market Fund are not subject to any initial sales charge, CDSC or Rule 12b-1 fees. Class B shares of the Money Market Fund are not offered for direct purchase, except where the investment is to be exchanged into Class B shares of other Funds within 90 days, or in dollar-cost averaging programs into Class B shares of other Funds where you invest a minimum of $10,000, each dollar-cost averaging transaction is at least $1,000, and the program is completed within 24 months. They may also be acquired in exchange for the Class B shares of another Fund.

More detailed information about each class of shares is included in the descriptions of each class below.

If you hold your shares for an extended period of time, you may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Conduct Rules of the National Association of Securities Dealers, Inc.

Things to Think About When Choosing
Which Share Class to Buy

The Funds' purchase options are designed to enable you to choose the method of purchasing Fund shares that is most beneficial to you.


Factors you should consider include:

o  the amount of the investment,
o  the intended length of the investment,
o  the type of Fund you want,
o whether you are eligible for a waiver or reduction of an initial sales charge or CDSC, and
o  whether you intend to utilize the exchange privilege.

Class A shares have the advantage of lower ongoing distribution expenses. The disadvantage of the Class A shares is that you pay an initial sales charge. If in your circumstances the lower ongoing expenses outweigh the impact of the initial sales charge, Class A shares may be appropriate for you.

Class B shares have the advantage that you pay no initial sales charge. The disadvantages are that you pay higher ongoing distribution fees for a fixed period of time, and during this time you may pay a CDSC if you redeem.

Class B shares ultimately convert to Class A shares, so long term investors eventually also obtain the benefit of the Class A shares' lower ongoing expenses. Class B shares are appropriate for those for whom the benefit of avoiding an initial sales charge outweighs the higher ongoing expenses and possible CDSCs incurred prior to the conversion to Class A shares.

Class C shares have the advantages of no initial sales charge and a relatively small CDSC that applies only in the first year. You pay higher ongoing distribution fees for the entire period of your investment, however. This class may be appropriate for you if the benefits of avoiding both an initial sales charge and a significant CDSC outweigh the continuing higher distribution fees. Over long periods, however, the other share classes may outperform Class C shares.

Class D shares, available for the Balanced Fund only, are similar to the Class B shares, except that

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

you are subject to a higher CDSC, that applies for seven years instead of six, and conversion to Class A shares does not occur until the tenth year. The benefit to you is that the ongoing distribution fees are lower than for Class B shares. Class D shares may appeal to Balanced Fund investors who want to avoid paying an initial sales charge, are willing to pay ongoing distribution fees higher than those on Class A shares until they convert, but want to benefit from lower ongoing distribution fees than those on Class B or C shares.


Class S shares, available for the Short Maturity Government Fund only, have the advantage that you pay no sales charges. You pay higher ongoing distribution fees for the entire period of your investment, however.


Purchase and Exchange Considerations

     There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares or Class C shares accepted is $1,000,000. The maximum purchase of Class D shares of the Balanced Fund is $250,000.



     You should also consider that exchange privileges into other Funds are more limited for classes other than Class A shares. Class B shares may only be exchanged among the other funds offering Class B shares - the Flex Cap Opportunity, Small Company (not currently available for exchanges -- see "Purchase Options -- Small Company Fund Closing" above), Mid Cap Growth, Core Mid Cap, International Equity, Growth Index, Common Stock, Balanced, High Yield Bond, Capital Markets Income, Bond and Money Market Funds. For Class C shareholders, only the Class C shares of the Flex Cap Opportunity, Small Company, Mid Cap Growth, Core Mid Cap, International Equity, Growth Index, Common Stock, Balanced, High Yield Bond and Capital Markets Income Funds, and the Class A shares of the Money Market Fund, are available for exchanges. In the case of the Class D shares of the Balanced Fund, the only possible exchange is into the Class A shares of the Money Market Fund, and back into the Class D shares of the Balanced Fund. Class S shares of Short Maturity Government Fund, after remaining in an account for 90 days, may be exchanged into the Class A shares of another Fund, but shares originally purchased as Class S shares may never be exchanged into the Class A shares of Short Maturity Government Fund, nor may they be exchanged into the Class B, Class C or Class D shares of any Fund.




Class A shares are generally subject to a front-end sales charge
Class A Shares
 For all purchases of Class A shares, you pay the public offering price, which includes the front-end sales charge, next computed after we receive your order. The sales charge ranges from 5.0% of the offering price (5.3% of the net amount invested) to zero. Your sales charge will depend on the size of your purchase.


Sales Charges
Flex Cap Opportunity, Small Company, Mid Cap Growth, Core Mid Cap, International Equity, Common Stock, Balanced and Capital Markets Income Funds:

                                 Sales charge as
                                 a percentage of:
                                 ----------------------------------------------

                                 offering          net amount        Dealer
Sale Size                        price             invested          Reallowance
---- ---------------------------------------------------------------------------
$0 to $99,999                    5.00%             5.26%             4.50%
$100,000 to $249,999             4.00%             4.17%             3.75%
$250,000 to $499,999             2.50%             2.56%             2.25%
$500,000 to $999,999             2.00%             2.04%             1.75%
$1,000,000 or more               -0-               -0-                -0-



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

High Yield Bond, Bond, Tax-Free Income, New York, Pennsylvania and Government Securities Funds:

                                 Sales charge as
                                 a percentage of:
                                 ---------------------------------------------

                                 offering          net amount        Dealer
Sale Size                        price             invested          Reallowance
---- ---------------------------------------------------------------------------
$0 to $99,999                    4.00%             4.17%             4.00%
$100,000 to $249,999             3.50%             3.63%             3.25%
$250,000 to $499,999             2.50%             2.56%             2.25%
$500,000 to $999,999             2.00%             2.04%             1.75%
$1,000,000 or more               -0-               -0-               -0-

Growth Index Fund
                                 Sales charge as
                                 a percentage of:
                                 ---------------------------------------------

                                 offering          net amount        Dealer
Sale Size                        price             invested          Reallowance
---- ---------------------------------------------------------------------------
$0 to $499,999                   2.50%             2.56%             2.25%
$500,000 to $999,999             2.00%             2.04%             1.75%
$1,000,000 or more               -0-               -0-                -0-

For the Short Maturity Government Fund, the sales charge for sales of up to $999,999 is 1.00% of the offering price (1.01% of the net amount invested), with a dealer reallowance of 0.75% of the offering price. For sales of $1,000,000 and over, there is no initial sales charge.

There is no sales charge on purchases of shares of the Money Market Fund.

In cases in which there is no sales charge because your purchase was $1,000,000 or more, the Funds' distributor, Sentinel Financial Services Company, will pay dealers compensation of 1.00% for sales of up to $14,999,999 (for the Small Company, Mid Cap Growth, Core Mid Cap, Common Stock, and Balanced Funds) and for sales of up to $4,999,999 for sales of the other Funds. In these cases, if you redeem the shares in the first year after the purchase, a 1.0% CDSC will be imposed, and if you redeem in the second year, a 0.5% CDSC will be imposed. For sales in excess of these amounts, Sentinel Financial will individually negotiate dealer compensation and CDSCs. After the second year, there will be no CDSC. Any CDSC is imposed on the lower of the cost or the current net asset value of the shares redeemed. If you redeem part of your shares, your redemption request will be increased by the amount of any CDSC due. If you redeem your entire account, we will deduct any CDSC due from the redemption proceeds. Sentinel Financial receives the entire amount of any CDSC paid. The CDSC is waived in the circumstances described on page [45]. In determining whether a CDSC is payable, we will first redeem shares not subject to any charge.


You can receive a reduced sales charge for a number of  reasons
Reduced Sales Charges
Sales charges on Class A shares may be reduced or eliminated in certain situations. Please note that, to take advantage of any reduced or eliminated sales charge, you must advise Sentinel Service, Sentinel Financial or your representative of your eligibility at the time of purchase, and provide any necessary information about the accounts involved.

Right of Accumulation. Quantity discounts begin with investments in Class A shares (not including no load initial investments in the Money Market Fund) of $100,000 ($500,000 in the case of the Growth Index Fund). You may qualify for quantity discounts based on the current offering price of the total of all classes of shares purchased at any time in the past,


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

if such purchases were made by you, your spouse or minor children, or a fiduciary for these persons. Shares held under the tax identification number of anyone other than you, your spouse or minor children, however, do not qualify for quantity discounts. If you notify Sentinel Service that you have purchased a Sentinel Advantage Variable Annuity contract issued by National Life Insurance Company prior to a Sentinel Funds purchase, the Funds will count the current value of your investments in your Sentinel Advantage Variable Annuity as if they were investments in the Funds for purposes of the right of accumulation. Contact Sentinel Service for help in combining accounts for purposes of obtaining quantity discounts by combining accounts or purchases.

Letter of Intent. You may use a letter of intent to obtain a reduced initial sales charge if you plan to make investments (other than initial no load investments in the Money Market Fund) that include Class A shares, and if the total of the offering price of all such investments is $100,000 or more ($500,000 or more in the case of the Growth Index Fund) over a period of 13 months (30 months in the case of corporate qualified plans). You may use a letter of intent to obtain a reduced CDSC for Class B shares if you plan to make investments (other than initial no load investments in the Money Market
Fund) that include Class B shares, and if the total of the offering price of all such investments is $250,000 or more over a period of 13 months (30 months in the case of corporate qualified plans). If you notify Sentinel Service, we will count the current value of your investments in a Sentinel Advantage Variable Annuity contract toward the intended purchases under the letter of intent. The letter of intent is not a binding commitment by you to complete the intended purchases. All your purchases made under the letter of intent during the period covered will be made at the reduced sales charge for your intended total purchase. Dividends and distributions will be reinvested without a sales charge and will not count as purchases under the letter of intent. We will hold in escrow 2% of the shares you purchase under the letter of intent, and release these shares when you have completed the intended purchases. If by the end of the period covered by the letter of intent you have not made the intended purchases, an additional sales charge may be due. The additional amount will be equal to what the initial sales charge would have been on the amount actually invested, minus the sales charges already paid. We will notify you if an additional sales charge is due. You may pay this additional sales charge within 20 days after our notification is sent, or we may redeem shares held in escrow to the extent necessary to pay this charge. Then we will release any remaining escrow shares. The redemption of shares for this purpose will be a taxable event to you.

AG&T Advantage Program. Employers establishing either SIMPLE IRA plans under the Small Business Protection Act of 1996 or Section 403(b) plans, for which American Guaranty & Trust Company is the custodian, may group participating employee accounts together in such a way as to result in reduced sales charges for quantity purchases. Quantity discounts under this program are based upon the current offering price of amounts previously invested in the Funds.

In order to receive a reduced sales charge, at the time you purchase shares you should inform Sentinel Service, Sentinel Financial or your financial intermediary of any other shares owned by you, your spouse and/or your minor children. These may include shares held in accounts held at a broker-dealer or other financial intermediary, including personal accounts, certain retirement accounts, employee benefit plan accounts, UGMA/UTMA accounts, joint tenancy accounts, trust accounts and transfer on death accounts, as well as shares purchased by a trust of which you are a beneficiary. You should also inform such person of any investments you own in a Sentinel Advantage Variable Annuity contract issued by National Life Insurance Company. Your financial adviser or other financial intermediary may request documentation -- including account statements and records of the original acquisition of the shares owned by you, your spouse and/or your minor children -- from you to show that you qualify for a reduced sales charge. You should retain these records because, depending on where an account is held or the type of account, the Fund, Sentinel Service and/or your financial adviser or other financial intermediary may not be able to maintain this information.


Net Asset Value Purchases. You may purchase Class A shares of the Funds at net asset value if you are included in the following list:

o current and former Directors of the Funds and predecessors to the Funds;
o current and retired employees and Directors of the general partners of Sentinel Advisors and their affiliates, and for National Life Insurance
Company employee benefit plans;
o directors, employees and clients of the Funds' sub-advisors;
o directors and employees of Beneficial Life Insurance Company, and other strategic partners of Sentinel Advisors and/or Sentinel Financial;
o registered representatives and other employees of securities dealers that have entered into a sales agreement with Sentinel Financial;
o members of the immediate families of, or survivors of, all of these individuals;
o non-profit organizations with which any of these persons are actively involved; and
o purchasers who are investing section 403(b) loan principal repayments.


Other Waivers of Front End Loads. We also waive the front end load where purchasers demonstrate that they are included in one of the following groups:

o any group formed by a registered representative or group of registered representatives acting together, where the registered representative notifies Sentinel Financial that it will act as a group in purchasing Fund shares, the members of which are all clients of such registered representative or representatives, and who effect group transfers of assets from other mutual funds for which there has been a sales charge previously paid, which group transfers are related to a change in the registered representative's broker-dealer relationship. All such transfers must occur within 120 days of the change in broker-dealer relationship. In this event, Sentinel Financial may negotiate a compensation

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Services at 1-800-282-FUND (3863)                                           45
Visit us online at www.sentinelfunds.com arrangement for broker-dealers who facilitate group transfers of assets under this provision;

o investment advisors who place trades for their own accounts or the accounts of their clients, and who charge an investment management fee for their services, and clients of these investment advisors who place trades for their own accounts, if the accounts are linked to the master account of the investment advisor;

o clients of trust companies who have entered into an agreement with Sentinel Financial under which all their clients are eligible to buy Class A shares at net asset value;

o investments being transferred from individually managed trust accounts at American Guaranty & Trust Company (in this event, Sentinel Financial may negotiate a compensation arrangement for broker-dealers who facilitate group transfers of assets on a net asset value basis under this provision);

o qualified pension, profit-sharing or other employee benefit plans that have entered into a record-keeping services agreement offered by Sentinel Service, which offer multiple fund family investment options; and

     o qualified pension, profit-sharing or other employee benefit plans, if the total amount invested in the plan is at least $1,000,000, the sponsor signs a $1,000,000 letter of intent, or the shares are purchased by an employer-sponsored plan with at least 100 eligible employees, and all of the plan's transactions are executed through a single financial institution or service organization who has entered into an agreement with Sentinel Financial to use the Funds in connection with the accounts.

     Sentinel Financial may pay dealers for monthly net sales of the Funds (other than the Money Market Fund) sold at net asset value to an employee benefit plan in accordance with the last item on the list above, as follows:
1% of the first $10 million of these purchases, plus 0.50% of the next $10 million of these purchases, plus 0.25% of amounts in excess of $20 million of these purchases.

American Guaranty and Trust Company may also invest short-term balances of trust accounts in the Short Maturity Government Fund at net asset value. If more than one person owns an account, all owners must qualify for the lower sales charge. Please also note you may be charged a transaction fee by a broker or agent if you effect transactions in Fund shares through a broker or agent.

     More information about sales charge reductions and waivers is available, free of charge in a clear and prominent format, via hyperlink at the Funds' website at www.sentinelfunds.com and in the Funds' Statement of Additional Information, which is available on request.

Reinstatement. If you sell shares or receive dividends or capital gains distributions in cash and subsequently want to reinvest your proceeds, you may do so within 90 days at net asset value, without paying any additional sales charge.


Distribution Plans
The Class A shares of each Fund, other than the Money Market Fund, have adopted plans under Rule 12b-1 that allow the Funds to pay distribution fees for the sale and distribution of their shares, and for services provided to shareholders. The Class A shares of the Funds will pay to Sentinel Financial a monthly fee of up to a maximum annual rate of (a) .30% of average daily net assets in the case of the Flex Cap Opportunity, Small Company, Mid Cap Growth, Core Mid Cap, International Equity, Common Stock, Balanced and Capital Markets Income Funds, (b) .20% of average daily net assets in the case of the Growth Index, High Yield Bond, Bond, Tax-Free Income, New York, Pennsylvania and Government Securities Funds, or (c) .35% of average daily net assets in the case of the Short Maturity Government Fund. Such fee reimburses Sentinel Financial for expenses actually incurred in marketing the Funds.


     Sentinel Financial uses a portion of these fees to pay service fees to dealers. For the Class A shares of the Flex Cap Opportunity, Small Company, Mid Cap Growth, Core Mid Cap, International Equity, Growth Index, Common Stock, Balanced and Capital Markets Income Funds, annual service fees are 0.20% of the average net assets owned by the dealer's clients. For the Class A shares of the High Yield Bond, Bond, Tax-Free Income, New York, Pennsylvania and Government Securities Funds, annual service fees are 0.10% per annum of the average net assets owned by the dealer's clients. For the Short Maturity Government Fund, annual service fees are 0.25% of the average net assets owned by the dealer's clients. No service fee is paid with respect to Fund shares purchased prior to March 1, 1993.


For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)                                           46
Visit us online at www.sentinelfunds.com

     The Capital Markets Income Fund and Core Mid Cap Fund Class A shares are not assessed a distribution fee on the shares owned by National Life Insurance Company, which may result in an overall distribution fee to the Class A shares of the Capital Markets Income Fund and/or the Core Mid Cap Fund of less than 0.30%, for so long as National Life maintains its investment.



For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)                                           47
Visit us online at www.sentinelfunds.com

There is no initial
 sales charge on Class
 B shares, but they are
subject to a CDSC
Class B Shares
For all purchases of Class B shares, you pay the current net asset value. There is no initial sales charge. A CDSC will be imposed on Class B shares (including Class B shares of the Money Market Fund) if you redeem shares during the CDSC period, unless you can use one of the CDSC waivers listed on page [45].

CDSC. Whether you pay a CDSC upon a redemption of Class B shares and how much it is depends on the amount of your purchases and the number of years since you made the purchase. The CDSC schedules for Class B shares are shown below:



CDSC schedule - Class B shares
Flex Cap Opportunity, Small Company, Mid Cap Growth, Core Mid Cap, International Equity, Common Stock, Balanced, High Yield Bond, Capital Markets Income and Bond Funds

                               CDSC Percentage
                               ------------------------------------------------

                               Year  Since  Purchase  Payment Was  Made

Purchase amount                1st        2nd        3rd        4th        5th        6th
---------------                ----------------------------------------------------------

up to $249,999                 4%         4%         3%         2%         2%         1%
--------------                 ---------------------------------------------------------

$250,000 to $499,999           3.5%       3%         2%         1%         1%
--------------------           ----------------------------------------------

$500,000 to $999,999           3%         2%         1%         1%
--------------------           -----------------------------------

Growth Index Fund
up to $500,000                 2.5%       2.5%       2%         1.5%       1.25%      0.50%
--------------                 ------------------------------------------------------------

$500,000 to $999,999           2%         2%         1%         1%          -          -
--------------------           ---------------------------------------------------------


In determining whether a CDSC is payable, we will take redemptions first from shares acquired through reinvestment of distributions, or any other shares as to which a CDSC is waived. We will next take redemptions from the earliest purchase payment from which a redemption or exchange has not already been taken. The amount of the CDSC will be equal to the CDSC percentage from the schedules above, multiplied by the lower of the purchase price or the net asset value of the shares being redeemed. If you redeem part of your shares, you may choose whether any CDSC due is deducted from the redemption proceeds or your redemption request is increased by the amount of any CDSC due. Sentinel Financial receives any CDSC imposed on a redemption of Class B shares.

     Because the CDSC may be lower and the conversion to Class A shares may be faster for purchases of over $250,000, you should consider whether you would benefit from the right of accumulation or a letter of intent in connection with the purchase of Class B shares. These privileges operate in the same way as the similar privileges which permit reduced initial sales charges on Class A shares.


Distribution Plan. The Class B shares of the Flex Cap Opportunity, Small Company, Mid Cap Growth, Core Mid Cap, International Equity, Growth Index, Common Stock, Balanced, High Yield Bond, Capital Markets Income and Bond


For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)                                           48
Visit us online at www.sentinelfunds.com

Funds, have adopted a plan under Rule 12b-1 that allows these Funds to pay distribution fees for the sale and distribution of their shares, and services provided to shareholders. The Class B shares of each Fund will pay to Sentinel Financial a fee of up to a total of 1.00% annually of average daily net assets, (0.75% for the Growth Index Fund) of which up to 0.25% shall be for service fees to broker-dealers. The Capital Markets Income Fund and Core Mid Cap Fund Class B shares are not assessed a distribution fee on the shares owned by National Life Insurance Company, which may result in an overall distribution fee to the Class B shares of the Capital Markets Income Fund and /or the Core Mid Cap Fund of less than 1.00%, for so long as National Life maintains its investment.


The Class B share service fee for the first year after a purchase will be used to recover a portion of the cost of the dealer concession paid by SFSC to the selling dealer, which portion of the dealer concession is considered the service fee for the first year. No service fee is paid on Class B shares in house accounts, accounts in nominee name, or accounts in dealer street name.


Conversion to Class A Shares. The Class B shares automatically convert to Class A shares after a fixed period of time, which depends upon the size of your purchase. For purchases up to $249,999 ($500,000 for the Growth Index
Fund), the automatic conversion occurs at the end of the sixth year; for purchases from $250,000 to $499,999 (except for the Growth Index Fund), the automatic conversion occurs at the end of the fifth year; and for purchases from $500,000 to $999,999, the automatic conversion occurs at the end of the fourth year. The holding period for Class B shares will include the holding period of Class B shares of another Fund from which they were exchanged.


Payments to Dealers. Sentinel Financial pays selling broker-dealers, at the time you purchase Class B shares, the percentages of the aggregate purchase amount shown below (including purchases of Class A, Class C and Class D shares under a right of accumulation or letter of intent):



Amount of Purchase Payment     Broker-Dealer Payment
---------------------------    ------------------------
                               All Funds        Growth
                               other than       Index
                               Growth Index     Fund
                                Fund
Up to $249,999................ 4.0% ............2.5%

$250,000 to $499,999.......... 2.5% ............2.5%

$500,000 to $999,999.......... 2.0% ............2.0%



Class B Shares of the U.S. Treasury Money Market Fund. Class B shares of the Money Market Fund are not offered for direct purchase, except where the investment is to be exchanged into Class B shares of other Funds within 90 days, or in dollar-cost averaging programs into Class B shares of other Funds where you invest a minimum of $10,000, each dollar-cost averaging transaction is at least $1,000, and the program is completed within 24 months. They may also be acquired in exchange for the Class B shares of another Fund. The Class B shares of the Money Market Fund do not bear the higher ongoing distribution expenses normally associated with the Class B shares. However, time during which assets are in the Class B shares of the Money Market Fund will not count either toward the time that must elapse before Class B shares are automatically converted to Class A shares of the same Fund, or toward the time that results in a declining CDSC. Therefore, if the Class B shares of the Money Market Fund are ultimately redeemed, you will pay a CDSC in the same amount as would have been due on the date the assets were exchanged into the Class B shares of the Money Market Fund, regardless of how long you hold the Class B shares of the Money Market Fund. Also, if you exchange the Money Market Fund Class B shares back into Class B shares of another Fund, and then later redeem those shares, your CDSC, if any, will not reflect the time you held the Money Market Fund Class B shares. The automatic conversion into Class A shares will occur only after you hold Class B shares of Funds other than the Money Market Fund for the six, five or four year period.

There is no initial sales
charge on Class C shares,
but they remain subject to

For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)                                           49
Visit us online at www.sentinelfunds.com higher ongoing fees for the entire investment period
Class C Shares
For all purchases of Class C shares, you pay the current net asset value. There is no initial sales charge. A CDSC in the amount of 1.00% of the purchase price will be imposed on Class C shares if you redeem shares during the first year after their purchase, unless you can use one of the CDSC waivers listed on page [45]. Similar to the Class B shares, Class C shares are subject to higher distribution fees than Class A shares. However, since Class C shares never convert to Class A shares, investments in Class C shares remain subject to these higher distribution fees for the entire holding period of the investment.

CDSC. You will pay a CDSC if you redeem Class C shares in the first year after purchase, in the amount of 1.00% of the lower of the purchase price or the net asset value of the shares redeemed, unless a waiver applies. We apply the same rules in determining a CDSC as we do for Class B shares. Sentinel Financial receives the entire amount of any CDSC paid.


Distribution Plan. The Class C shares of the Flex Cap Opportunity, Small Company, Mid Cap Growth, Core Mid Cap, International Equity, Growth Index, Common Stock, Balanced, High Yield Bond and Capital Markets Income Funds have adopted a plan under Rule 12b-1 that allows these Funds to pay distribution fees for the sale and distribution of their shares, and services provided to shareholders. These Funds pay to Sentinel Financial a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets. In the first year after the purchase Sentinel Financial keeps this fee to recover the initial sales commission of 1.00% that it pays to the selling dealer. In subsequent years, the entire distribution fee will be paid to the selling dealer.


Exchanges. If you purchase Class C shares, you will have the ability to exchange at net asset value only for the Class C shares of other Funds, except that you may also exchange into Class A shares of the Money Market Fund. However, if you exchange Class C shares into Money Market Fund Class A shares within one year of your purchase of the Class C shares, and then subsequently redeem the Money Market Fund shares, you may pay a CDSC. Also, time during which assets are in the Class A shares of the Money Market Fund will not count toward the one year period that must elapse before the 1% CDSC is eliminated. If you exchange Class C shares into Money Market Fund Class A shares, you may exchange back into Class C shares at any time, but may not exchange at net asset value into Class A shares or Class B shares of any Fund.

Payments to Dealers. For all sales of Class C shares, Sentinel Financial intends to make payments to selling broker-dealers, at the time you purchase Class C shares, of amounts equal to 1% of the aggregate purchase amount.


There is no initial sales charge
 on Class D shares,
 but they are
 subject to a CDSC
Class D Shares (Balanced Fund only)
For all purchases of Class D shares of the Balanced Fund, you pay the current net asset value. There is no initial sales charge. A CDSC will be imposed on Class D shares (including Class A shares of the Money Market Fund, if you exchange Class D shares into the Money Market Fund), if you redeem shares during the seven years after their purchase, unless you can use one of the CDSC waivers listed on page [45].


CDSC. Whether you pay a CDSC upon a redemption of Class D shares and how much it is depends on the number of years since you made the purchase. The CDSC schedule for Class D shares is shown below:



-------------------------------------------------------------------------------

CDSC schedule - Class D shares

                            CDSC Percentage
                            --------------------------------------------------------------------
Purchase                   Year Since Purchase Payment Was Made
amount                     1st        2nd        3rd        4th        5th        6th        7th
                           ---------------------------------------------------------------------

Any amount                 6%         6%         5%         4%         4%         3%         2%


The above schedule is higher than the schedules of CDSCs for Class B shares, which start at maximums of 4% and extend for a maximum of six years. The CDSC waivers, which are listed on page [45], are the same as those available for Class B shares, except that the annual CDSC-free percentage redemption amount is 8% instead of 10%. We apply the same rules in determining a CDSC as we do for Class B shares. Sentinel Financial receives the entire amount of any CDSC paid.


Distribution Plan. The Class D shares of the Balanced Fund have adopted a plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of their shares. The Fund pays a fee to Sentinel Financial at a maximum annual rate of 0.75% of average daily net assets of the Class D shares of the Balanced Fund. The Class D Distribution Plan is similar in its operation to the Class B Distribution Plan, except that there is no service fee of up to 0.25%, and no asset-based service fee payable to dealers. These distribution fees are lower than those that apply to Class B shares, but they are higher than those that apply to Class A shares. The Balanced Fund Class D shares are not assessed a distribution fee on the shares owned by National Life Insurance Company, which may result in an overall distribution fee to the Class D shares of the Balanced Fund of less than 0.75%, for so long as National Life maintains its investment.


Conversion to Class A Shares. The Class D shares automatically convert to Class A shares after 10 years.

Exchanges into Class A Shares of the Money Market Fund. You may exchange Class D shares of the Balanced Fund into Class A shares of the Money Market Fund. However, if you do so within seven years of the purchase of the Class D shares, and subsequently redeem the Money Market Fund shares, you may pay a CDSC. You may exchange back into Class D shares of the Balanced Fund at any time. However, the time your investment was in the Money Market Fund will not count toward the time for conversion to Class A shares of the Balanced Fund, or for reduction or elimination of the CDSC.

Payments to Dealers. For sales of Class D shares of the Balanced Fund, Sentinel Financial intends to make payments to selling broker-dealers, at the time you purchase Class D shares, of amounts equal to 6% of the aggregate purchase amount. If a selling broker-dealer has entered into agreements required by Sentinel Financial, Sentinel Financial may pay annualized commissions in advance with respect to Class D accounts which are set up to make, and are expected to make monthly automated additional purchases.

Class S Shares (Short Maturity Government Fund only)

No Sales Charges. For all purchases of Class S shares of the Short Maturity Government Fund, you pay the current net assets value. There is no initial sales charge. There is also no contingent deferred sales charge ("CDSC"). Class S shares of the Short Maturity Government Fund are subject to higher distribution fees than the Class A shares of the Short Maturity Government Fund. Class S shares never convert to Class A shares. As a result, investments in Class S shares remain subject to these higher distribution fees for the entire holding period of the investment.

Distribution Plan. The Class S shares of the Short Maturity Government Fund have adopted a plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of its Class S shares, and services provided to shareholders. The Short Maturity Government Fund pays to Sentinel Financial a monthly fee at an annual rate of up to a total of 0.75% of average daily net assets. The entire distribution fee will be paid to the selling dealer. The distribution and service fees are higher than those that apply to Class A shares.

Minimum Investment. The minimum initial investment in the Class S shares of the Short Maturity Government Fund is $50,000.

Exchanges. If you purchase Class S shares of the Short Maturity Government Fund, you will have the ability to exchange at net asset value for the Class A shares of each of the other Funds, except that you may not exchange shares originally purchased as Class S shares of the Short Maturity Government Fund into Class A shares of the Short Maturity Government Fund. However, initial purchases of the Class S shares of the Short Maturity Government Fund must remain in the account for 90 days before they are eligible for an exchange.

Waiver or Reduction of a CDSC

A CDSC will be waived in the following situations if you notify us at the time of redemption that a waiver applies:

1. Redemptions of shares you acquire from the reinvestment of income distributions and/or capital gains distributions;
2. Redemptions from your account (including when you own the shares as joint tenant with your spouse) following your death, or from the account of a trust whose primary income beneficiary has died, if the redemption occurs within one year of your death or the beneficiary's death;
3. Redemptions from qualified retirement accounts taken in equal or substantially equal periodic payments not to exceed life, or joint life expectancy and not otherwise subject to the 10% penalty tax for early withdrawal of Code section 72(t);
4. Redemptions that occur as a result of a loan taken from an account established as a retirement plan account for an employee of a tax-exempt organization under section 403(b)(7) of the Code;
5. The CDSC will be waived on redemption of shares acquired prior to September 13, 1999 in amounts up to 10% annually of the account's then current net asset value. Note that in the case of Class D shares this amount is up to 8% annually instead of up

For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)                                           51
Visit us online at www.sentinelfunds.com to 10% annually. The CDSC will be waived on redemptions made under Systematic Withdrawal Plans for shares acquired on or after September 13, 1999 in amounts up to 10% annually of the account's then net asset value. Again in the case of Class D shares this amount is up to 8% annually instead of up to 10% annually. We have also enhanced our systematic withdrawal plan administration to permit Systematic Withdrawal Plans to be either a fixed dollar amount or a percentage of the account's value, rather than only a percentage of the account's value; and
6. For Class B share 401(k) plans administered by BYSIS, redemptions resulting from the termination of a participant's participation in the plan.

     The waivers described above may be useful in a wide variety of situations. These may include, but are not limited to, funding of expenses for persons fulfilling certain religious missionary obligations, educational expenses and the purchase of a new home.
     Sentinel Financial may require documentation to show a waiver applies, such as certifications by plan administrators, applicable tax forms, or death certificates. The waiver provisions will not apply to Class B shares initially invested in the Money Market Fund as part of the program described on page [37].

     No CDSC will apply to Class B, Class C or Class D share accounts owned by affiliates of Sentinel Advisors if Sentinel Financial has not paid an initial commission to a selling dealer.



Other Matters Relating to Distribution Of Fund Shares

Equity Services, Inc., Janney Montgomery Scott, Inc., and Hornor, Townsend & Kent, Inc., which are wholly-owned subsidiaries of the partners of Sentinel Advisors, receive a dealer reallowance equal to the entire sales charge on their sales of Fund shares. As a result, they may be considered underwriters of the Funds' shares.

     Sentinel Financial will reimburse all broker-dealers who agree with Sentinel Financial to undertake activities designed to specifically promote the Funds, for costs incurred by these broker-dealers in the course of these activities.



For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)                                           52
Visit us online at www.sentinelfunds.com

How to Buy, Sell, Exchange and Transfer Shares


Buying Shares


There are several convenient
 ways to buy shares

     Important Information About Procedures for Opening a New Account. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you:

     When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.

     The price of your shares is based on the next calculation of net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time) and received by the Distributor prior to the close of its business day will be priced at the net asset value determined that day.

     For all Funds except the Growth Index, Capital Markets Income and Short Maturity Government Funds, and for IRA and other qualified retirement plan accounts], the minimum initial investment is $1,000. The minimum subsequent investment is $50.

     For the Growth Index and Capital Markets Income Funds, the minimum initial investment is $5,000 and $100, respectively. The minimum subsequent investment is also $5,000 and $100, respectively.

     For the Class A shares of the Short Maturity Government Fund, the minimum initial investment is $50. The minimum subsequent investment is also $50. For the Class S shares of the Fund, the minimum initial investment is $50,000.

     You may also invest in any Fund for as little as $50 ($100 for the Growth Index and Capital Markets Income Funds) using the Automatic Investment Plan. The Automatic Investment Plan, however, may not be used to make an initial investment in the Class S shares of the Short Maturity Government Fund.



Purchasing Shares by Check
To purchase shares by check, make your check payable to "Sentinel
Administrative Service Company" and mail it to:

     Sentinel Administrative Service Company
     P. O. Box 1499
     Montpelier, VT 05601-1499

     To make your initial purchase by check, please also fill out an application (one is attached to this prospectus) and return the application with your check. All checks must be drawn in U.S. dollars on a U.S. bank. The Funds reserve the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date.

     Your purchase will be effected on the date Sentinel Service receives the check, if the check is received prior to the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time) and your purchase order is otherwise in good order. We may charge a fee of $25 for each check returned unpaid due to insufficient funds.

Purchasing Shares by Wire
You may purchase shares by wiring federal funds directly to Sentinel Service on any day when both the New York Stock Exchange and Federal Reserve banks are open for business.


     To make your initial purchase by wire, call our toll-free number noted below and obtain an account number. You must first complete the shareholder identification process referred to above. Complete the application and return it promptly to Sentinel Service.


     Your bank may charge you a fee to wire funds. Payments made by wire and received by Sentinel Service on any business day are available to the Fund on the next business day.

Dealer Wire Purchase Orders
As a convenience to shareholders, Sentinel Financial will, acting for the Funds without charge, ordinarily accept orders from dealers who have sales agreements with the Funds for the purchase of shares at the applicable offering price.

For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)                                           53
Visit us online at www.sentinelfunds.com

Purchasing Shares Online
If you already have an account and have elected to do so, you may purchase shares of the Funds over the Internet by accessing the Funds' website at www.sentinelfunds.com.

Automatic Investment Plan
This feature affords you the opportunity to dollar-cost average using periodic electronic funds transfer from your bank account to the Fund(s) of your choice.

Telephone Investment Service
This feature enables you to purchase Fund shares via electronic funds transfers from your bank account simply by phoning Sentinel Service, or accessing our automated telephone system known as "OnCall 24."

Government Direct Deposit Privilege
You may purchase Fund shares (minimum of $50.00 per transaction) by having local, state or Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your account. You may deposit as much of the payments as you elect. To enroll in Government Direct Deposit, please contact Sentinel Service.

Payroll Savings Plan
You may purchase Fund shares (minimum of $50.00 per transaction) automatically on a regular basis by having money withheld from your paycheck, if your employer permits this. You may have part or all of your paycheck transferred to your existing Sentinel account electronically each pay period. To establish a Sentinel Payroll Savings Plan account, please contact Sentinel Service.

You may sell your shares in
 a number of convenient ways
Selling Shares

You may sell your shares back to the Funds at net asset value, less any applicable CDSC, as of the close of business on the day your instructions are received, prior to 4:00 p.m. on a day that the NYSE is open for business.

If your shares are held by Sentinel Service, you can sell your shares in the following ways:

By Mail
You may sell your shares by providing Sentinel Service with the appropriate instructions by mail. Your instructions must be signed by the registered owner(s) exactly as the shares are registered. If the proceeds of the redemption exceed $100,000, if the check is not made payable to the registered owner(s) and mailed to the record address, or if the record address has been changed within the past 30 days, the signatures of the registered owner(s) must be guaranteed by an eligible financial institution that meets Sentinel Service's requirements.

Dealer Wire Redemption Orders
For the convenience of shareholders, Sentinel Financial, acting for the Funds without charge, ordinarily accepts orders from dealers who have sales agreements with the Funds for the repurchase of shares based on net asset value, less any applicable CDSC. Brokers are not prohibited from charging for their service on these redemptions.


Telephone Redemption
You may redeem up to $1,000,000 from your account each business day by providing instructions to do so over the telephone, by calling Sentinel Service at 1-800-282-FUND(3863). You may request that a check made payable to the registered owners be sent to their address of record, or you may request that the proceeds be sent directly to a predesignated commercial bank account. If proceeds are wired to your bank, we will deduct a fee of $[20] from the proceeds. In addition, it is possible that your bank may charge a fee for receiving wire transfers. You may request a redemption on the Funds' automated voice response system, but in this case redemptions are limited to a maximum of $250,000.


     Neither the Funds, Sentinel Advisors nor Sentinel Service is responsible for the authenticity of exchange or redemption instructions received by telephone, and they are not liable in the event of an unauthorized telephone exchange or redemption, provided that, in the case of the Funds, the Funds have followed procedures reasonably designed to prevent losses. In processing telephone exchange or redemption requests, the Funds will use reasonable procedures to confirm that telephone instructions are genuine, and if these procedures are not employed, the

For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)                                           54
Visit us online at www.sentinelfunds.com

Funds may be liable for any resulting losses. These procedures include receiving all calls for telephone redemptions and exchanges on a recorded telephone line, and screening callers through a series of questions regarding specific account information.

     You may indicate on your purchase application that you do not wish to have telephone transaction privileges.


Online Redemption
You may redeem up to $250,000 from your account each business day by providing instructions to do so over the Funds' Internet website at www.sentinelfunds.com. You may request that a check made payable to the registered owners be sent to their address of record, or you may request that the proceeds be sent directly to a predesignated commercial bank account. If proceeds are wired to your bank, we will deduct a fee of $20 from the proceeds. In addition, it is possible that your bank may charge a fee for receiving wire transfers.


     Neither the Funds, Sentinel Advisors nor Sentinel Service is responsible for the authenticity of exchange or redemption instructions received online, and they are not liable in the event of an unauthorized online exchange or redemption, provided that, in the case of the Funds, the Funds have followed procedures reasonably designed to prevent losses. In processing online exchange or redemption requests, the Funds will use reasonable procedures to confirm that online instructions are genuine, and if these procedures are not employed, the Funds may be liable for any resulting losses. These procedures include restricting access to the section of the website on which transaction instructions may be entered to those who enter a password selected by the shareholder.

Telephone or Online Delays
During periods of drastic economic or market changes, it is possible that telephone or online transactions may be difficult to implement, although we have not experienced such problems in the past. If you experience difficulty contacting us by telephone or online, please write to Sentinel Service at P.
O. Box 1499, Montpelier, VT 05601-1499.

By Checkwriting
If you own Class A shares of the High Yield Bond, Capital Markets Income, Tax-Free Income, New York, Pennsylvania, Government Securities, Short Maturity Government and Money Market Funds, you may sell shares by writing a check against your account. This checkwriting privilege is free. There is a $500 minimum on checks, except that the minimum is $250 for the Money Market Fund. The Funds reserve the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date. Redemptions by checkwriting are taxable transactions.

     Sentinel Service provides overdraft protection by automatically transferring available funds from your other identically registered accounts if you have available balances. A fee of $10.00 will be charged to the account when funds are transferred from protecting account(s) to cover an overdraft.

By Systematic Withdrawals
You may arrange to receive automatic regular withdrawals from your account. Withdrawal payments generally should not be considered as dividends. Withdrawals generally are treated as sales of shares and may result in a taxable gain or loss. You must reinvest dividends and capital gains distributions to use systematic withdrawals. No interest will accrue on amounts represented by uncashed checks sent under a systematic withdrawal plan.

If You Hold Share Certificates
If you are the shareholder of record and have a certificate representing ownership in a Fund, you can redeem your shares by mailing the certificate to Sentinel Administrative Service Company, P.O. Box 1499, Montpelier, VT 05601-1499, with appropriate instructions to redeem. Your instructions should be signed by the registered owner(s) exactly as the shares are registered. The signatures of the registered owner(s) must be guaranteed by an eligible financial institution which meets Sentinel Service's requirements if the proceeds of the redemption exceed $100,000, if the check is not made payable to the registered owner(s) and mailed to the record address, or if the

For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)                                           55
Visit us online at www.sentinelfunds.com record address has been changed within the past 30 days. We suggest sending certificates by certified mail. You may also redeem share certificates by presenting them in person to Sentinel Service at its office at National Life Drive, Montpelier, Vermont.

Other Information on Redeeming Shares
Normally, Sentinel Service will mail you a check in payment for your shares within seven days after it receives all documents required to process the redemption. We may delay payment during any period in which the right of redemption is suspended or date of payment is postponed because the NYSE is closed, trading on the NYSE is restricted, or the Securities and Exchange Commission deems an emergency to exist. No interest will accrue on amounts represented by uncashed redemption checks.

     We may require additional documentation to redeem shares that are registered in the name of a corporation, trust, company retirement plan, agent or fiduciary, or if a shareholder is deceased. The Funds reserve the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date.

     Distributions from retirement plans may be subject to withholding by the Internal Revenue Service under the Code.


Certain Account Fees and Minimum Account Size
Due to the expense of maintaining accounts with small balances, we reserve the right to liquidate, and/or to charge an annual maintenance fee of up to $25 to any account that has a current value less than $1,000 and that has been open for at least 24 months.


This fee will be deducted automatically from each participant account in June of each year unless it is prepaid.

Miscellaneous Fees
AG&T Custodial Accounts
   Annual Custodial Fee per
      Social Security Number                   $15.00
   Closeout Fee per Account                    $15.00
   Transfer of Assets per Transaction          $25.00
Service Fees
   Express Mail Deliveries                     $15.00
   Federal Funds Wire..........................$20.00
   Excessive Trading Fee...........up to 2% of amount
                                exchanged or redeemed



Services for Employee Benefit Plans

Sentinel Service offers participant record keeping services to employer sponsored retirement plans such as 401(k), pension or profit sharing plans. Services include the ability to support valuation plans with internet and automated telephone services with access to plan and participant level information for the sponsor, plan participants, plan administrators and registered representatives.

Plans which elect to utilize the services will be assessed an annual service fee for each participant account, in the amounts shown below.

------------------------------------------ ------------------------------------
Average Account Value                      Fee Per Participating Account
------------------------------------------ ------------------------------------
$0 - $1,000                                $20.00
------------------------------------------ ------------------------------------
$1000 -  $2,999                            $10.00
------------------------------------------ ------------------------------------
$3,000 and over                            No Fee
------------------------------------------ ------------------------------------


For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)                                           56
Visit us online at www.sentinelfunds.com

Exchanges from One Fund to
Another


You may exchange shares of one Fund for shares of the same class of another Fund, without charge, by phoning Sentinel Service or by providing appropriate instructions in writing to Sentinel Service. Initial purchases of less than $1 million of the Growth Index Fund and the Short Maturity Government Fund must remain in the account for 90 days before they are eligible for an exchange. Shares of other Sentinel Funds also may not be exchanged into shares of the same class of the Growth Index Fund within the first 90 days after the initial purchase of those other Sentinel Fund shares.

     Because Class B shares in the Tax-Free Income, New York, Pennsylvania, Government Securities and Short Maturity Government Funds are not currently offered, holders of Class B shares may not exchange into these Funds. Similarly, because Class C shares of the Bond, Tax-Free Income, New York, Pennsylvania, Government Securities and Short Maturity Government Funds are not currently offered, holders of Class C shares may not exchange into these Funds. Class C shares may be exchanged for Class A shares of the Money Market Fund (but if the Class C shares had not been held for a year before the exchange into the Money Market Fund, a 1.00% CDSC may apply if the Money Market Fund shares are then redeemed). The Money Market Fund shares may be exchanged back into Class C shares at any time.

     Holders of Class D shares of the Balanced Fund may not make exchanges into other Funds, except that Class D shares may be exchanged for Class A shares of the Money Market Fund. The Money Market Fund shares may be exchanged back into Class D shares of the Balanced Fund at any time. If these Money Market Fund shares are subsequently redeemed, however, we will assess a CDSC in the amount which would have applied to the Class D shares of the Balanced Fund on the date of the exchange into the Money Market Fund.

     Funds are only available for exchange for residents of states in which these Funds are registered. If you initially buy Class A shares in the Money Market Fund, you may not exchange into other Funds without being treated as an initial purchaser of the other Fund's shares. Holding periods for shares which have been exchanged for the currently held shares will be included in the holding period of the current shares, except that time in the Money Market Fund will not count toward the holding period necessary to reduce or eliminate any applicable CDSC, or to be converted into Class A shares. The normal minimum account sizes apply to new accounts opened by exchange.


     New purchases must remain in an account for 15 days before they can be exchanged to another Fund (this does not apply to initial purchases into the Money Market Fund). The Funds disclaim liability for unauthorized telephone instructions under the same policy that applies to telephone redemption instructions, discussed on page [47]. We may modify or terminate the exchange privilege in accordance with the rules of the Securities and Exchange Commission (the current rules require 60 days advance notice to shareholders prior to the modification or termination of the exchange privilege).


     You may also set up your account to exchange automatically a specified number or dollar-value of shares in one of the Funds into shares of the same class in another Fund at regular intervals.

Excessive Trading Policy


Excessive trading, or market timing, by shareholders of any mutual fund - in particular non-money market funds - may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may dilute the value of the holdings of other shareholders. Excessive trading may cause a fund to retain more cash than the fund's portfolio manager would normally retain in order to meet unanticipated redemptions or may force the fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemption or exchange requests. Accordingly, the Funds have adopted policies and procedures that are designed to deter such trading. These policies and procedures have been reviewed and approved by the Board of Directors of Sentinel Group Funds, Inc. and the Board of Trustees of Sentinel Pennsylvania Tax-Free Trust. Under the excessive trading policy, a Fund will reject any purchase order or exchange request if the Fund has determined that an investor has a history of excessive trading (generally six or more in-and-out transactions in a Fund other than the U.S. Treasury Money Market Fund (the "Money Market Fund") within a twelve-month period), or that an investor's trading, in the judgment of the Fund, has been or may be disruptive to a Fund. In making this judgment, a Fund may consider trading done in multiple accounts under common ownership or control. When a redemption request is received in such circumstances, a Fund will impose an excessive trading fee of 2% of the amount redeemed. The policy does not apply to transactions attributable to systematic exchanges or dollar cost averaging.

The policy applies to all shareholders. However, a Fund may not be able to determine that a specific purchase order or request for exchange or redemption, particularly an order or request made through omnibus accounts or 401(k) plans, is excessive or disruptive to the Fund. The Funds therefore make no representation that all such purchase orders or exchange requests can or will be rejected, or that the excessive trading fee will be imposed for all such redemption requests.


Transfers of Ownership of Shares
When you need to change ownership of your shares or change the name on an account, a Sentinel Service representative will assist you.



How the Funds Are Priced


How the value of Fund shares is
determined

Net asset value for each Fund is calculated once each business day that the New York Stock Exchange is open, at 4:00 p.m. Eastern Time, and becomes effective immediately upon its determination. The net asset value per share is computed by dividing the total value of the assets of each Fund, less its liabilities, by the total number of each Fund's outstanding shares. The Funds' investments are valued as shown below:


o Domestic equity securities are valued at the latest transaction prices on the principal stock exchanges on which they are traded.
o Equity securities held by the International Equity Fund and traded primarily on foreign markets are valued based on the latest transaction prices on the principal stock exchanges on which they are trading, adjusted to reflect events that occur between the close of those markets and the Fund's determination of net asset value. Both the latest transaction prices and adjustments are furnished by an independent pricing service, subject to supervision by the Fund's
     Board of Directors, which has delegated this responsibility to the Fund's pricing committee, subject to the Board's review and supervision.
o Unlisted and listed securities for which there were no sales or insufficient sales during the day are valued at the mean between the latest available bid and asked prices.
o Fixed-income securities are valued daily on the basis of valuations furnished by an independent pricing service that, under the supervision of the Board of Directors of Sentinel Group Funds, Inc. and the Board of Trustees of Sentinel Pennsylvania Tax-Free Trust, determines valuations for normal institutional-sized trading units of debt securities, without exclusive reliance upon quoted prices. The valuations by the pricing service are believed to reflect more accurately the fair market value of such securities than the last reported sale.
o Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
o Exchange-traded options are valued at the last sale price unless there is no timely sale price, in which event an average of current bids and offers provided by market makers is used.


     The Money Market Fund's assets are valued on the basis of amortized cost, which involves valuing a portfolio instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

     In addition to events that occur between the close of the foreign markets and the funds' determination of net asset value, which potentially affect the value of securities held by the International Equity Fund, there may occur events that are expected to materially affect the value of a Fund's portfolio securities regardless of whether they are traded on foreign or domestic markets. Upon such events, the Fund's Board may value such securities at their fair value. The Boards have delegated this responsibility to a pricing committee, subject to their review and supervision. Events that may materially affect the value of portfolio securities include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day or a company announcement) or events affecting securities markets generally (for example, market volatility, including a substantial upward or downward movement of the U.S. markets, or a natural disaster).

     The Funds' use of fair value pricing is designed to ensure that each Fund's net asset value reflects the value of its underlying portfolio securities as accurately as possible. There can be no assurance, however, that a fair valuation used by a Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities on that day.

     The per share net asset value of Class A shares generally will be higher than the per share net asset value of Class B, Class C or Class D shares, reflecting the higher daily expense accruals of Class B, Class C and Class D shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions. Dividends and distributions will differ by the appropriate amount of the expense accrual differences between the classes.

Dividends, Capital Gains and Taxes


When the Funds pay dividends

The Funds Distribute their Net Investment
Income as Follows:

For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)                                           58
Visit us online at www.sentinelfunds.com

Fund                                      Dividends Paid
Flex Cap Opportunity Fund                 Annually
Small Company Fund                        Annually
Mid Cap Growth Fund                       Annually
Core Mid Cap Fund                         Annually
International Equity Fund                 Annually
Growth Index Fund                         Annually
Common Stock Fund                         Quarterly
Balanced Fund                             Quarterly
High Yield Bond Fund                      Monthly
Capital Markets Income Fund               Monthly
Bond Fund                                 Monthly
Tax-Free Income Fund                      Monthly
New York Tax-Free Income Fund             Monthly
Pennsylvania Tax-Free Income Trust        Monthly
Government Securities Fund                Monthly
Short Maturity Government Fund            Monthly


The Money Market Fund's net income is determined as of the close of business, 4:00 p.m. Eastern Time, on each day the NYSE is open. The Fund declares dividends of all of its daily net income to shareholders of record as of the close of business the preceding business day. Dividends are declared and accrued each day the NYSE is open and are payable monthly. The amount of the dividend may fluctuate daily and dividends will not be paid on days when net realized losses on securities in the portfolio or expenses exceed the Fund's income.

     For each Fund, distributions of any net realized capital gains for a fiscal year are paid in December, following the November 30th fiscal year-end.

     You may elect to receive all or any part of your dividends and/or capital gains distributions in cash, shares of your Fund, or shares of another Fund of the same class. Unless you elect otherwise, your dividends and capital gains distributions will be reinvested in shares of the same Fund. Any dividend or distribution of less than $10.00 must be reinvested. If you elect to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, your distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.


You will pay tax on dividends (other than "exempt-interest dividends" discussed below) and capital gains distributions from the Funds whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. Except for the Tax-Free Income, New York and Pennsylvania Funds, the Funds intend to make distributions that will be taxed either as ordinary income or capital gains. Recently enacted legislation reduces the individual income tax rate on certain dividend income, including dividends received from qualifying foreign corporations, and long-term capital gain. However, to the extent a Fund's distributions are derived from income on debt securities and nonqualifying foreign corporations and/or short-term capital gain, its distributions will not be eligible for this reduced tax rate.


     If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Funds' ordinary income dividends (which include distributions of short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.


     Dividends and interest received by the International Equity Fund and, to a lesser extent, the Small Company, Mid Cap Growth, Core Mid Cap, Growth Index, Common Stock, Balanced, High Yield Bond, Capital Markets Income and Bond Funds, may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Shareholders in the International Equity Fund may be able to claim a credit or deduction with respect to such taxes if certain requirements are met. It is unlikely that a credit or deduction will be available to shareholders of the Small Company, Mid Cap Growth, Core Mid Cap, Growth Index, Common Stock, Balanced, High Yield Bond and Bond Funds with respect to such taxes.


     By law, your dividends of ordinary income, capital gains, distributions and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.


For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)                                           59
Visit us online at www.sentinelfunds.com

Tax-Free Income, New York and Pennsylvania Funds

Each of the Tax-Free Income, New York and Pennsylvania Funds intends to invest a sufficient portion of its assets in municipal bonds and notes to qualify to pay "exempt-interest dividends" to shareholders. These exempt-interest dividends are generally not subject to federal income tax. However, these Funds may invest portions of their assets in investments which generate income that is not exempt for federal income tax. Additionally, some of the Funds' investments may subject certain investors to the federal alternative minimum tax. Most of the income from the Tax-Free Income Fund will be subject to any state income tax to which you are subject. Any long-term capital gains distributed by these Funds will normally be taxable as capital gains. However, gain derived from the sale of municipal bonds purchased at a market discount will be treated as ordinary income for federal income tax purposes rather than capital gain. This rule may increase the amount of ordinary income dividends you receive.

     Distributions from the New York Fund which are attributable to interest income received from New York municipal bonds will be exempt from New York State and New York City personal income tax, in addition to federal income taxes, for New York State and City residents. Distributions from the Pennsylvania Fund which are attributable to interest income received from Pennsylvania municipal bonds will be exempt from Pennsylvania personal income tax, in addition to federal income tax, for Pennsylvania residents.


     Distributions from the Pennsylvania Fund will be exempt from the Philadelphia School District investment income tax for individual residents of the City of Philadelphia if they are attributable to interest received from Pennsylvania municipal bonds, or if they are capital gain dividends for federal income tax purposes. Shares of the Pennsylvania Fund will be exempt from Pennsylvania County personal property tax to the extent Pennsylvania Fund holds Pennsylvania municipal bonds and qualifying U.S. government obligations on the annual assessment date.

     If the New York and Pennsylvania Funds invest in investments other than New York municipal bonds and Pennsylvania municipal bonds, respectively, a portion of their income distributions (or value, in the case of personal property taxes) may be subject to state and local taxes, and possibly federal income tax. The Funds will inform shareholders annually as to the portions of their distributions which are exempt-interest dividends and which are exempt from state and local income taxes.


     This section summarizes some of the consequences under current federal tax law and relevant state and local tax laws of investments in the Funds. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in any of the Funds under all applicable tax laws.


Sentinel Companies Privacy Policy

Maintaining the privacy of the information you share with us in the process of doing business with the Sentinel Companies* is extremely important to us. When you purchase a product or service from one of the Sentinel Companies, you enter into a relationship that is built upon - and largely dependent upon - mutual trust. We want to assure you that we strive to conduct business in ways that are always worthy of that trust. Maintenance of our privacy practices and policies is a critical component of that resolve and we want you to know that we are committed to maintaining the highest level of confidentiality with all the information we receive from you.

How and Why We Obtain Personal Information:

In the conduct of our business with you, we often need to collect what is known as "nonpublic personal information." This is information about you that we obtain in connection with providing a financial product or service to you. The Sentinel Companies may collect nonpublic personal information about you from:

     o Applications or other forms, with information such as name, address, Social

For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)                                           60
Visit us online at www.sentinelfunds.com

          Security number, assets and income, employment status, birth date;

     o Your transactions with us, our affiliates, or with others, such as account activity, payment history and products and services purchased;

     o Visits to our website, including information from on-line forms and on-line information collecting devices commonly called "cookies".

We or our representatives may also ask you for additional financial information in order to determine which products and services best meet your financial goals.

How We Protect Information:

We maintain strong safeguards to protect the information you have shared with us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. All employees are required to comply with our established confidentiality procedures and policies.

We consider any nonpublic personal information that is provided to any representative of the Sentinel Companies in the course of a business transaction as being completely confidential.

We may also disclose all of the information described above to our affiliates in order to conduct business, such as providing services, account maintenance or information about other products and services offered by our affiliates. Our affiliates may include insurance companies, broker-dealers, investment advisors, investment companies, registered representatives, trust companies, insurance agents and brokers.

In addition, we may disclose all of the information above to third parties with which we contract for services, as permitted by law. We will contractually require these third parties to protect your information. Examples of these organizations include the following:

     o Third parties that administer and support our products and services (such as third party administrators, printing companies, system vendors, consultants);

     o Financial service entities (such as broker-dealers, insurance agents and brokers, banks, investment companies, registered representatives, investment advisors or companies that perform marketing services on our behalf or our affiliates' behalf).

We may disclose all of the information above under certain circumstances to government agencies and law enforcement officials (for examples, to help us prevent fraud or as may be required by law).

Our Commitment to Confidentiality:

We will not sell nonpublic personal information about you, our customers - or our former customers - nor will we disclose it to anyone, unless we have previously informed you in disclosures or agreements, have been authorized by you, or are permitted to do so by law.

We restrict access to nonpublic personal information to those employees and associates who need that information in order to provide products or services to you.

If you decide to close your accounts or become an inactive customer, we will continue to adhere to the privacy policies and practices described in this notice.

The Sentinel Companies have a long history of dealing with confidential information in ways that are designed to assure your privacy. We are committed to consistently maintaining the highest standards for protecting the information you share with us, and ensuring the privacy of all our customers.

*This Privacy Notice applies to all of the accounts held or serviced by the following companies:

         The Sentinel Funds
         Sentinel Financial Services Company


Management of the Funds

INVESCO acts as subadvisor to the International Equity Fund
Evergreen acts as subadvisor to the High Yield Bond Fund and the Capital Markets Income Fund.

Sentinel Advisors Company manages the Funds' investments and their business operations under the overall supervision of the Board of Directors of Sentinel Group Funds, Inc. (for all Funds except the Pennsylvania Fund) and the Board of Trustees

For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)                                           61
Visit us online at www.sentinelfunds.com of Sentinel Pennsylvania Tax-Free Trust. Sentinel Advisors has the responsibility for making all investment decisions for the Funds, except where it has retained a subadvisor to make the investment decisions for a Fund. Sentinel Advisors has retained INVESCO as the subadvisor to manage the investments of the International Equity Fund, and Evergreen Investment Management Company as the subadvisor to manage the investments of the High Yield Bond Fund and the Capital Markets Income Fund. Sentinel Advisors is a partnership of affiliates of National Life Insurance Company and Penn Mutual Life Insurance Company. Its principal business address is National Life Drive, Montpelier, Vermont 05604. INVESCO is located at 1315 Peachtree Street, Atlanta, Georgia 30309. Evergreen is located at 200 Berkeley Street, Boston, Massachusetts 02116.

     The Funds' investment advisory contracts call for the Funds to pay Sentinel Advisors' fees, which were, for the fiscal year ended November 30, 2004 [(except for the Core Mid Cap Fund, for which the contract became effective March 29, 2004, so that the table shows the fee rate for the period March 29, 2004 to November 30, 2004, and except for the Flex Cap Opportunity Fund, for which the management fee was 0.90% of average daily net assets for the period from December 1, 2003 to December 31, 2003 and was reduced to 0.75% of average daily net assets effective January 1, 2004) equal to the following percentages of the Funds' average daily net assets]:

Flex Cap Opportunity Fund               [  ]%
Small Company Fund                      [  ]%
Mid Cap Growth Fund                     [  ]%
Core Mid Cap Fund                       [  ]%
International Equity Fund               [  ]%
Growth Index Fund                       [  ]%
Common Stock Fund                       [  ]%
Balanced Fund                           [  ]%
High Yield Bond Fund                    [  ]%
Capital Markets Income Fund             [  ]%
Bond Fund                               [  ]%
Tax-Free Income Fund                    [  ]%
New York Tax-Free Income Fund           [  ]%
Pennsylvania Tax-Free Trust             [  ]%
Government Securities Fund              [  ]%
Short Maturity Government Fund          [  ]%
U.S. Treasury Money Market Fund         [  ]%

     Sentinel Advisors currently waives all or a portion of its advisory fees for the Growth Index Fund. Reimbursement policies were in place for the New York Tax-Free Income and Short Maturity Government Funds for all or a portion of the fiscal year ended November 30, 2004; however, these reimbursement policies were discontinued effective March 30, 2004 and February [ ], 2005, respectively. The effective advisory fee rates (as a percentage of each Fund's average daily net assets) for these Funds, which benefited from reimbursements paid in the fiscal year ended November 30, 2004, after taking these waivers into account, were as follows:

Growth Index Fund                       [  ]%
New York Tax-Free Income Fund           [  ]%
Short Maturity Government Fund          [  ]%

Portfolio Managers
Sentinel Advisors employs a team approach in managing the Funds. The management teams are comprised of a lead portfolio manager, other portfolio managers and research analysts. Each team includes members with one or more areas of expertise and shares the responsibility for providing ideas, information and knowledge in managing the Funds. Rodney A. Buck, the Chief Executive Officer of Sentinel Advisors, is also Chairman and Chief Executive Officer of NL Capital Management, Inc., and Executive Vice President and Chief Investment Officer of National Life. Mr. Buck has been employed by Sentinel Advisors or its affiliates since 1972. There are three investment management teams: an Equity Value Team, headed by Daniel J. Manion, Vice President of Sentinel Advisors; a Growth Team, headed by Robert L. Lee, Senior Vice President of Sentinel Advisors; a Small Company Team, headed by Charles C. Schwartz, Vice President of Sentinel Advisors; and a Fixed Income Team, headed by David M. Brownlee, Senior Vice President of Sentinel Advisors.


     Each of Messrs. Buck, Manion, Lee, Schwartz and Brownlee is a Chartered Financial Analyst. Mr. Lee and Mr. Brownlee have each been associated with Sentinel Advisors since 1993. Mr. Manion joined Sentinel Advisors in 1993, and Mr. Schwartz joined Sentinel Advisors in 1996.

For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)                                           62
Visit us online at www.sentinelfunds.com

     The Common Stock Fund is managed by the Equity Value Team, led by Mr. Manion. Mr. Manion joined SAC in 1993, and has been a co-manager of the Sentinel Common Stock Fund since 1994, and a member of the team managing the Sentinel Balanced Fund for a number of years. Mr. Manion is also the Director of Equity Research for SAC. He has a total of 17 years of experience as an investment professional, and holds the Chartered Financial Analyst designation. Mr. Lee has been the portfolio manager for the Mid Cap Growth Fund since November, 1993 [and for the Flex Cap Opportunity Fund since the termination of the subadvisory relationship with Alger on December 31, 2003]. The Growth Index Fund is managed by Peter W. Lert, Ph.D. Mr. Lert has been a Vice President of SAC since 2004. Prior to joining Sentinel Advisors, he was an investment professional with State Street Global Advisors from 2002 to 2003, and with Fidelity Investments from 1992 to 2002. Mr. Lert holds the Chartered Financial Analyst designation. The Small Company Fund and the Core Mid Cap Fund are managed by Mr. Schwartz. He has been with SAC since 1996 and has been a key member of the Small Company Team since 1999. He has a total of 13 years of experience as an investment professional, and holds the Chartered Financial Analyst designation.


     The Balanced Fund is managed by a team led by Mr. [Manion] with respect to the equity portion, and by Mr. Brownlee with respect to the fixed income portion.

     The portfolio manager of the Bond, Government Securities and Short Maturity Government Funds is Mr. Brownlee. The portfolio manager of the Tax-Free Income, New York and Pennsylvania Funds is Kenneth J. Hart, Vice President of Sentinel Advisors. Mr. Hart has been with Sentinel Advisors or its affiliates since 1990. The portfolio manager of the Money Market Fund is Darlene Coppola, Money Market Trader of Sentinel Advisors. Ms. Coppola has been employed by Sentinel Advisors or its affiliates since 1974.


     Erik B. Granade, International Equity Portfolio Manager of INVESCO, has been the lead manager of the International Equity Fund since June 1994. Michele T. Garren has been the fund's co-manager since September, 1997. Mr. Granade is a Chartered Financial Analyst. He was associated with Cashman Farrell and Associates from June, 1994 to March 31, 1996, when he moved to INVESCO. Prior to June, 1994 he was an International Portfolio Manager with Provident Capital Management, Inc. Ms. Garren is a Chartered Financial Analyst. She was associated with AIG Global Investment Corp. from August, 1993 to July, 1996.

     The portfolio manager for the High Yield Bond Fund and the Capital Markets Income Fund is Dana Erikson, Managing Director and Head of High Yield Research at Evergreen. Mr. Erikson is a Chartered Financial Analyst, and has been the High Yield Bond Fund and Capital Markets Income Fund portfolio manager since March 1, 2004. Mr. Erikson joined Evergreen in 1996.


Performance Data
The Funds may from time to time include average annual total return figures in advertisements or other material the Funds send to existing or prospective shareholders. The Funds calculate these figures by determining the average annual compounded rates of return that would produce the redeemable value of the Fund being shown at the end of each period for a given initial investment. All recurring and nonrecurring expenses are included in the calculation. It is assumed that all dividends and distributions are reinvested. In addition, to better illustrate the performance of money already invested in the Funds, the Funds may also periodically advertise total return without subtracting sales charges.

     The fixed income Funds also may quote yields in advertisements. Yields are computed by dividing net investment income for a recent 30-day (or one month) period by the product of the average daily number of shares outstanding during that period and the maximum offering price per share on the last day of the period. The result is then annualized. These Funds may also show comparable yields to those shareholders already invested in the Funds by using the net asset value per share instead of maximum offering price in the above calculations. This has the effect of raising the quoted yields. The Tax-Free Income, New York and Pennsylvania Funds may also include tax-equivalent yields in advertisements. Tax-equivalent yields increase the yield as calculated above to make it comparable on an after-tax basis to an investment which produces taxable income.

     The Funds also may compare their performance to relevant indices in advertisements. The equity Funds may compare their performance to stock indices, including the Dow Jones Industrial Average, the S&P 500 Index, the S&P 500/BARRA Growth Index, and the Russell 2000 Index. The International Equity Fund may compare its performance to the "EAFE" (Europe, Australia, Far
East) Index. The High Yield Bond Fund may compare its performance to the Chase

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Services at 1-800-282-FUND (3863)                                           63
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

Manhattan Bank Index. The fixed income Funds may compare their performance to bond or money market indices, including the Lehman Aggregate Bond Index, Municipal Bond Index, or Government Bond Index, and Donoghue's Money Fund Report.

     The Funds also may refer to rankings and ratings published by independent tracking services and publications of general interest including Lipper Analytical Services, Inc., CDA/Wiesenberger, Morningstar, Donoghue's; magazines such as Money, Forbes, Kiplinger's Personal Finance Magazine, Financial World, Consumer Reports, Business Week, Time, Newsweek, U.S. News and World Report; and other publications such as the Wall Street Journal, Barron's, Investor's Daily, and Standard & Poor's Outlook. These ranking services and publications may rank the performance of the Funds against all other mutual funds or against funds in specified categories. The rankings may or may not include the effects of sales or other charges.

For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)                                           64
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


Financial Highlights

The financial highlights table is intended to help you understand each Fund's financial performance for the past five years or other applicable period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in each Fund, assuming reinvestment of all dividends and distributions. Per share data is calculated utilizing average daily shares outstanding. No information is shown for the Class S shares of Short Maturity Government Fund, since it began operations on February [ ], 2005.

This information has been audited by                        , whose report,
along with the financial statements of the Funds, are included in the Funds' Annual Report to Shareholders, which is available upon request. .



                                         Income From Investment Operations                                Less Distributions
                               -------------------------------------------------  -------------------------------------------------
                                                       Net gains or
                                                       Losses on
                  Fiscal        Net asset   Net        Securities                  Dividends                               Net asset
                  year          value,      investment both Realized   Total From  from net    Distributions                value,
                  (period)      beginning   income     and             Investment  investment  from realized  Total         end of
Fund/Share Class  ended         of period   (loss)     Unrealized      Operations  income      gains         Distributions  period
Flex Cap          9 mo. to
Opportunity       11/30/00(A)   10.00       (0.02)     (3.90)          (3.92)      --          --             --            6.08
A                 11/30/01       6.08       (0.04)     (1.11)          (1.15)      --          --             --            4.93
                  11/30/02       4.93       (0.06)     (1.35)          (1.41)                                               3.52
                  11/30/03       3.52       (0.05)       0.86           0.81       --          --             --            4.33
                  11/30/04


Small             11/30/00       5.74       --          2.00            2.00        --          0.72           0.72         7.02
Company           11/30/01       7.02       --          0.33            0.33        --          1.74           1.74         5.61
A                 11/30/02       5.61       (0.02)     (0.37)          (0.39)                   0.05           0.05         5.17
                  11/30/03       5.17       (0.02)      1.59            1.57       --           --             --           6.74
                  11/30/04

Mid Cap           11/30/00      17.80       (0.19)      2.54            2.35       --           1.18           1.18        18.97
Growth            11/30/01      18.97       (0.14)     (4.06)          (4.20)      --           2.14           2.14        12.63
A                 11/30/02      12.63       (0.09)     (2.22)          (2.31)      --          --             --           10.32
                  11/30/03      10.32       (0.10)      3.42            3.32       --          --             --           13.64
                  11/30/04

Core Mid
Cap               11/30/04
A

International     11/30/99       18.19       0.28       2.98            3.26        0.17        - -            0.17        21.28
Equity            11/30/00       21.28       0.21      (0.90)          (0.69)       0.26        1.69           1.95        18.64
A                 11/30/01       18.64       0.12      (2.16)          (2.04)       0.18        3.21           3.39        13.21
                  11/30/02       13.21       0.17      (1.37)          (1.20)      .0.14        0.04           0.18        11.83
                  11/30/04

                                                                           Ratios/Supplemental Data
                              ------------------------------------------------------------------------------------------------
                                                                     Ratio of Expenses             Ratio of
                                                                     to Average net     Ratio      Net Investment
                  Fiscal                 Net assets     Ratio of     Assets before      of Net     Income to Avg.
                  year        Total      at end of      Expenses to  Voluntary          Income to  net assets before   Portfolio
                  (period)    return*    period         average net  Expense Reim-      Avg. net   voluntary expense   turnover
Fund/Share Class  ended       (%)       (000 omitted)   assets (%)   bursements**(%)    assets (%) reimbursements       Rate (%)
Flex Cap          9 mo. to
Opportunity       11/30/00    (39.20)#    $31,303       1.55+        --                 (0.37)+       --                122#
A                 11/30/01    (18.91)      27,213       1.75         --                 (0.80)        --                109
                  11/30/02    (28.60)      17,000       1.80         --                 (1.34)        --                197
                  11/30/03     23.01       21,253       1.97         --                 (1.37)        --                170
                  11/30/04


Small             11/30/00    39.48         156,484     1.25         --                 (0.03)        --                 87
Company           11/30/01     6.85         211,052     1.21         --                 (0.06)        --                 58
A                 11/30/02    (7.03)        310,172     1.22                            (0.27)                           54
                  11/30/03    30.37         689,720     1.20         --                 (0.29)        --                 36
                  11/30/04


Mid Cap           11/30/00     13.85         206,488    1.14         --                 (0.83)        --                135
Growth            11/30/01    (24.45)        148,973    1.27         --                 (0.99)        --                 88
A                 11/30/02    (18.29)        109,161    1.31                            (0.80)                          230
                  11/30/03     32.17         137,019    1.31         --                 (0.98)        --                116
                  11/30/04


Core Mid
Cap               11/30/04
A



International     11/30/00     (3.85)         96,354    1.23         --                  1.06                            47
Equity            11/30/01    (13.51)         98,079    1.26         --                  0.88         --                 29
A                 11/30/02     (9.21)         75,951    1.30                             1.26                            33





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Services at 1-800-282-FUND (3863)                                           65
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



                   11/30/03        11.83      0.16        2.09            2.25        0.19       0.07           0.26         13.82
                   11/30/04

Growth Index A     2 mo. to
                   11/30/00       21.30      (0.02)     (2.74)          (2.76)      0.01        0.00^          0.01          18.53
                   11/30/01       18.53       0.03      (3.26)          (3.23)      --          --             --            15.30
                   11/30/02       15.30       0.07      (2.93)          (2.86)      0.01                       0.01          12.43
                   11/30/03       12.43       0.10       1.35            1.45       0.06        --             0.06          13.82
                   11/30/04


Common             11/30/00      42.91       0.30       1.54            1.84        0.31        3.22           3.53          41.22
Stock              11/30/01      41.22       0.24      (2.50)          (2.26)       0.27        5.51           5.78          33.18
A                  11/30/02      33.18       0.22      (3.91)          (3.69)       0.18        3.61           3.79          25.70
                   11/30/03      25.70       0.17       4.08            4.25        0.19        --             0.19          29.76




                   11/30/03        19.61         86,913     1.35         --             1.38           --                28
                   11/30/04

Growth Index A
                   11/30/00      (12.97)         68,451        0.66         0.76        (0.07)         (0.17)            30
                   11/30/01      (17.43)         57,585        0.66         0.78         0.19           0.07             52
                   11/30/02      (18.73)         47,721        0.65         0.79         0.49           0.36             29
                   11/30/03       11.73          56,154        0.65         0.85         0.79           0.59             24
                   11/30/04


Common             11/30/00        4.80       1,313,790        1.03         --           0.75          --                52
Stock              11/30/01       (6.43)      1,129,290        1.06         --           0.66           --               65
A                  11/30/02      (12.55)        889,066        1.02                      0.76                            55
                   11/30/03       16.67         979,837        1.08         --           0.62           --               76
                   11/30/04




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Services at 1-800-282-FUND (3863)                                          66
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



                                                       Net gains or
                                                       Losses on
                  Fiscal        Net asset   Net        Securities                  Dividends                               Net asset
                  year          value,      investment (both Realized  Total From  (from net   Distributions                 value,
                  (period       beginning   income     and             Investment  investment  (from realized  Total         end of
Fund              ended)        of period   (loss)     Unrealized)     Operations  income)     gains)         Distributions period

Balanced          11/30/00       19.38       0.61       0.25            0.86        0.62        0.95            1.57         18.67
A                 11/30/01       18.67       0.46      (0.47)          (0.01)       0.50        1.59            2.09         16.57
                  11/30/02       16.57       0.32      (1.50)          (1.18)       0.33        0.96            1.29         14.10
                  11/30/03       14.10       0.24       1.81            2.05        0.25        --              0.25         15.90
                  11/30/04


High Yield        11/30/00        9.19       0.86      (1.42)          (0.56)       0.87        - -             0.87         7.76
A                 11/30/01        7.76       0.72      (0.10)           0.62        0.72        --              0.72         7.66
                  11/30/02        7.66       0.63      (0.18)           0.45        0.63        --              0.63         7.48
                  11/30/03        7.48       0.63       0.71            1.34        0.62        --              0.62         8.20
                  11/30/04

Capital Markets   8 Months to
Income Fund   A   11/30/03(C)   10.00        0.32       1.23            1.55        0.30        --              0.30         11.25


Bond              11/30/00       5.94        0.41      (0.13)           0.28        0.41        - -             0.41         5.81
A                 11/30/01       5.81        0.37       0.36            0.73        0.37        --              0.37         6.17
                  11/30/02       6.17        0.30      (0.10)           0.20        0.30                        0.30         6.07
                  11/30/03       6.07        0.28       0.15            0.43        0.28        --              0.28         6.22
                  11/30/04


Tax-Free          11/30/00       12.60       0.64       0.30            0.94        0.64        --              0.64        12.90
A                 11/30/01       12.90       0.62       0.42            1.04        0.62        --              0.62        13.32
                  11/30/02       13.32       0.58       0.06            0.64        0.58                        0.58        13.38
                  11/30/03       13.38       0.52       0.14            0.66        0.52        --              0.52        13.52
                  11/30/04


New York          11/30/00       11.20       0.63       0.39            1.02        0.63        --              0.63        11.59
Tax-Free          11/30/01       11.59       0.57       0.45            1.02        0.57        --              0.57        12.04
A                 11/30/02       12.04       0.52       0.21            0.73        0.52                        0.52        12.25
                  11/30/03       12.25       0.47       0.31            0.78        0.47        --              0.47        12.56
                  11/30/04


Pennsylvania




                                                                         Ratio of Expenses            Ratio of
                                                                         to Average net    Ratio      Net Investment
                  Fiscal                  Net assets     Ratio of        Assets before     of Net     Income to Avg.
                  year           Total      at end of      Expenses to   Voluntary         Income to  net assets before   Portfolio
                  (period        return*    period         average net   Expense Reim-     Avg. net   voluntary expense   turnover
Fund              ended)         (%)        (000 omitted)  assets (%)    bursements**(%)   assets (%) reimbursements      Rate (%)

Balanced          11/30/00          4.82        231,855       1.13         --                 3.29          - -               127
A                 11/30/01         (0.14)       216,950       1.15          --                2.58           --               124
                  11/30/02         (7.67)       188,386       1.21                            2.06                            159
                  11/30/03         14.75        214,533       1.21          --                1.53           --               242
                  11/30/04


High Yield        11/30/00         (6.74)        18,235       1.26                            9.78           - -              105
A                 11/30/01          8.34         22,215       1.28          --                9.21           --               148
                  11/30/02          6.09         40,181       1.25                            8.35                            111
                  11/30/03         18.71        110,431       1.19          --                7.85           --                86
                  11/30/04


Capital Markets   8 Months to
Income Fund   A   11/30/03(C)      15.61#        38,147       1.17+         --                3.94+          --               131#


Bond              11/30/00          5.02         71,561       0.78          0.98              7.08           6.89             177
A                 11/30/01         13.01         75,629       0.91          0.98              6.15           6.08             210
                  11/30/02          3.38         75,807       1.01          1.01              4.87           4.87             298
                  11/30/03          7.23         73,888       0.99          0.99              4.11           4.11             366
                  11/30/04


Tax-Free          11/30/00          7.74         68,850       0.77          0.96              5.08           4.89               5
A                 11/30/01          8.15         72,771       0.74          0.95              4.62           4.41              21
                  11/30/02          4.92         72,498       0.75          0.95              4.33           4.13              30
                  11/30/03          4.97         69,380       0.85          0.91              3.81           3.74              63
                  11/30/04


New York          11/30/00          9.40         18,718       0.02          0.96              5.54           4.61               4
Tax-Free          11/30/01          8.90         23,275       0.37          0.93              4.71           4.14               4
A                 11/30/02          6.19         26,560       0.52          0.93              4.27           3.86              13
                  11/30/03          6.49         32,478       0.68          0.89              3.81           3.60               5
                  11/30/04


Pennsylvania




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



Tax-Free          11/30/00       12.15       0.60       0.31            0.91        0.60        --              0.60         12.46
A                 11/30/01       12.46       0.54       0.41            0.95        0.54        --              0.54         12.87
                  11/30/02       12.87       0.49       0.20            0.69        0.49                        0.49         13.07
                  11/30/03       13.07       0.46       0.25            0.71        0.46        --              0.46         13.32
                  11/30/04



Tax-Free          11/30/00        7.75         28,493       0.75          1.17              4.93           4.51               7
A                 11/30/01        7.68         29,362       1.07          1.19              4.16           4.05               8
                  11/30/02        5.49         31,411       1.14          1.14              3.79           3.79              23
                  11/30/03        5.51         29,420       1.18          1.18              3.44           3.44               9
                  11/30/04




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Services at 1-800-282-FUND (3863)                                           68
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




                                                          Net gains or
                                                          Losses on
                     Fiscal        Net asset   Net        Securities                  Dividends
                     year          value,      investment both Realized   Total From  from net    Distributions
                     (period)      beginning   income     and             Investment  investment  from realized  Total
Fund/Share Class     ended         of period   (loss)     Unrealized      Operations  income      gains          Distributions

Government           11/30/00          9.56       0.64          0.25           0.89      0.64        - -              0.64
Securities           11/30/01          9.81       0.57          0.38           0.95      0.57         --              0.57
A                    11/30/02         10.19       0.51          0.15           0.66      0.51                         0.51
                     11/30/03         10.34       0.38          0.12           0.50      0.46         --              0.46
                     11/30/04


Short Maturity       11/30/00          9.58       0.64         (0.02)          0.62      0.64        - -              0.64
Gov't.               11/30/01          9.56       0.57          0.15           0.72      0.57         --              0.57
A                    11/30/02          9.71       0.47          0.07           0.54      0.47                         0.47
                     11/30/03          9.78       0.22         (0.05)          0.17      0.41         --              0.41
                     11/30/04


Money                11/30/00          1.00       0.05         --              0.05      0.05        - -              0.05
                     11/30/01          1.00       0.04         --              0.04      0.04         --              0.04
                     11/30/02          1.00       0.01                         0.01      0.01                         0.01
                     11/30/03          1.00       0.01^        --              0.01^     0.01^        --              0.01^
                     11/30/04

Flex Cap             9 Mo. to
Opportunity          11/30/00(A)      10.00      (0.08)        (3.89)         (3.97)   - -           - -            - -
B                    11/30/01          6.03      (0.09)        (1.09)         (1.18)    --            --             --
                     11/30/02          4.85      (0.10)        (1.33)         (1.43)
                     11/30/03          3.42      (0.10)         0.84           0.74     --            --             --
                     11/30/04


Small                11/30/00          5.51      (0.06)         1.91           1.85    - -             0.72           0.72
Company              11/30/01          6.64      (0.05)         0.30           0.25     --             1.74           1.74
B                    11/30/02          5.15      (0.06)        (0.35)         (0.41)                   0.05           0.05
                     11/30/03          4.69      (0.07)         1.44           1.37     --            --             --
                     11/30/04


Mid Cap
Growth
B                    11/30/00         17.43      (0.39)         2.53           2.14    - -             1.18           1.18



                                                                                Ratio of Expenses             Ratio of
                                                                                 to Average net     Ratio      Net Investment
                     Fiscal     Net asset            Net assets     Ratio of     Assets before      of Net     Income to Avg.
                     year       value,    Total      at end of      Expenses to  Voluntary          Income to  net assets before
                     (period)   end of    return*    period         average net  Expense Reim-      Avg. net   voluntary expense
Fund/Share Class     ended      period    (%)        (000 omitted)  assets (%)   bursements**(%)    assets (%) reimbursements

Government           11/30/00      9.81      9.72        60,651         0.87           1.03            6.72           6.56
Securities           11/30/01     10.19      9.96        73,046         0.85           1.00            5.68           5.53
A                    11/30/02     10.34      6.70       107,121         0.86           1.01            4.72           4.56
                     11/30/03     10.38      4.85       102,713         0.95           0.98            3.62           3.59
                     11/30/04


Short Maturity       11/30/00      9.56      6.70        52,317         0.77           1.18            6.71           6.30
Gov't.               11/30/01      9.71      7.74        92,410         0.77           1.15            5.90           5.52
A                    11/30/02      9.78      5.68       257,690         0.77           1.09            3.81           3.49
                     11/30/03      9.54      1.79       367,541         0.81           1.06            2.24           1.99
                     11/30/04


Money                11/30/00      1.00      5.18       127,056         0.73           0.73            5.05        - -5.05
Market               11/30/01      1.00      3.64       118,894         0.69           0.69--          3.56        - -3.56
A                    11/30/02      1.00      1.15        97,136         0.73           0.73            1.16           1.16
                     11/30/03      1.00      0.32        79,511         0.78           0.79            0.32           0.31
                     11/30/04

Flex Cap             9 Mo. to
Opportunity          11/30/00(A)   6.03    (39.70)#      15,602         2.42+        - -              (1.28)+       - -
B                    11/30/01      4.85    (19.57)       12,841         2.71          --              (1.75)         --
                     11/30/02      3.42    (29.48)        7,775         2.89                          (2.43)
                     11/30/03      4.16     21.64         9,099         3.21          --              (2.61)         --
                     11/30/04


Small                11/30/00      6.64     38.27        25,733         2.12         - -              (0.90)        - -
Company              11/30/01      5.15      5.77        42,110         2.12          --              (0.98)         --
B                    11/30/02      4.69     (8.06)       58,931         2.14                          (1.19)
                     11/30/03      6.06     29.21       102,522         2.16                          (1.24)         --
                     11/30/04

Mid Cap
Growth
B                    11/30/00     18.39     12.88        42,310         2.00         - -              (1.71)        - -






                     Fiscal
                     year       Portfolio
                     (period)   turnover
Fund/Share Class     ended      Rate (%)

Government           11/30/00      232
Securities           11/30/01      379
A                    11/30/02      452
                     11/30/03      576
                     11/30/04


Short Maturity       11/30/00       88
Gov't.               11/30/01      141
A                    11/30/02       74
                     11/30/03      119
                     11/30/04


Money                11/30/00      - -
Market               11/30/01       --
A                    11/30/02
                     11/30/03       --
                     11/30/04

Flex Cap             9 Mo. to
Opportunity          11/30/00(A)   122#
B                    11/30/01      109
                     11/30/02      197
                     11/30/03      170
                     11/30/04


Small                11/30/00       87
Company              11/30/01       58
B                    11/30/02       54
                     11/30/03       36
                     11/30/04

Mid Cap
Growth
B                    11/30/00      135


For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)                                           69
Visit us online at www.sentinelfunds.com



                     11/30/01         18.39      (0.27)        (3.91)         (4.18)    --             2.14           2.14
                     11/30/02         12.07      (0.20)        (2.11)         (2.31)
                     11/30/03          9.76      (0.22)         3.20           2.98     --            --             --
                     11/30/04


Core Mid
Cap                  11/30/04
B


International
Equity
B
                     11/30/00         20.95       0.02         (0.89)         (0.87)     0.09          1.69           1.78
                     11/30/01         18.30      (0.02)        (2.13)         (2.15)    --             3.21           3.21
                     11/30/02         12.94       0.02         (1.35)         (1.33)                   0.04           0.04
                     11/30/03         11.57       0.01          2.05           2.06      0.03          0.07           0.10

Growth Index B       11/30/00         21.28      (0.19)        (2.71)         (2.90)   - -             0.00^        - -
                     11/30/01         18.38      (0.10)        (3.22)         (3.32)    --            --             --
                     11/30/02         15.06      (0.06)        (2.89)         (2.95)
                     11/30/03         12.11      (0.02)         1.31           1.29     --            --             --
                     11/30/04

Common
Stock
B
                     11/30/00         42.82      (0.03)         1.53           1.50      0.02          3.22           3.24
                     11/30/01         41.08      (0.05)        (2.48)         (2.53)     0.00^         5.51           5.51
                     11/30/02         33.04      (0.05)        (3.88)         (3.93)                   3.61           3.61
                     11/30/03         25.50      (0.08)         4.05           3.97      0.01         --              0.01
                     11/30/04





                     11/30/01     12.07    (25.20)       33,322         2.27          --              (2.00)         --
                     11/30/02      9.76    (19.14)       24,321         2.30                          (1.79)
                     11/30/03     12.74     30.53        28,615         2.47          --              (2.13)         --


Core Mid
Cap                  11/30/04
B


International
Equity
B
                     11/30/00     18.30    ( 4.79)       22,974         2.19         - -               0.08         - -
                     11/30/01     12.94    (14.36)       17,176         2.21          --              (0.08)         --
                     11/30/02     11.57    (10.31)       12,668         2.44                           0.16
                     11/30/03     13.53     18.03        11,255         2.67          --               0.13          --
                     11/30/04

Growth Index B
                     11/30/00     18.38    (13.62)       20,314         1.45           1.54           (0.85)         (0.94)
                     11/30/01     15.06    (18.06)       15,778         1.48           1.60           (0.63)         (0.75)
                     11/30/02     12.11    (19.59)       11,867         1.59           1.73           (0.44)         (0.58)
                     11/30/03     13.40     10.65        12,952         1.60           1.80           (0.16)         (0.36)
                     11/30/04

Common
Stock
B
                     11/30/00     41.08      3.94       125,430         1.86         - -              (0.08)        - -
                       11         33.04     (7.20)      112,871         1.86          --              (0.14)         --
                       11         25.50    (13.39)       80,772         1.96          --              (0.18)
                       11         29.46     15.57        72,163         2.03          --              (0.32)         --


                     11/30/01       88
                     11/30/02      230
                     11/30/03      116
                     11/30/04


Core Mid
Cap                  11/30/04
B


International
Equity
B
                     11/30/99       35
                     11/30/00       47
                     11/30/01       29
                     11/30/02       33
                     11/30/03       28
                     11/30/04

Growth Index B
                     11/30/00       30
                     11/30/01       52
                     11/30/02       29
                     11/30/03       24
                     11/30/04

Common
Stock
B
                     11/30/00       52
                       11           65
                       11           55
                       11           76




For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)                                           70
Visit us online at www.sentinelfunds.com



                                                        Net gains or
                                                        Losses on
                   Fiscal        Net asset   Net        Securities                  Dividends                              Net asset
                   year          value,      investment both Realized   Total From  from net    Distributions                value,
                   (period)      beginning   income     and             Investment  investment  from realized  Total         end of
Fund/Share Class   ended         of period   (loss)     Unrealized      Operations  income      gains          Distributions period

Balanced           11/30/00         19.41        0.47        0.25           0.72       0.48          0.95           1.43     18.70
B                  11/30/01         18.70        0.31       (0.45)         (0.14)      0.36          1.59           1.95     16.61
                   11/30/02         16.61        0.20       (1.50)         (1.30)      0.20          0.96           1.16     14.15
                   11/30/03         14.15        0.11        1.82           1.93       0.13         --              0.13     15.95
                   11/30/04


High Yield         11/30/00          9.18        0.82       (1.42)         (0.60)      0.83        - -              0.83      7.75
B                  11/30/01          7.75        0.69       (0.09)          0.60       0.69         --              0.69      7.66
                   11/30/02          7.66        0.59       (0.19)          0.40       0.59                         0.59      7.47
                   11/30/03          7.47        0.57        0.72           1.29       0.57         --              0.57      8.19
                   11/30/04

Capital Markets    8 Months to
Income Fund  B     11/30/03(C)      10.00        0.25        1.25           1.50       0.26         --              0.26     11.24
                   11/30/04


Bond               11/30/00          5.96        0.36       (0.14)          0.22       0.36        - -              0.36      5.82
B                  11/30/01          5.82        0.32        0.37           0.69       0.32         --              0.32      6.19
                   11/30/02          6.19        0.25       (0.10)          0.15       0.25                         0.25      6.09
                   11/30/03          6.09        0.23        0.16           0.39       0.23         --              0.23      6.25
                   11/30/04


Money              11/30/00          1.00        0.05      - -              0.05       0.05        - -              0.05      1.00
Market             11/30/01          1.00        0.03       --              0.03       0.03         --              0.03      1.00
B                  11/30/02          1.00        0.01                       0.01       0.01                         0.01      1.00
                   11/30/03          1.00        0.01^      --              0.01^      0.01^        --              0.01^     1.00
                   11/30/04

Flex Cap           9 Mo. to
Opportunity        11/30/00 (A)    $10.00      $(0.08)     $(3.88)        $(3.96)    - -           - -            - -        $6.04
C                  11/30/01          6.04       (0.09)      (1.10)         (1.19)     --            --             --         4.85
                   11/30/02          4.85       (0.09)      (1.32)         (1.41)                                             3.44
                   11/30/03          3.44       (0.09)       0.83           0.74      --            --             --         4.18
                   11/30/04


Small              5 Mo. to
Company C          11/30/01 (D)    $ 5.43       (0.03)      $0.18          $0.15      --            --             --        $5.58





                                                                          Ratio of Expenses            Ratio of
                                                                          to Average net    Ratio      Net Investment
                   Fiscal                   Net assets     Ratio of       Assets before     of Net     Income to Avg.
                   year           Total      at end of      Expenses to   Voluntary         Income to  net assets before   Portfolio
                   (period)       return*    period         average net   Expense Reim-     Avg. net   voluntary expense   turnover
Fund/Share Class   ended          (%)        (000 omitted)  assets (%)    bursements**(%)   assets (%) reimbursements      Rate (%)

Balanced           11/30/00          3.99       45,617          1.91          - -               2.52                         127
B                  11/30/01         (0.86)      44,616          1.93           --               1.80          --             124
                   11/30/02         (8.35)      36,607          1.98                            1.29                         159
                   11/30/03         13.74       33,652          2.07           --               0.68          --             242
                   11/30/04


High Yield         11/30/00         (7.16)      44,921          1.68          - -               9.36         - -             105
B                  11/30/01          8.06       44,300          1.68           --               8.84          --             148
                   11/30/02          5.49       47,552          1.71                            7.88                         111
                   11/30/03         17.87       45,061          1.96           --               7.22          --              86
                   11/30/04


Capital Markets    8 Months to
Income Fund  B     11/30/03(C)      15.11#       8,782          1.93+          --               3.21+         --             131#

                                                                                                5.40           5.22          147
Bond               11/30/00          3.95       18,549          1.66            1.85            6.22           6.02          177
B                  11/30/01         12.14       22,559          1.75            1.82            5.31           5.24          210
                   11/30/02          2.44       25,126          1.87            1.87            4.00           4.00          298
                   11/30/03          6.43       21,987          1.88            1.88            3.23           3.23          366
                   11/30/04


Money              11/30/00          4.85        4,068          1.03            1.03            4.72           4.72          - -
Market             11/30/01          3.43        6,311          0.89            0.89            3.21           3.21           --
B                  11/30/02          0.89        9,948          0.88            0.88            0.86           0.86           --
                   11/30/03          0.22        5,946          0.87            1.09            0.24           0.02           --
                   11/30/04


Flex Cap           9 Mo. to
Opportunity        11/30/00 (A)    (39.60)#    $ 4,940          2.28+         - -              (1.15)+       - -             122#
C                  11/30/01        (19.70)       3,887          2.66           --              (1.70)         --             109
                   11/30/02        (29.07)       2,530          2.68                           (2.22)                        197
                   11/30/03         21.51        2,899          2.96           --              (2.37)         --             170
                   11/30/04

Small              5 Mo. to
Company C          11/30/01 (D)      2.76#      $1,890          2.45+          --              (1.56)+        --              58



For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)                                          71
Visit us online at www.sentinelfunds.com



               11/30/02         5.58        (0.07)        (0.37)       (0.44)                     0.05            0.05         5.09
               11/30/03         5.09        (0.06)         1.55         1.49        --           --              --            6.58
               11/30/04


                   11/30/02      (7.97)       25,153          2.19                         (1.25)                            54
                   11/30/03      29.27        90,383          2.03           --            (1.13)          --                36
                   11/30/04







                                                    Net gains or
                                                    Losses on
               Fiscal        Net asset   Net        Securities                  Dividends                                  Net asset
               year          value,      investment both Realized   Total From  from net    Distributions                  value,
               (period)      beginning   income     and             Investment  investment  from realized    Total         end of
Fund           ended         of period   (loss)     Unrealized      Operations  income      gains            Distributions period
Mid Cap        8 Mo. to
Growth         11/30/00(A)    $22.79       $(0.35)       $(3.58)      $(3.93)      - -          - -             - -         $ 18.86
C              11/30/01        18.86        (0.33)        (3.99)       (4.32)       --            2.14            2.14        12.40
               11/30/02        12.40        (0.24)        (2.17)       (2.41)                                                  9.99
               11/30/03         9.99        (0.25)         3.27         3.02        --           --              --           13.01
               11/30/04


Core Mid
Cap            11/30/04
C


International  11/30/00        21.08         0.07         (0.99)       (0.92)      - -            1.69            1.69        18.47
Equity         11/30/01        18.47        (0.08)        (2.13)       (2.21)       --            3.21            3.21        13.05
C              11/30/02        13.05        (0.03)        (1.35)       (1.38)       --            0.04            0.04        11.63
               11/30/03        11.63        (0.04)         2.07         2.03        --            0.07            0.07        13.59
               11/30/04


Growth Index   8 Mo. to
C              11/30/00(E)    $23.59       $(0.29)       $(4.94)      $(5.23)       --           --              --          $18.36
               11/30/01        18.36        (0.36)        (3.22)       (3.58)       --           --              --           14.78
               11/30/02        14.78        (0.18)        (2.80)       (2.98)                                                 11.80
               11/30/03        11.80        (0.18)         1.22         1.04        --           --              --           12.84
               11/30/04


Common Stock
C
               11/30/00        42.90        (0.04)         1.52         1.48       - -            3.22            3.22        41.16
               11/30/01        41.16        (0.03)        (2.54)       (2.57)        0.00^        5.51            5.51        33.08
               11/30/02        33.08        (0.06)        (3.90)       (3.96)                     3.61            3.61        25.51
               11/30/03        25.51        (0.14)         4.05         3.91         0.01        --               0.01        29.41
               11/30/04

Balanced
C
               11/30/00        19.39         0.41          0.23         0.64         0.40         0.95            1.35        18.68
               11/30/01        18.68         0.31         (0.48)      ( 0.17)        0.34         1.59            1.93        16.58
               11/30/02        16.58         0.18         (1.49)       (1.31)        0.20         0.96            1.16        14.11
               11/30/03        14.11         0.08          1.82         1.90         0.09        --               0.09        15.92
               11/30/04




                                                                   Ratio of Expenses            Ratio of
                                                                   to Average net    Ratio      Net Investment
               Fiscal                 Net assets     Ratio of      Assets before     of Net     Income to Avg.
               year        Total      at end of      Expenses to   Voluntary         Income to  net assets before
               (period)    return*    period         average net   Expense Reim-     Avg. net   voluntary expense
Fund           ended       (%)        (000 omitted)  assets (%)    bursements**(%)   assets (%) reimbursements
Mid Cap        8 Mo. to
Growth         11/30/00(A)  (17.24)#     $ 1,688          2.11+         - -            (1.87)+        - -               135
C              11/30/01     (25.33)        2,447          2.61           --            (2.36)          --                88
               11/30/02     (19.44)        1,675          2.65                         (2.15)                           230
               11/30/03      30.23         1,951          2.72           --            (2.39)          --               116
               11/30/04

Core Mid
Cap            11/30/04
C


International  11/30/00      (5.00)        2,080          2.33          - -             0.32          - -                47
Equity         11/30/01     (14.59)        1,622          2.36           --            (0.43)          --                29
C              11/30/02     (10.61)        1,370          2.90                         (0.25)                            33
               11/30/03      17.64         1,856          2.96           --            (0.24)          --                28
               11/30/04


Growth Index   8 Mo. to
C              11/30/00(E)  (22.17)#   $     608          2.35+           2.45+        (1.81)+         (1.90)+           30
               11/30/01     (19.50)          864          3.23            3.34         (2.37)          (2.48)            52
               11/30/02     (20.16)          797          2.55            2.68         (1.39)          (1.52)            29
               11/30/03       8.81         1,228          2.96            3.16         (1.53)          (1.73)            24
               11/30/04


Common Stock
C
               11/30/00       3.87         5,616          1.93          - -            (0.11)         - -                52
               11/30/01      (7.30)        6,987          1.91           --            (0.12)          --                65
               11/30/02     (13.48)        5,018          2.02                         (0.23)                            55
               11/30/03      15.32         5,774          2.24           --            (0.54)          --                76
               11/30/04

Balanced
C
               11/30/00       3.54         3,066          2.24          - -             2.20          - -               127
               11/30/01      (1.06)        5,578          2.06           --             1.61           --               124
               11/30/02      (8.47)        4,344          2.08                          1.18                            159
               11/30/03      13.56         4,811          2.26           --             0.47           --               242
               11/30/04





For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)                                           72
Visit us online at www.sentinelfunds.com


                                                       Net gains or
                                                       Losses on
                  Fiscal        Net asset   Net        Securities                  Dividends                              Net asset
                  year          value,      investment both Realized   Total From  from net    Distributions                value,
                  (period)      beginning   income     and             Investment  investment  from realized  Total         end of
Fund/Share Class  ended         of period   (loss)     Unrealized      Operations  income      gains          Distributions period

High Yield        11/30/00         9.19        0.76        (1.42)         (0.66)       0.75         --              0.75     7.78
C                 11/30/01         7.78        0.62        (0.08)          0.54        0.62         --              0.62     7.70
                  11/30/02         7.70        0.56        (0.19)          0.37        0.54                         0.54     7.53
                  11/30/03         7.53        0.55         0.72           1.27        0.54         --              0.54     8.26
                  11/30/04


Capital Markets   8 months to
Income Fund  C    11/30/03(C)     10.00        0.27         1.25           1.52        0.27         --              0.27    11.25
                  11/30/04

Balanced          11/30/00        19.32        0.38         0.27           0.65        0.39          0.95           1.34    18.63
D                 11/30/01        18.63        0.23        (0.48)         (0.25)       0.28          1.59           1.87    16.51
                  11/30/02        16.51        0.15        (1.51)         (1.36)       0.14          0.96           1.10    14.05
                  11/30/03        14.05        0.07         1.79           1.86        0.07         --              0.07    15.84
                  11/30/04


                                                                       Ratio of Expenses             Ratio of
                                                                       to Average net     Ratio      Net Investment
                  Fiscal                   Net assets     Ratio of     Assets before      of Net     Income to Avg.
                  year            Total    at end of      Expenses to  Voluntary          Income to  net assets before   Portfolio
                  (period)        return*  period         average net  Expense Reim-      Avg. net   voluntary expense  turnover
Fund/Share Class  ended           (%)      (000 omitted)  assets (%)   bursements**(%)    assets (%) reimbursements      Rate (%)

High Yield        11/30/00        (7.74)       1,204          2.39          - -              8.55         - -               105
C                 11/30/01         7.22        1,810          2.45           --              7.88          --               148
                  11/30/02         5.00        4,208          2.27                           7.20                           111
                  11/30/03        17.54       13,143          2.17           --              6.93          --                86
                  11/30/04


Capital Markets   8 months to
Income Fund  C    11/30/03(C)     15.29#       5,771          1.60+          --              3.49+         --               131#
                  11/30/04

Balanced          11/30/00         3.62        1,983          2.38          - -              2.06          --               127
D                 11/30/01        (1.52)       4,164          2.54           --              1.13          --               124
                  11/30/02        (8.82)       6,644          2.51                           0.78                           159
                  11/30/03        13.28        8,951          2.44           --              0.29          --               242
                  11/30/04


          (A)  Commenced operations February 25, 2000
          (B)  Commenced operations September 13, 1999
          (C)  Commenced operations March 10, 2003
          (D)  Commenced operations July 9, 2001
          (E)  Commenced operations March 30, 2000
          (F)  Commenced operations January 4, 1999
          +    Annualized.
          #    Not annualized.
          *    Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period,
               reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period.
               Initial sales charge is not reflected in the calculation of total return.
          **   Expense reductions are comprised of the voluntary expense
               reimbursements.
          ^    Represents less than $.005 of average daily shares outstanding.




For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)                                           73
Visit us online at www.sentinelfunds.com

The Sentinel Funds
Shareholder Reports
Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected investment performance of each of the Funds during its last fiscal year. You may obtain copies of these reports at no cost by calling 1-800-282-FUND (3863).

     The Funds will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account at no cost, call Sentinel Service at 1-800-282-FUND (3863).


Statement of Additional Information
The Funds' Statement of Additional Information contains further information about the Funds, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities, and is incorporated by reference (legally considered to be part of this Prospectus). You may request a free copy by writing the Funds at the address shown below or by calling 1-800-282-FUND (3863). Please contact your registered representative or the Funds if you have any questions.


     The Funds' Statement of Additional Information is also available at the Funds' website at www.sentinelfunds.com. Information about the Funds (including the Statement of Additional Information) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC's internet site at www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different.





The Sentinel Funds
One National Life Drive
Montpelier, VT 05604

Investment Advisor              Counsel
Sentinel Advisors Company       Sidley Austin
One National Life Drive            Brown & Wood LLP
Montpelier, VT                  787 Seventh Avenue
05604                           New York, NY 10019

Principal                       Independent
Underwriter                     Accountants
Sentinel Financial
Services Company
One National Life Drive
Montpelier, VT 05604

Transfer Agent,                 Custodian
Shareholder Servicing           and Dividend
and Administrator Agent         Paying Agent
Sentinel Administrative         State Street Kansas City
Service Company                 801 Pennsylvania Avenue
One National Life Drive*        Kansas City, MO  64105
Montpelier, VT 05604
800-282-FUND (3863)


*All mail and correspondence
should be sent to:
Sentinel Administrative Service Company
P. O. Box 1499
Montpelier, VT 05601-1499

Investment Company Act files #811- 214 and #811- 4781.





For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)                                           74
Visit us online at www.sentinelfunds.com

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.



                            SUBJECT TO COMPLETION
   PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 30, 2004



                      STATEMENT OF ADDITIONAL INFORMATION


                                February     , 2005




                              THE SENTINEL FUNDS
                              National Life Drive
                           Montpelier, Vermont 05604
                             (800) 282-FUND (3863)



Sentinel Common Stock Fund (the "Common Stock Fund")
Sentinel Balanced Fund (the "Balanced Fund")
Sentinel Mid Cap Growth Fund (the "Mid Cap Growth Fund")
Sentinel Core Mid Cap Fund (the "Core Mid Cap Fund")
Sentinel Small Company Fund (the "Small Company Fund")
Sentinel Growth Index Fund (the "Growth Index Fund")
Sentinel Flex Cap Opportunity Fund (the "Flex Cap Opportunity Fund")
Sentinel International Equity Fund (the "International Equity Fund")
Sentinel High Yield Bond Fund (the "High Yield Fund")
Sentinel Capital Market Income Fund (the "Capital Markets Income Fund") Sentinel Bond Fund (the "Bond Fund")
Sentinel Government Securities Fund (the "Government Securities Fund") Sentinel Short Maturity Government Fund (the "Short Maturity Government Fund") Sentinel U.S. Treasury Money Market Fund (the "Money Market Fund")
Sentinel Tax-Free Income Fund (the "Tax-Free Income Fund")
Sentinel New York Tax-Free Income Fund (the "New York Fund")
Sentinel Pennsylvania Tax-Free Trust (the "Pennsylvania Fund")


Each of Sentinel Group Funds, Inc. (the "Company") and the Pennsylvania Fund is a managed, open-end investment company, which continuously offers its shares to investors. The Company consists of sixteen separate and distinct funds, fourteen of which are diversified (the Growth Index and New York Funds being non-diversified), and the Pennsylvania Fund is a separate, non-diversified fund. The sixteen funds of the Company and the Pennsylvania Fund are referred to hereinafter collectively as the "Funds", and individually as a "Fund". The Funds are described in a Prospectus of the Funds dated February , 2005 (the "Prospectus"). Each of the Funds has different investment objectives and risk characteristics.


Sentinel Advisors Company (the "Advisor") acts as the investment advisor to the Funds. Shares of the Funds are distributed by Sentinel Financial Services Company ("SFSC"). Both the Advisor and SFSC are partnerships whose partners are affiliates of National Life Insurance Company ("National Life") and The Penn Mutual Life Insurance Company ("Penn Mutual").

This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus. The Prospectus, which has been filed with the Securities and Exchange Commission (the "SEC"), can be obtained upon request and without charge by writing to the Funds at the above address, or by calling 1-800-282-FUND (3863). The Financial Statements of the Funds that are included in the Annual Report of the Funds dated November 30, 2004 have been incorporated by reference into this Statement of Additional Information. This Annual Report can be obtained in the same way as the Prospectus of the Funds. This Statement of Additional Information has been incorporated by reference into the Prospectus.

                               TABLE OF CONTENTS


                                                                          Page


The Funds....................................................................3
Investment Objectives and Policies...........................................4
Investment Restrictions.....................................................17
Management of the Funds.....................................................19
Principal Shareholders......................................................27
The Investment Advisor......................................................27
Proxy Voting Procedures.....................................................31
Principal Underwriter.......................................................31
The Distribution Plans......................................................31
The Fund Services Agreements................................................33
Portfolio Transactions and Brokerage Commissions............................34
Portfolio Turnover..........................................................36
Capitalization..............................................................36
How To Purchase Shares and Reduce Sales Charges.............................37
Issuance of Shares at Net Asset Value.......................................37
Determination of Net Asset Value............................................37
Computation of Maximum Offering and Redemption Prices.......................39
Taxes.......................................................................40
Shareholder Services........................................................45
Total Return, Yield and Tax-Equivalent Yield Information....................47
General Information.........................................................51
Financial Statements........................................................51
Appendix A - Description of Bond Ratings....................................52
Appendix B - Economic and Other Conditions in New York......................56
Appendix C - Economic and Financial Conditions in Pennsylvania..............69
Appendix D - Proxy Voting Procedures........................................75

                                   THE FUNDS

     Originally incorporated in the State of Delaware on December 5, 1933 as Group Securities, Inc., the Company became a Maryland corporation on February 28, 1973. On November 30, 1973, the Company's name was changed to USLIFE Funds, Inc. On September 30, 1976, the Company's name was changed to Sentinel Group Funds, Inc.

     On March 31, 1978, Sentinel Bond Fund, Inc. (formerly Sentinel Income Fund, Inc.) and Sentinel Growth Fund, Inc., both managed, open-end, diversified investment companies incorporated in Maryland on October 24, 1968, were merged into the Company as separate classes of stock. On March 27, 1986, the Board of Directors created, as a new class of stock of the Company, the Government Securities Fund. The Board of Directors created the Tax-Free Income Fund as a new class of the Company's stock on June 14, 1990.

     The Pennsylvania Fund is a trust formed under the laws of Pennsylvania in 1986. The Fund became a member of the Sentinel Family of Funds on March 1, 1993. On that date the Advisor and SFSC became the investment advisor and distributor, respectively, to the Fund. Immediately prior to March 1, 1993, the investment advisor to the Fund was ProvidentMutual Management Co., Inc. ("PMMC"), and its distributor was ProvidentMutual Financial Services, Inc., both of which were at the time affiliates of Provident Mutual Life Insurance Company of Philadelphia.

     On March 1, 1993, the Company completed the acquisition of substantially all of the assets of eight ProvidentMutual Funds, and Sentinel Cash Management Fund, Inc., ("SCMF") in exchange solely for common stock of the corresponding Funds of the Company that acquired such assets. In order to facilitate the acquisitions, on August 13, 1992 the Board of Directors authorized the creation of three new classes of stock of the Company, namely, the Small Company, International Equity and Money Market Funds. From March 1, 1993 to March 29, 1994, the Small Company Fund's name was Sentinel Aggressive Growth Fund, and from March 29, 1994 to March 31, 1997, the Small Company Fund's name was Sentinel Emerging Growth Fund. Prior to March 31, 1999, the Mid Cap Growth Fund's name was Sentinel Growth Fund. Also on March 1, 1993, the Investment Advisory Agreement between the Company and Sentinel Advisors, Inc., an indirect wholly-owned subsidiary of National Life, and the Distribution Agreement between the Company and Equity Services, Inc. ("ESI"), also an indirect wholly-owned subsidiary of National Life, terminated, and were replaced by the advisory and distribution arrangements with the Advisor and SFSC, respectively, described in the Prospectus under "Management of the Funds" and "Purchase Options".

     On March 27, 1995, the Company completed the acquisition of substantially all of the assets of seven funds of The Independence Capital Group of Funds, Inc., in exchange solely for common stock of the corresponding Funds of the Company that acquired such assets. In order to facilitate the acquisitions, on December 15, 1994, the Board of Directors authorized the creation of two new classes of stock of the Company, namely, the New York and Short Maturity Government Funds. From March 27, 1995 to February 3, 1997, the Short Maturity Government Fund's name was Sentinel Short-Intermediate Government Fund.


     On March 14, 1997, the Board of Directors of the Company authorized the creation of the High Yield Fund as a new series of the Company. On June 10, 1999, the Board of Directors of the Company authorized the creation of the Growth Index Fund as a new series of the Company. On December 9, 1999, the Board of Directors of the Company authorized the creation of the Flex Cap Opportunity Fund as a new series of the Company. Prior to July 1, 2002, the International Equity Fund was known the World Fund. On December 12, 2002, the Board of Directors of the Company authorized the creation of the Capital Markets Income Fund as a new series of the Company. On December 11, 2003, the Board of Directors of the Company authorized the creation of the Core Mid Cap Fund as a new series of the Company.

                      INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and certain fundamental policies of each of the Funds are set forth in the Prospectus.

General Considerations and Risks
--------------------------------

     Each Fund is an open-end, management investment company. All Funds are diversified investment companies except the Growth Index, New York and Pennsylvania Funds, which are non-diversified investment companies.

     Each Fund's fundamental policies and investment objectives as they affect each such Fund cannot be changed without the approval of the lesser of (i) 67 percent or more of the voting securities of each such Fund present at a meeting if the holders of more than 50 percent of the outstanding voting securities of each such Fund are present or represented by proxy, or (ii) more than 50 percent of the outstanding voting securities of each such Fund. With respect to the submission of a change in fundamental policy or investment objective of each such Fund, such matter shall be deemed to have been effectively acted upon with respect to any such Fund if a majority of the outstanding voting securities of such Fund vote for the approval of such matters, notwithstanding (1) that such matter has not been approved by a majority of the outstanding voting securities of any other Fund affected by such matter and (2) that such matter has not been approved by a majority of the outstanding voting securities of the Company. Fundamental policies adopted with respect to each Fund, except the Pennsylvania Fund and the New York Fund, provide that no Fund shall concentrate its investments in a particular industry or, except for the Flex Cap Opportunity Fund, group of industries, nor will it purchase a security if, as a result of such purchase, more than 25% of its assets will be invested in a particular industry.

     Repurchase Agreements. Each of the Funds to a limited extent may enter into repurchase agreements with selected banks and broker-dealers under which the Fund purchases securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities") and agrees to resell the securities at an agreed upon time and at an agreed upon price. The difference between the amount a Fund pays for securities and the amount it receives upon resale is interest income to a Fund. Failure of the seller to repurchase the securities as agreed may result in a loss to a Fund if the market value of the securities has fallen to less than the repurchase price. In the event of such a default, a Fund may also experience certain costs and be delayed or prevented from recovering or liquidating the collateral securities, which could result in further loss to a Fund. The Funds (except for the Flex Cap Opportunity Fund, whose investments in repurchase agreements are discussed separately below) will use repurchase agreements as a means of making short-term investments of seven days or less and in aggregate amounts of not more than 25% of the net assets of the Fund. All repurchase agreements used by the Funds, except for the Flex Cap Opportunity Fund, will provide that the value of the collateral underlying the repurchase agreement always will be at least equal to 102% of the repurchase price. The Advisor will monitor on a continuing basis the creditworthiness of all parties with which it might enter into repurchase agreements and will enter into repurchase agreements only if it determines that the credit risk of such a transaction is minimal.

     Illiquid and Restricted Securities. As stated in the Prospectus, the High Yield Fund and the Capital Markets Income Fund may invest in Rule 144A Securities and corporate loans; however, each of the High Yield Fund's and the Capital Markets Income Fund's investment in illiquid securities is limited to 15% of its net assets. The Bond Fund may not invest in illiquid securities, but may invest in Rule 144A Securities to the extent deemed to be liquid under the policies and procedures discussed below. The Flex Cap Opportunity Fund may also invest up to 15% of its net assets in illiquid securities, which include restricted securities, securities for which there is not a readily available market, and repurchase agreements with maturities of greater than 7 days. In promulgating Rule 144A under the Securities Act of 1933 (the "Securities Act"), the Securities and Exchange Commission ("SEC") stated that although the ultimate responsibility for liquidity determinations rests with a fund's board of directors, the board may delegate the day-to-day function of determining liquidity to the investment advisor or subadvisor provided the board retains sufficient oversight. The Board of Directors of the Company will consider the adoption of policies and procedures for the Bond Fund, the High Yield Fund, the Capital Markets Income Fund and the Flex Cap Opportunity Fund for the purpose of determining whether Rule 144A Securities and, in the cases of the High Yield Fund and the Capital Markets Income Fund only, corporate loans, in which such Fund proposes to invest are liquid or illiquid and will consider guidelines under these policies and procedures pursuant to which the Advisor or applicable subadvisor will make these determinations on an ongoing basis. In making these determinations, consideration will be given to, among other things, the frequency of trades and quotes for the investment, the number of dealers willing to sell the investment and the number of potential purchasers, dealer undertakings to make a market in the investment, the nature of the investment, the time needed to dispose of the investment, the method of soliciting offers, and the mechanics of transfer. The Board of Directors will review periodically purchases and sales of Rule 144A Securities by the Bond Fund, the High Yield Fund, the Capital Markets Income Fund and the Flex Cap Opportunity Fund, and corporate loans by the High Yield Fund and the Capital Markets Income Fund.

     To the extent that liquid Rule 144A Securities or corporate loans or other securities in which the Funds invest become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the Advisor (or the subadvisor), under the supervision of the Board of Directors, will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests. If institutional trading in restricted securities were to decline to limited levels, the liquidity of these Funds could be adversely affected.

     If an investment becomes illiquid, the affected Fund's Advisor or subadvisor will determine the best course of action to permit the Fund to realize maximum value, which could include, among other possibilities, continuing to hold or seeking a private sale.

Derivative Transactions
-----------------------

     General. The fixed income Funds may (a) purchase and sell exchange traded and over-the-counter ("OTC") put and call options on fixed income securities and indices of fixed income securities, (b) purchase and sell futures contracts on fixed income securities and indices of fixed income securities, and (c) enter into interest rate swaps, total return swaps on fixed income indices, and default swaps.


     The Common Stock, Balanced, Mid Cap Growth, Core Mid Cap, Small Company, Growth Index, Flex Cap Opportunity, and International Equity Funds may (a) purchase and sell exchange traded and OTC put and call options on equity securities and indices of equity securities, (b) purchase and sell futures contracts on indices of equity securities, and (c) other securities, such as exchange-traded funds, which replicate the performance of specific "baskets" of stocks.


     Each of these Funds may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure.

     The Capital Markets Income Fund may engage in the derivatives transactions permitted for the fixed-income Funds with respect to its fixed income investments, and may engage in covered call option writing with respect to its equity securities, but may not otherwise engage in the derivatives transactions permitted for the equity Funds.

     The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit a Fund's possibilities to realize gains as well as limiting its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.

     No Fund may purchase or sell derivative instruments if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the total assets of such Fund.

     Purchasing Put Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, and indexes of securities prices. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American Style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

     The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The Funds may purchase put options, but will not sell, or write, put options on individual securities, except to close out put options previously purchased.

     Selling (Writing) Call Options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying security price does not rise sufficiently to offset the cost of the option. The Funds will not purchase call options on individual securities, except to close out call options previously sold, but may sell, or write, call options on individual securities.

     Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

     The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark-to-market payments of variation margin as the position becomes unprofitable.

     Options on Indices. Each Fund that is permitted to enter into options transactions may purchase and sell (write) put and call options on any securities index based on securities in which the Fund may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund's investments generally will not match the composition of an index.

     For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and a Fund may incur additional losses if the counterparty is unable to perform.

     Futures Contracts. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when a Fund wishes to close out a particular position.

     When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument has been sold.

     The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant ("FCM"). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of the Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by FCM's other customers, potentially resulting in losses to the Fund.

     Each Fund will segregate liquid assets in connection with its use of options and futures to the extent required by the staff of the Securities and Exchange Commission. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

     Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation also may result from differing levels of demand in the options and futures markets and the securities markets, structural differences in how options and futures and securities are traded, or imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     Liquidity of Options and Futures Contracts. There is no assurance a liquid market will exist for any particular options or futures contract at any particular time, even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit on a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions also could be impaired.

     Swaps. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular "notional amount". Swaps may involve an interest rate (fixed or floating), a commodity price index, and a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other make payments equivalent to a specified interest rate index. A Fixed-Income Fund may engage in simple or more complex swap transactions involving a wide variety of underlying instruments or rates. The Funds will enter into swaps only within the internal limitations specified below.

     Swaps are credit-intensive products. A Fund that enters into a swap transaction bears the risk of default (i.e., nonpayment) by the other party to the swap. The internal limitation below which deals with counterparty risk is intended to reduce this risk to the extent reasonably practicable, but it cannot eliminate entirely the risk that a counterparty to a swap, or another OTC derivative, will default. Consistent with current market practices, a Fund will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for a net payment upon default. In addition, a Fund's obligations under an agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

     Interest rate and total return swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total return swap defaults, a Fund's risk of loss will consist of the payments that a Fund is contractually entitled to receive from the other party. If there is a default by the other party, a Fund may have contractual remedies under the agreements related to the transaction.

     Internal Limitations. Each of the Funds will observe the following internal limitations with respect to the use of options and futures contracts:

     1. No Fund may hold more than 5% of its total assets in the aggregate in options on individual securities, options on securities indices, and futures contracts, except that the Growth Index Fund may hold up to 20% of its assets in stock index options and futures.

     2. The Funds will buy options on individual securities only to hedge underlying securities which are owned by the Fund, or to close out transactions in options written.

     3. The Funds will sell options on individual securities only to generate additional income on securities which are owned by the Fund, or to close out transactions in options purchased.

     4. The Funds will sell options on securities indices or futures on securities indices only to hedge portfolio risks, or to close out positions in such index options or futures that had previously been purchased. As such, a Fund shall not sell such index options or futures with aggregate notional amounts in excess of that Fund's exposure to the market or sector covered by such index option or future.

      5. The Funds will purchase options on securities indices or futures on securities indices only in anticipation of buying securities related to the index, or to close out positions in such index options or futures that the Fund had previously sold. In purchasing such index options or futures, it must set aside cash or short-term money market investments so as to ensure that the purchase of such index options or futures does not result in leveraging the Fund's portfolio.

     6. The Funds will enter into interest rate swap transactions and total return swaps on fixed income indices only in circumstances in which there is no leveraging of credit risk in the portfolio, or in which significant diversification or reduction of credit risk results.

     7. The Funds will enter into default swaps on fixed income securities only for the purpose of hedging credit risk on securities owned by the Fund, and will not take on additional credit risk through the use of default swaps.

     8. When entering into swap agreements, a Fund will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

     9. When transacting in OTC derivatives involving counterparty risk, the Funds will deal only with counterparties which meet appropriate credit guidelines, and will limit exposure to any counterparty such that the sum of the value of all portfolio securities held by the Fund of which the issuer is the counterparty or an affiliate of the counterparty, plus the exposure to the counterparty in respect of the OTC options, does not exceed 5% of the total assets of the Fund.

     Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

     Asset Coverage for Futures Contracts and Options. Although none of the Funds will be a commodity pool, certain derivatives subject the Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which a Fund can invest in such derivatives. These rules permit mutual funds to invest in futures contracts and options with respect thereto for hedging purposes without limit. However, mutual funds may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation to initial margin deposits and option premiums. In addition, the Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     Additional Risk Factors of OTC Transactions. Derivatives traded in OTC markets, including swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations.


     Considerations and Risks Applicable to the Fixed-Income Funds. The High Yield Fund may invest without limitation, the Capital Markets Income Fund may invest up to 35% of its assets, each of the Bond Fund and the fixed income portion of the Balanced Fund may invest up to 20% of its total assets, and each of the New York Fund and the Tax-Free Income Fund may invest up to 5% of its total assets, in debt securities which are rated below "investment grade", i.e., lower than "Baa" by Moody's Investors Service, Inc. ("Moody's") or lower than "BBB" by Standard & Poor's Ratings Services ("Standard & Poor's") or which, in the Advisor's judgment, possess similar credit characteristics. See Appendix A - "Description of Bond Ratings" for additional information regarding ratings of debt securities. The Advisor considers the ratings assigned by Standard & Poor's or Moody's as one of several factors in its independent credit analysis of issuers. Such securities are considered by Standard & Poor's and Moody's to have varying degrees of speculative characteristics. Consequently, although securities rated below investment grade can be expected to provide higher yields, such securities may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated debt securities. For Funds other than the High Yield Fund and the Capital Markets Income Fund, investments in such securities will be made only when in the judgment of the Advisor, such securities provide attractive total return potential relative to the risk of such securities, as compared to higher quality debt securities. These Funds do not intend to purchase debt securities that are in default or which the Advisor believes will be in default. The risks of below-investment grade securities are described further in the Prospectus under "Details About the Funds' Investment Objectives, Principal Investment Strategies and Related Risks - General Information Relevant to the Investment Practices of the Funds, and Associated Risks - Information Relevant to the Fixed Income Funds - Risks of Lower Quality Bonds" on pages [27-30].


     When Issued Purchases. The High Yield, Capital Markets Income, Bond, New York, Pennsylvania, Tax-Free Income, Government Securities and Short Maturity Government Funds and the bond portion of the Balanced Fund may purchase bonds on a when issued or delayed-delivery basis. Delivery of and payment for these bonds could take place a month or more after the date of the transaction. During this time, the value of the purchase commitment will fluctuate with the market for these bonds. However, when a Fund makes a commitment to purchase the bonds, the payment and interest terms of these issues are fixed. A Fund will make these commitments only with the intention of acquiring the bonds, but may sell those bonds before settlement date if the Advisor or Evergreen Investment Management Company ("Evergreen"), the subadvisor to the High Yield and Capital Markets Income Funds, believes that would benefit shareholders. When a Fund purchases bonds on a when issued or delayed-delivery basis, it will provide its custodian with enough cash or short-term investments to pay the purchase price of these bonds upon delivery. This policy ensures that when issued or delayed-delivery purchases will not be used as a form of borrowing to make investments.

     Tax-Exempt Obligations. The Tax-Free Income Fund, the New York Fund and the Pennsylvania Fund (collectively, the "Tax-Exempt Funds") may invest in municipal obligations that constitute "private activity bonds" under the Internal Revenue Code of 1986, as amended (the "Code") which may subject certain investors to a federal alternative minimum tax ("AMT"). The provisions of the Code relating to private activity bonds generally apply to bonds issued after August 15, 1986, with certain transitional rule exemptions. Private activity bonds are eligible for purchase by the Tax-Exempt Funds provided that the interest paid thereon qualifies as exempt from federal income taxes (and in the case of the New York and Pennsylvania Funds, New York State and City, and Pennsylvania, personal income taxes, respectively). It is the position of the SEC and the Funds that municipal obligations that generate income subject to the AMT should not be counted as tax-exempt for the purpose of determining whether 80% of a Fund's net assets are invested in tax-exempt obligations.

     Tax-exempt obligations held by the Tax-Exempt Funds generally will consist of investment grade municipal obligations with maturities of longer than one year. Long-term obligations normally are subject to greater market fluctuations as a result of changes in interest rates and market conditions than are short-term obligations. The two principal classifications of municipal obligations which may be held by the Tax-Exempt Funds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power in support of the payment of principal and interest. Revenue bonds are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Tax-exempt private activity bonds (including industrial development bonds) are in most cases revenue bonds and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds usually is related directly to the credit standing of the corporate user of the facility involved. In addition, the Tax-Exempt Funds may invest in short-term municipal obligations (commonly referred to as municipal notes). Municipal notes often are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include variable and floating rate demand obligations, tax anticipation notes, revenue anticipation notes, construction loan notes and bond anticipation notes.


     The Pennsylvania Fund will attempt to invest 100% of its assets in Pennsylvania obligations, and the New York Fund will attempt to invest 100% of its assets in New York obligations. Pennsylvania obligations and New York obligations are generally those the interest from which is exempt, in the opinion of the issuer's bond counsel, from Pennsylvania, and New York state and City, personal income taxes, respectively. As a matter of fundamental policy, the Pennsylvania and New York Funds, under normal market conditions, will invest at least 80% of their net assets in tax-exempt Pennsylvania obligations or New York obligations, respectively, in each case which are rated within the top four rating categories by a nationally recognized statistical rating organization or, if not rated, which, in the opinion of the Advisor, possess equivalent investment characteristics. The fourth grade is considered medium-grade and has speculative characteristics. The Pennsylvania Fund may invest up to 25% of its assets in securities rated at this fourth grade, and the New York Fund may invest without limitation in securities rated at this fourth grade. These bond ratings are described in Appendix A.


     During temporary defensive periods when, in the Advisor's opinion, suitable Pennsylvania or New York obligations are unavailable, or the Advisor anticipates an increase in interest rates, the Pennsylvania and New York Funds may invest not more than 20% of their assets in obligations, the interest on which is exempt only from federal income taxes (such as obligations issued by states other than Pennsylvania or New York, respectively) or is exempt only from Pennsylvania or New York personal income taxes, respectively (such as obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities). Moreover, under such conditions, all three Tax-Exempt Funds may make temporary investments in high-quality obligations, the interest on which is not exempt from either federal or any state personal income taxes. Such investments will consist of debt securities (including commercial paper) of issuers having, at the time of purchase, a quality rating within the two highest categories of either Standard & Poor's or Moody's, certificates of deposit, banker's acceptances, or repurchase agreements.

     Variable or Floating Rate Notes. The Tax-Exempt Funds may invest in variable or floating rate demand obligations, which are securities that provide for adjustment in their interest rates at intervals ranging from daily to up to one year based upon prevailing market rates for similar investments and an adjustment formula that is intended to maintain the market value of the security at par. These obligations normally have a stated maturity in excess of one year but permit the holder to demand repayment of principal plus payment of accrued interest at any time upon a specified number of days' notice. The Tax-Exempt Funds will have the right to receive repayment of principal and payment of accrued interest within seven days. Some notes may be rated by credit rating agencies but unrated notes purchased by the Funds, in the Advisor's opinion, will be of comparable quality at the time of purchase to instruments that are rated as high quality. Where necessary to ensure that an unrated note is of high quality, the Funds will require that the issuer's obligation to pay the principal of the note be backed by an unconditional domestic or foreign bank letter or line of credit, guarantee or commitment to lend. In such a case, the quality of the bank will be looked to for purposes of satisfying the Funds' quality standards. In addition, the Advisor will consider that foreign banks are not subject to the same regulations as are domestic banks and may be involved in different business activities and have different risks. Although there may be no active secondary market for a particular instrument, the Funds may, upon notice, exercise a note's demand feature or resell the note at any time to a third party. If a significant portion of a Fund's assets were invested in notes of a single issuer, however, the issuer's ability to meet the demand feature could affect that Fund's liquidity. Included in the variable and floating rate demand instruments that the Tax-Exempt Funds may purchase are participations in municipal obligations purchased from and owned by financial institutions, primarily banks, the interest on which, in the opinion of counsel to the issuer, is exempt from federal income taxes and in the case of the New York and Pennsylvania Funds, New York State and City, and Pennsylvania, personal income taxes, respectively. In determining average weighted portfolio maturity, an instrument will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

     Municipal Bond Insurance. Certain of the municipal obligations held in the portfolios of the Tax-Exempt Funds may be insured. Different types of such insurance include a "New Issue Insurance Policy", a "Mutual Fund Insurance Policy" or a "Secondary Market Insurance Policy".

     A New Issue Insurance Policy is obtained by the issuer of the securities, and all premiums for such a policy are paid in advance by the issuer. Such policies are generally used by an issuer to increase the credit rating of a lower-rated security, and therefore may increase both the purchase price and the subsequent resale value of a security for a Fund's portfolio. They are non-cancellable and continue in force as long as the securities are outstanding and the respective insurers remain in business. Premiums for issuer insurance are paid in advance by the issuer and are reflected in a somewhat higher purchase price paid by the Tax-Exempt Funds for these obligations. The creditworthiness of the issuer will be evaluated in order to determine its ability to meet its obligations to pay interest and repay principal. The insurance covers the event that the issuer defaults on an interest payment or principal repayment; if this occurs, the insurer will be notified and will make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. These insurance policies do not protect bondholders from adverse changes in interest rates.

     A Mutual Fund Insurance Policy is used to guarantee specific bonds only while owned by a mutual fund. If a Fund were to purchase such a policy, payment of the annual premiums would reduce such Fund's current yield. The Tax-Exempt Funds have no plans to purchase a Mutual Fund Insurance Policy at this time.

     A Secondary Market Insurance Policy is purchased by an investor subsequent to a security's issuance and generally insures a particular security for the remainder of its term. The Tax-Exempt Funds may purchase securities which already have been insured under a Secondary Market Insurance Policy by a prior investor, or such Funds may purchase such a policy from a vendor providing such a service.

     Other Matters Specific to the New York Fund. The New York Fund is a non-diversified series of the Company under the Investment Company Act of 1940, as amended (the "1940 Act"). Therefore, the New York Fund could invest all of its assets in securities of a single issuer. However, as the Fund intends to comply with Subchapter M of the Code, at least 50% of its total assets must be comprised of individual issues, each of which represents no more than 5% of such Fund's total assets and not more than 10% of the issuer's outstanding voting securities. Those issues which represent more than 5% of the New York Fund's total assets must be limited in the aggregate to 50% of such Fund's total assets, provided, however, that no more than 25% of the Fund's total assets may be invested in any one issuer. For these purposes, a security is considered to be issued by the governmental entity (or entities) whose assets or revenues back the security, or with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user. In accordance with SEC regulations, the guarantor of a guaranteed security may be considered to be an issuer in connection with such guarantee. Since investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio, the New York Fund is more susceptible to economic, political and regulatory developments and the change in value of any one security will affect the overall value of a non-diversified portfolio and thereby subject its net asset value per share to greater fluctuations.


     Because under normal conditions the New York Fund invests at least 80% of its assets in New York obligations, its net asset value is particularly sensitive to changes in the economic conditions and governmental policies of the State of New York. The New York economy suffered more than the nation as a whole during the recession, due to the September 11, 2001 devastation of downtown New York City and the importance of the finance and tourism industries to the New York economy. Only now are there signs of an economic turnaround. In every year, many uncertainties exist in the forecast of the national and New York economies. Two variables which stand out as being particularly vulnerable to financial market volatility, and which are closely associated with New York personal income tax receipts, are finance sector bonus income and capital gains realizations. There are several risks that could adversely affect the U.S. economic recovery or perhaps even derail it and put the nation back into recession. By far the greatest is the risk of another terrorist attack, or series of attacks, that could lead to a steep decline in consumer confidence and spending, as well as postponement of investment plans by businesses. The Advisor does not believe that the current economic conditions in New York will have a significant adverse effect on the Fund's ability to invest in high quality New York municipal bonds. See Appendix B - "Economic Conditions in New York" for additional information regarding these factors.


     A portfolio turnover rate of 100% or higher will result in higher transaction costs, which must be borne directly by the New York Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains, and possibly taxable interest income, representing accrued market discount. To the extent net short-term capital gains are realized, any distributions of such gains are considered ordinary income for federal income tax purposes.

     Other Matters Specific to the Pennsylvania Fund. The Pennsylvania Fund is registered as a non-diversified, open-end investment company under the 1940 Act. Therefore, the Pennsylvania Fund could invest all of its assets in securities of a single issuer. However, as the Pennsylvania Fund also intends to comply with Subchapter M of the Code, it must observe the same diversification restrictions set forth in the preceding section for the New York Fund. Since investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio, the Pennsylvania Fund is also more susceptible to economic, political and regulatory developments, and the change in value of any one security will affect the overall value of a non-diversified portfolio and thereby subject the Pennsylvania Fund's net asset value per share to greater fluctuations.

     Because the Pennsylvania Fund invests at least 80% of its assets in Pennsylvania obligations, its net asset value is particularly sensitive to changes in the economic conditions and governmental policies of the Commonwealth of Pennsylvania. See Appendix C - "Economic Conditions in Pennsylvania" for additional information regarding these factors.

     The Pennsylvania Fund's portfolio turnover rate generally will not exceed 100%. A portfolio turnover rate of 100% or higher will result in higher transaction costs, which must be borne directly by the Pennsylvania Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains, and possibly taxable interest income, representing accrued market discount. To the extent net short-term capital gains are realized, any distributions of such gains are considered ordinary income for federal income tax purposes.

     In addition, the Pennsylvania Fund does not intend to (i) invest in securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein, or (ii) invest in securities issued by companies which, together with any predecessor, have been in continuous operation for fewer than three years. The Pennsylvania Fund would seek to notify shareholders before changing any of these policies.

Considerations Applicable to the Flex Cap Opportunity Fund
----------------------------------------------------------


     Cash Position. In order to afford the Flex Cap Opportunity Fund the flexibility to take advantage of new opportunities for investments in accordance with its investment objective or to meet redemptions, it may, under normal circumstances, hold up to 15% of its total assets in money market instruments including, but not limited to, certificates of deposit, time deposits and bankers' acceptances issued by domestic bank and thrift institutions, U.S. Government securities, commercial paper and repurchase agreements. When the analysis of economic and technical market factors by the Advisor, suggests that common stock prices will decline sufficiently that a temporary defensive position is deemed advisable, the Fund may invest in high-grade senior securities or U.S. Government securities or retain cash or cash equivalents, all without limitation.


     Small Capitalization Investments. Certain companies in which the Flex Cap Opportunity Fund will invest may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets or may be companies providing products or services with a high unit volume growth rate. Investing in smaller, newer issuers generally involves greater risk than investing in larger, more established issuers. Such companies may have limited product lines, markets or financial resources and may lack management depth. Their securities may have limited marketability, and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.


     Repurchase Agreements. Like the other Funds, the Flex Cap Opportunity Fund may invest in repurchase agreements. Repurchase agreements the Fund will enter into will usually be for periods of one week or less, and the value of the underlying securities, including accrued interest, will be at least equal at all times to the total amount of the repurchase obligation, including interest. The Fund bears the same risk of loss in the event that the other party to a repurchase agreement declares bankruptcy or defaults on its obligations that is discussed on page [4] of this Statement of Additional Information. The Advisor reviews the creditworthiness of the banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.


     Warrants and Rights. The Flex Cap Opportunity Fund may invest in securities convertible into or exchangeable for equity securities including warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. Warrants are freely transferable and are traded on the major securities exchanges.

     Portfolio Depositary Receipts. To the extent otherwise consistent with its investment policies and applicable law, the Flex Cap Opportunity Fund may invest up to 5% of its total assets in Portfolio Depositary Receipts, which are exchange-traded shares issued by investment companies, typically unit investment trusts, holding portfolios of common stocks designed to replicate and, therefore, track the performance of various broad securities indexes or sectors of such indexes. For example, the Fund may invest in Standard & Poor's Depositary Receipts(R) (SPDRs), issued by a unit investment trust whose portfolio tracks the S&P 500 Composite Stock Price Index, or Standard & Poor's MidCap 400 Depositary Receipts(R) (MidCap SPDRs), similarly linked to the S&P MidCap 400 Index.

     Foreign Securities. The Flex Cap Opportunity Fund may invest up to 20% of the value of its total assets in foreign securities (not including American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") or U.S. dollar denominated securities of foreign issuers). Foreign securities investments may be affected by changes in currency, rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Fund by domestic corporations. There may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than commissions in the United States. Foreign securities markets may also be less liquid, more volatile and subject to less government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign bank or a foreign branch of a domestic bank.

     The Flex Cap Opportunity Fund may purchase ADRs, ADSs or U.S. dollar-denominated securities of foreign issuers which are not subject to the 20% foreign securities limitation. ADRs and ADSs are traded in U.S. securities markets and represent the securities of foreign issuers. While ADRs and ADSs may not necessarily be denominated in the same currency as the foreign securities they represent, many of the risks associated with foreign securities may also apply to ADRs and ADSs.

     Borrowing. The Flex Cap Opportunity Fund may borrow money from banks and use it to purchase additional securities. This borrowing is known as leveraging. Leveraging increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the cost of borrowing, including interest paid on the borrowing, the net asset value of the Flex Cap Opportunity Fund's shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest) of borrowings, or if there are losses, the net asset value of the Flex Cap Opportunity Fund's shares will decrease faster than would otherwise be the case. The Flex Cap Opportunity Fund may also borrow from banks for temporary or emergency purposes. The Fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If such asset coverage should decline below 300% as a result of market fluctuations or other reasons, the Flex Cap Opportunity Fund may be required to sell some of its portfolio holdings within three business days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Considerations and Risks Applicable to the International Equity Fund, and to a Lesser Extent to the Capital Markets Income Fund
------------------------------------------------

     Foreign Currency Transactions. The value of the assets of the International Equity Fund, and the portion of the Capital Markets Income Fund investing in foreign securities, as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and these Funds may incur costs in connection with conversions between various currencies.

     The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through the use of forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation by a Fund to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged at any stage for trades. Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Funds' portfolio securities or prevent loss if the prices of such securities should decline.

     The International Equity and Capital Markets Income Funds may enter into forward foreign currency exchange contracts only under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. The Fund will then enter into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying securities transactions; in this manner the Fund will be better able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the securities are purchased or sold and the date on which payment is made or received.

     Second, when the Advisor, INVESCO Global Asset Management (N.A.), Inc., the International Equity Fund's subadvisor ("INVESCO") or Evergreen believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved generally will not be possible since the future value of those securities may change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Advisor does not intend to enter into such forward contracts under this second circumstance on a regular or continuous basis. The Funds will not enter into such forward contracts or maintain a net exposure to such contracts when the consummation of the contracts would obligate the Funds to deliver an amount of foreign currency in excess of the value of the Funds' securities or other assets denominated in that currency. The Advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interest of the Funds. The Funds' custodian bank segregates cash or equity or debt securities in an amount not less than the value of the Funds' total assets committed to forward foreign currency exchange contracts entered into under the second circumstance. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the Funds' commitments with respect to such contracts. Under normal circumstances, the Funds expect that any appreciation (depreciation) on such forward exchange contracts will be offset approximately by the (depreciation) appreciation in translation of the underlying foreign investment arising from fluctuations in foreign currency exchange rates.

     The Funds will experience the unrealized appreciation or depreciation from the fluctuation in a foreign currency forward contract as an increase or decrease in the Funds' net assets on a daily basis, thereby providing an appropriate measure of the Funds' financial position and changes in financial position.

Foreign Securities for Funds other than the International Equity and Capital Markets Income Funds
--------------------
     Before foreign securities are purchased for Funds other than the International Equity and Capital Markets Income Funds, the differences between them and U.S. securities are considered. This includes possible differences in taxation, regulation, trading volume and currency controls, the possibility of expropriation and lack of uniform accounting and reporting standards. While there may be investment opportunities in foreign securities, there also may be investment risks not usually associated with U.S. securities.

                            INVESTMENT RESTRICTIONS

     The Company. Certain By-Laws of the Company, which may be changed only by a shareholder vote, prohibit the purchase by any Fund other than the Flex Cap Opportunity Fund of the securities of any company not in operation continuously for at least three years (including any predecessor company) and, except for U.S. Government Securities and obligations of the government of Canada, forbid the purchase of the securities of any one issuer, if the market value of such securities exceeds 5% of the total market value of all of the Company's securities and cash.


     The Company's Board of Directors has also adopted a policy under which each of the Common Stock Fund, Balanced Fund, Mid Cap Growth Fund, Core Mid
Cap Fund, Capital Markets Income Fund and Bond Fund cannot purchase securities of any one issuer (other then securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including the mortgage-backed securities described in the Prospectus in the section on the Government Securities Fund on page [27]), if the market value of such securities exceeds 5% of the total market value of each such Fund's securities and cash.


     It is also a fundamental policy of the Company and the Pennsylvania Fund that they may not borrow money, except as otherwise described above for the Flex Cap Opportunity Fund and except, for all Funds, from banks in an amount up to 5% of a Fund's total assets for temporary or emergency purposes or to meet redemption requests which might otherwise require the untimely disposition of securities, and it may not purchase securities on margin. Also, the Company may not lend its cash or securities, may not deal in real estate, may not act as underwriter of securities issued by others, and may not purchase from or sell to any officer, director or employee of the Company, the Advisor, a subadvisor or underwriter, or any of their officers or directors, any securities other than shares of the Company's capital stock. None of the Funds may invest in oil, gas or other mineral exploration or development programs or leases. None of the Funds, except for the Flex Cap Opportunity Fund, are able to invest more than 5% of its net assets in warrants valued at the lower of cost or market, or more than 2% of its net assets in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.

     The Company's By-Laws also prohibit the purchase or retention of the securities of any one issuer if officers and directors of the Company, its Advisor or underwriter owning individually more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer.

     The Company may not purchase more than 10% of the voting securities of any issuer. The Company may not invest in companies for purposes of exercising control or management and, except to the extent described above for the Flex Cap Opportunity Fund, the High Yield Fund, the Capital Markets Income Fund and the Bond Fund, may not invest in any securities of any issuer which the Company is restricted from selling to the public without registration under the Securities Act. It also may not purchase for any Fund securities of any issuer beyond a market value of 5% of such Fund's net assets, except for the Growth Index Fund and the Flex Cap Opportunity Fund, and may not invest in securities which are not readily marketable, except to the extent described above for the High Yield Fund, the Capital Markets Income Fund and the Flex Cap Opportunity Fund. The Company may not make short sales of securities.

     Although not a fundamental policy, so long as the Common Stock Fund is used as the underlying investment vehicle for a National Life separate account, it is the view of management that its investment policies will be affected by insurance laws of certain states, principally New York, which, among other things, may limit most of the Common Stock Fund's investment in common stocks to the common stocks of listed companies meeting certain earnings tests. These essentially are qualitative limitations imposed upon the investments of life insurance companies in order to reduce the risk of loss.

     It is a nonfundamental policy of Small Company Fund that it will not change its policy of investing, under normal circumstances, at least 80% of its assets in small companies, unless the Fund provides its shareholders with 60 days prior written notice of such change.

     It is a nonfundamental policy of Mid Cap Growth Fund that it will not change its policy of investing, under normal circumstances, at least 80% of its assets in mid cap companies, unless the Fund provides its shareholders with 60 days prior written notice of such change.


     It is a nonfundamental policy of Core Mid Cap Fund that it will not change its policy of investing, under normal circumstances, at least 80% of its assets in mid cap companies, unless the Fund provides its shareholders with 60 days prior written notice of such change.


     It is a nonfundamental policy of Common Stock Fund that it will not change its policy of investing, under normal circumstances, at least 80% of its assets in common stock, unless the Fund provides its shareholders with 60 days prior written notice of such change.

     It is a nonfundamental policy of High Yield Fund that it will not change its policy of investing, under normal circumstances, at least 80% of its assets in high yield bonds, unless the Fund provides its shareholders with 60 days prior written notice of such change.

     It is a nonfundamental policy of Bond Fund that it will not change its policy of investing, under normal circumstances, at least 80% of its assets in bonds, unless the Fund provides its shareholders with 60 days prior written notice of such change.

     It is a nonfundamental policy of Government Securities Fund that it will not change its policy of investing, under normal circumstances, at least 80% of its assets in government securities, unless the Fund provides its shareholders with 60 days prior written notice of such change.

     It is a nonfundamental policy of Short Maturity Government Fund that it will not change its policy of investing, under normal circumstances, at least 80% of its assets in short maturity government securities, unless the Fund provides its shareholders with 60 days prior written notice of such change.

     It is a nonfundamental policy of the Money Market Fund that it will not change its policy of investing, under normal circumstances, at least 80% of its assets in U.S. Treasury securities, unless the Fund provides its shareholders with 60 days prior written notice of such change.

     Restrictions and policies established by resolution of the directors may be changed by the Board, with any material changes to be reported to shareholders. The securities of foreign companies or governments may be selected as being suitable for one or more of the Funds.

     The Pennsylvania Fund. The following investment limitations are applicable to the Pennsylvania Fund, and may not be changed without a vote of the Pennsylvania Fund's shareholders.

     The Pennsylvania Fund may not:

     1. Purchase or sell real estate, except that the Fund may invest in municipal obligations which are secured by real estate or interests therein.

     2. Make loans, except that the Fund may purchase or hold debt instruments and enter into repurchase agreements pursuant to its investment objective and policies.

     3. Underwrite the securities of other issuers, except to the extent that the acquisition or disposition of municipal obligations or other securities directly from the issuer thereof in accordance with the Fund's investment objective and policies might be deemed to be an underwriting.

     4. Purchase securities of companies for the purpose of exercising control.

     5. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     6. Purchase securities on margin, make short sales of securities or maintain a short position, provided that the Fund may enter into futures contracts.

     7. Issue senior securities except insofar as borrowing in accordance with the Fund's investment objective and policies might be considered to result in the issuance of a senior security; provided that the Fund may enter into futures contracts.

     8. Invest in or sell interests in oil, gas or other mineral exploration development programs.

     9. Invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operations.

     The above investment limitations are considered at the time that portfolio securities are purchased.

     If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of the restriction.

     In order to permit the sale of Pennsylvania Fund shares in certain states, the Pennsylvania Fund may make commitments more restrictive than the investment policies and limitations described above. Should the Pennsylvania Fund determine that any such commitment is no longer in the best interests of the Fund, it will revoke the commitment by terminating sales of its shares in the state involved.


                            MANAGEMENT OF THE FUNDS


     Management is made up of (i) the Company's Board of Directors and the Pennsylvania Fund's Board of Trustees (together, the "Boards"), which consist of the same eleven individuals (the "Directors/Trustees") and which are responsible for the Funds' operations; (ii) the officers of the Company and the Pennsylvania Funds, who are responsible to the Boards; and (iii) the Advisor which, under agreements with the Company and the Pennsylvania Fund, supervises and assists in the management of the Funds and the purchase and sale of securities. In addition, the Advisor has retained the services of INVESCO with respect to the International Equity Fund, and Evergreen with respect to the High Yield Fund and the Capital Markets Income Fund. See the "The Investment Advisor", below.

     During the fiscal year ended November 30, 2004, the Audit, Compliance and Pricing Committee (the "Audit Committee") of each Board of Directors/Trustees, which is each comprised of four non-interested Directors/Trustees, held five meetings. Each Audit Committee reviews reports by management and the independent auditor relating to the integrity of the Funds' financial reporting process and their internal controls, and, as appropriate, the internal controls of certain service companies; is directly responsible for the appointment, compensation, retention and oversight of the Funds' independent auditor; oversees the quality, clarity and objectivity of the Funds' financial statements and the independent audit thereof; provides an avenue of communication among the Boards, management, and the independent auditor; acts as a liaison between the Boards and the Chief Compliance Officer of the Funds (the "CCO"), and monitors the performance by the CCO of the CCO's responsibilities under the procedures approved by the Boards pursuant to Rule 38a-1 under the Investment Company Act; oversees the procedures utilized for the valuation of portfolio securities owned by the Funds; and oversees the conflicts review process. The Boards have adopted a written charter for the Audit Committee of each Board.

     The Governance, Contracts and Nominating Committee (the "Governance Committee") of each Board held three meetings during the fiscal year ended November 30, 2004. With respect to governance matters, each Governance Committee reviews board governance practices and procedures, board committee assignments and responsibilities, director compensation and director self-assessment. With respect to nominations of independent directors, each Governance Committee reviews the composition of the Boards, considers nominations for independent director membership on the Boards and evaluates candidates' qualifications for Board membership and their independence from the Funds' investment advisers and other principal service providers. When considering nominations, each Committee may consider referrals from a variety of sources, including current directors, management of the Funds, the Funds' legal counsel and shareholders who submit nominations in accordance with any procedures specified in the Funds' communications to shareholders. In its evaluation of potential nominees, each Governance Committee may consider such factors as it deems appropriate, including the contribution that the person can make to the Boards, with consideration being given to the person's business and professional experience, the specific financial, technical or other expertise possessed by the person and the person's reputation for high ethical standards and personal and professional integrity. Independent director nominee recommendations from shareholders should be sent to the Secretary of the Company or the Pennsylvania Fund, as applicable. With respect to contract matters, each Governance Committee requests information regarding, and evaluates the terms of, the advisory agreements (including any subadvisory agreements), administrative services agreements, distribution agreements and related distribution plans pursuant to Rule 12b-1 relating to the Funds; monitors the performance of the advisers to the Funds (including any subadvisers), the distributor, and the administrative services providers.


     Biographical Information. Certain biographical and other information relating to the non-interested Directors/Trustees of the Funds is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Advisor and its affiliates and other public directorships.




                               Position(s)           Term of                                           Number of
                              Held with the      Office* and Length    Principal Occupation(s)          Funds            Public
Name, Address and Age            Funds            of Time Served       During Past Five Years          Overseen       Directorships
-------------------------    ----------------   -----------------    ------------------------------   -------------   -------------
John D. Feerick (  )         Director/Trustee    Director/Trustee    Fordham University School        2 registered    Wyeth -
140 West 62nd Street                             since 1984          of Law - Dean, 1982 to           investment      Director,
New York, New York                                                   present; Trustee - New York      companies       1987 to
10023                                                                Medical College, 2000 to         consisting of   present
                                                                     present; GHI Director, 1999      17 portfolios
                                                                     to present; American
                                                                     Arbitration Association -
                                                                     Former Director and Chair

Richard I. Johannesen, Jr.   Director/Trustee    Director/Trustee    Retired; Former Vice             2 registered    None
(  )                                             since 1994          President and Manager - Bond     investment
87 Whitney Lane                                                      Market Research Department,      companies
Stowe, Vermont  05672                                                Salomon Brothers Inc.            consisting of
                                                                                                      17 portfolios

Keniston P. Merrill (  )     Director/Trustee    Director/Trustee    Retired; Former Chairman of      2 registered    None
Brainstorm Farm,                                 since 1987          the Board of the Company,        investment
P.O. Box 404                                                         1990 to 1997; Chairman of the    companies
Randolph, Vermont 05060                                              Board of the Pennsylvania        consisting of
                                                                     Fund, 1990 to 1997; Sentinel     17 portfolios
                                                                     Advisors Company - Chairman
                                                                     and Chief Executive Officer,
                                                                     1993 to 1997; American
                                                                     Guaranty & Trust Company
                                                                     - Director, 1993 to 1997



                                      20



                               Position(s)           Term of                                           Number of
                              Held with the      Office* and Length    Principal Occupation(s)          Funds            Public
Name, Address and Age            Funds            of Time Served       During Past Five Years          Overseen       Directorships
-------------------------    ----------------   -----------------    ------------------------------   -------------   -------------
Deborah G. Miller (  )       Director/Trustee    Director/Trustee    Enterprise Catalyst Group -      2 registered    Libbey Inc.-
1117 Hamilton Avenue                             since 1995          Chief Executive Officer,         investment      Director,
Palo Alto, California  94301                                         1999 to present                  companies       2003 to
                                                                                                      consisting of   present
                                                                                                      17 portfolios

John Raisian, Ph.D. (  )     Director/Trustee    Director/Trustee    Director and Senior Fellow -     2 registered    None
Hoover Institution,                              since 1996          Hoover Institution (academic     investment
Stanford University                                                  institution), 1991 to present;   companies
Serra and Galvey Streets                                             Director, Stanford Faculty       consisting of
Stanford, California                                                 Club, 1994 to present; Member    17 portfolios
94305-6010                                                           of the Editorial Board, Journal
                                                                     of Labor Research, 1983 to
                                                                     present; Member, American
                                                                     Economic Association, World
                                                                     Affairs Council, Council of
                                                                     Foreign Relations, National
                                                                     Association of Scholars

Nancy L. Rose (  )           Director/Trustee    Director/Trustee    Massachusetts Institute of       2 registered    Charles River
MIT Department of Economics,                     since 2003          Technology - Professor of        investment      Associates,
50 Memorial Drive, Cambridge,                                        Economics, 1985 to present;      companies       Inc. -
Massachusetts 02142-1347                                             National Bureau of Economic      consisting of   Director,
                                                                     Research - Director of           17 portfolios   2004 to
                                                                     Industrial Organization                          present
                                                                     Research Program, 1990 to
                                                                     present



                                      21



                               Position(s)           Term of                                           Number of
                              Held with the      Office* and Length    Principal Occupation(s)          Funds            Public
Name, Address and Age            Funds            of Time Served       During Past Five Years          Overseen       Directorships
-------------------------    ----------------   -----------------    ------------------------------   -------------   -------------
Richard H. Showalter, Jr.    Director/Trustee    Director/Trustee    Dartmouth-Hitchcock Alliance     2 registered    None
(  )                                             since 2003          and Mary Hitchcock Memorial      investment
Dartmouth-Hitchcock Medical                                          Hospital - Senior Vice           companies
Center, One Medical Center                                           President and Chief Financial    consisting of
Drive, Lebanon, New Hampshire                                        Officer, 1985 to present;        17 portfolios
03756                                                                Dartmouth-Hitchcock Clinic -
                                                                     Senior Vice president and
                                                                     Chief Financial Officer, 1999
                                                                     to present; Dartmouth
                                                                     Hitchcock Medical Center,
                                                                     Treasurer, 1995 to present

Susan M. Sterne (  )(**)     Director/Trustee    Director/Trustee    Economic Analysis Associates,    2 registered    None
5 Glen Court                                     since 1990          Inc. - President and Chief       investment
Greenwich, Connecticut                                               Economist, 1979 to present       companies
06830-4505                                                                                            consisting of
                                                                                                      17 portfolios

Angela E. Vallot (  )        Director/Trustee    Director/Trustee    Angela Vallot Management         2 registered    None
370 Riverside Drive,                             since 1996          Consulting, 2003 to present;     investment
Apt. 15E                                                             Colgate-Palmolive Company -      companies
New York, NY  10025                                                  Vice President - Global          consisting of
                                                                     Workplace Initiatives, 2001      17 portfolios
                                                                     to 2003; Texaco, Inc.
                                                                     (major oil company) -
                                                                     Director of Stakeholder
                                                                     Relations, 1997 to 2001;
                                                                     Arent Fox Kintner Plotkin &
                                                                     Kahn (law firm) - Lawyer,
                                                                     1990 to 1997; Trustee,
                                                                     District of Columbia
                                                                     Retirement Board; Member of
                                                                     the Steering Committee of the
                                                                     NAACP Legal Defense Fund


------------------------
(*) Each Director/Trustee serves until his or her successor is elected and qualified, until the March meeting of the Boards after such Director/Trustee attains age 72, or until his or her death, resignation, or removal as provided in the Funds' by-laws, charters or by statute.
(**) Ms. Sterne's son is married to the daughter of Mr. Grab, the Vice President of the Funds.



Certain biographical and other information relating to the Directors/Trustees who are officers and "interested persons" of the Funds as defined in the Investment Company Act (the "interested persons") and to the other officers of the Funds is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of Funds overseen and public directorships held.



                               Position(s)           Term of                                           Number of
                              Held with the      Office* and Length    Principal Occupation(s)          Funds            Public
Name, Address and Age            Funds            of Time Served       During Past Five Years          Overseen       Directorships
-------------------------    ----------------   -----------------    ------------------------------   -------------   -------------


Thomas H. MacLeay (  )       Chairman and        Chairman and        National Life - Chairman and     2 registered    None
National Life Drive          Director/Trustee    Director/Trustee    Chief Executive Officer, 2003    investment
Montpelier, Vermont                              since 2003          to present; Interim Chairman     companies
05604                                                                and Chief Executive Officer,     consisting of
                                                                     2002 to 2003; President,         17 portfolios
                                                                     1996-2001

Kenneth R. Ehinger (   )     President           President since     Equity Services, Inc. -          2 registered    None
National Life Drive                              2003                Chairman and Chief Executive     investment
Montpelier, Vermont                                                  Officer, 2003 to present,        companies
05604                                                                President and Chief Operating    consisting of 17
                                                                     Officer, 19 to 2003; Sentinel    portfolios
                                                                     Administrative Services
                                                                     Company - Chief Executive
                                                                     Officer, 2003 to present,
                                                                     President, 19 to 2003

John M. Grab, Jr., C.P.A.    Vice President and  Vice President      Sentinel Management Company -    2 registered    None
(  )                         Chief Financial     since 1988+, Chief  Senior Vice President, 1993 to   investment
National Life Drive          Officer             Financial Officer   present; Sentinel Administrative companies
Montpelier, Vermont                              since 2003          Service Company - Senior Vice    consisting of 17
05604                                                                President, 1993 to present;ESI   portfolios
                                                                     - Senior Vice President and
                                                                     Chief Financial Officer, 1988
                                                                     to present; American Institute
                                                                     of Certified Public Accountants;
                                                                     The Vermont Society of Certified
                                                                     Public Accountants

Thomas P. Malone (  )        Vice President and  Vice President      Sentinel Administrative Service  2 registered    None
National Life Drive          Treasurer           since 1997          Company - Vice President, 1997   investment
Montpelier, Vermont                              and Treasurer since to present; Assistant Vice       companies
05604                                            1997+               President, 1990 to 1997;         consisting of
                                                                     Sentinel Group Funds, Inc.       17 portfolios
                                                                     - Vice President & Treasurer,
                                                                     1997 to present; Assistant Vice
                                                                     President, 1990 to 1997

John K. Landy                Vice President      Vice President      Sentinel Administrative Service  2 registered    None
(  ) National Life Drive                         since 2002+         Company - Vice President, 1997   investment
Montpelier, Vermont                                                  to present.                      companies
05604                                                                                                 consisting of
                                                                                                      17 portfolios



                                      23



                               Position(s)           Term of                                           Number of
                              Held with the      Office* and Length    Principal Occupation(s)          Funds            Public
Name, Address and Age            Funds            of Time Served       During Past Five Years          Overseen       Directorships
-------------------------    ----------------   -----------------    ------------------------------   -------------   -------------
Scott G. Wheeler             Assistant Vice      Assistant Vice      Sentinel Administrative Service  2 registered    None
(  ) National Life Drive     President and       President and       Company - Assistant Vice         investment
Montpelier, Vermont          Assistant           Assistant           President, 1998 to present       companies
05604                        Treasurer           Treasurer                                            consisting of
                                                 since 1998(+)                                        17 portfolios

D. Russell Morgan (  )       Chief               Chief               Sentinel Group Funds, Inc.,      2 registered    None
National Life Drive          Compliance          Compliance          Sentinel Pennsylvania Tax-Free   investment
Montpelier, Vermont  05604   Officer and         Officer since       Trust, Sentinel Variable         companies
                             Secretary           2004;               Products Trust, Sentinel         consisting of
                                                 Secretary           Advisors Company, NL Capital     17 portfolios
                                                 since 1988(+)       Management, Inc. and National
                                                                     Life variable products separate
                                                                     accounts - Chief Compliance
                                                                     Officer, 2004 to present;
                                                                     National Life - Assistant
                                                                     General Counsel, 2001 to 2004,
                                                                     Senior Counsel, 2000 to 2001
                                                                     and Counsel, 1994 to 2000;
                                                                     ESI - Counsel, 1986 to present;
                                                                     Sentinel Advisors Company,
                                                                     Sentinel Financial Services
                                                                     Company, Sentinel
                                                                     Administrative Service
                                                                     Company - Counsel, 1993 to 2004



---------------------
(+)  Elected by and serves at the pleasure of the Boards of the Funds.
(++) Each Director/Trustee serves until his or her successor is elected and qualified, until the March meeting of the Boards after he or she attains age 72, or until his or her death, resignation, or removal as provided in the Funds' by-laws, charters or by statute.




          Thomas H. MacLeay, the Chairman of the Funds, is also an interested person of the Funds because he is also Chief Executive Officer of National Life. Kenneth R. Ehinger, John M. Grab, Jr., Thomas P. Malone, John K. Landy, Scott G. Wheeler, and D. Russell Morgan, President, the Vice President and Chief Financial Officer, Vice President and Treasurer, Vice President, Assistant Vice President and Assistant Treasurer, and Secretary of the Funds, respectively, also hold the positions with the affiliates of the Advisor shown above.


          The officers and Directors/Trustees of the Funds who are employees of National Life or its subsidiaries do not receive any compensation from the Funds. The Company pays to each director who is not an affiliate of the Advisor an annual fee of $18,000 plus $2,250 for each meeting of the Board of Directors attended by the director, and the Pennsylvania Fund pays to each such trustee an annual fee of $2,500 plus $200 for each meeting of the Board of Trustees attended by such trustee. If the Audit Committee holds a meeting on a day on which there is not a meeting of the full Board, the Company will pay each member of the Audit Committee who attends the meeting an additional $500. The Company and the Pennsylvania Fund also reimburse Directors/Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The aggregate amount paid, including expense reimbursements, by the Funds during the fiscal year ended November 30, 2004 to the officers and Directors/Trustees of the Funds as a group was $[ ].

          The following table sets forth for the fiscal year ended November 30, 2004 compensation paid by the Company and by the Pennsylvania Fund to the non-interested Directors/Trustees of the Funds:





                                                                            Pension or         Pension or          Total
                                                      Aggregate             Retirement         Retirement          Compensation
                                                      Compensation          Benefits           Benefits            from Fund
Name of                          Aggregate            From                  Accrued as         Accrued as          and Sentinel
Director/                        Compensation         Pennsylvania          Part of Fund       Part of Trust       Pennsylvania
Trustee                          from Company*        Tax-Free Trust*       Expense            Expense             Tax-Free Trust
-------                          -------------        ---------------       -------            -------             --------------
Richard J. Borda(**)
John D. Feerick
Richard I. Johannesen
Keniston P. Merrill
Deborah G. Miller
John Raisian
Nancy L. Rose
Richard H. Showalter, Jr.
Susan M. Sterne
Angela E. Vallot


     (*)As of November 30, 2004, the total amount of deferred compensation (including interest) payable to or accrued for Ms. Miller is $[ ], for Mr. Raisian is $[ ], and for Ms. Vallot is $[ ].
     (**) Retired from the Board effective March 31, 2004.

     Share Ownership. Information relating to each Director's/Trustee's share ownership in the Funds as of March 1, 2004 is set forth in the chart below. The dollar ranges are as follows:



     A. None
     B. $1 to $10,000
     C. $10,001 to $50,000
     D. $50,001 to $100,000
     E. over $100,000


          For purposes of the chart below, the Funds are designated as follows


     CS  -  Common Stock Fund                       BD  -  Bond Fund
     BL  -  Balanced Fund                           GS  -  Government Securities fund
     MC  -  Mid Cap Growth Fund                     SM  -  Short Maturity Government Fund
     SC  -  Small Company Fund                      MM  -  U.S. Treasury Money Market Fund
     GI  -  Growth Index Fund                       TF  -  Tax-Free Income Fund
     FC  -  Flex Cap Opportunity Fund               NY  -  New York Fund
     WO  -  International Equity Fund               PA  -  Pennsylvania Fund
     HY  -  High Yield Fund
     CM  -  Capital Markets Income Fund



                                                      Aggregate Dollar                 Aggregate Dollar Range
                                                     Range of Equity in              of Securities in All of the
       Name                                              each Fund                              Funds
       ------------------------------------        -----------------------           ---------------------------

       Interested Director/Trustee:

         Thomas H. MacLeay(*)


       Non-Interested Directors/Trustee:
         John D. Feerick



         Richard I. Johannesen, Jr.


         Keniston P. Merrill


         Deborah G. Miller(**)
         John Raisian(**)
         Nancy L. Rose
         Richard H. Showalter
         Susan M. Sterne
         Angela E. Vallot(**)






     (*)Has indirect ownership position in the Funds through National Life Insurance Company's 401k and deferred compensation plans, not included in the above.

     (**)Effective January, 2002, these Directors/Trustees began indirectly investing in the Funds through the Funds' newly implemented Deferred Compensation Plan for Directors/Trustees.


     Codes of Ethics The Boards of the Funds have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that covers the Funds, and the Advisor and the Distributor have each adopted a Code of Ethics under Rule 17j-1. The Codes of Ethics establish procedures for personal investing and restricts certain transactions. Employees subject to the Codes of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Funds.

                            PRINCIPAL SHAREHOLDERS


     As of February [ ], 2005, the Company's and the Pennsylvania Fund's Directors/Trustees and officers as a group owned less than 1% of the outstanding shares of each Fund. As of December 31, 2004, [none of the non-interested Directors/Trustees of the Funds nor any of their immediate family members owned beneficially or of record any securities in Advisor, SFSC or any of their affiliates]. In addition, as of such date, National Life and its affiliates, each of whose address is National Life Drive, Montpelier, Vermont 05604, except for American Guaranty & Trust Company, whose address is 220 Continental Drive, Newark, Delaware 19713 owned of record and/or beneficially [ ] shares amounting to [ ]% of the outstanding shares of the Company ([ ]% of the voting power) which included [ ] shares of the Common Stock Fund amounting to [ ]% of such Fund, [ ] shares of the Balanced Fund amounting to [ ]% of such Fund, [ ] shares of the Mid Cap Growth Fund amounting to [ ]% of such Fund, [ ] shares of the Small Company Fund amounting to [ ]% of such Fund, [ ] shares of the International Fund amounting to [ ]% of such Fund, [ ] shares of the High Yield Fund amounting to [ ]% of such Fund, [ ] shares of the Bond Fund amounting to [ ]% of such Fund, [ ] shares of the Government Securities Fund amounting to [ ]% of such Fund, [ ] shares of Short Maturity Fund amounting to [ ]% of such Fund, [ ] shares of the Money Market Fund amounting to [ ]% of such Fund, [ ] shares of the Tax-Free Income Fund amounting to [ ]% of such Fund, [ ] shares of the New York Fund amounting to [ ]% of such Fund, [ ] shares of the Flex Cap Opportunity Fund amounting to [ ]% of such Fund, [ ] shares of the Capital Markets Income Fund amounting to
[ ]% of such Fund, and [ ] shares of the Growth Index Fund amounting to [ ]% of such Fund. National Life and its affiliates also owned [ ] shares of the Pennsylvania Fund amounting to [ ]% of the outstanding shares on such date.

     As of Feburary [ ], 2005, none of the approximately [ ] shareholders owns as much as 5% of the voting stock of any Fund except National Life and its affiliates, and except for the following shareholders of the [ ] Fund: [ ], [ ] shares amounting to [ ]% of the class, and [ ], [ ] shares amounting to [ ]% of the class.

     In the case of the, the ownership by National Life and its affiliates may be deemed to be a controlling interest in the Fund. As a result, on matters in which these Funds vote separately as a class, it may be difficult for the other shareholders to adopt resolutions opposed by National Life, or to defeat proposed resolutions supported by National Life. National Life is organized under the laws of the State of Vermont.



                            THE INVESTMENT ADVISOR

     The Advisor provides general supervision of the Funds' investments as well as certain administrative and related services. The Advisor is a Vermont general partnership, the general partners of which are affiliates of National Life and Penn Mutual. National Life's affiliates are the majority partners of the Advisor. SFSC, Sentinel Administrative Service Company and Sentinel Management Company are all also Vermont general partnerships of which the general partners are affiliates of National Life and Penn Mutual, with National Life being the majority partner in each case.


     As compensation in full for services rendered under its advisory agreement applicable to all Funds other than the High Yield Fund, the Growth Index Fund, the Flex Cap Opportunity Fund and the Capital Markets Income Fund, the Company will pay to the Advisor a monthly fee determined as follows: (1) With respect to the Small Company, Mid Cap Growth, International Equity and Balanced Funds: 0.70% per annum on the first $200 million of aggregate average daily net assets of such funds; 0.65% per annum on the next $100 million of such assets; 0.60% per annum on the next $100 million of such assets; and 0.55% per annum on such assets in excess of $400 million. (2) With respect to the Common Stock Fund:

0.55% per annum on the aggregate average daily net assets of the Fund. (3) With respect to the Bond, New York, Tax-Free Income, Government Securities and Short Maturity Government Funds: 0.55% per annum on the first $200 million of aggregate average daily net assets of such funds in the aggregate; 0.50% per annum on the next $200 million of such assets; and 0.45% per annum on such assets in excess of $400 million. (4) With respect to the Money Market Fund:
0.40% per annum on the first $300 million of aggregate average daily net assets; and 0.35% per annum on such assets in excess of $300 million. Under a separate advisory agreement with the High Yield Fund, the Advisor receives from the High Yield Fund a fee based on the average daily value of the net assets of the High Yield Fund in accordance with the following schedule: 0.75% per annum on the first $100 million of average daily net assets of the High Yield Fund; 0.70% per annum on the next $100 million of such assets; 0.65% per annum on the next $100 million of such assets; and 0.60% per annum on such assets in excess of $300 million. Under a separate advisory agreement with the Growth Index Fund, the Advisor receives from the Growth Index Fund a fee based on the average daily value of the net assets of the Growth Index Fund equal to 0.30% per annum on such average daily net assets. Under a separate advisory agreement with the Flex Cap Opportunity Fund, which agreement was amended effective January 1, 2004 to reduce the investment advisory fee schedule from 0.90% of the first $500 million of average daily net assets of the Fund, 0.85% of the next $250 million of such average daily net assets, and 0.80% of such average daily net assets in excess of $750 million, the Advisor now receives from the Flex Cap Opportunity Fund a fee based on the average daily value of the net assets of the Flex Cap Opportunity Fund equal to 0.75% per annum on the first $500 million of such average daily net assets, and 0.70% per annum on such assets in excess of $500 million. Under a separate advisory agreement with the Capital Markets Income Fund, the Advisor receives from the Capital Markets Income Fund a fee based on the average daily value of the net assets of the Capital Markets Income Fund equal to 0.60% per annum on such average daily net assets. Under a separate advisory agreement with the Core Mid Cap Fund, the Advisor receives from the Core Mid Cap Fund a fee based on the average daily value of the net assets of the Core Mid Cap Fund equal to 0.75% per annum on the first $500 million of such average daily net assets, and 0.70% per annum on such assets in excess of $500 million. Before waivers of advisory fees, for the fiscal year ended November 30, 2004, such fees aggregated $[ ], for the fiscal year ended November 30, 2003, such fees aggregated $16,678,992 and for the fiscal year ended November 30, 2002, such fees aggregated $14,911,582. Of the above advisory fees, $[ ] were waived in the fiscal year ended November 30, 2004.

     As compensation in full for services rendered under its advisory agreement, the Pennsylvania Fund pays to the Advisor a monthly fee of 0.55% per annum on the first $50 million of aggregate average daily net assets of the Fund; 0.50% per annum on the next $50 million of such assets; and 0.45% per annum on such assets in excess of $100 million. For the fiscal years ended November 30, 2004, November 30, 2003 and November 30, 2002, the Pennsylvania Fund paid advisory fees of $[ ], $171,503 and $163,702, respectively.

     Under the Company's advisory agreement applicable to all Funds other than the High Yield Fund, the Growth Index Fund, the Flex Cap Opportunity Fund, the Capital Markets Income Fund and the Core Mid Cap Fund, fees are allocated to the various Funds of the Company which share common fee schedules in proportion to such Funds' net assets.

     Effective March 29, 2004, the Advisor voluntarily agreed, for a period at least until [November 30, 2005], to waive the advisory fees or other expenses necessary to limit the overall expense ratio of Growth Index Class A shares to 0.65%. The waiver of advisory fees also benefits the Class B and Class C shares of the Fund, which will experience the same reduced effective advisory fee rate as the Fund's Class A shares. The Advisor has no current intention to change or terminate this arrangement. However, the arrangement may be changed or terminated at any time after [November 30, 2005].

     In addition to the above waiver program, the Advisor has a policy of waiving advisory fees to the extent, if any, necessary to maintain the aggregate expense ratios of the Class A shares of all of the Funds, except for the International Equity Fund, to 1.30%. In the event that a waiver were required under this policy, the waiver would apply to the same extent across all classes of shares of these Funds, and the aggregate expense ratios of the Class B and Class C shares of these Funds, and the Class D shares of the Balanced Fund, would be reduced proportionately. Although the Advisor has no present intention to do so, this arrangement may be terminated at any time. [The aggregate expense ratio of the Class A shares of the Funds was less than 1.30% during fiscal 2004, and no reimbursement was required under this policy.]

     The Company's advisory agreement applicable to all Funds other than the High Yield Fund, the Growth Index Fund, the Flex Cap Opportunity Fund, the Capital Markets Income Fund, and the Core Mid Cap Fund, which was approved by the Company's shareholders on November 30, 1992, the advisory agreement applicable to the High Yield Fund, which was approved by the Company's Board of Directors on March 14, 1997 and the High Yield Fund's shareholders on June 20, 1997, the advisory agreement applicable to the Growth Index Fund, which was approved by the Company's Board of Directors on June 10, 1999 and the Growth Index Fund's sole shareholder on September 13, 1999, and the advisory agreement applicable to the Flex Cap Opportunity Fund, which was approved by the Company's Board of Directors on December 9, 1999 and the Flex Cap Opportunity Fund's sole shareholder on February 25, 2000, the advisory agreement applicable to the Capital Markets Income Fund, which was approved by the Company's Board of Directors on December 12, 2002 and the Capital Markets Income Fund's sole shareholder on March 7, 2003, and the advisory agreement applicable to the Core Mid Cap Fund, which was approved by the Company's Board of Directors on December 11, 2003 and the Core Mid Cap Fund's sole shareholder on March 26, 2004, must each be approved annually by vote of the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of the applicable Fund, but in either event it must also be approved by a vote of a majority of the directors who are not parties to the contract, or "interested persons", as defined in the 1940 Act, of any such party cast in person at a meeting called for the purpose of voting on such approval. With respect to the submission of the Company's advisory agreement applicable to all Funds other than the High Yield Fund, Growth Index Fund, Flex Cap Opportunity Fund, Capital Markets Income Fund and Core Mid Cap Fund, for approval by the shareholders, such matters shall be deemed to be acted upon effectively with respect to any class of the Company if a majority of the outstanding voting securities of such class vote for approval of such matter, notwithstanding (A) that such matter has not been approved by a majority of the outstanding voting securities of any other class affected by such matter, and (B) that such matter has not been approved by a vote of a majority of the outstanding voting securities of the Company.


     The Pennsylvania Fund's advisory agreement, which was approved by the shareholders of the Fund on February 19, 1993, must be approved annually by vote of the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Pennsylvania Fund, but in either event it must also be approved by a vote of a majority of the trustees who are not parties to the contract, or "interested persons", as defined in the 1940 Act, of any such party cast in person at a meeting called for the purpose of voting on such approval.

     Each advisory agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Board, or, with respect to a particular Fund, by a majority of the Fund's outstanding voting securities on not more than 60 days' written notice to the Advisor and by the Advisor on 60 days' written notice to the Fund.

     As described in the Prospectus, with respect to the International Equity Fund only, the Advisor has entered into a sub-advisory agreement with INVESCO dated July 1, 1999. In accordance with this sub-advisory agreement, INVESCO provides the International Equity Fund with a continuous investment program consistent with its stated investment objectives and policies. The Advisor pays to INVESCO a fee equal to the greater of (i) 0.375% per annum of the International Equity Fund's aggregate average daily net assets up to $500 million, and 0.30% per annum of such net assets in excess of $500 million, or
(ii) $20,000 per year. Such fee is paid monthly in arrears. The sub-advisory agreement must be approved annually in one of the same ways as for the Company's advisory agreement as described above. The sub-advisory agreement also may be terminated by either INVESCO or by action of the Board of Directors of the Company or the shareholders of the International Equity Fund on 60 days' written notice, without penalty, and terminates automatically in the event of its assignment. For the period April 1, 1996 to June 30, 1999, INVESCO provided the same services under identical sub-advisory agreements and prior to that, Cashman Farrell & Associates was the subadvisor under a similar sub-advisory agreement.


     Also as described in the Prospectus, the Advisor has entered into a sub-advisory agreement with Evergreen with respect to the High Yield Fund. Pursuant to this agreement, Evergreen provides the Advisor with a continuous investment program consistent with the High Yield Fund's stated investment objectives and policies. Under this agreement, the Advisor pays a fee to Evergreen equal to one half of the fee paid by the High Yield Fund to the Advisor, provided that the fee paid by the Advisor to Evergreen will always be at least 0.35% per annum of the average daily net assets of the High Yield Fund. This agreement became effective June 20, 1997. This sub-advisory agreement also may be terminated by either of the Advisor or Evergreen or by action of the Board of Directors of the Company or the shareholders of the High Yield Fund on 60 days' written notice, without penalty, and terminates automatically in the event of its assignment.


     Also as described in the Prospectus, the Advisor has entered into a sub-advisory agreement with Evergreen with respect to the Capital Markets Income Fund. Pursuant to this agreement, Evergreen provides the Advisor with a continuous investment program consistent with the Capital Markets Income Fund's stated investment objectives and policies. Under this agreement, the Advisor pays a fee to Evergreen equal to 0.25% per annum of the average daily net assets of the Capital Markets Income Fund. This agreement became effective March 10, 2003. This sub-advisory agreement also may be terminated by either of the Advisor or Evergreen or by action of the Board of Directors of the Company or the shareholders of the High Yield Fund on 60 days' written notice, without penalty, and terminates automatically in the event of its assignment.



     Until December 31, 2003, Fred Alger Management, Inc. ("Alger") served as a subadvisor to the Flex Cap Opportunity Fund, but such sub-advisory arrangement terminated as of December 31, 2003.

     The fees paid to INVESCO, Evergreen and Alger by the Advisor for the fiscal year ended November 30, 2004 were $[ ], $[ ] and $[ ], respectively. The fees paid to INVESCO, Evergreen and Alger by the Advisor for the fiscal year ended November 30, 2003 were $325,853, $534,239 and $140,113, respectively. The fees paid to INVESCO, Evergreen and Alger by the Advisor for the fiscal year ended November 30, 2002 were $378,091, $271,985 and $177,506, respectively.


     At a meeting of the Boards of Directors/Trustees held on August 23-25, 2004, the Boards approved the continuation of each Fund's advisory agreement and sub-advisory agreement, as applicable, for an additional year. In connection with its deliberations, the Boards reviewed information derived from a number of sources and covering a range of issues. The Boards considered the services provided to the Funds by the Advisor under each Fund's advisory agreement, as well as other services provided by the Advisor and its affiliates under other agreements, and the personnel who provide these services. In addition to investment advisory services, the Advisor and its affiliates provide administrative services, shareholder services, fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Funds. The Boards also considered the Advisor's costs of providing services, and the direct and indirect benefits to the Advisor from its relationship with the Funds. The benefits considered by the Board included not only the Advisor's compensation for investment advisory services and the Advisor's profitability under the advisory agreements, but also compensation paid to the Advisor or its affiliates for other, non-advisory, services provided to the Fund. The Boards also considered the Advisor's access to research services from brokers to which the Advisor may have allocated Fund brokerage in a "soft dollar" arrangement. In connection with its consideration of the advisory agreements, the Boards also compared the Funds' advisory fee rates, expense ratios and historical performance to those of comparable funds. The Boards considered whether there should be changes in the advisory fee rate or structure in order to enable the Funds to participate in any economies of scale that the Advisor may experience as a result of growth in the Funds' assets. The Boards also reviewed materials supplied by counsel to the Funds that were prepared for use by the Board in fulfilling its duties under the Investment Company Act.


     Based on the information reviewed and discussions among the Directors/Trustees, the Boards concluded that they were satisfied with the nature and quality of the services provided by the Funds' Advisor, and, with respect to International Equity Fund, High Yield Fund, Capital Markets Income Fund and Flex Cap Opportunity Fund (although the sub-advisory arrangement for the Flex Cap Opportunity Fund was subsequently discontinued) with the services of the respective sub-advisers, as well as that the advisory fee rates were reasonable in relation to such services.


                            Proxy Voting Procedures

     The Funds have adopted proxy voting procedures pursuant to which the Board of Directors delegates the responsibility for voting proxies relating to portfolio securities held by the Funds to the Advisor or applicable subadvisor as part of their general management of the applicable Fund, subject to the Board's continuing oversight. The proxy voting procedures of the Advisor and the applicable subadvisors are included in Appendix D to this Statement of Additional Information.



SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

     Pursuant to policies and procedures adopted by the Funds and the Advisor, the Funds and the Advisor may, under certain circumstances, make selective disclosure with respect to a Fund's portfolio holdings. The Board of Directors of Sentinel Group Funds, Inc. and the Board of Trustees of Sentinel Pennsylvania Tax-Free Trust have each approved the policies and procedures adopted by the Funds and have delegated to the Advisor the responsibility for ongoing monitoring and supervision to ensure compliance. The Funds' Chief Compliance Officer has undertaken to report any violations of these policies and procedures to the Boards.

     The Funds' policy with respect to disclosure of portfolio information is that such disclosure shall be limited to:

     (i) information contained in the Funds' Annual and Semi-Annual Reports to Shareholders;

     (ii) information contained in the Funds' Form N-Q filed with the SEC, which is filed with the SEC within 60 days of quarter-end;


     (iii) information with respect to portfolio holdings of the Funds provided to recognized mutual fund information services, such as Lipper Inc. and Morningstar, Inc., such information to be provided as of the last business day of a month and only if either (a) such information is disclosed to such services at least 30 days later than the date of such information, or (b) such services agree not to disclose or trade on such information before it is publicly disclosed;

     (iv) information with respect to portfolio holdings of the Funds provided to persons who request it, including selling group members, consultants and investors, such information to be provided (a) as of the last business day of a month and (b) at least 30 days later than the date of such information.

     (v) information provided on the Funds' website or marketing materials, broadly used with all selling broker-dealers of the Funds, or otherwise made generally available to anyone who requests it, in all such cases such information to be only as of the last business day of a month and only at least 30 days later than the date of such information.

     Portfolio information provided under (iii), (iv) or (v) above shall be released only by a limited group of individuals specifically designated by the Funds' Chief Executive Officer or the President of the Funds' distributor. Each individual shall be trained in these limitations on the release of portfolio information, and that a copy of each such release must be sent to the Chief Compliance Officer. A copy of all information so released, and the name of the parties to whom any information was released, shall be sent to the Funds' Chief Compliance Officer. Neither the Fund, the Advisor nor its affiliates receive compensation or other consideration with respect to the release of such information.


     The policy does not apply to the disclosure of information to: the Directors of the Company or the Trustees of the Pennsylvania Fund, or their counsel; persons who owe a fiduciary or other duty of trust or confidence to the Company or the Pennsylvania Fund, such as the Funds' counsel and independent accountants; providers of fund accounting services; the Funds' transfer agent and custodian; or executing brokers in connection with the sale of portfolio holdings.

     The Funds have adopted policies and procedures, including a Code of Ethics and various policies regarding securities trading, to address potential conflicts of interest that may arise in connection with disclosure of portfolio information.

     The Funds have entered into ongoing arrangements to provide selective disclosure of Fund portfolio holdings to the following persons or entities:


Funds' Board of Directors/Board of Trustees
Funds' Independent Registered Public Accounting Firm
Funds' custodian
Funds' transfer agent
Funds' administrator agent (in connection with accounting services) mutual fund information services - Morningstar, Inc. and Lipper Inc.

     Selective disclosure of portfolio information is made to the Funds' Board of Directors/Board of Trustees, transfer agent, independent registered public accounting firm, administrator agent and custodian as frequently as necessary to enable such persons or entities to provide services to the Funds. Disclosure is made to Morningstar, Inc. and Lipper Inc. on a monthly basis.


     The Funds and the Advisor monitor, to the extent possible, the use of portfolio information by the individuals or firms to which it has been disclosed. There can be no assurance, however, that the Funds' policies and procedures with respect to the selective disclosure of Fund portfolio information will prevent all misuse of such information by individuals or firms that receive such information.

                             PRINCIPAL UNDERWRITER


     SFSC acts as the principal underwriter of shares of the Funds. Its principal business address is National Life Drive, Montpelier, Vermont 05604. The Funds receive the net asset value, as determined for the purpose of establishing the offering price, of each share sold. SFSC has advised the Funds that it allows dealer concessions as shown in the Prospectus, except that items of a promotional nature amounting in value to not more than $100 may be given from time to time as a sales incentive to registered representatives. SFSC has advised the Funds that the total amount of underwriting commissions paid to it in the fiscal years ended November 30, 2004, 2003, and 2002 were [ ], $6,334,814 and $4,584,667, respectively. Of these amounts, SFSC retained, in the fiscal years ended November 30, 2004, 2003 and 2002, $[ ], $444,652 and $400,103, respectively.

     During the fiscal year ended November 30, 2004, SFSC also received $[ ] in contingent deferred sales loads. It did not receive any brokerage commissions or other compensation from the Funds. The distribution contracts of the Company and the Pennsylvania Fund provide that SFSC use its best efforts to continuously offer the Funds' shares. These contracts may be terminated by either party thereto on 60 days' written notice, without penalty, and they terminate automatically in the event of their assignment. The distribution contracts must be approved annually in one of the same ways as described above for the advisory agreements.


                            THE DISTRIBUTION PLANS


     The Company and the Pennsylvania Fund have adopted several plans pursuant to Rule 12b-1 under the 1940 Act. One such plan applies to the Class A shares of the Company's Funds (other than the Money Market Fund). In addition, the Short Maturity Government Fund has a separate Supplemental Distribution Plan applicable only to it. The Pennsylvania Fund has a Distribution Plan applicable only to it. The Class B shares of the Small Company, International Equity, Common Stock, Balanced, and Bond Funds have adopted a Class B Distribution Plan, effective April 1, 1996. The Plans were extended to include the High Yield Fund's Class A and Class B shares on March 14, 1997, and the Class B Distribution Plan was extended to include the Class B shares of the Mid Cap Growth Fund effective January 12, 1998. The Plans were extended to include the Class A shares and Class B shares of the Growth Index Fund on June 10, 1999. Effective May 4, 1998, the Class C shares of the Common Stock, Balanced, International Equity and High Yield Funds adopted a Class C Distribution. The Class D shares of the Balanced Fund adopted a Class D Distribution Plan on August 21, 1998. The Class S shares of the Short Maturity Government Fund adopted a Class S Distribution Plan on December 9, 2004. (All of these plans are collectively hereinafter referred to as the "Plans"). The Plans were further extended to include the Class A, Class B and Class C shares of the Flex Cap Opportunity Fund on December 9, 1999, the Class C shares of the Mid Cap Growth Fund on March 9, 2000, the Class C shares of the Small Company Fund on June 14, 2001, the Class A, Class B and Class C shares of the Capital Markets Income Fund on December 12, 2002, and the Class A, Class B and Class C shares of the Core Mid Cap Fund on December 11, 2003. In all cases, the Plans reimburse SFSC for expenses actually incurred.


     Each Fund (except for the Money Market Fund) paid fees for the various activities shown below under the Plans in the amounts set forth below for the fiscal year ended November 30, 2004.





                             Service Fees    Recovery of    Compensation    Occupancy        Total        Total
                                  Paid to   Prepd. Sales             and      & Other        Sales Travel and
Fund                              Dealers    Commissions        Benefits     Expenses    Promotion    Entrtnmnt         TOTAL
----                              -------    -----------        --------     --------    ---------    ---------         -----

Tax-Free
Small Company
Balanced
Bond
Common Stock
Mid Cap Growth
Gov't Securities
PA Tax-Free
International Equity
NY Tax-Free
High Yield
Growth Index
Flex Cap
Capital Markets Income
Short Maturity
                             ------------------------------------------------------------------------------------------------
Total Year-To-Date


     Under the Plan applicable to the Class B shares of the Funds, it is expected that the amounts payable to SFSC will be equal to 1.00% of the net assets of the Class B shares of the relevant Funds (except that it is expected that the amounts payable with respect to the Growth Index Fund will be equal to 0.75% of the net assets of the Class B shares of the Growth Index Fund). SFSC will use such payments to recoup the cost of commissions paid to brokers at the time of sale of the Class B shares, service fees to brokers with respect to the Class B shares, and the same types of other marketing expenses for which SFSC receives reimbursement under the Plans applicable to the Class A shares.

     Under the Plan applicable to the Class C shares of the Funds, it is expected that the amounts payable to SFSC will be equal to 1.00% of the net assets of the Class C shares of the relevant Funds. SFSC will use such payments to recoup the cost of commissions paid to brokers at the time of sale of the Class C shares, and pay continuing commissions and service fees to brokers with respect to the Class C shares.

     Under the Plan applicable to the Class D shares of the Balanced Fund, it is expected that the amounts payable to SFSC will be equal to 0.75% of the net assets of the Class D shares of the Balanced Fund. SFSC will use such payments to recoup the cost of commissions paid to brokers at the time of sale of the Class D shares.

     Under the Plan applicable to the Class S shares of the Short Maturity Government Fund, it is expected that the amounts payable to SFSC will be equal to 0.75% of the net assets of the Class S shares of the Short Maturity Government Fund. SFSC will use such payments to recoup the cost of commissions paid to brokers at the time of sale of the Class S shares.

     The Boards of the Funds believe that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and for the Funds to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. Since SFSC receives no other compensation from the Funds, the Boards believe it would benefit the Funds to have monies available for the direct distribution activities of SFSC in promoting the sale of shares of the Funds.


     The Plans have been approved by the Company's Board of Directors and the Pennsylvania Fund's Board of Trustees, including all of the Directors/Trustees who are not interested persons as defined in the

1940 Act. The Plans must be renewed annually by the Boards, including a majority of the Directors/Trustees who are not interested persons and who have no direct or indirect financial interest in the operation of the Plans. It is also required that the selection and nomination of such Directors/Trustees be done by the non-interested Directors/Trustees. The Plans and any distribution agreement may be terminated at any time, without penalty, by such Directors/Trustees on 60 days' written notice. SFSC or any dealer may also terminate their respective distribution agreement at any time upon written notice.


     The Plans and any distribution agreement may not be amended to increase materially the amount spent for distribution expenses or in any other material way without approval by a majority of the Funds' outstanding shares, and all such material amendments to any Plan or any distribution agreement also shall be approved by a vote of a majority of the non-interested Directors/Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

     SFSC is required to report in writing to the Board of Directors of the Company and the Board of Trustees of the Pennsylvania Fund at least quarterly on the amounts and purpose of any payments made under the Plans and any distribution agreement, as well as to furnish the Boards with such other information as reasonably may be requested in order to enable the Boards to make informed determinations of whether the Plans should be continued.


                         THE FUND SERVICES AGREEMENTS

     Sentinel Administrative Service Company ("Sentinel Service"), in accordance with its Fund Services Agreements with the Funds, provides the Funds with certain fund accounting, financial administration, transfer agency and shareholder relations services. Sentinel Service performs the transfer agency responsibilities utilizing, through State Street Bank & Trust - Kansas City ("State Street"), the computer system of DST Systems, Inc. ("DST") on a remote basis.


     For these services, the Fund Services Agreements currently provide for the Funds to pay to Sentinel Service fixed fees totaling $1,064,625 per year for fund accounting and financial administration services. The Agreements also provide for an annual fee for transfer agency and shareholder relations services to the Company and the Pennsylvania Fund of $2,563,000 and $37,000, respectively, plus amounts equal to annual rates of $15 per shareholder account in excess of 106,500 and 1,500, respectively, in each case as of the last day of the month preceding the installment due date. Each Fund also is responsible for the charges for remote access to the computer system of DST. Generally, this is a fixed annual charge per shareholder account, plus certain out-of-pocket expenses, minus certain credits. Each Fund is also responsible for the cost to Sentinel Service of licensing from State Street its Portfolio Accounting System, which is currently approximately $132,000. The fixed fees are subject to increase under inflation clauses for fiscal years beginning December 1, 1994, and thereafter, to the extent approved by the Board of Directors or Board of Trustees. Fees are payable monthly in arrears.

     Total fees payable to Sentinel Service under the Fund Services Agreements for the years ended November 30, 2004, 2003, and 2002 were [ ], $4,536,942 and $4,067,572, respectively.


     Sentinel Service is a Vermont general partnership of which affiliates of National Life and Penn Mutual are the general partners.

     The Company's Fund Services Agreement was approved by the Company's shareholders on November 30, 1992, and the Pennsylvania Fund's Fund Services Agreement was approved by that Fund's shareholders on February 19, 1993. The agreements were approved by the Company's Board of Directors and the Pennsylvania Fund's Board of Trustees on August 13, 1992 and August 14, 1992, respectively. Each agreement must be approved annually by vote of the Board or by the vote of a majority of the outstanding voting securities of each Fund, but in either event it must also be approved by a vote of a majority of the directors/trustees who are not parties to the contract, or interested persons, as defined in the 1940 Act, of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Fund Services Agreements will terminate automatically in the event of their assignment and are terminable at any time without penalty by the applicable Board or, as to a particular Fund, by a majority of the applicable Fund's outstanding voting securities on not more than 60 days' written notice to Sentinel Service and by Sentinel Service on 60 days' notice to the Fund.


                            PORTFOLIO TRANSACTIONS
                           AND BROKERAGE COMMISSIONS

     The Funds' policy, other than for the Flex Cap Opportunity Fund, in the case of listed securities is to place its orders with firms that are members of a stock exchange on which such securities are listed or traded and in the case of securities traded in the over-the-counter market to deal directly with dealers who are primary market makers in such securities, without the use of a broker unless the Funds can obtain better price or execution through the use of a broker. Purchases are made for investment and not for trading purposes, except for the fixed income Funds where trading may be an important factor. Subject to the direction and control of the Boards and in accordance with its advisory agreements, the Advisor supervises the investments of the Funds and, as an essential feature thereof, places orders for the purchase and sale of portfolio securities and supervises their execution, including negotiating the amount of the commission rate paid, in each case at prices it believes to be the best then available, taking into consideration such factors as price, commission, size of order, difficulty of execution and skill required of the executing broker-dealer as well as the extent to which a broker capable of satisfactory execution may provide research information and statistical and other services to the Advisor. Sales of shares of the Funds may also be considered as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds, subject to the conditions that commissions paid to such broker-dealers be no higher than would otherwise be paid, and that the prices be, in the judgment of the Advisor, the best then available.



     In making such purchases and sales, the brokerage commissions are paid by the Funds. The Funds may also buy or sell securities from, or to, dealers acting as principals.

     Section 28(e) of the 1934 Act, which was enacted by Congress in connection with the elimination of fixed commission rates on May 1, 1975, provides that, except as agreements such as investment advisory contracts otherwise provide, money managers such as the Advisor and the Funds' subadvisors will not be deemed to have acted unlawfully or to have breached a fiduciary duty if, subject to certain conditions, a broker-dealer is paid in return for brokerage and research services an amount of commission for effecting transactions for accounts, such as the Funds, in excess of the amount of commission another broker-dealer would charge for effecting the transaction. In order to cause the Funds to pay such greater commissions, the Advisor or subadvisor has to determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Advisor's or subadvisor's overall responsibilities to the Funds and to its other clients.

     Brokerage and research services, as provided in Section 28(e) of the 1934 Act, include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

     Although research and market and statistical information from brokers and dealers can be useful to the Funds, to the Advisor, and to the subadvisors, it is the opinion of the management of the Funds that such information is only supplementary to the Advisor's and the subadvisors' own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff or the subadvisors' staffs.

     The Advisor obtains several research services specifically in exchange for commissions paid by the Funds and its other clients. These services primarily consist of electronic research services from Bloomberg, ILX, Factset, and First Call. The Funds also obtain Lipper Directors' Analytical Data from

Lipper Analytical Distributors, Inc., in exchange for Fund brokerage commissions. This service is available only for brokerage commissions.

     The research services provided by brokers through which the Funds effect securities transactions may be used by the Advisor or the subadvisors in managing its other client accounts, as well as the Funds. However, the Advisor and the subadvisors use the commissions paid by most of their other client accounts to obtain research services as well, and this research is also useful in managing the Funds' accounts, as well those of other clients.


     Except for implementing the policies stated above, there is no commitment to place portfolio transactions with brokers or dealers who provide investment research. The Advisor has advised the Funds that it is not feasible to assign any precise value to services provided by such brokers and dealers to it, nor does the use of such services reduce its expense by any measurable or significant amount. For the years ended November 30, 2004, 2003, and 2002, the Funds paid total brokerage commissions of $[ ], $5,707,772 and $5,472,532, respectively. Brokerage commissions paid by each Fund were as follows:




                                                                    FOR      THE  FISCAL YEAR  ENDED:
------------------------------------------------------ ------------------ ------------------ ------------------
Fund                                                            11/30/04           11/30/03           11/30/02
------------------------------------------------------ ------------------ ------------------ ------------------
Common Stock                                                  $2,940,060         $2,419,534
------------------------------------------------------ ------------------ ------------------ ------------------
Balanced                                                         537,061            373,415
------------------------------------------------------ ------------------ ------------------ ------------------
Mid Cap Growth                                                   495,924          1,190,099
------------------------------------------------------ ------------------ ------------------ ------------------
Core Mid Cap (1)                                              ---                ---
------------------------------------------------------ ------------------ ------------------ ------------------
Small Company                                                  1,405,277          1,145,055
------------------------------------------------------ ------------------ ------------------ ------------------
International Equity                                              87,075            122,966
------------------------------------------------------ ------------------ ------------------ ------------------
High Yield                                                        57,880             11,417
------------------------------------------------------ ------------------ ------------------ ------------------
Bond                                                          ---                ---
------------------------------------------------------ ------------------ ------------------ ------------------
Government Securities                                         ---                ---
------------------------------------------------------ ------------------ ------------------ ------------------
Short Maturity Gov't                                          ---                ---
------------------------------------------------------ ------------------ ------------------ ------------------
Money Market                                                  ---                ---
------------------------------------------------------ ------------------ ------------------ ------------------
Tax-Free Income                                               ---                ---
------------------------------------------------------ ------------------ ------------------ ------------------
New York                                                      ---                ---
------------------------------------------------------ ------------------ ------------------ ------------------
Pennsylvania                                                  ---                ---
------------------------------------------------------ ------------------ ------------------ ------------------
Growth Index                                                      22,660             24,054
------------------------------------------------------ ------------------ ------------------ ------------------
Flex Cap Opportunity                                             161,835            185,992
------------------------------------------------------ ------------------ ------------------ ------------------
Capital Markets Income (2)                                        40,778         ---
------------------------------------------------------ ------------------ ------------------ ------------------

(1) Commenced operations March 29, 2004.
(2) Commenced operations March 10, 2003.

     The Funds paid brokerage commissions of $[ ], $42,710, and $120,685 to Janney Montgomery Scott Inc. for the fiscal years ended November 30, 2004, 2003, and 2002, respectively and $[ ] and $15,000 to Hornor Townsend & Kent, Inc. for the fiscal years ended November 30, 2004 and 2003, respectively. Each of Janney Montgomery Scott, Inc. and Hornor Townsend & Kent, Inc. is wholly owned by Penn Mutual, an affiliate of a general partner of the Advisor. These commissions were [ ]% of the Funds' aggregate brokerage commissions paid in the fiscal year ended November 30, 2004. The commission rate applicable to all such transactions was $.05 per share, the same commission rate generally paid by the Funds in comparable transactions.

     The Flex Cap Opportunity Fund paid brokerage commissions of $[ ], $82,481, and $134,375, and to Fred Alger & Company, Incorporated, for the fiscal years ended November 30, 2004, 2003, and 2002. Fred Alger & Company, Incorporated is an affiliate of the entity which until December 31, 2003 served as subadvisor to the Flex Cap Opportunity Fund. The commission rate applicable to these transactions was generally $[.05] per share, the same commission rate charged by Fred Alger & Company, Incorporated to unaffiliated clients.

     Such commissions were allocated on the basis of research and statistical or other services provided by the dealer, although selling group dealers may have participated therein. Of the total commissions paid by the Funds, [ ]%, 63% and 61%, respectively, was allocated in 2004, 2003, and 2002, to brokers or dealers whose furnishing of research information was a factor in their selection.



                              PORTFOLIO TURNOVER


     Purchases for the Small Company, Core Mid Cap, Common Stock, Growth Index, International Equity, Balanced and Pennsylvania Funds are made for long-term investment, and not for short-term trading profits. However, during rapidly changing conditions, there necessarily may be more portfolio changes than in a more stable period and these may result in short-term gains or short-term losses.


     The Mid Cap Growth and Flex Cap Opportunity Funds may have a high level of portfolio turnover. These Funds may engage in relatively short term trading in some stocks. This activity may create higher transaction costs due to commissions and other expenses. In addition, a high level of short term trading may increase the Mid Cap Growth Fund's and the Flex Cap Opportunity Fund's realized gains, thereby increasing the amount of taxable distributions to shareholders at the end of the year.

     In pursuit of the investment objectives of the High Yield, Capital Markets Income, Bond, Government Securities, Short Maturity Government, Tax-Free Income and New York Funds and the bond portion of the Balanced Fund, it is expected that assets will be managed actively. In order to maximize income and protect the income stream or improve the quality of the portfolio, in light of market and economic conditions as interpreted or anticipated by the Advisor or sub-advisor, these Funds' portfolios will be monitored constantly and will be adjusted when deemed appropriate in furtherance of the Funds' investment objectives. Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to average monthly market value, not including short-term securities.


     [There were no significant variations in the Funds' portfolio turnover rates over the two most recently completed fiscal years, or any anticipated variations in these portfolio turnover rates from those in the fiscal year ended November 30, 2004, except that [ ].



                                CAPITALIZATION

     Shares of the Company's common stock and shares of beneficial interest in the Pennsylvania Fund are fully paid and non-assessable. Each such share is freely assignable to another bona fide investor by way of pledge (as, for example, for collateral purposes), gift, settlement of an estate and, also, by an investor who has held such Fund shares for not less than 30 days. Each share of the Company is entitled to one vote per dollar of net asset value per share, on matters on which all Funds of the Company vote as a single class. Each share of the Pennsylvania Fund entitles the holder to one vote for all purposes.

     The proceeds from the sale of shares of each Fund or class of shares of the Company and all income, earnings and profits therefrom irrevocably appertain to the Fund or class of shares. Each such Fund or class of shares records all liabilities (including accrued expenses) in respect of such Fund or class of shares, as well as a share of such liabilities (including general liabilities of the Company) in respect to two or more Funds or classes of shares, in proportion to their average net assets, or in proportion to the number of their respective shareholders. The Company's Board has adopted an "Amended Rule 18f-3 Plan" under which the methods of allocating income and expenses among classes of shares of each Fund which has multiple classes, is specified, and the Company intends to comply fully with the provisions of Rule 18f-3 under the 1940 Act in allocating income and expenses among the classes of such Funds. If any reasonable doubt exists as to the Fund or class of shares to which any asset or liability appertains, the Board may resolve such doubt by resolution.

     In the case of dissolution or liquidation of the Company, the shareholders of each Fund of the Company are entitled to receive ratably per share the net assets of such Fund, with any general assets of the Company distributed ratably per share, regardless of the Fund.

     Voting rights are non-cumulative, meaning that the holders of more than 50% of the shares voting for the election of directors/trustees can elect 100% of the directors/trustees being voted upon if they choose to do so, and, in such event the holders of the remaining minority of the shares voting for the election of directors/trustees will not be able to elect any person or persons to the Board.


                            HOW TO PURCHASE SHARES
                                      and
                             REDUCE SALES CHARGES


     Shares of the Funds may be purchased at the public offering price from any authorized investment dealer as described in the Prospectus. The public offering price of Class A shares, which are offered by every Fund, is the sum of the current net asset value per share plus a sales charge which ranges from 5.0% to 0% of the purchase price. The public offering price of Class B shares, which are offered by the Flex Cap Opportunity, Small Company, Mid Cap Growth, Core Mid Cap, International Equity, Growth Index, Common Stock, Balanced, , High Yield, Capital Markets Income and Bond Funds, is equal to the current net asset value per share. The public offering price of Class C shares, which are offered by the Flex Cap Opportunity, Small Company, Mid Cap Growth, Core Mid Cap, International Equity, Growth Index, Common Stock, Balanced, High Yield and Capital Markets Income Funds, the Class D shares offered by the Balanced Fund and the Class S Shares offered by Short Maturity Government Fund is also equal to the current net asset value per share. A contingent deferred sales charge ("CDSC") may apply to redemptions of Class B and Class D shares, redemption of Class C shares in the first year after purchase, or to redemptions of Class A shares where the initial sales charge was zero based on a purchase of $1,000,000 or more. See "Purchase Options" in the Prospectus.





                     ISSUANCE OF SHARES AT NET ASSET VALUE

     Subject to the applicable provisions of the 1940 Act, certain investors may purchase Class A shares of the Funds at net asset value. Such investors are listed in the Prospectus. Such investors include officers, directors and employees of the Funds, the Advisor, and the Advisors' affiliates. See "Purchase Options - Class A Shares - Reduced Sales Charges" in the Prospectus.

     The Funds normally will buy back your shares on demand on any business day (as defined below). Class A shares and Class S shares generally are repurchased at current net asset value; a CDSC may be payable on redemptions of Class B, Class C or Class D shares, or Class A shares of the Money Market Fund received in exchange for Class C shares of another Fund or Class D shares of the Balanced Fund, and will be deducted from the redemption proceeds. For further information, please refer to the Prospectus.


                       DETERMINATION OF NET ASSET VALUE


     The net asset value per share of each Fund or class of shares is computed by dividing the total value of the assets of that Fund or class of shares, less its liabilities, by the total number of such Fund's or class of shares' outstanding shares. Equity securities which are traded on a national securities exchange are valued at the last reported sale price each business day at the regular close of trading, generally 4:00 p.m. Eastern time. Equity securities for which there were no sales or insufficient sales during the day are valued at the mean between the latest available bid and asked prices. Equity securities held by the International Equity Fund and traded primarily on foreign markets are valued based on the latest transaction prices on the principal stock exchanges on which they are trading, adjusted to reflect events that occur between the close of those markets and the funds' determination of net asset value. Both the latest transaction prices and adjustments are furnished by an independent pricing service, subject to supervision by the Funds' Board of Directors, which has delegated this responsibility to the Funds' pricing committee, subject to the Board's review and supervision. Fixed-income securities are valued daily on the basis of valuations furnished by a pricing service which determines valuations for normal institutional-sized trading units of debt securities, without exclusive reliance upon quoted prices. These valuations by the pricing service are believed to reflect more accurately the fair market value of such securities than the last reported sale.

     In addition to events that occur between the close of the foreign markets and the funds' determination of net asset value, which potentially affect the value of securities held by the International Equity Fund, there may occur events that are expected to materially affect the value of a Fund's portfolio securities regardless of whether they are traded on foreign or domestic markets. Upon such events, the Fund's Board may value such securities at their fair value. The Boards have delegated this responsibility to a pricing committee, subject to their review and supervision. Events that may materially affect the value of portfolio securities include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day or a company announcement) or events affecting securities markets generally (for example, market volatility, including a substantial upward or downward movement of the U.S. markets, or a natural disaster).

     The Funds' use of fair value pricing is designed to ensure that each Fund's net asset value reflects the value of its underlying portfolio securities as accurately as possible. There can be no assurance, however, that a fair valuation used by a Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities on that day.

     Net asset value is calculated once each business day, at 4:00 p.m. Eastern time, and becomes effective immediately upon its determination. Orders to purchase shares of the Funds received by dealers prior to 4:00 p.m. Eastern time will be confirmed on the basis of such closing price. Dealers have the responsibility of submitting purchase orders to the Distributor prior to the close of the Distributor's business day in order to purchase shares at that day's net asset value. If the order is not received by that time, the dealer could be held liable for resulting fees or losses. Orders received by dealers after 4:00 p.m. Eastern time will be confirmed on the same basis as previously stated with respect to the next business day. "Business day" means a day on which the New York Stock Exchange is open. The New York Stock Exchange is not open on New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The Money Market Fund values its portfolio securities based on their amortized cost in accordance with SEC regulations. The amortized cost method of valuation involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During such periods the yield to investors in the Money Market Fund may differ somewhat from that obtained in a similar investment company which uses mark-to-market value for all of its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Money Market Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company which utilizes mark-to-market values and existing investors would receive less
(more) investment income. The purpose of this method of calculation is to attempt to maintain a constant net asset value per share of $1.00.

     In accordance with the SEC rule permitting the use of the amortized cost method of valuation, the Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, and must purchase instruments having remaining maturities of 397 days (13 months) or less. In addition, the Directors of the Company have established procedures designed to stabilize, to the extent reasonably possible, the Money Market Fund's price per share as computed for the purpose of sales and redemptions at $1.00. The Company's Directors will review periodically the Money Market Fund's portfolio holdings to determine whether a deviation exists between the net asset value calculated using market quotations and that calculated on an amortized cost basis. In the event the directors determine that a deviation exists which may result in material dilution or other unfair results to existing shareholders, the Money Market Fund will take such corrective action as it regards as necessary and appropriate, including (i) the reduction of the number of outstanding shares of the Money Market Fund by having each shareholder proportionately contribute shares to the Money Market Fund's capital, (ii) the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, (iii) the withholding of dividends or (iv) the establishment of a net asset value per share by using available market quotations. If the number of outstanding shares is reduced in order to maintain a constant net asset value of $1.00 per share, the shareholders will contribute proportionately to the Money Market Fund's capital the number of shares which represent the difference between the amortized cost valuation and the market valuation of the portfolio. Each shareholder will be deemed to have agreed to such contribution by such shareholder's investment in the Money Market Fund.

     Since the net income of the Money Market Fund is determined and declared as a dividend immediately prior to each time the asset value of the Money Market Fund is determined, the net asset value per share of the Money Market Fund normally remains at $1.00 per share immediately after each such dividend declaration. Any increase in the value of a shareholder's investment in the Money Market Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of the Money Market Fund in that shareholder's account and any decrease in the value of a shareholder's investment may be reflected by a reduction in the number of shares in the account. See "Taxes" below.




          COMPUTATION OF MAXIMUM OFFERING PRICES AT NOVEMBER 30, 2004


Class A Shares:

(Reduced offering prices apply on purchases of $100,000 or more of shares of the Funds, as described in the Prospectus.)




                           Flex Cap                               Mid Cap             International        Growth
                           Opportunity         Small Company      Growth              Equity               Index
                           Fund                Fund               Fund                Fund                 Fund

Net assets
Shares outstanding
Net asset value per
 share (redemption
 price)
Maximum offering price
per share(*)



===================================================================================================================



                           Common                                         Capital                            Tax-Free
                           Stock             Balanced       High Yield    Markets Income      Bond           Income
                           Fund              Fund           Fund          Fund                Fund           Fund

Net assets
Shares outstanding
Net asset value per
 share (redemption
 price)

Maximum offering price
per share(*)


===================================================================================================================


                                      39



                                             Government       Short                 Money                Pennsylvania
                           New York          Securities       Maturity              Market               Tax-Free
                           Fund              Fund             Fund                  Fund                 Trust

Net assets
Shares outstanding
Net asset value per
 share (redemption
 price)

Maximum offering price
per share(*)





(*) For the Flex Cap Opportunity Fund, Common Stock Fund, Balanced Fund, Mid Cap Growth Fund, Core Mid Cap Fund, Small Company Fund, International Equity Fund, and Capital Markets Income Fund, the maximum offering price is 1000/950 times the net asset value per share. For the High Yield Fund, Bond Fund, Government Securities Fund, Tax-Free Income Fund, New York Tax-Free Income Fund and Pennsylvania Tax-Free Trust, the maximum offering price is 1000/960 times the net asset value per share. For the Short Maturity Government Fund, the maximum offering price is 1000/990 times the net asset value per share. For the Money Market Fund, the maximum offering price per share is equal to the net asset value per share. For the Growth Index Fund, the maximum offering price is 1000/975 times the net asset value per share.



In the case of Class B, Class C, Class D and Class S shares, the maximum offering price is equal to the net asset value per share.


                                     TAXES

General
-------

     The Funds intend to continue (or, in the case of Capital Markets Income Fund, to elect and) to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, a Fund will not be subject to federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B Class C and Class D shareholders, as applicable. Each Fund intends to distribute substantially all of such income. If, in any taxable year, a Fund fails to qualify as a RIC under the Code, it would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits to its shareholders would be taxable as ordinary income.

     As discussed in the Prospectus, the Company consists of sixteen separate Funds. Each such Fund in the Company is treated as a separate corporation for federal income tax purposes and is thus considered to be a separate entity in determining its treatment under the rules for RICs described in the Prospectus. Losses in one Fund do not offset gains in another Fund, and the requirements (other than certain organizational requirements) for qualifying for RIC status are determined at the Fund level rather than at the Company level. The Pennsylvania Fund is a separate Pennsylvania trust.


     Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income for federal income tax purposes. However, "exempt-interest dividends" (as defined in Section 852(b)(5) of the Code) not subject to federal income tax are expected to be paid by the Tax-Free Income Fund, "exempt-interest dividends" not subject to either federal income tax or Pennsylvania personal income tax are expected to be paid by the Pennsylvania Fund, and "exempt-interest dividends" not subject to federal income tax or New York State and City personal income tax are expected to be paid by the New York Fund, as described in the Prospectus. Distributions made from an excess of net long-term capital gains over net short-term capital losses (hereinafter referred to as "capital gain dividends") are taxable to shareholders as long-term capital gains for federal income tax purposes, regardless of the length of time the shareholder has owned such Fund's shares. Generally not later than 60 days after the close of its taxable year, each Fund will provide its shareholders with a written notice designating the amounts of any exempt-interest dividends and capital gain dividends, and the portion of any ordinary income dividends eligible for either the dividends received deduction allowed to corporations under the Code or the reduced individual income tax rate applicable to qualified dividend income, as described below.

     Recently enacted legislation reduces the tax rate on certain dividend income and long-term capital gain applicable to individuals. A Fund's distributions which are comprised of dividends from domestic corporations and certain foreign corporations (generally , corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock is readily tradable on an established securities market in the United States) are eligible for taxation at a maximum tax rate of 15%, also applicable to capital gain in the hands of individual shareholders. Capital gain dividends are also taxed at the reduced rate for non-corporate taxpayers. In order for dividends paid by a Fund to be qualified dividend income eligible for taxation at the reduced ate, the Fund must meet holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the individual shareholder must meet holding period and other requirements with respect to the Fund's shares. The reduced tax rates are scheduled to apply through 2008. To the extent a Fund's distributions are derived from income on debt securities, certain types of preferred stock treated as debt for federal income tax purposes and short term capital gain, such Fund's distributions will not be eligible for this reduced dividend tax rate.



     Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed for federal income tax purposes to the extent of any capital gain dividends received by the shareholder. Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder for federal income tax purposes (assuming the shares are held as a capital asset).


     With the exception of exempt-interest dividends paid by the Tax-Exempt Funds, dividends are taxable to shareholders for federal income tax purposes even though they are reinvested in additional shares of the Funds. Generally, distributions by the Tax-Exempt Funds, the International Equity Fund, the Bond Fund, the Government Securities Fund, the High Yield Fund, the Short Maturity Government Fund and the Money Market Fund will not be eligible for the dividends received deduction allowed to corporations under the Code. Except for distributions from the International Equity Fund (which may be attributable to dividends from qualifying foreign corporations as well as some domestic corporations), distributions from the previously listed Funds will also not be eligible for the reduced individual tax rate applicable to qualified dividend income. The Funds will allocate any dividends eligible for dividends received deduction and/or the reduced individual income tax rate applicable to qualified dividend income as well as any capital gain dividends among the Class A, Class B, Class C, Class D and Class S shareholders, as applicable, according to a method (which they believe is consistent with SEC Rule 18f-3 which authorizes the issuance and sale of multiple classes of shares) that is based on the gross income allocable to Class A, Class B, Class C, Class D and Class S shares during the taxable year, or such other method as the Internal Revenue Service may prescribe.


     If a Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for federal income tax purposes as having been paid by the RIC and received by its shareholders on December 31st of the year in which the dividend was declared.

     If the value of assets held by the Money Market Fund declines, the Board of Directors may authorize a reduction in the number of outstanding shares in shareholders' accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of eliminated shares will, for federal income tax purposes, be added to the basis of shareholders' remaining Fund shares, and any shareholders disposing of shares at that time may recognize a capital loss. Distributions, including distributions reinvested in additional shares of the Fund, will nonetheless be fully taxable for federal income tax purposes, even if the number of shares in shareholders' accounts has been reduced as described above.

     Under certain provisions of the Code, some shareholders may be subject to a withholding tax on most ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Company or the Pennsylvania Fund, as the case may be, or who, to the Company's or Pennsylvania Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities, unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

     Dividends and interest received by the International Equity Fund (and to a lesser extent, some of the other Funds) may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the International Equity Fund may be able to claim United States foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. A foreign tax credit to be claimed with respect to withholding tax on a dividend only if the shareholder meets certain holding period requirements. The distributing Fund also must meet these holding period requirements, and if the Fund fails to do so, it will not be able to "pass through" to shareholders the ability to claim a credit or a deduction for the related foreign taxes paid by such Fund. If a Fund satisfies the holding period requirements and if more than 50% in value of its total assets at the close of the taxable year consists of securities of foreign corporations, such Fund will be eligible to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their United States income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. No deductions for foreign taxes, moreover, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to United States withholding tax on the income resulting from a Fund's election described in this paragraph but may not be able to claim a credit or deduction against such United States tax for the foreign taxes treated as having been paid by such shareholder. Additionally, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in a Fund. The International Equity Fund, and other Funds to the extent applicable, will report annually to shareholders the amount per share of such withholding taxes and other information needed to claim the foreign tax credit. For purposes of passing through the foreign tax credit, the International Equity Fund will allocate foreign taxes and foreign source income among the Class A, Class B and Class C shares according to a method similar to that described above for the allocation of dividends eligible for the dividends received deduction.


     Certain transactions of the Funds are subject to special tax rules of the Code that may, among other things, a) affect the character of gains and losses realized, b) disallow, suspend or otherwise limit the allowance of certain losses or deductions, and c) accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to RICs). Operation of these rules could, therefore, affect the character, amount and timing of distributions to shareholders. Special tax rules also will require some of the Funds to mark to market certain types of positions in their portfolios (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash. The Funds intend to monitor their transactions, make appropriate tax elections and make appropriate entries in their books and records to lessen the effect of these tax rules and avoid any possible disqualification for the special treatment afforded RICs under the Code.

     No gain or loss will be recognized for federal income tax purposes by Class B shareholders on the conversion of their Class B shares into Class A shares. A shareholder's basis in the Class A shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class A shares will include the holding period for the converted Class B shares.

     If a shareholder exercises an Exchange Privilege as described below within 90 days of acquiring such shares, then the loss such shareholder can recognize on the exchange for federal income tax purposes will be reduced (or the gain increased) to the extent any sales charge paid to the Company (or Pennsylvania Fund) reduces any sales charge such shareholder would have owed for the shares of the new Fund in the absence of the Exchange Privilege. Instead, such sales charge will be treated as an amount paid for the new shares. Shareholders should consult their tax advisers regarding the state and local tax consequences of exchanging or converting classes of shares.

     A loss realized on a sale or exchange of shares of a Fund will be disallowed for federal income tax purposes if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     The Code requires each Fund to pay a non-deductible 4% excise tax to the extent it does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains and foreign currency gains, determined on a November 30th year end, plus certain undistributed amounts from previous years. The Company and the Pennsylvania Fund anticipate that they will make sufficient timely distributions to avoid the imposition of the excise tax. Since the required distributions are based only on taxable income, the excise tax generally will not apply to the Tax-Exempt Funds, discussed below.


     At November 30, 2004, the [Funds] [and the Pennsylvania Tax Free Trust] had capital loss carryforwards for federal income tax purposes of $[ ] and [ ], respectively.


Tax-Exempt Funds
----------------

     The Tax-Exempt Funds intend to continue to qualify to pay exempt-interest dividends. The relevant Code provision states that if, at the close of each quarter of the respective Fund's taxable year, at least 50% of the value of its total assets consists of obligations exempt from federal income tax ("tax-exempt obligations") under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), such Fund shall be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by a Tax-Exempt Fund which are attributable to interest on tax-exempt obligations and designated by the Company or the Pennsylvania Fund, as the case may be, as exempt-interest dividends in a written notice mailed to shareholders within 60 days after the close of the Fund's taxable year. Exempt-interest dividends may be treated by shareholders for all purposes as items of interest excludable from their federal gross income under Code Section 103(a). Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security benefits and railroad retirement benefits subject to federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends will not be deductible by the shareholder for federal income tax purposes to the extent attributable to exempt-interest dividends. Each shareholder is advised to consult a tax advisor with respect to whether exempt-interest dividends retain the exclusion under Code
Section 103(a) if such shareholder were to be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds of an issue of "private activity bonds", if any, held by the Tax-Exempt Funds.

     All or a portion of the Tax-Exempt Funds' gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income for federal income tax purposes rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders of these Funds.

     Any loss upon the sale or exchange of Tax-Exempt Fund shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder.


     The Code subjects interest received on certain otherwise tax-exempt securities to a federal alternative minimum tax ("AMT"). The AMT applies to interest received on private activity bonds issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference" which could subject investors in such bonds, including shareholders of the Tax-Exempt Funds, to an AMT. Each Tax-Exempt Fund may purchase such private activity bonds, and will report to shareholders before February 1 of each year the portion of such Fund's dividends declared during the preceding calendar year which constitutes an item of tax preference for AMT purposes. The Code further provides that corporations are subject to an AMT based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings", which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by a Tax-Exempt Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay the AMT on exempt-interest dividends paid by such Funds.

     The use of derivatives (and, possibly, certain other investment strategies) presents certain unresolved tax, legal, regulatory and accounting issues, particularly in the case of the Tax-Exempt Funds. For example, the Internal Revenue Service and/or a state or local taxing authority could assert that the use of derivatives does not result in income that is exempt from federal and/or state and local income taxes. Additionally, because payments received by a Tax-Exempt Fund in connection with swap transactions will be taxable rather than tax-exempt, they may result in increased taxable distributions to shareholders.


     The Code provides that every person required to file a tax return must include on such return the amount of exempt-interest dividends received from a Tax-Exempt Fund during the taxable year.




     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code section and the Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Ordinary income and capital gain dividends may also be subject to state and local taxes.

     Certain states exempt from state income taxation dividends paid by RICs that are derived from interest on U.S. Government Securities. State law varies as to whether dividend income attributable to U.S. Government Securities is exempt from state income taxes.

     Shareholders are urged to consult their tax advisors regarding specific questions as to federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Funds.

                             SHAREHOLDER SERVICES

     Open Account An open account is established automatically for each new investor, unless elected otherwise, in which all income dividends and any capital gains distributions are reinvested in additional shares, without charge, at the then current net asset value. Purchases made in this account will be made at the offering price on the day federal funds are available to the Funds as described in the Prospectus.

     The Funds reserve the right at any time to vary the initial and subsequent investment minimums of any Fund.

     Policyowners of National Life or Penn Mutual who invest policy dividends may open an account in any of the Funds with a minimum initial purchase of $50 or more of policy dividends and subsequent assignment of dividends to the Funds.

     Stock certificates will be issued upon written request and without charge.

     Except for confirmation of purchases made under the Open Account, the cost of these shareholder services are borne by the Funds.

     Automated Clearing House ("ACH") The ACH Network expedites the transfer of monies by electronically transmitting funds between member financial institutions. To take advantage of this convenient fund transfer method, you must provide Sentinel Service with a pre-designated destination. There is no charge for this service.

     Distribution Options Shareholders of the Funds may elect to reinvest automatically their ordinary income and capital gain dividends in additional full and fractional shares of any one of the other Funds at the net asset value of the selected Fund at the close of business on the valuation date for the dividend, without the payment of any charge. Before exercising this option, shareholders should read the portions of the Prospectus relating to the selected Fund's objectives and policies. The target and original accounts for dividends must be in different Funds.

     Automatic Investment Plan See the Prospectus for information and an application. The minimum initial investment and subsequent investment is $50.

     Telephone Investment Service See the Prospectus for information and an application.

     Check Writing Service (Class A shares of the High Yield, Capital Markets Income, Bond, Government Securities, Short Maturity Government, Money Market, Tax-Free Income, New York and Pennsylvania Funds) A special feature of the Class A shares of these Funds is the Check Writing privilege available through State Street. Any shareholder who would like to draw checks on his account should check the box on the application captioned "Check Writing Service" or subsequently, make a written request to the Funds. Checks then will be provided by State Street. These checks may be made payable in any amount not less than $500, except for the Money Market Fund which has a minimum amount of not less than $250. Withdrawals by check may not be made until shares have been in the account for at least fifteen (15) days. The price at which shares will be redeemed to cover a check will be the net asset value determined on the day the check clears. Potential fluctuations in net asset value of the Funds' shares should be taken into account when writing checks. If an ordinary income or capital gain dividend is paid during the period between writing and clearing of a check, the shareholder will be entitled to the dividend , but the net asset value of the shares will be reduced by the amount of the dividend payment. Because shareholders cannot determine the exact redemption price of their shares at the time a check is written, closing an account through check writing is not possible.

     Sentinel Service provides overdraft protection by automatically transferring available funds from your other identically registered accounts if you have available balances. A fee of $10.00 will be charged to the account when funds are transferred from protecting account(s) to cover an overdraft.

     There is no fee for check writing, but, upon notice, a fee for this service may be charged in the future. Fees are charged for stop payments, insufficient funds or other valid reasons.

     Exchange Privilege This privilege also permits a shareholder whose financial needs have changed to transfer an investment from a National Life Variable Annuity account (presently the only such entity is the Variable Annuity Account I). Such transfers from a National Life Variable Annuity account are made without a sales charge on the basis of respective net asset values after payment of a fee of $75 (in addition to any applicable transfer taxes) to Sentinel Service for such transfer.

     An exchange is a taxable transaction for federal income tax purposes and any gain or loss realized is recognizable for such purposes.

     Exchanges may be subject to certain limitations and are subject to the Funds' policies concerning excessive trading practices, which are policies designed to protect the Funds and their shareholders from the harmful effect of frequent exchanges. These limitations are described in the prospectus under the caption "How to Buy, Sell, Exchange and Transfer Shares -- Excessive Trading Practices."

     Reinstatement Privilege Shareholders who have redeemed all or part of their shares may reinvest all or part of the redemption proceeds at the current net asset value without charge if a written request is received or is postmarked within one year after the redemption. Short Maturity Government Fund shareholders who have held their shares for 90 days or less, however, may only use the reinstatement privilege to reinvest in the Short Maturity Government Fund. The privilege may be exercised only once by a shareholder as to any of the Funds except where the sole purpose of the transaction is to transfer the shareholder's interest or a portion thereof in the Funds to a trustee or custodian for such shareholder's Self-Employed Retirement Plan or IRA. If the shareholder realizes a gain on redemption, the transaction is taxable and reinvestment will not alter any capital gains tax payable. If the shareholder realizes a loss on redemption and subsequently uses the reinstatement privilege, some or all of the loss may be disallowed under current federal tax law.

     If the reinstatement is made for the purpose of effecting a rollover into an IRA, as described in Section 408(d)(3) of the Code, of a distribution from a tax sheltered retirement plan which had been invested in shares of the Funds, such reinvestment of redemption proceeds may be made any time within 60 days from the date on which the investor received the distribution.

     Right To Reject Purchase and Exchange Orders. Purchases and Exchanges should be made for investment purposes only. The Funds each reserve the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one Fund and to purchase shares of another Fund, the Funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the Funds reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When a Fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, the Fund may delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In this case, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming Fund.

     Each Fund other than the U.S. Treasury Money Market Fund also reserves the right to reject purchase and exchange orders pursuant to its excessive trading Policy as set forth in the prospectus under the caption, "How to Buy, Sell, Exchange and Transfer Shares -- Excessive Trading policy."

           TOTAL RETURN, YIELD AND TAX-EQUIVALENT YIELD INFORMATION


     Each of the Funds (except the Money Market Fund) from time to time may include its average annual total return in advertisements or information furnished to present or prospective shareholders. The average annual total returns, before taxes, for each of the Funds, and after taxes on distributions, and after taxes on distributions and sale for the Class A shares of each Fund, for the one, five and ten year periods ended November 30, 2004 (or since inception, if the Fund does not have 10 years of operations) were:




----------------------------------------------------------------------------------- ---------------- -------------- ---------------
                                                                                         Past        Past 5 Years      Past 10
  For the periods ended November 30, 2004                                              One Year                         Years/
                                                                                                                        Since
                                                                                                                      Inception
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
Flex Cap Opportunity Fund
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return Before Taxes:  Class A                                                                                          (1)
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return After Taxes on Distributions - Class A                                                                          (1)
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A                                                  (1)
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return Before Taxes:  Class B                                                                                          (1)
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return Before Taxes:  Class C                                                                                          (1)
----------------------------------------------------------------------------------- ---------------- -------------- ---------------

----------------------------------------------------------------------------------- ---------------- -------------- ---------------
Small Company Fund *
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return Before Taxes:  Class A
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return After Taxes on Distributions - Class A
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return Before Taxes:  Class B
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return Before Taxes:  Class C
----------------------------------------------------------------------------------- ---------------- -------------- ---------------

----------------------------------------------------------------------------------- ---------------- -------------- ---------------
Mid Cap Growth Fund
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return Before Taxes:  Class A
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return After Taxes on Distributions - Class A
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return Before Taxes:  Class B
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return Before Taxes:  Class C                                                                                           (5)
----------------------------------------------------------------------------------- ---------------- -------------- ---------------

----------------------------------------------------------------------------------- ---------------- -------------- ---------------
International Equity Fund
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return Before Taxes:  Class A
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return After Taxes on Distributions - Class A
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return Before Taxes:  Class B
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return Before Taxes:  Class C                                                                                           (6)
----------------------------------------------------------------------------------- ---------------- -------------- ---------------

----------------------------------------------------------------------------------- ---------------- -------------- ---------------
Growth Index Fund
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return Before Taxes:  Class A                                                                                           (7)
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return After Taxes on Distributions - Class A                                                                           (7)
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A                                                   (7)
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return Before Taxes:  Class B                                                                                           (7)
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return Before Taxes:  Class C                                                                                           (5)
----------------------------------------------------------------------------------- ---------------- -------------- ---------------

----------------------------------------------------------------------------------- ---------------- -------------- ---------------
Common Stock Fund
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return Before Taxes:  Class A
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return After Taxes on Distributions - Class A
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return Before Taxes:  Class B
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return Before Taxes:  Class C                                                                                           (6)
----------------------------------------------------------------------------------- ---------------- -------------- ---------------



                                      47



----------------------------------------------------------------------------------- ---------------- -------------- ---------------
Balanced Fund
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return Before Taxes:  Class A
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return After Taxes on Distributions - Class A
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return Before Taxes:  Class B
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return Before Taxes:  Class C
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return Before Taxes:  Class D
----------------------------------------------------------------------------------- ---------------- -------------- ---------------

----------------------------------------------------------------------------------- ---------------- -------------- ---------------
High Yield Bond Fund
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return Before Taxes:  Class A                                                                                           (9)
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return After Taxes on Distributions - Class A
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return Before Taxes:  Class B
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return Before Taxes:  Class C
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
Capital Markets Income Fund
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return Before Taxes:  Class A                                                                                          (10)
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return After Taxes on Distributions - Class A
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return Before Taxes:  Class B
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return Before Taxes:  Class C



----------------------------------------------------------------------------------- ---------------- -------------- ---------------


----------------------------------------------------------------------------------- ---------------- -------------- ---------------
Bond Fund
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return Before Taxes:  Class A
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return After Taxes on Distributions - Class A
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return Before Taxes:  Class B
----------------------------------------------------------------------------------- ---------------- -------------- ---------------

----------------------------------------------------------------------------------- ---------------- -------------- ---------------
Tax-Free Income Fund
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return Before Taxes:  Class A
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return After Taxes on Distributions - Class A
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A
----------------------------------------------------------------------------------- ---------------- -------------- ---------------

----------------------------------------------------------------------------------- ---------------- -------------- ---------------
New York Tax-Free Income Fund
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return Before Taxes:  Class A                                                                                          (11)
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return After Taxes on Distributions - Class A                                                                          (11)
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A
----------------------------------------------------------------------------------- ---------------- -------------- ---------------

----------------------------------------------------------------------------------- ---------------- -------------- ---------------
Pennsylvania Tax-Free Trust
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return Before Taxes:  Class A
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return After Taxes on Distributions - Class A
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A
----------------------------------------------------------------------------------- ---------------- -------------- ---------------

----------------------------------------------------------------------------------- ---------------- -------------- ---------------
Government Securities Fund
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return Before Taxes:  Class A
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return After Taxes on Distributions - Class A
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A
----------------------------------------------------------------------------------- ---------------- -------------- ---------------

----------------------------------------------------------------------------------- ---------------- -------------- ---------------
Short Maturity Government Fund
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return Before Taxes:  Class A                                                                                          (12)
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return After Taxes on Distributions - Class A                                                                          (12)
----------------------------------------------------------------------------------- ---------------- -------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A                                                  (12)
----------------------------------------------------------------------------------- ---------------- -------------- ---------------






(1)  From inception on February 25, 2000    (7)   From inception on September 13, 1999
(2)  From inception on April 1, 1996        (8)   From inception on January 4, 1999
(3)  From inception on July 9, 2001         (9)   From inception on June 23, 1997
(4)  From inception on January 12, 1998     (10)  From inception on March 10, 2003
(5)  From inception on March 30, 2000       (11)  From inception on March 27, 1995
(6)  From inception on May 4, 1998          (12)  From inception on March 24, 1995

     The above returns before taxes were computed by assuming a hypothetical initial payment of $1,000. From this $1,000 the maximum sales load of $50 (5.0% of the public offering price for the Class A shares of the Flex Cap Opportunity, Small Company Mid Cap Growth, and International Equity, Common Stock, and Balanced Funds; $40 (4.0% of the public offering price for the Class A shares of the Bond, Government Securities, Tax-Free Income, New York and Pennsylvania Funds); and $10 (1% for the Class A shares of the Short Maturity Government Fund) was deducted. It then was assumed that all of the dividends and distributions by each of the Funds over the relevant time period were reinvested. It then was assumed that at the end of the one-, five- or ten-year period, after taking into account all applicable recurring and nonrecurring expenses, the entire amount was redeemed. The average annual total return then was calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon redemption (i.e., the average annual compound rate of return). For the Class B shares, the maximum offering price is equal to the net asset value, and it is assumed that the investment is redeemed at the end of the period. No information is shown for the Core Mid Cap Fund because it began operations on March 29, 2004.

     After-tax returns are shown only for Class A and after-tax returns for other classes of shares will vary. After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. It is assumed that taxes are paid out of distributions and that only the net amount of distributions after taxes are reinvested in Fund shares. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or tax-advantaged education savings accounts, such as qualified tuition programs or Coverdell Education Savings Accounts.


     Each Fund's average annual total return and current yield will vary depending upon market conditions, the securities comprising such Fund's portfolio, such Fund's operating expenses and the amount of net capital gains or losses realized by such Fund during the period. An investment in any of the Funds will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

     Each of the Funds also from time to time may advertise its total return for specified periods without subtracting the sales load, to illustrate better the performance of money already invested in the Fund during those periods.

     On occasion, the Funds may compare their average annual total return figures to mutual fund averages such as those compiled by Lipper Analytical Services, Inc., and to market indices such as the Dow Jones Industrial Average, the Standard & Poor's 500, the S&P/S BARRA Growth Index, the S&P/BARRA Value Index, the Standard and Poors 400 Midcap Index, the Russell 2000 Index and the Shearson Lehman Aggregate Bond Index.


     The High Yield, Capital Markets Income, Bond, Tax-Free Income, Pennsylvania, New York, Government Securities and Short Maturity Government Funds' annualized yields for the 30-day period ended November 30, 2004 were:




                                Class A Shares              Class B Shares          Class C shares          Class S shares
                                --------------              --------------          --------------          --------------
High Yield                                                                                                        N/A
Capital Markets Income                                                                                            N/A
Bond Fund                                                                                 N/A
Tax-Free Income                                                                           N/A
Pennsylvania                                                                              N/A
New York                                                                                  N/A
Gov't Securities                                                                          N/A
Short Maturity                                                                            [ ]

The average daily number of shares outstanding during the period that were eligible to receive dividends were:



                                Class A Shares              Class B Shares           Class C Shares          Class S shares
                                --------------              --------------           --------------          --------------
High Yield
Capital Markets Income
Bond Fund                                                        N/A                      N/A                     N/A
Tax-Free Income                                                  N/A                      N/A                     N/A
Pennsylvania                                                     N/A                      N/A                     N/A
New York                                                         N/A                      N/A                     N/A
Gov.'t Securities                                                N/A                      N/A                     N/A
Short Maturity                                                   N/A                      N/A                     [ ]



Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield then was annualized on a bond equivalent basis assuming semi-annual reinvestment and compounding of net investment income.


     These Funds also may show yield to those already invested in the Funds by using the net asset value per share instead of the maximum offering price per share in the above calculations, which has the effect of raising the quoted yields. Using net asset values, the yields of the Class A shares of the High Yield, Capital Markets Income, Bond, Tax-Free Income, Pennsylvania, New York, Government Securities and Short Maturity Government Funds as of November 30, 2004 were [ ]%, [ ]%, [ ]%, [ ]%, [ ]%, [ ]%, [ ]% and [ ]%, respectively.

     In addition, the Tax-Free Income, Pennsylvania and New York Funds may quote tax-equivalent yield in advertisements. The calculation of tax-equivalent yield is done by multiplying the tax-exempt part of the Fund's yield by an amount which is one minus a stated tax rate, and adding the result to that part, if any, of the Fund's yield that is taxable. As of November 30, 2004, the tax-equivalent yield of the Tax-Free Income Fund was [ ]%, the tax-equivalent yield of the Pennsylvania Fund was [ ]%, and the tax-equivalent yield of the New York Fund was [ ]%. For purposes of the above tax-equivalent yield calculations the assumed federal tax rate is 35%. In the case of the New York and Pennsylvania Funds, the assumed combined federal and state tax rates are [40.01]% and [36.82]%, respectively.


     The Money Market Fund normally computes its annualized yield by determining the net income for a seven-day base period for a hypothetical pre-existing account having a balance of one share at the beginning of the base period, dividing the net income by the net asset value of the account at the beginning of the base period to obtain the base period return, multiplying the result by 365 and then dividing by seven. In accordance with regulations adopted by the SEC, the Money Market Fund is required to disclose its annualized yield for certain seven-day base periods in a standardized manner which does not take into consideration any realized or unrealized gains or losses on portfolio securities. The SEC also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return which is done by adding one to the base period return, raising the sum to a power equal to 365 divided by seven and subtracting one from the result.

     The yield quoted should not be considered a representation of the yield of the Money Market Fund in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Money Market Fund and changes in interest rates on such investments, but also on changes in the Money Market Fund's expenses during the period.

     Yield information may be useful in reviewing the performance of the Money Market Fund and for providing a basis for comparison with other investment alternatives. However, the Money Market Fund's yield fluctuates, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time.

                              GENERAL INFORMATION

     Copies of the Amended and Restated Articles of Incorporation and the By-Laws of the Company, each as amended and supplemented, the Amended and Restated Declaration of Trust and the Code of Regulations of the Pennsylvania Fund, and various agreements referred to in the Prospectus and this Statement of Additional Information are filed with the registration statement at the SEC to which reference is made for their full terms. Such documents and other information filed with the SEC may be obtained from the SEC upon payment of the fees prescribed by the Rules of the SEC and are also now available at the SEC's Internet Web site at http://www.sec.gov. All cash and securities of the Funds, except for U.S. Government Securities which are represented only in book entry form at the Federal Reserve Bank, are held by State Street or in a central depository system in the name of State Street Bank & Trust - Kansas City, 801 Pennsylvania Avenue, Kansas City, Missouri 64105 as the Funds' Custodian. State Street is also Dividend Disbursing Agent for the Funds' shares. Sentinel Service is Transfer Agent and Registrar for the Funds' shares. All correspondence regarding the Funds should be mailed to Sentinel Administrative Service Company, P.O. Box 1499, Montpelier, Vermont 05601-1499.

     The independent accountants for the Funds are   , located at   . The
independent accountants are responsible for auditing the annual financial statements of the Company and the Pennsylvania Fund.

     Counsel for the Funds is Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019.


                             FINANCIAL STATEMENTS

     [       ] financial statements for the Company and for the Pennsylvania
Fund at November 30, 2004 and for the year then ended are incorporated by reference to the Funds' 2004 Annual Report to Shareholders.

                                  Appendix A

     Description of Moody's Investor Service, Inc.'s ("Moody's") Municipal
                                 Bond Ratings

                               Long-Term Ratings
                   Debt Ratings--U.S. Tax-Exempt Municipals

There are nine basic rating categories for long-term obligations. They range from Aaa (highest quality) to C (lowest quality). Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The Modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier3 indicates that the issue ranks in the lower end of its generic category. Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable United States government obligations or non-callable obligations unconditionally guaranteed by the U.S. government are identified with a # (hatchmark) symbol, eg. # Aaa.

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (...) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by: (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Description of Standard & Poor's Municipal Issue Ratings

Municipal Issue Rating Definitions
A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. Issue credit ratings can be either

Long-term Issue Credit Ratings
Issue credit ratings are based in varying degrees, on the following considerations:

     1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
     2.   Nature of and provisions of the obligation; and
     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA
An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, And C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c
The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p
The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*
Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r
The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.
Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', 'BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

                                  APPENDIX B

                   ECONOMIC AND OTHER CONDITIONS IN NEW YORK

     The following information is a brief summary of factors affecting the economy of New York City (the "City") or New York State (the "State" or "New York") and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon the most recent publicly available offering statements relating to debt offerings of state and local issuers and other demographic information, and it does not reflect recent developments since the dates of such offering statements and other information. The Fund has not independently verified this information.

     The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York municipal bonds in which the Fund invests.

New York City

     General. More than any other municipality, the fiscal health of the City has a significant effect on the fiscal health of the State.

     The Mayor is responsible for preparing the City's financial plan, including the financial plan for the 2003 through 2007 fiscal years submitted to the New York State Financial Control Board (the "Control Board") on June 30, 2003 (the "June Financial Plan") and Modification No. 04-2 to the June Financial Plan submitted to the Control Board on January 23, 2004 which, among other things, contains the Mayor's preliminary budget for the 2005 fiscal year and extends the financial plan to include fiscal year 2008 (as so modified, the "2004-2008 Financial Plan," "Financial Plan" or "City Financial Plan"). The City's projections set forth in the City Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize.

     For each of the 1981 through 2003 fiscal years, the City's General Fund had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles ("GAAP"), after discretionary and other transfers. For the 2003 fiscal year, the City's General Fund had an excess of revenues over expenditures of $1.422 billion, before discretionary and other transfers. General Fund total revenues for the 2003 fiscal year were approximately $44.34 billion. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without proposed tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base.

     As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's current Financial Plan projects budget balance in the 2004 and 2005 fiscal years and budget gaps for each of the 2006 through 2008 fiscal years. A pattern of current year balance and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved an excess of revenues over expenditures, before discretionary transfers, for each fiscal year.

     World Trade Center Attack. On September 11, 2001, two hijacked passenger jetliners flew into the World Trade Center, resulting in a substantial loss of life, destruction of the World Trade Center and damage to other buildings in the vicinity. Trading on the major New York stock exchanges was suspended until September 17, 2001, and business in the financial district was interrupted.

     Recovery, clean up and repair efforts have resulted in substantial expenditures. The City has been largely reimbursed by the federal government for all of its direct costs for response and remediation of the World Trade Center site. In addition, the State authorized the New York City Transitional Finance Authority ("TFA") to have outstanding $2.5 billion of bonds ("Recovery Bonds") and notes ("Recovery Notes") to pay costs related to or arising from the September 11 attack ("Recovery Costs"), of which the TFA currently has outstanding approximately $2 billion.

     City's Financing Program. Implementation of the Financial Plan is dependent upon the City's ability to market its securities successfully. Implementation of the Financial Plan is also dependent upon the ability to market the securities of other financing entities, including the New York City Municipal Water Finance Authority (the "Water Authority") which issues debt secured by water and sewer revenues. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, Water Authority and other bonds and notes will be subject to prevailing market conditions. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

     2004-2008 Financial Plan. For the 2003 fiscal year, the City's General Fund had an excess of revenues over expenditures of $1.422 billion, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers. The 2003 fiscal year is the twenty-third consecutive year that the City has achieved an excess of revenues over expenditures, before discretionary and other transfers, and balanced operating results, after discretionary and other transfers.

     The City's expense and capital budgets for the 2004 fiscal year were adopted on June 27, 2003. The June Financial Plan, which is based on the City's expense and capital budgets for the 2004 fiscal year, projected revenues and expenditures for the 2003 and 2004 fiscal years balanced in accordance with GAAP, and projected gaps of $2.0 billion, $3.2 billion and $3.3 billion for fiscal years 2005, 2006 and 2007, respectively. The June Financial Plan reflected reductions made during fiscal year 2003 in projected revenues for fiscal year 2004 and subsequent fiscal years of greater than $2 billion annually and annual increases in projected net expenditures of greater than $1 billion. The reduction in projected revenues was primarily due to a decline in projected tax revenues reflecting the September 11 attack and a continued weak economy, which had resulted in lower wage earnings, lower corporate earnings, local job losses, a disruption in tourism and related spending and a decline in financial services sector profits and employee income. The June Financial Plan contained a gap-closing program which included expenditure reductions and an 18.49% property tax increase, a temporary increase in personal income tax rates for City residents with taxable income above specified amounts and a temporary increase in the City portion of the sales tax.

     On January 23, 2004, the City submitted to the Control Board the Financial Plan (which was consistent with the Mayor's preliminary budget released on January 15, 2004) for the 2004 through 2008 fiscal years, which relates to the City and certain entities which receive funds from the City. The Financial Plan is a modification to the June Financial Plan, as subsequently modified by the financial plan submitted to the Control Board on November 18, 2003 (the "November Financial Plan"). The Financial Plan projects revenues and expenditures for the 2004 and 2005 fiscal years balanced in accordance with GAAP, and projects gaps of $2.0 billion, $2.9 billion and $2.2 billion for fiscal years 2006 through 2008, respectively, after implementation of a gap-closing program, a proposed property tax rebate and a pay-as-you-go expenditure program for school construction capital costs described below.

     Increases in projected revenues since the June Financial Plan total $1.1 billion, $975 million, $643 million and $737 million in fiscal years 2004 through 2007, respectively, including an increase in projected tax revenues of $765 million, $526 million, $507 million and $585 million in fiscal years 2004 through 2007, respectively, resulting primarily from increases in personal income and business tax revenues, primarily due to improved securities industry profits and the improving local and national economies, and increases in mortgage recording, real property transfer and sales tax revenues. In addition, projected net expenditures have increased since the June Financial Plan by $230 million, $554 million and $758 million in fiscal years 2005 through 2007, respectively. Increases in projected expenditures since the June Financial Plan include: (i) increased spending for Medicaid totaling $248 million, $163 million, $225 million and $418 million for fiscal years 2004 through 2007, respectively;
(ii) increased public assistance spending of $59 million in fiscal year 2004 and $69 million annually in each of fiscal years 2005 through 2007; (iii) increased health insurance costs of approximately $33 million annually in each of fiscal years 2005 through 2007 and (iv) new agency spending totaling between $355 million and $394 million in each of fiscal years 2004 through 2007. Decreases in projected expenditures since the June Financial Plan total $320 million, $217 million, $150 million and $156 million in fiscal years 2004 through 2007, and include lower than anticipated pension contributions reflecting greater than assumed financial investment returns on pension assets as of June 30, 2003, and debt service savings, as well as a reduction in the estimate of prior years' expenses by $300 million in fiscal year 2004. The Financial Plan includes proposed discretionary transfers and prepayments in fiscal year 2004 of $1.39 billion, reflecting prepayments of debt service of $695 million due in each of fiscal years 2005 and 2006.

     In addition, the Financial Plan sets forth gap-closing actions to eliminate the previously projected gap for the 2005 fiscal year and to reduce previously projected gaps for fiscal years 2006 and 2007. The gap-closing actions include: (i) reduced agency expenditures or increased revenues totaling approximately $325 million in each of fiscal years 2004 and 2005 and approximately $195 million in each of fiscal years 2006 and 2007; and (ii) assumed additional federal assistance totaling $300 million and State assistance totaling $400 million in each of fiscal years 2005 through 2007, which require the approval of the federal and State governments. The additional federal actions assumed in the Financial Plan could include continuation in subsequent fiscal years of the increase in 2004 in the share of Medicaid costs paid by the federal government totaling between $242 million and $265 million annually in fiscal years 2005 through 2007, as well as increased education, homeland security and other federal assistance. Additional State actions could include Medicaid cost containment, the State takeover of the City's funding of Medicaid long-term care and Family Health Plus or other State assistance. The gap-closing actions set forth in the Financial Plan are partially offset by a proposed property tax rebate for homeowners totaling between $250 million and $263 million in each of fiscal years 2005 through 2007 and a pay-as-you-go expenditure program for school construction capital costs reflecting increases of $100 million in fiscal year 2004 and $200 million in each of fiscal years 2005 through 2007.

     The Financial Plan also reflects legislation enacted by the State Legislature, over the Governor's veto, pursuant to which the Local Government Assistance Corporation ("LGAC") is to make available to the City or its assignee $170 million annually. The City has stated that it intends to assign the $170 million annual payment to the Sales Tax Asset Receivable Corporation ("STAR Corp."), a local development corporation created to issue bonds to finance the cost of debt service on bonds of the Municipal Assistance Corporation for the City of New York ("MAC") otherwise payable from City sales tax revenues. The STAR Corp. financing would make available to the City approximately $500 million annually in fiscal years 2004 through 2008 by reducing the amount of City revenues retained by MAC for its debt service or reimbursing the City for revenues already retained in the 2004 fiscal year. The State and LGAC brought suit against the City and the STAR Corp. challenging the constitutionality of the legislation and seeking to prevent the issuance of bonds by STAR Corp. The State Supreme Court granted the City's and STAR Corp.'s motion for summary judgment and issued a preliminary injunction preventing STAR Corp. from issuing its bonds pending the plaintiffs' appeal of that decision.

     The Financial Plan also reflects other proposed State assistance which requires the approval of the State government. State actions proposed in the Financial Plan include a proposed regional transportation initiative which would produce savings for the City totaling approximately $150 million annually in fiscal year 2005 and thereafter by transferring responsibility for the local private bus system to the Metropolitan

Transportation Authority ("MTA"), which is subject to MTA and other approvals. In addition, the Governor has released the 2004-2005 Executive Budget, which will be considered for adoption by the State Legislature. The City estimates that the 2004-2005 Executive Budget, if adopted by the State Legislature, would provide the City with substantially less assistance than assumed in the City's gap-closing program set forth in the Financial Plan. The nature and extent of the impact on the City of the federal and State budgets, when adopted, is uncertain, and no assurance can be given that federal or State actions included in the federal and State adopted budgets may not have a significant adverse impact on the City's budget and its Financial Plan.

     The Financial Plan does not make any provision for wage increases, other than the pay increases for the 2000-2002 round of bargaining and pay increases to be funded by productivity initiatives. It is estimated that each 1% wage increase for all City employees for subsequent contract periods would cost approximately $212 million annually (including benefits). In addition, overtime spending, starting in fiscal year 2005, could exceed amounts projected in the Financial Plan by $150 million annually. The City Comptroller and others have issued reports identifying various risks. See "Certain Reports" within. In addition, the economic and financial condition of the City may be affected by various financial, social, economic, geo-political and other factors which could have a material effect on the City.

     Assumptions. The Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the effects on the City economy of the September 11 attack, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 2004 through 2008 fiscal years; realization of projected interest earnings for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of Health and Hospitals Corporation and other such entities to maintain balanced budgets; the willingness of the federal government to provide the amount of federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor, the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; and the ability of the City and other financing entities to market their securities successfully in the public credit markets. (See "Certain Reports" within).

     Personal Service Costs. The Financial Plan projects that the authorized number of City-funded full-time and full-time equivalent employees whose salaries are paid directly from City funds, as opposed to federal or State funds or water and sewer funds, will increase slightly from an estimated level of 251,841 on June 30, 2004 to an estimated level of 252,434 by June 30, 2008.

     Intergovernmental Aid. For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be delays or reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the federal budget negotiation process could result in a reduction or a delay in the receipt of federal grants, which could have adverse effects on the City's cash flow or revenues.

     Certain Reports. From time to time, the Control Board staff, the Office of the State Deputy Comptroller ("OSDC"), the City Comptroller, the Independent Budget Office ("IBO") and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to



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eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that reports and statements will continue to be issued and to engender public comment.

     On February 12, 2004, the staff of the OSDC issued a report on the Financial Plan. The report identified net risks of $482 million, $1.5 billion, $1.4 billion, $1.4 billion and $1.3 billion for fiscal years 2004 through 2008, respectively, which, when added to the gaps projected in the Financial Plan, would result in gaps of $482 million, $1.5 billion, $3.4 billion, $4.2 billion and $3.5 billion in fiscal years 2004 through 2008, respectively. The risks to the Financial Plan identified in the report include: (i) the proposed MAC refinancing, which would eliminate approximately $500 million in annual debt service costs in fiscal years 2004 through 2008, and which has been challenged in a lawsuit; (ii) the proposed transfer of responsibility for private bus lines to the MTA which would reduce City subsidies by approximately $150 million annually starting in fiscal year 2005, and which requires agreement with the MTA; (iii) the uncertainty of the amount and form of any federal and State gap-closing assistance, totaling $300 million and $400 million, respectively, assumed in the Financial Plan for each of fiscal years 2005 through 2008; (iv) the possibility that the City will be required to reserve between $51 million and $65 million annually in fiscal years 2004 through 2008 of tobacco settlement revenues with respect to outstanding TSASC bonds, that would otherwise accrue to the City's budget; (v) possible increased spending for overtime of $25 million in fiscal year 2004, and $150 million in each of fiscal years 2005 through 2008; and (vi) $100 million annually beginning in fiscal year 2005 if the City is required to reallocate City funding from existing educational programs to match a State grant. The report noted that these risks could be partially offset by tax revenues which could exceed Financial Plan projections by $100 million in fiscal year 2004, $125 million in fiscal year 2005 and between $200 million and $225 million annually in fiscal years 2006 through 2008, and by lower pension contributions of $30 million, $70 million, $120 million and $190 million in fiscal years 2005 through 2008, respectively, if returns on pension assets in fiscal year 2004 continue to exceed the investment earning target for the remainder of fiscal year 2004.

     In addition to the risks identified in the report, the report noted that wage increases at the projected inflation rate, without productivity savings, would increase costs by $840 million, $1.4 billion, $1.8 billion, $2.4 billion and $2.8 billion in fiscal years 2004 through 2008, respectively. The report also noted that the Court of Appeals had ruled that the State formula for distributing State education aid is unconstitutional and that the Campaign for Fiscal Equity, the plaintiff in the court case, has suggested a significant increase in State funding for education. In addition, the report noted that an actuarial consultant hired by the City has completed a biennial review of the methodologies and assumptions used to calculate pension contributions, and has proposed changes in a number of assumptions, such as overtime, that could increase City pension contributions by approximately $250 million annually. The report also noted that, while current data support the improving prospects for the national and local economies, higher long-term interest rates could not only divert resources necessary for investment and economic growth, but also could strike at the profitability of Wall Street, a major factor in the City's fiscal and economic health. Finally, the report noted that the City can draw upon reserves and other resources if needed in fiscal years 2004 and 2005, but that continued progress toward recurring budget balance will depend on sustained economic improvement, an affordable labor agreement and a reduction in the projected growth in nondiscretionary spending.

     On December 15, 2003, the City Comptroller released a report on the November Financial Plan. The report noted that while recent economic data shows promising signs for the City's and the nation's economies, the City still faces significant financial challenges in the near future, with multi-billion dollar deficits in the years ahead. In his report, the City Comptroller identified risks for fiscal years 2004



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through 2007 which, when added to the gaps in the November Financial Plan, result in gaps of $423 million, $2.3 billion, $3.9 billion and $4.4 billion in fiscal years 2004 through 2007, respectively.

     The risks and possible resources set forth in the City Comptroller's report include: (i) the possibility that projected non-property taxes could be greater than projected in the Financial Plan by $197 million, $301 million, $234 million and $195 million in fiscal years 2004 through 2007, respectively;
(ii) possible increased overtime expenditures of $128 million in each of fiscal years 2004 through 2007; (iii) a regional transportation initiative totaling approximately $150 million annually in each of fiscal years 2005 through 2007, which would transfer responsibility for the City's private bus system to the MTA, and which requires MTA approval; and (iv) the proposed State takeover of MAC debt service totaling approximately $490 million annually in each of fiscal years 2004 through 2007, which is being challenged by the Governor in State court:

     In addition to the risks identified in the report, the report noted that implementation of the findings of a recent actuarial audit could result in increased City pension contributions of approximately $200 million to $250 million annually and that the significant rise in the number of Medicaid enrollees may require additional spending. However, with respect to the possibility of increased pension contributions, the report noted that the Chief Actuary is in the process of reviewing the findings of the recent actuarial audit to determine his own recommendations, and has indicated that he will possibly modify some of the recommendations and may recommend other significant changes, which could alter the financial impact of the impending changes. The report also noted that the November Financial Plan does not contain funding for any wage increases for the new round of collective bargaining, and that every 1% increase in wages and salaries would cost the City $220 million. Finally, the report noted that the State budget process for the upcoming fiscal year will likely have a significant impact on the City's State aid projections for fiscal year 2005.

     On December 22, 2003, the staff of the Control Board issued a report reviewing the November Financial Plan. In its report, the staff noted that the City projects a balanced budget for fiscal year 2004, but still faces fiscal challenges for subsequent years. The report identified net risks of $640 million, $758 million, $814 million and $829 million for fiscal years 2004 through 2007, respectively, which, when combined with the gaps projected in the November Financial Plan, result in estimated gaps of $640 million, $2.6 billion, $4.2 billion and $4.7 billion for fiscal years 2004 through 2007, respectively. These risks include: (i) a regional transportation initiative totaling approximately $150 million annually in each of fiscal years 2005 through 2007, which would transfer responsibility for the City's private bus system to the MTA and which is subject to successful negotiations with the MTA; (ii) the proposed refinancing of outstanding MAC indebtedness, which would make available to the City approximately $500 million annually in fiscal years 2004 through 2008, and which is being challenged in State court; and
(iii) the possibility that overtime could be greater than expected by $184 million in fiscal year 2004 and by between $273 million and $282 million in each of fiscal years 2005 through 2007. The report further noted that these risks could be partially offset in fiscal years 2004 and 2005 by $75 million of greater than projected tax revenues and by increased miscellaneous revenues of $75 million in fiscal year 2005 and $100 million in each of fiscal years 2006 and 2007.

     In addition to the risks identified in the report, the report noted that the City's budget gaps could increase if future salary increases resulting from labor negotiations are not offset by productivity improvements. Moreover, the report noted that both the State and federal governments are expecting large budget deficits which will limit their ability to provide the level of operating budget relief provided in the past, and unresolved issues on education funding mandated by the New York State Court of Appeals could further impact the City. Finally, with respect to the current economic recovery, the report noted that, while the current low interest rate environment has accorded the City's finance sector economic benefits, with the economy growing rapidly, monetary policy will possibly be tightened next year, and the consequence of higher interest rates for the finance sector could be pronounced.



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     Seasonal Financing Requirements. The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short term obligations within their fiscal year of issuance. The City anticipates that its seasonal financing needs for its 2004 fiscal year will be satisfied by the $1.5 billion of short-term obligations that it issued on October 16, 2003. To finance its projected cash flow needs, the City issued $1.5 billion of short term obligations in fiscal years 2003 and 2002, $750 million of short term obligations in fiscal years 2001 and 2000, $500 million of short term obligations in fiscal year 1999 and $1.075 billion of short term obligations in fiscal year 1998. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short term notes in amounts exceeding those expected early in such fiscal years.

     Outstanding Indebtedness. As of December 31, 2003, the City and the Municipal Assistance Corporation for the City of New York had respectively approximately $29.698 billion and $2.052 billion of outstanding net long term debt.

     Water, Sewer and Waste. The New York City Municipal Water Finance Authority ("Water Authority") is authorized to issue bonds to finance capital investment in the City's water and sewer system. Pursuant to State law, debt service on this indebtedness is secured by water and sewer fees paid by users of the water and sewer system. Such fees are revenues of the Water Board, which holds a lease interest in the City's water and sewer system. After providing for debt service on obligations of the Water Authority and certain incidental costs, the revenues of the Water Board are paid to the City to cover the City's costs of operating the water and sewer system and as rental for the system. The City's capital improvement program applicable to the City's water and sewer system covering fiscal years 2004 through 2013, projects City-funded water and sewer investment (which is expected to be financed with proceeds of Water Authority debt) at approximately $16.9 billion. The City's capital commitment plan for the fiscal years 2004 through 2008 reflects total anticipated City-funded water and sewer commitments of $9.4 billion which are expected to be financed with the proceeds of Water Authority debt.

     Since 1993, the United States Environmental Protection Agency ("USEPA") has issued filtration avoidance determinations ("FADs") pursuant to which the City is not required to filter water from the Catskill and Delaware Systems. The current FAD extends until further determination is made, now scheduled for April 2007. The City has estimated that if filtration of the Catskill/Delaware water supply system is ultimately required, the construction expenditures required could be between $3 billion and $4 billion.

     Litigation. The City is a defendant is a significant number of lawsuits. While the ultimate outcome and fiscal impact, if any, on the City of the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the City Financial Plan. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2003 amounted to approximately $4.5 billion.

New York State

     The New York Economy. The New York economy is slowly emerging from recession. The long recovery from the September 11th terrorist attack and the loss of momentum in the national recovery due to corporate governance scandals and international tensions resulted in a lengthening of the State's recession. However, employment losses have stabilized and growth is evident in several sectors. State nonagricultural employment is projected to rise 0.8 percent in 2004. Both wage income and personal income are estimated to rise 5.1 percent in 2004. The unemployment rate for 2002 and 2003 was 6.1 percent and 6.2 percent, respectively, and is expected to remain at 6.2 percent for 2004.

     New York is the third most populous state in the nation and has a relatively high level of personal wealth. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education, and health services employment,



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and a very small share of the nation's farming and mining activity. The services sector accounts for more than four of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the test of the nation. Manufacturing employment continues to decline in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. As defined under NAICS, the trade, transportation and utilities sector accounts for the largest component of state nonagricultural employment, but only the third largest when measured by income share. New York City is the nation's leading center of banking and finance and as a result, this is far more important in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages. Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Federal, State and local governments together comprise the second largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector.

     Economic and Demographic Trends. In the calendar years 1990 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and had been slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate, and, in 2000, the rates were essentially the same. In 2001, the September 11 attack resulted in a slowdown in New York that was more severe than in the nation as a whole. Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has narrowed in recent years. Total State nonagricultural employment has declined as a share of national nonagricultural employment.

     State Financial Plan and 2004-2005 Executive Budget. The State's current fiscal year began on April 1, 2003 and ends on March 31, 2004. The State ended its 2002-2003 fiscal year in balance on a cash basis, with a reported closing balance in the General Fund of $815 million.

     The State has released its third quarterly update to its Annual Information Statement, dated January 26, 2004 (the "January Update"), which reflects the Governor's Executive Budget for the 2004-2005 fiscal year and other changes to its financial plan projections. The State financial plan, as updated in the January Update (the "Financial Plan" or "State Financial Plan"), projects balance on a cash basis for the 2003-2004 fiscal year, with a closing balance in the General Fund of $1.0 billion. The Governor's Executive Budget projects balance on a cash basis for the 2004-2005 fiscal year, with a closing balance in the General Fund of $964 million. The State Financial Plan also contains projections of a potential imbalance in the 2005-2006 fiscal year of $2.9 billion and in the 2006-2007 fiscal year of $4.3 billion, assuming implementation of the 2004-2005 Executive Budget recommendations and no funding for possible collective bargaining salary increases or productivity savings.

     The January Update identifies a number of risks, including costs that could materialize as a result of adverse rulings in pending litigation, increased school aid funding related to recent court rulings, future collective bargaining agreements with State employee unions and federal disallowances or other federal actions that could produce adverse effects on the State's projections of receipts and disbursements, as well as risks relating to the national and local economies, including unpredictable events such as a terror attack, the possibility of monetary tightening by the Federal Reserve Board or a decline in consumption growth or the dollar.

     The Governor's Executive Budget contains a number of proposals, including Medicaid and health care cost containment, the State takeover of Medicaid long-term care costs, increased school aid funding



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from the proceeds of video lottery terminals in response to recent court rulings, and extending the suspension of the exemption for sales tax on clothing and footwear.

     The Legislature and the State Comptroller will review the Governor's Executive Budget and are expected to comment on it. There can be no assurance that the Legislature will enact the Executive Budget into law, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth in the Executive Budget.

     Special Considerations. Many complex political, social, and economic forces influence the State's economy and finances, which may in turn affect the State Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. The Division of the Budget ("DOB") believes that its current receipts and spending estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast.

     In addition to certain risks to the national forecast that include, among others, (i) unpredictable events such as a terrorist attack, a destructive attack on oil facilities abroad or a policy shift on the part of oil-producing nations; (ii) a corporate governance scandal of Enron proportions; (iii) the Federal Reserve Board initiating a policy of monetary tightening sooner than anticipated; (iv) households demonstrating a weaker response than expected to the fiscal stimulus provided by the tax cut and (v) a dollar collapse which would impart a substantial inflationary impulse to the economy, there are risks specific to the New York economy. Another attack targeted at New York City would once again disproportionately affect the State economy. Any other such shock that had a strong and prolonged impact on the financial markets would also disproportionately affect New York State, resulting in lower income and employment growth than reflected in the current forecast. In addition, if the national and world economies grow more slowly than expected, demand for New York State goods and services would also be lower than projected, dampening employment and income growth relative to the forecast. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with increased activity in mergers and acquisitions and IPOs is possible, resulting in higher wage growth than projected.

     The State's economic expansion is starting to gain momentum, and forecasting at or near a business cycle turning point is fraught with risk. Moreover, the financial markets, which are pivotal to the direction of the downstate economy, are currently in a state of extreme flux. In the wake of several high-profile scandals, the pace of both technological and regulatory change is as rapid as it has ever been. These circumstances compound even further the difficulty in projecting industry revenues and profits.

     The State is negotiating new labor contracts with several State employee unions. The recently expired four-year agreements included a $500 nonrecurring lump sum payment and salary increases of 3 percent in 1999-2000 (effective mid-year), 3 percent in 2000-2001 and 3.5 percent in 2001-2002 and 2002-2003, at a cost to the General Fund of approximately $2.5 billion over the life of the agreement. Each future one percent salary increase would cost the General Fund roughly $75 million annually.

     The federal government is currently auditing Medicaid claims submitted since 1993 under the school supportive health services program. At this point, these audits have not been finalized, and, as a result, the liability of the State and school districts for any disallowances cannot be determined.

     On August 6, 2003, the Local Government Assistance Corporation ("LGAC") board of directors unanimously approved a resolution objecting to the annual payments of $170 million to the City of New York and the refinancing of MAC bonds. The resolution directed LGAC to not participate in the New York City transaction, authorized the co-executive directors of LGAC to engage the services of litigation counsel, and declared that LGAC has no intention to pay such $170 million payments unless legal issues



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with the transaction (including but not limited to potential LGAC bond covenant violations) are resolved either by litigation or action by the Legislature. The 2004-05 Executive Budget has proposed an alternative approach to provide NYC the fiscal relief it sought, but without the legal uncertainty associated with the current legislation.

     The proposed 2004-05 Financial Plan assumes pensions reforms will be enacted that reduce the annual increase in employer contribution rates from 137 percent to 38 percent of employee salary base. If these pension reform changes are authorized by the State Legislature, any proposed changes to the method of computing employer contributions would have to be reviewed and approved by the State Comptroller to ensure that such changes (i) do not violate the State Constitution and (ii) are consistent with his fiduciary responsibilities to System members and beneficiaries. The State Comptroller has advised DOB that, in his opinion, a number of these changes that would produce the most significant savings could not be implemented without violating the State Constitution, his fiduciary duty or both.

     The current State Financial Plan assumes no significant Federal disallowances or other Federal actions that could adversely affect State finances.

     Prior Fiscal Years. In the revised 2002-03 Financial Plan dated February 28, 2003 (the "February Financial Plan"), the State projected a 2002-03 budgetary imbalance of $2.4 billion in the General Fund attributable primarily to a projected revenue shortfall of $2.2 billion. The State achieved $700 million in administrative savings during the year to reduce the imbalance to $1.7 billion. To help close the remaining projected 2002-03 imbalance, improve the State's cash flow position, and reduce the projected budget gaps in 2003-04 and 2004-05, the Governor proposed selling a portion of the State's future share of tobacco settlement payments to a statutorily created, bankruptcy-remote corporation. However, the State Legislature did not enact legislation authorizing the tobacco settlement sale during 2002-03. Therefore, to eliminate the remaining $1.7 billion imbalance in 2002-03 and maintain reserves at a level consistent with the February Financial Plan, the State implemented a contingency plan in which it deferred $1.9 billion in planned spending to 2003-04.

     After these actions, the State ended the 2002-03 fiscal year with available General Fund cash resources of $1.01 billion. The General Fund cash balance at year-end totaled $815 million and the refund reserve account had $200 million in resources not budgeted for other purposes. The General Fund balance was comprised of $710 million in the Tax Stabilization Reserve Fund ("TSRF"), $20 million in the Contingency Reserve Fund ("CRF") to pay costs related to litigation against the State, and $85 million in the Community Projects Fund, which pays primarily for legislative "member items."

     The closing balance excluded amounts on deposit in the refund reserve account. The State ended the 2002-03 fiscal year with $627 million on deposit in the refund reserve account, an increase of $200 million above budgeted levels. The refund reserve account is used to pay for tax refunds across fiscal years and to help accomplish other Financial Plan objectives, including the movement of resources from one year to the next. Changes to the refund reserve affect the level of reported personal income tax receipts.

     General Fund receipts and transfers from other funds totaled $37.4 billion in 2002-03, a decrease of $2.3 billion from the February Financial Plan forecast. The February Financial Plan had counted on $1.9 billion in revenues from the tobacco settlement sale. General Fund disbursements and transfers to other funds totaled $37.6 billion, a decrease of $2.2 billion from the February Financial Plan. The substantial decline resulted from the deferral of $1.9 billion in payments originally scheduled for 2002-03 and $253 million in one-time savings. After adjusting for the payment deferrals, General Fund disbursements would have totaled $39.5 billion in 2002-03 (a decrease of $1.7 billion or 4 percent from 2001-02 results).

     The State ended its 2001-02 fiscal year on March 31, 2002 in balance on a cash basis. There was no General Fund surplus reported by DOB. After year-end adjustments related to the refund reserve



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account, the closing balance in the General Fund was $1.03 billion, a decrease of $67 million from the 2000-01 fiscal year. Of this balance, $710 million was held in the Tax Stabilization Reserve Fund (TSRF) (after a deposit of $83 million in fiscal year 2001-02), $157 million in the Contingency Reserve Fund
(CRF), $159 million in the Community Projects Fund (CPF), and $5 million in the Universal Pre-kindergarten Fund. The closing fund balance excludes $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year.

     The State ended its 2000-01 fiscal year on March 31, 2001 in balance on a cash basis with a General Fund surplus of $2.73 billion as reported by DOB. After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion, a decrease of $69 million from the 1999-2000 fiscal year. This unofficial document printed from the DOB website is for informational purposes only and is not intended for use in an official statement. Annual Information Statement May 30, 2003 fiscal year. Of this balance, $627 million was held in the Tax Stabilization Reserve Fund (TSRF) (after a deposit of $80 million in fiscal year 2000-01), $150 million in the Contingency Reserve Fund (CRF), $292 million in the Community Projects Fund
(CPF), and $29 million in the Universal Pre-Kindergarten Fund.

     State Retirement Systems. The New York State and Local Retirement Systems (the "Systems") provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). The Systems comprise the New York State and Local Employees Retirement System and the New York State and Local Police and Fire Retirement System. The Comptroller is the administrative head of the Systems. State employees made up about 34 percent of the membership during the 2002-03 fiscal year. There were 2,818 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and a large number of local authorities of the State.

     As of March 31, 2003, 650,543 persons were members and 313,597 pensioners or beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. Members cannot be required to begin making contributions or make increased contributions beyond what was required when membership began.

     Assets and Liabilities. Assets are held exclusively for the benefit of members, pensioners and beneficiaries. Investments for the Systems are made by the Comptroller as trustee of the Common Retirement Fund, a pooled investment vehicle. The Office of State Comptroller ("OSC") reports the net assets available for benefits as of March 31, 2003 were $97.4 billion (including $2.3 billion in receivables), a decline of $15.3 billion or 13.6 percent from the 2001-02 level of $112.7 billion, reflecting, in large part, equity market performance. OSC reports that the present value of anticipated benefits for current members, retirees, and beneficiaries as of March 31, 2003 was $130.5 billion (including $46.1 billion for current retirees and beneficiaries), an increase of $3.5 billion or 2.8 percent from the 2001-02 level of $127 billion. The funding method used by the Systems anticipates that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differ from net assets in that they are calculated using a five-year smoothing method for valuing equity investments and using amortized cost instead of market value for bonds and mortgages. Actuarial assets decreased from $125.2 billion in 2002 to $106.7 billion on March 31, 2003.

     Local Government Assistance Corporation. In 1990, as part of a State fiscal reform program, legislation was enacted creating the LGAC, a public benefit corporation empowered to issue long term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation imposed a limitation on the annual seasonal borrowing of the State, except in cases where the Governor and the legislative leaders have certified the need for additional



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seasonal borrowing, based on emergency or extraordinary factors or factors unanticipated at the time of adoption of the budget, and provided a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth year after the limit was first exceeded (i.e., no tax and revenue anticipation note seasonal borrowing in the fifth year). This provision limiting the State's seasonal borrowing practices was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds. As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of the LGAC, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short term seasonal borrowings.

     Financing Activities. Financing activities of the State include general obligation debt and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financings, moral obligation and other financings through public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities for their debt service is subject to annual appropriation by the State Legislature.

     As of March 31, 2003, the total amount of outstanding general obligation debt was approximately $4.0 billion.

     The Debt Reform Act of 2000, which applies to all new State-supported debt issued on and after April 1, 2000, imposes phased-in caps on new debt outstanding and new debt service costs. The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and will gradually increase until it is fully phased in at 4 percent of personal income in 2010-11. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts in 2000-01 and will gradually increase until it is fully phased in at 5 percent in 2013-14.

     The Debt Reform Act requires that the limitations on the issuance of State-supported debt and debt service costs be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to such date. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The prohibition on issuing new State-supported debt if the caps are met or exceeded provides an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

     Pursuant to the provisions of the Debt Reform Act, the most recent annual calculation of the limitations imposed by the Debt Reform Act was reported in the Financial Plan Update most proximate to October 31, 2003. On October 30, 2003, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and then outstanding at 1.21 percent of personal income and debt service on such debt at 0.52 percent of total governmental receipts compared to the caps of 1.25 percent each. DOB expects that debt outstanding and debt service costs for the 2003-04 fiscal year will also be within the statutory caps.

     Public Authorities--General. As of December 31, 2002, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was $104.7 billion, only a portion of which constitutes State-supported or State-related debt.

     Litigation. Adverse developments in legal proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced State Financial Plan. There can be no assurance that adverse decisions in legal proceedings against the State would not exceed the amount of all potential State



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



Financial Plan Resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced State Financial Plan.

     The State is a defendant in several court cases that could ultimately result in costs to the State Financial Plan. The most significant litigation is the State Court of Appeals ruling that the State's financing system for New York City public schools is unconstitutional. This ruling directs the State to submit a remedy to the Court by July 30, 2004. The 2004-2005 Executive Budget provides $100 million in General Fund support and reserves all video lottery terminal ("VLT") revenues to provide sound basic education ("SBE") funding while the Governor's Commission on Educational Reform outlines a series of options for the State to consider. The VLT revenues are projected to increase from $240 million in 2004-2005 to $950 million in 2005-2006 and $1.3 billion in 2006-2007.

     Other litigation includes ongoing claims by several Indian Nations alleging wrongful possession of lands by the State and several counties, as well as claims involving the adequacy of shelter allowances for families on public assistance. The State has implemented a court-ordered increase in the shelter allowance schedule for public assistance families that became effective on November 1, 2003. The Court has also directed the parties to return on March 30, 2004 for further proceedings.

     Other Localities. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2003-04 fiscal year or thereafter.

     Grants to Local Governments. Grants to Local Governments (also known as local assistance) include financial aid to local governments and non-profit organizations, as well as entitlement payments to individuals. The most significant areas of spending in local assistance are for aid to public schools (44 percent) and for Medicaid (22 percent). Other large areas of spending include mental hygiene (6 percent), higher education (6 percent), children and family services (4 percent), welfare assistance (4 percent), general purpose aid to counties and municipalities (3 percent), preschool special education (3 percent) and public health (2 percent).

     Local assistance spending is projected to be $28.46 billion in 2004-05, a decrease of $856 million (2.9 percent) from 2003-04. Spending growth of roughly $3.4 billion is offset by the local assistance share of the 2002-03 payment deferrals ($1.8 billion) plus a combination of recommended cost containment initiatives and the use of alternative financing sources totaling nearly $2.5 billion. Reforms are proposed to continue to provide planned fiscal relief to New York City while eliminating legal concerns associated with the current linkage to LGAC. The recommendations would eliminate all impacts on LGAC and reduce total taxpayer costs (financed by both State and City taxpayers) by $1.9 billion, through legislation authorizing a refunding of MAC debt for a period of 10 years rather than 30 years. The State would provide additional resources of $170 million annually to New York City to help finance this refunding by directing certain State sales tax receipts previously received by the State to New York City. In addition, the recommendations would generate recurring savings to New York City of another $80 million through a variety of proposals.

     Excluding payment deferrals, the annual increase in local assistance spending would be $970 million and is primarily attributable to higher spending in Medicaid ($373 million), Higher Education Services Corporation ($176 million), school aid ($169 million), preschool special education programs ($89 million), Office of Children and Family Services ($57 million) and mental hygiene ($55 million).



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                                  APPENDIX C

               ECONOMIC AND FINANCIAL CONDITIONS IN PENNSYLVANIA

The following information is a brief summary of factors affecting the economy of the Commonwealth of Pennsylvania and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based upon one or more of the most recent publicly available offering statements relating to debt offerings of Pennsylvania issuers and other demographic information. The Trust has not independently verified the information.

     Many factors affect the financial condition of the Commonwealth of Pennsylvania (also referred to herein as the "Commonwealth") and its political subdivisions, such as social, environmental and economic conditions, many of which are not within the control of such entities. Pennsylvania and certain of its counties, cities and school districts and public bodies (most notably the City of Philadelphia, sometimes referred to herein as the "City") have from time to time in the past encountered financial difficulties which have adversely affected their respective credit standings. Such difficulties could affect outstanding obligations of such entities, including obligations held by the Fund.

     The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and Federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all bonded indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

Recent Developments

     The Comprehensive Annual Financial Report ("CAFR") for the Commonwealth for the fiscal year ended June 30, 2002 is the most recent CAFR available. The CAFR for the fiscal year ended June 30, 2002 incorporates several new accounting and reporting standards that affect the comparability of financial information for that fiscal year to GAAP basis financial information reported for fiscal years prior to the adoption of the new standards. The CAFR for the fiscal year ended June 30, 2002 also provides a new presentation of government-wide financial statements that are intended to provide an all-encompassing view of a government's financial condition and activities.

     Slower than projected growth in the national economy during fiscal year 2003 resulted in shortfall of revenues of $497.6 million, or 2.3% from the budget estimate. The shortfall of revenues to the budget was offset by (i) decisions by both the newly elected Governor and the prior Governor to limit expenditures leading to appropriation lapses totaling $466.9 million, and (ii) repeal of the transfer of $300 million from the General Fund to the Budget Stabilization Reserve Fund. Absent these actions the Commonwealth would have ended the fiscal year with an operating deficit and a negative fiscal year-end budgetary basis balance. The budgetary basis unappropriated surplus balance at the close of fiscal year 2003 was $209.3 million.

     Greater than projected growth in the national economy during the second and third calendar quarters of 2003 contributed to Commonwealth revenues through December 2003 exceeding the budget estimate, certified in March 2003, for fiscal year 2004. Actual Commonwealth revenues through December 2003 were approximately $458.0 million, or 3.0% over the estimate prepared in March 2003. However, according to a Pennsylvania Department of Revenue press release dated February 27, 2004, the state collected $1.4 billion in General Fund revenue in February, $87.8 million or 5.8% less than anticipated. According to the press release, fiscal year-to-date General Fund collections total $12.9 billion, which is $88.7 million or 0.7% below estimate.



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Recent Financial Results and Budgets

     During the five-year period from fiscal year 1998 through fiscal year 2002, total revenues and other sources increased by an average of 4.7% annually. Tax revenues during this same period increased by an annual average of 2.0%. Recent slow economic growth and the resulting slow growth for tax revenues have caused fees and license income and other financing sources such as transfers from other funds to become a larger portion of income to the General Fund for fiscal year 2002. Operating transfers, transfers from components and other additions totaled $474.1million in fiscal year 2002, an increase of $395.8 million from the prior fiscal year. Expenditures and other uses during the fiscal years 1998 through 2002 rose at an average annual rate of 6.5%.

     Largely due to the effects of the national recession on tax and other receipts, actual fiscal year 2002 revenues were below estimate by 5.9% or $1.268 billion. Total fiscal year 2002 revenues net of reserves for tax refunds and including intergovernmental transfers were $19,642.3 million. Actual expenditures from fiscal year 2002 appropriations were 1.2% below the original appropriated levels. Total expenditures net of appropriation lapses and including intergovernmental transfers totaled $20,870.4 million. An unappropriated surplus balance at the close of the fiscal year was maintained by the transfer of the $1,038 million balance of the Tax Stabilization Reserve Fund to the General Fund and a partial draw down of the $336.5 million General Fund balance at the beginning of the fiscal year. The unappropriated balance at the close of the 2002 fiscal year was $142.8 million.

     For GAAP purposes, at June 30, 2002, the General Fund reported a fund balance of $3,022.8 million, a decrease of $1,622.1 million from the reported $4,644.9 million fund balance at June 30, 2001. On a net basis, total assets decreased by $206.2 million to $8,136.9 million. Total tax revenue collections actually declined during the fiscal year, compared to the prior year, and actual tax collections were $1 billion below the final budgeted revenue estimate. Executive controls over budgetary spending helped overcome the tax revenue shortfall during fiscal year 2002.

     The General Fund reported a $1.6 million decrease in total fund balance during the fiscal year. While a very large number in absolute terms, the General Fund total fund balance decrease includes the transfer of $853.9 million to the new Tobacco Settlement Fund. In addition, on a net basis, the General Fund transferred $461 million to other funds and provided almost $787 million to component units, organizations that are legally separate from the Commonwealth's primary government, but for which elected officials are financially accountable. Before transfers, the General Fund reported revenues over expenditures of $475.5 million. The General Fund unreserved, undesignated fund balance decreased during the fiscal year by $80.9 million. During the fiscal year, total fund balance reservations decreased principally because of legislation closing the former Tax Stabilization Reserve Fund, previously financially reported as a General Fund fund balance reservation. On a net basis, fund balance designations declined by $455.2 million because prior year receipts from the Tobacco Master Settlement Agreement and related investment income totaling $851.4 million through June 30, 2001 were previously reported as a General Fund balance designation. General Fund fund balance designations increased because of a new $300 million designation for the newly established Budget Stabilization Reserve Fund. Other fund balance designations increased by $96.2 million on a net basis during the fiscal year.

     Continued slow growth in the national economy since the recession of 2001 impacted the Commonwealth tax and revenue collections in fiscal year 2003. Actual fiscal year Commonwealth revenues were below estimate by 2.3% or $497.6 million. Total fiscal year 2003 Commonwealth revenues net of reserves for tax refunds and including intergovernmental transfers and additional resources were $21,808.5 million. Actual expenditures from fiscal year 2003 appropriations were 1.4% or $295.7 million below the original enacted amounts for fiscal year 2003. Total expenditures net of appropriation lapses and including intergovernmental transfers and expenditures from additional resources totaled $21,671.9 million. As result of financial operations during fiscal year 2003, efforts to reduce expenditures and the General Assembly's repeal of the transfer of $300 million from the General



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



Fund to the Budget Stabilization Reserve Fund, the unappropriated surplus balance increased by $136.6 million prior to the statutorily required 25% transfer to the Budget Stabilization Reserve Fund. As result, the fiscal year 2003 final unappropriated surplus balance was $209.3 million as of June 30, 2003.

     Revenues available to the Commonwealth, including intergovernmental transfers and additional resources, and prior to reserves for refunds increased 11.0% from fiscal year 2002 levels. Fiscal year 2003 revenues totaled $21,808.5 million, an increase of $2.2 billion over fiscal year 2002 revenues. While Commonwealth revenues increased year over year, revenues were below the estimate enacted with the fiscal 2003 budget.

     Commonwealth expenditures of appropriations, including supplemental appropriations, intergovernmental transfers and additional resources, and net of appropriation lapses, totaled $21,671.9 million, representing an increase of $797.5 million or 3.8% from fiscal year 2002 levels. A total of $466.9 million in appropriations were lapsed in fiscal year 2003 as part of a comprehensive effort by the executive branch to limit expenditures in response to revenue collections below the estimate enacted with the 2003 budget. Expenditures normally funded from Commonwealth revenues, but which were funded from additional resources in fiscal year 2003 totaled $578.9 million. In addition, $300 million had been appropriated from the General Fund in fiscal year 2003 for transfer to the Budget Stabilization Reserve Fund. This transfer, however, was repealed by the General Assembly during fiscal year 2003 as part of the enactment of the fiscal year 2004 budget.

     The enacted fiscal year 2004 budget, as approved by the Governor on December 23, 2003, provided $21,763.4 million of appropriations from Commonwealth revenues, an increase of 6.7% over appropriations for fiscal year 2003. Commonwealth revenues are budgeted to total $21,156.6, an increase of 3.8% over fiscal year 2003 actual receipts. The difference between the amount of projected revenues and appropriations budgeted is to be taken from the revised beginning balance of $196.2 million and from $411.0 million of available federal fiscal relief. The amount of the anticipated draw down does not take into consideration the possible availability of appropriation lapses that normally occur during a fiscal year and fund supplemental appropriations or increase unappropriated surplus.

     The initial fiscal year 2004 budget estimate for Commonwealth revenues was prepared in March 2003 at the time of budget enactment based upon a "low growth" economic forecast for national real gross domestic product during the second quarter of 2003 to the second quarter of 2004. The forecast anticipated that growth in the national economy would be below average due to uncertainties at that time, particularly regarding the potential for war with Iraq, an increase in the unemployment rate, and sluggish growth in personal income and personal consumption. Performance of the Pennsylvania economy was anticipated to follow closely the national rate. As result, Commonwealth revenues were projected to total $20,767.3 million, a decrease of 2.6% from fiscal year 2003. However, through December 2003, Commonwealth revenues were $458 million, or 3.0% over the budget estimate. As part of the final enactment in December 2003 of remaining portions of the fiscal year 2004 budget, certain Commonwealth taxes and fees were increased to provide $794 million of additional fiscal year 2004 revenues and the original budget estimate of certified revenues was increased by $630 million, or 3.0%, to reflect improving economic conditions since March 2003.

     As part of the fiscal year 2004 budget certain tax, fee and other revenue enhancement items totaling $794 million were enacted. Major components of the $794 mil lion increase are: (i) an increase in the personal income tax rate from 2.8% to 3.07%, which is estimated to provide $301.7 million in fiscal year 2004; (ii) an extension of the gross receipts tax to cellular and interstate telecommunications, which is estimated to provide $222.4 million;
(iii) revisions to the law regarding the escheating of property to the Commonwealth, which is estimated to provide $190 million; (iv) a continued partial deferral of the scheduled reduction in the capital stock and franchise tax, which is estimated provide $60.7 million; (v) an increase of 10 cents per pack to the cigarette tax, which is estimated to provide $25.4 million; and (vi) various other minor revisions, including some tax cuts, which combine to total a net increase in Commonwealth revenues of $794 million in fiscal year 2004.

     The enacted fiscal year 2004 budget reduces the use of non-recurring revenue sources and reliance on intergovernmental transactions by nearly $1.0 billion, a decrease of 45%. The enacted budget excludes $150 million in debt service expenditures normally funded from Commonwealth revenues that are to be paid from other sources. Intergovernmental transfers of $643.7 million are offsetting a corresponding amount of medical assistance and long term care expenditures, and a total of $411.0 million in available federal fiscal relief was utilized for the fiscal year 2004 budget.

     As part of his fiscal year 2004 budget proposal, the Governor proposed two major program expansions that have yet to be enacted by the General Assembly. In education, the Governor proposed to shift a substantial portion of local public school costs from local property taxes levied by school districts to an increased subsidy payment to school districts by the Commonwealth. The proposal expects to increase, over time, the Commonwealth's subsidy of local public school costs to 50% of total costs in aggregate. Funds for education at the local level totaling nearly $1.0 billion are proposed to be funded from taxes realized from the legalization of slot machines at racetracks in the state. The increased level of education funding from the Commonwealth would be used to reduce local property taxes by an equal amount. The Governor has also proposed an economic stimulus plan for the Commonwealth to provide additional funding to be combined with private investments to invest in economic development projects within the state. Investments are to be directed to blighted rural, urban and suburban sites to be re-developed to spur the location of new job-creating businesses. The funding for the economic stimulus program is proposed to come from $2,200 million of debt issued over more than three fiscal years. The proposed debt would be composed of (i) $750 million of capital budget debt in addition to that anticipated to support the current capital budget program and (ii) $1,450 million of debt to be repaid from annual budget appropriations. The Governor's property tax and economic stimulus proposals are now being considered by the General Assembly. The General Assembly may change, eliminate or add amounts and items to the proposal submitted by the Governor, and there can be no assurance that the budget as proposed by the Governor will be enacted into law.

     A proposed fiscal year 2005 budget was submitted by the Governor to the General Assembly on February 3, 2004. The proposed budget recommends appropriations totaling $22.7 billion of Commonwealth funds against estimated revenues, net of tax refunds and proposed tax reductions of $22.3 billion. The $0.4 billion difference between estimated revenues and recommended appropriations is to be funded by a draw down of the anticipated $43.5 million beginning balance and use of $377.6 million in available federal fiscal relief funds. As part of the fiscal year 2005 budget, the Governor is proposing a sales tax holiday for the purchase of certain qualifying energy efficient household appliances as well as the creation and expansion of certain tax credit programs of the Commonwealth. Combined, the estimated fiscal year 2005 tax reductions proposed would total $2.6 million. Additionally, the Governor has proposed $70 million in new fees to be imposed on the deposit of certain waste in Pennsylvania landfills of which a portion would support debt service on a proposed $800 million voter referendum bond issue. The Governor also proposed a $250 million voter referendum bond for water and wastewater projects. Both referendums require enactment by the General Assembly.

Other Information

     Pennsylvania is the sixth most populous state behind California, Texas, New York, Florida and Illinois. Pennsylvania had historically been identified as a heavy industry state although that reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions.




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Pennsylvania's annual average unemployment rate was equivalent to the national average throughout the 1990's. From 1999 through 2003, Pennsylvania's annual average unemployment rate was below the Middle Atlantic Region's average, but slightly higher than that of the United States. As of December 2003, Pennsylvania had a seasonally adjusted annual unemployment rate of 4.6%.

     Nonagricultural employment in Pennsylvania over the ten-year period that ended in 2003 increased at an annual rate of 1.0%. This compares to a 1.1% rate for the Middle Atlantic region and a 1.4% rate for the United States as a whole during the period 1994 through 2003.

     The current Constitutional provisions pertaining to Commonwealth debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate-approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

     Debt service on all bonded indebtedness of Pennsylvania, except that issued for highway purposes or the benefit of other special revenue funds, is payable from Pennsylvania's General Fund, which receives all Commonwealth revenues that are not specified by law to be deposited elsewhere. As of June 30, 2003, the Commonwealth had $6,767.2 million of general obligation debt outstanding.

     Other state-related obligations include "moral obligations." Moral obligation financing may be issued by the Pennsylvania Housing Finance Agency (the "PHFA"), a state-created agency which provides financing for housing for lower and moderate income families, and The Hospitals and Higher Education Facilities Authority of Philadelphia, a municipal authority organized by the City of Philadelphia to, among other things, acquire and prepare various sites for use as intermediate care facilities for the mentally retarded. PHFA's bonds, but not its notes, are partially secured by a capital reserve fund required to be maintained by PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. PHFA is not permitted to borrow additional funds as long as any deficiency exists in the capital reserve fund.

     The Commonwealth, through several of its departments and agencies, leases real property and equipment. Some of those leases and their respective lease payments are, with the Commonwealth's approval, pledged as security for debt obligations issued by certain public authorities or other entities within the state. All lease payments payable by Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization approved through the Commonwealth's annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide monies from which the lease payments are to be made. The obligations to be paid from such lease payments are not bonded debt of the Commonwealth.

     Certain Commonwealth-created organizations have statutory authorization to issue debt for which Commonwealth appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of the Commonwealth. Some of these organizations, however, are indirectly dependent on Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations. The Commonwealth also maintains pension plans covering all state employees, public school employees and employees of certain state-related organizations.

     The Pennsylvania Intergovernmental Cooperation Authority (the "PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying its fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. t this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on June 18, 2002.



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



     No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired on December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $806.4 million in Special Revenue bonds outstanding as of June 26, 2003.

     There is various litigation pending against the Commonwealth, its officers and employees. In 1978, the Pennsylvania General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1 million for each accident. The Supreme Court held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth remain open.



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



                                  Appendix D

                            Proxy Voting Procedures

                                                                    Page
     Sentinel Advisors Company                         ..............76
     Invesco Global Asset Management (N.A.), Inc.      ..............80
     Evergreen Investment Management Company           ..............87

                           Sentinel Advisors Company
                    Proxy Voting Philosophy and Procedures
                           Revised January 22, 2004


The proxy voting philosophy and procedures outlined below pertain to the mutual fund accounts managed by Sentinel Advisors Company and its subsidiary, Sentinel Advisors Company (SAC). For externally managed accounts, the subadvisor shall maintain its own proxy voting philosophy and policy.

SENTINEL ADVISORS COMPANY PROXY VOTING PHILOSOPHY
-------------------------------------------------

In the broadest terms, Sentinel Advisors Company believes that its primary fiduciary responsibility is to maximize the financial returns of all managed accounts, and votes all proxies with this goal in mind.

Fiduciary Responsibility
------------------------

Sentinel Advisors Company has the fiduciary responsibility to make all decisions (including those related to proxy issues) according to the best interests of the ultimate beneficiaries of the various accounts under management. While Sentinel Advisors Company will carefully review each proxy issue and evaluate the statements of competing parties, the determination of the final vote, and/or resolution of any potential conflict of interest, will be based solely on the best interests of Sentinel Advisors Company clients and Sentinel Advisors Company shareholders.

Using Management Guidance
-------------------------

Sentinel Advisors Company strives for consistency in its proxy voting, but also acknowledges that there are no hard and fast rules guiding all situations, and that specific conditions at two different companies may at times result in different votes on similar proxy resolutions. Since the quality of management is one of the most important considerations of Sentinel Advisors Company portfolio managers and analysts when making investments, considerable weight is given to the recommendations of a company's management and directors with respect to proxy issues. In many cases, unless such recommendations conflict with the interests of SAC shareholders and Sentinel Advisors Company clients. Individual issues are always evaluated on their particular merits, and where conflicts arise between the interests of corporate management and the interests of SAC shareholders and Sentinel Advisors Company clients, resolution is always in favor of the latter group.

Policy on Board of Directors
----------------------------

Sentinel Advisors Company believes that meaningful, independent oversight of corporate managers is a vital role of a company's Board of Directors. To that end, Sentinel Advisors Company will generally support proposals seeking a majority of independent directors for the board, as well as proposals requiring independent directors for nominating, audit and compensation committees. Votes on director nominees are made on a case-by-case basis examining such factors as board and committee composition, attendance and governance. Votes for director nominees may be withheld in cases with a lack of independence and/or lack of material financial interest in the company.



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Policy on Audit Committee
-------------------------

Sentinel Advisors Company believes that audit committees should be comprised of financially literate, independent directors and shall vote in favor of such proposals. Further, the audit committee should have the exclusive authority to hire independent auditors. Sentinel Advisors Company will generally withhold votes for audit committee members who approve significant non-audit relationships with outside auditors, as well as vote against ratification of such outside auditor.

Policy on Proxy Contest Defenses/Anti-takeover Measures
-------------------------------------------------------

Sentinel Advisors Company generally opposes proxy contest defenses and anti-takeover measures since they tend to restrict shareholder rights and participation, and often limit the realization of maximum economic values. Sentinel Advisors Company generally supports shareholder resolutions that serve to reverse previously adopted anti-takeover measures or, in general, enhance shareholder rights. However, as with all proxy issues, Sentinel Advisors Company conducts an independent review of each proposal and votes in the best interests of its clients.

Anti-takeover measures that Sentinel Advisors Company that generally opposes:

o    Classification of the Board of Directors
o    Shareholder rights plans (poison pills)
o    Greenmail
o    Supermajority rules to approve mergers or amend charter or bylaws
o    Authority to place stock with disproportionate voting rights
o    Golden Parachutes

Shareholder resolutions that Sentinel Advisors Company has generally supported:

o    Rescind or prohibit any of the above-anti-takeover measures
o    Annual voting of directors; repeal classified boards
o    Adoption of confidential voting
o    Adoption of cumulative voting o Redeem shareholder rights plans
o Proposals that require shareholder approval of rights plans (poison pills)

Policy on Capital Structure
---------------------------

Sentinel Advisors Company carefully considers proposals to authorize increased shares, and generally limits authorization to funding needs for the next twelve months or compelling management cases. Sentinel Advisors Company will generally vote for proposals to increase common shares for a stock split. Other capital structure proposals, such as preferred stock, will be voted for on a case-by-case basis.

Policy on Executive and Director Compensation
---------------------------------------------

Sentinel Advisors Company believes that stock based compensation plans must be very carefully analyzed to protect the economic interests of shareholders, while providing proper motivation for corporate managers. Such plans should be highly correlated to both individual and corporate performance. Sentinel Advisors Company will oppose plans with excessive transfer of shareholder wealth, in the form of dilution to shareholder equity and voting power, to corporate executives and directors. Sentinel Advisors Company will consider other factors such as other corporate incentives, corporate performance, industry, terms and duration in its decision. Although each plan will be voted on a case-by-case basis, Sentinel Advisors Company will generally vote against plans which do not meet several criteria. Sentinel Advisors Company standards for option plan approval include: (1) dilution of



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less than 2% per annum, (2) strike prices either indexed against a relevant industry or market benchmark, or set at a premium to the current stock price,
(3) strike prices set systematically, (4) options cost expensed, and (5) material revisions to plans voted by shareholders. Sentinel Advisors Company believes that these criteria will set votes in favor of plans that meet the overriding goal aligning management and shareholder interests, while providing reasonable economic incentives for managers. Sentinel Advisors Company will generally vote against option repricing, and will vote for proposals requiring shareholder approval to reprice options. Sentinel Advisors Company may withhold votes for director nominees in the event of option repricing without shareholder approval. Director compensation plans are viewed on a case-by-case basis, with the goal of protecting economic interests of shareholders and aligning interests of directors with shareholders. Employee Stock Purchase plans are voted on a case-by-case basis.

Policy on Mergers and Corporate Restructurings
----------------------------------------------

All mergers, acquisitions and restructurings are voted on a case-by-case basis taking into account financial benefits and acquisition price.

Social and Environmental Issues
-------------------------------

In recent years, a number of shareholder resolutions have been placed in corporate proxy statements that would require a company to alter its normal business practices in order to comply with the sponsor's view of corporate responsibility or citizenship. Example of such proposals include requests that a company:

o    allow shareholder control of corporate charitable contributions
o    exit the nuclear power business
o    adopt the MacBride Principles
o    adopt the Valdez Principles
o    stop doing business with the US Department of Defense
o    stop using animals for product testing
o    make donations to a pro-life or pro-choice advocate
o    stop donations to a pro-life or pro-choice advocate
o    move its annual meeting to a town with better public transportation

While Sentinel Advisors Company's directors, officers, employees and clients may have personal views with respect to each of these and other issues, it is Sentinel Advisors Company's corporate policy not to favor resolutions that would impose mandatory constraints on a company's perceived ability to compete in the marketplace. In practice, this generally means voting against these shareholder resolutions.

PROXY VOTING PROCEDURES
-----------------------

Proxies for all accounts are forwarded to a single professional (currently Hilary T. Roper, Vice President) designated by the CEO of Sentinel Advisors Company. A Corporate Governance and Proxy Voting Committee exists to review potential proxy voting policy changes and to decide the outcome of controversial proxy decisions.

o Upon receipt, proxies are verified to insure that Sentinel Advisors Company or its affiliates own the shares to be voted as of the record date on the proxy statement, and to cross-check that the number of shares/votes indicated on the proxy is correct. This is verified via Investor Responsibility Research Center (IRRC).

o Every effort is made to insure that proxies are forwarded to Sentinel Advisors Company by IRRC sufficiently in advance of each company's annual meeting to allow ample time to research the issues, vote and return the proxy.


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o    Once all proxies for an individual issue/company have arrived, the specific issues to be voted are researched. IRRC proves Sentinel Advisors Company with an analysis of the issues based on our stated proxy voting guidelines. This recommendation is taken into consideration in the analysis of each issue; Sentinel Advisors Company makes the final voting decisions. When, in the judgment of the "designated professional," the infrequent, controversial item arises on a proxy ballot, s/he will search out the opinions and recommendations of senior management who, acting as a "committee," will determine the ultimate vote.

o Based on this research, the proxies are voted by the above-noted designee, who has final discretion on individual issues (except as noted above).

o After the proxies have been voted, each individual proxy vote is recorded in IRRC, and a copy filed. IRRC records: actual vote on each resolution, number of shares voted, whether vote was for or against management's recommendation, and the date the proxy was voted. The copies are filed in the Sentinel Advisors Company library. This file is maintained electronically and in the investment library for a period of 5 years.



Hilary T. Roper




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                                    INVESCO

                             PROXY VOTING POLICIES

                                      AND

                                  PROCEDURES



February 1, 2003


GENERAL POLICY

INVESCO Institutional (NA), Inc. and its wholly-owned subsidiaries, and INVESCO Global Asset Management (N.A.), Inc. ("INVESCO") each has responsibility for making investment decisions that are in the best interest of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

As a fiduciary, INVESCO believes that it has a duty to manage clients' assets solely in the best interest of the clients and that the ability to vote proxies is a client asset. Accordingly, INVESCO has a duty to vote proxies in a manner in which it believes will add value to the client's investment.

INVESCO is regulated by various state and federal laws, such as the Investment Advisers Act of 1940, the Investment Company Act of 1940, and the Employee Retirement Income Security Act of 1974 ("ERISA"). Because there may be different proxy voting standards for ERISA and non-ERISA clients, INVESCO's policy is to apply the proxy voting policies and procedures described herein to all of its clients. Any discussion herein which refers to an ERISA or non-ERISA situation is used for reference only.

INVESCO may amend its proxy policies and procedures from time to time without prior notice to its clients.

BACKGROUND

ERISA fiduciary standards relating to proxy voting have not been interpreted until more recent times.

Due to the large number of mergers and acquisitions in the 1980s and the growing importance of institutional investors in the equity markets, the Department of Labor ("DOL"), which enforces fiduciary standards for ERISA plan sponsors and managers, took the position that the right to vote shares of stock owned by a pension plan is, in itself, an asset of the plan. Thus, the "Wall Street Rule" of "vote with management (or abstain from voting) or sell the stock" was under scrutiny.

In 1988, the DOL stated, in the "Avon Letter", that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock. Accordingly, where the authority to manage plan assets has been delegated to an investment manager pursuant to ERISA, no person other than the investment manager has authority to vote proxies



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appurtenant to such plan assets, except to the extent the named fiduciary has reserved to itself the right to direct a plan trustee regarding the voting of proxies.

In 1990, in the "Monks Letter", the DOL stated that an ERISA violation would occur if the investment manager is explicitly or implicitly assigned the authority to vote proxies appurtenant to certain plan-owned stock and the named fiduciary, trustee or any person other than the investment manager makes the decision on how to vote the same proxies. Thus, according to the DOL, if the investment management contract expressly provides that the investment manager is not required to vote proxies, but does not expressly preclude the investment manager from voting the relevant proxies, the investment manager would have the exclusive fiduciary responsibility for voting the proxies. In contrast, the DOL pointed out that if either the plan document or the investment management contract expressly precludes the investment manager from voting proxies, the responsibility for voting proxies lies exclusively with the trustee.

In 1994, in its Interpretive Bulletin 94-2 ("94-2"), the DOL reiterated and supplemented the Avon and Monks Letters. In addition, 94-2 extended the principles put forth in the Avon and Monks Letters to voting of proxies on shares of foreign corporations. However, the DOL recognized that the cost of exercising a vote on a particular proxy proposal could exceed any benefit that the plan could expect to gain in voting on the proposal. Therefore, the plan fiduciary had to weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interest of the plan's participants and beneficiaries.

In January 2003, the Securities and Exchange Commission ("SEC") adopted regulations regarding Proxy Voting by investment advisers (SEC Release No. IA-2106). These regulations required investment advisers to (1) adopt written proxy voting policies and procedures which describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting and which also addresses how the adviser resolves those conflicts in the bet interest of clients; (2) disclose to clients how they can obtain information from the adviser on how the adviser voted the proxies; and
(3) describe to clients its proxy voting policies and procedure to clients and, upon request, furnish a copy of them to clients.

PROXY VOTING POLICY

Consistent with the fiduciary standards discussed above, INVESCO will vote proxies unless either the named fiduciary (e.g., the plan sponsor) retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith (i.e., foreign proxies). In voting such proxies, INVESCO will act prudently, taking into consideration those factors that may affect the value of the security and will vote such proxies in a manner in which, in its opinion, is in the best interests of clients.

PROXY COMMITTEE

The INVESCO Proxy Committee will establish guidelines and procedures for voting proxies and will periodically review records on how proxies were voted.

The Proxy Committee will consist of certain of INVESCO's equity investment professionals and non-equity investment professionals.

PROXY MANAGER

The Proxy Committee will appoint a Proxy Manager and/or hire a third-party Proxy Agent to analyze proxies, act as a liaison to the Proxy Committee and manage the proxy voting process, which process includes the voting of proxies and the maintenance of appropriate records.



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The Proxy Manager will exercise discretion to vote proxies within the guidelines established by the Proxy Committee. The Proxy Manager will consult with the Proxy Committee in determining how to vote proxies for issues not specifically covered by the proxy voting guidelines adopted by the Proxy Committee or in situations where the Proxy Manager or members of the Committee determine that consultation is prudent.

CONFLICTS OF INTEREST

In effecting our policy of voting proxies in the best interests of our clients, there may be occasions where the voting of such proxies may present an actual or perceived conflict of interest between INVESCO, as the investment manager, and clients.

Some of these potential conflicts of interest situations include, but are not limited to, (1) where INVESCO (or an affiliate) manage assets, administer employee benefit plans, or provides other financial services or products to companies whose management is soliciting proxies and failure to vote proxies in favor of the management of such a company may harm our (or an affiliate's) relationship with the company; (2) where INVESCO (or an affiliate) may have a business relationship, not with the company, but with a proponent of a proxy proposal and where INVESCO (or an affiliate) may manage assets for the proponent; or (3) where INVESCO (or an affiliate) or any member of the Proxy Committee may have personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or where INVESCO (or an affiliate) or any member of the Proxy Committee may have a personal interest in the outcome of a particular matter before shareholders.

In order to avoid even the appearance of impropriety, in the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where we have invested clients' funds in that company's shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best interest of all of our clients.

In addition, members of the Proxy Committee must notify INVESCO's Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company's representatives with regard to how INVESCO should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings the INVESCO Management Committee. In the event that it is determined that improper influence was made, the Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where the clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best interest of clients.

Furthermore, members of the Proxy Committee must advise INVESCO's Chief Compliance Officer and fellow Committee members of any actual or potential conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.


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PROXY VOTING PROCEDURES

The Proxy Manager will:

o    Vote proxies;

o Take reasonable steps to reconcile proxies received by INVESCO and/or a third-party Proxy Agent who administers the vote with shares held in the accounts;

o Document the vote and rationale for each proxy voted (routine matters are considered to be documented if a proxy is voted in accordance with the Proxy Voting Guidelines established by the Proxy Committee);

o If requested, provide to clients a report of the proxies voted on their behalf.

PROXY VOTING GUIDELINES

The Proxy Committee has adopted the following guidelines in voting proxies:

 Corporate Governance
     INVESCO will evaluate each proposal separately. However, INVESCO will generally vote FOR a management sponsored proposal unless it believes that adoption of the proposal may have a negative impact on the economic interests of shareholders.

INVESCO will generally vote FOR

o    Annual election of directors

o    Appointment of auditors

o Indemnification of management or directors or both against negligent or unreasonable action

o    Confidentiality of voting

o    Equal access to proxy statements

o    Cumulative voting

o    Declassification of Boards

o    Majority of Independent Directors

INVESCO will generally vote AGAINST

o Removal of directors from office only for cause or by a supermajority vote

o    "Sweeteners" to attract support for proposals

o    Unequal voting rights proposals ("superstock")

o    Staggered or classified election of directors

o Limitation of shareholder rights to remove directors, amend by-laws, call special meetings, nominate


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     directors, or other actions to limit or abolish shareholder rights to act independently such as acting by written consent

o    Proposals to vote unmarked proxies in favor of management

o    Proposals to eliminate existing pre-emptive rights

Takeover Defense and Related Actions
     INVESCO will evaluate each proposal separately. Generally, INVESCO will vote FOR a management sponsored anti-takeover proposal which (1) enhances management's bargaining position and (2) when combined with other anti-takeover provisions, including state takeover laws, does not discourage serious offers. INVESCO believes that generally four or more anti-takeover measures, which can only be repealed by a super-majority vote, are considered sufficient to discourage serious offers and therefore should be voted AGAINST.

INVESCO will generally vote FOR

o    Fair price provisions

o Certain increases in authorized shares and/or creation of new classes of common or preferred stock

o    Proposals to eliminate greenmail provisions

o    Proposals to eliminate poison pill provisions

o    Proposals to re-evaluate or eliminate in-place "shark repellents"

INVESCO will generally vote AGAINST

o Proposals authorizing the company's board of directors to adopt, amend or repeal by-laws without shareholders' approval

o Proposals authorizing the company's management or board of directors to buy back shares at premium prices without shareholders' approval

Compensation Plans

     INVESCO will evaluate each proposal separately. INVESCO believes that in order for companies to recruit, promote and retain competent personnel, companies must provide appropriate and competitive compensation plans. INVESCO will generally vote FOR management sponsored compensation plans, which are reasonable, industry competitive and not unduly burdensome to the company in order for the company to recruit, promote and retain competent personnel.

INVESCO will generally vote FOR

o    Stock option plans and/or stock appreciation right plans

o Profit incentive plans provided the option is priced at 100% fair market value

o Extension of stock option grants to non-employee directors in lieu of their cash compensation provided the option is priced at or about the then fair market value



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o    Profit sharing, thrift or similar savings plans

INVESCO will generally vote AGAINST

o Stock option plans that permit issuance of loans to management or selected employees with authority to sell stock purchased by the loan without immediate repayment, or that are overly generous (below market price or with appreciation rights paying the difference between option price and the stock, or permit pyramiding or the directors to lower the purchase price of outstanding options without a simultaneous and proportionate reduction in the number of shares available)

o Incentive plans which become effective in the event of hostile takeovers or mergers (golden and tin parachutes)

o Proposals creating an unusually favorable compensation structure in advance of a sale of the company

o Proposals that fail to link executive compensation to management performance

o Acceleration of stock options/awards if the majority of the board of directors changes within a two year period

o Grant of stock options to non-employee directors in lieu of their cash compensation at a price below 100% fair market value

o    Adoption of a stock purchase plan at less than 85% of fair market value

Capital Structure, Classes of Stock and Recapitalization
     INVESCO will evaluate each proposal separately. INVESCO recognizes that from time to time companies must reorganize their capital structure in order to avail themselves of access to the capital markets and in order to restructure their financial position in order to raise capital and to be better capitalized. Generally, INVESCO will vote FOR such management sponsored reorganization proposals if such proposals will help the company gain better access to the capital markets and to attain a better financial position. INVESCO will generally vote AGAINST such proposals that appear to entrench management and do not provide shareholders with economic value.

INVESCO will generally vote FOR

o    Proposals to reincorporate or reorganize into a holding company

o Authorization of additional common or preferred shares to accommodate a stock split or other business purposes not related to anti-takeover measures as long as the increase is not excessive and a valid need has been proven

INVESCO will generally vote AGAINST

o    Proposals designed to discourage mergers and acquisitions in advance

o Proposals to change state of incorporation to a state less favorable to shareholders' interests

o    Reincorporating in another state to implement anti-takeover measures

Social Responsibility
     INVESCO will evaluate each proposal separately. INVESCO believes that a corporation, if it is



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     in a solid financial position and can afford to do so, has an obligation to return certain largesse to the communities in which it operates. INVESCO believes that the primary mission of a company is to be profitable. However, where a company has proven that it is able to sustain a level of profitability and the market price of the company's shares reflect an appropriate economic value for such shares, INVESCO will generally vote FOR certain social responsibility initiatives. INVESCO will generally vote AGAINST proposed social responsibility initiatives if it believes that the company already has adequate policies and procedures in place and it should focus its efforts on enhancing shareholder value where the assets and resources involved could be put to better use in obtaining profits.

INVESCO will generally vote FOR

o    International Labor Organization Principles

o    Resolutions seeking Basic Labor Protections and Equal Employment
     Opportunity

o    Expanding EEO/Social Responsibility Reporting

RECORD KEEPING

The Proxy Manager will take necessary steps to retain proxy voting records for the period of time as required by regulations.




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                            Evergreen InvestmentsSM

                      Proxy Voting Policy and Procedures


Evergreen Investment Management Company, LLC
Proxy Voting Policy and Procedures

Statement of Principles
Evergreen Investment Management Company, LLC (EIMCO) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to EIMCO, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients' best interest.

Corporate Governance Committee
EIMCO has established a corporate governance committee (Committee) which is a sub-committee of EIMCO's Investment Policy Committee. The Committee is responsible for approving EIMCO's proxy voting policies and procedures, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Conflicts of Interest
EIMCO recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where EIMCO or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within EIMCO and Wachovia Corporation will prevent EIMCO from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, EIMCO will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of EIMCO becomes aware of a potential conflict of interest, the Committee shall consult with EIMCO's Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Share Blocking
EIMCO does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

Proxy Voting Guideline Summary

The Board of Directors
Voting on Director Nominees in Uncontested Elections
Votes on director nominees should be made on a case-by-case basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

o Attend less than 75 percent of the board and committee meetings without a valid excuse

o    Implement or renew a dead-hand or modified dead-hand poison pill



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o    Ignore a shareholder proposal that is approved by a majority of the shares outstanding

o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

o Have failed to act on takeover offers where the majority of the shareholders have tendered their shares

o Are inside directors and sit on the audit, compensation, or nominating committees

o Are inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

Separating Chairman and CEO

Vote on a case-by-case basis on shareholder proposals requiring that the positions of chairman and CEO be held separately.

Proposals Seeking a Majority of Independent Directors
Shareholder proposals asking that a majority of directors be independent should be evaluated on a case-by-case basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Stock Ownership Requirements
Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term of Office
Vote against shareholder proposals to limit the tenure of outside directors.

Age Limits
Vote against shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability Protection
Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis, using Delaware law as the standard. Vote against proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

Charitable Contributions
Vote against proposals regarding charitable contributions.

Proxy Contests
Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimburse Proxy Solicitation Expenses
Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where



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Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Auditors
Ratifying Auditors
Vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Proxy Contest Defenses
Board Structure: Staggered vs. Annual Elections
Vote against proposals to classify the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors
Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting
Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

Shareholder Ability to Call Special Meetings
Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent
Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Tender Offer Defenses
Poison Pills
Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.

Review on a case-by-case basis management proposals to ratify a poison pill.

Fair Price Provisions
Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.



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Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail
Vote for proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail
Review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights Vote against dual-class exchange offers.

Vote against dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements
Vote for shareholder proposals to require approval of blank check preferred stock Issues for other than general corporate purposes.

Miscellaneous Governance Provisions
Confidential Voting
Vote for shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

Equal Access
Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Bundled Proposals
Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Shareholder Advisory Committees
Review on a case-by-case basis proposals to establish a shareholder advisory committee.

Capital Structure
Common Stock Authorization
Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

Stock Distributions: Splits and Dividends
Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

Reverse Stock Splits
Vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Review on a case-by-case basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for Issue.

Preferred Stock
Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

Vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for Issue given a company's industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock
Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock
Vote for management proposals to reduce the par value of common stock.

Preemptive Rights
Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings
Review on a case-by-case basis proposals to increase common and/or preferred shares and to Issue shares as part of a debt restructuring plan. Consider the following Issues: Dilution--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control--Will the transaction result in a change in control of the company? Bankruptcy--Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs
Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Tracking Stock
Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as:

o    adverse governance changes

o    excessive increases in authorized capital stock

o    unfair method of distribution

o    diminution of voting rights

o    adverse conversion features

o    negative impact on stock option plans

o    other alternatives such as spinoff

Executive and Director Compensation
Votes with respect to compensation plans should be determined on a case-by-case basis.

Our new methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's new rules, Evergreen will value every award type. Evergreen will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once Evergreen determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation, and (3) categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization. Evergreen will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

Management Proposals Seeking Approval to Reprice Options
Vote on management proposals seeking approval to reprice options on a case-by-case basis.

Director Compensation
Votes on stock-based plans for directors are made on a case-by-case basis.

Employee Stock Purchase Plans
Votes on employee stock purchase plans should be made on a case-by-case basis.

OBRA-Related Compensation Proposals:
o Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

o Amendments to Added Performance-Based Goals

Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

o Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

o Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

Shareholder Proposals to Limit Executive and Director Pay
Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Golden and Tin Parachutes
Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Employee Stock Ownership Plans (ESOPs)
Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans
Vote for proposals to implement a 401(k) savings plan for employees.

State of Incorporation
Voting on State Takeover Statutes
Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals
Proposals to change a company's state of incorporation should be examined on a case-by-case basis.

Mergers and Corporate Restructurings
Mergers and Acquisitions
Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Corporate Restructuring
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a case-by-case basis.

Spinoffs
Votes on spinoffs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales
Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations
Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights
Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name Vote for changing the corporate name.

Mutual Fund Proxies
Election of Directors
Vote the election of directors on a case-by-case basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

o attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

o ignore a shareholder proposal that is approved by a majority of shares outstanding

o ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

o    are interested directors and sit on the audit or nominating committee

o are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Converting Closed-end Fund to Open-end Fund
Vote conversion proposals on a case-by-case basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests
Vote proxy contests on a case-by-case basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the Issues past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements
Vote the investment advisory agreements on a case-by-case basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

Approving New Classes or Series of Shares
Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals
Vote the authorization for or increase in preferred shares on a case-by-case basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

1940 Act Policies
Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

Changing a Fundamental Restriction to a Nonfundamental Restriction
Vote these proposals on a case-by-case basis, considering the following factors: fund's target investments; reasons given by fund for change; and the projected impact of change on portfolio.

Change Fundamental Investment Objective to Nonfundamental
Vote against proposals to change a fund's fundamental investment objective to nonfundamental.

Name Rule Proposals
Vote these proposals on a case-by-case basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund's target market.

Disposition of Assets/Termination/Liquidation
Vote this proposal on a case-by-case basis, considering the following factors: strategies employed to salvage the company; company's past performance; and terms of the liquidation.

Changes to the Charter Document
Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Changing the Domicile of a Fund
Vote reincorporations on a case-by-case basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.

Change in Fund's Subclassification
Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval Vote against these proposals.

Distribution Agreements
Vote these proposals on a case-by-case basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor's reputation and past performance; and competitiveness of fund in industry.

Master-Feeder Structure
Vote for the establishment of a master-feeder structure.

Changes to the Charter Document
Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Mergers
Vote merger proposals on a case-by-case basis, considering the following factors: resulting fee structure; performance of both funds; and continuity of management personnel.

Shareholder Proposals

Establish Director Ownership Requirement
Vote against the establishment of a director ownership requirement.

Reimburse Shareholder for Expenses Incurred
Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where

Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Terminate the Investment Advisor
Vote to terminate the investment advisor on a case-by-case basis, considering the following factors: performance of the fund's NAV and the history of shareholder relations.

Social and Environmental Issues
Energy and Environment
In most cases, Evergreen refrains from providing a vote recommendation on proposals that request companies to file the CERES Principles.

Generally, vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' environmental concerns.

South Africa
In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to South Africa.

Generally, vote for disclosure reports that seek additional information such as the amount of business that could be lost by conducting business in South Africa.

Northern Ireland
In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to the MacBride Principles.

Generally, vote for disclosure reports that seek additional information about progress being made toward eliminating employment discrimination, particularly when it appears companies have not adequately addressed shareholder concerns.

Military Business
In most cases, Evergreen refrains from providing a vote recommendation on defense Issue proposals.

Generally, vote for disclosure reports that seek additional information on military related operations, particularly when the company has been unresponsive to shareholder requests.

Maquiladora Standards and International Operations Policies
In most cases, Evergreen refrains from providing a vote recommendation on proposals relating to the Maquiladora Standards and international operating policies.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

World Debt Crisis
In most cases, Evergreen refrains from providing a vote recommendation on proposals dealing with third world debt.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

Equal Employment Opportunity and Discrimination
In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding equal employment opportunities and discrimination.

Generally, vote for disclosure reports that seek additional information about affirmative action efforts, particularly when it appears companies have been unresponsive to shareholder requests.

Animal Rights
In most cases, Evergreen refrains from providing a vote recommendation on proposals that deal with animal rights.

Product Integrity and Marketing
In most cases, Evergreen refrains from providing a vote recommendation on proposals that ask companies to end their production of legal, but socially questionable, products.

Generally, vote for disclosure reports that seek additional information regarding product integrity and marketing issues, particularly when it appears companies have been unresponsive to shareholder requests.

Human Resources Issues
In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding human resources issues.

Generally, vote for disclosure reports that seek additional information regarding human resources issues, particularly when it appears companies have been unresponsive to shareholder requests.



June 16, 2003

                                    Part C

                               Other Information
                               -----------------


Item 23.       Exhibits
               --------

               1. (a) Amended and Restated Articles of Incorporation of the Registrant.(3)
               1. (b) Articles of Amendment reclassifying capital stock as Class A shares.(1)
               1. (c) Articles Supplementary creating Class B shares of capital stock.(1)
               1. (d) Articles of Amendment relating to name change of Sentinel Short Maturity Government Fund.(2)
               1. (e) Articles of Amendment relating to name change of Sentinel Small Company Fund.(2)
               1. (f) Articles of Amendment relating to name change of Sentinel Emerging Growth Fund.(3)
               1. (g) Articles Supplementary creating Class C shares of capital stock.(1)
               1. (h) Articles Supplementary creating Class D shares of
               Sentinel Balanced Fund.(6)
               1. (i) Articles of Amendment relating to name change of Sentinel Mid Cap Growth.(4)
               1. (j) Articles Supplementary creating Class A shares and Class
               B shares of Sentinel Growth Index Fund.(5)
               1. (k) Form of Articles Supplementary creating Class A shares, Class B shares and Class C shares of Sentinel Flex Cap Opportunity Fund.(7)
               1. (l) Form of Articles Supplementary creating Class C shares of capital stock of Sentinel Mid Cap Growth Fund and Sentinel Growth Index Fund.(10)
               1. (m) Form of Articles Supplementary creating Class C of Sentinel Small Company Fund.(13)
               1. (n) Articles Supplementary increasing the number of shares classified as Class A shares of Sentinel Small Company
               Fund.(14)
               1. (o) Articles of Amendment relating to name change of Sentinel International Equity Fund.(14)
               1. (p) Articles Supplementary increasing the number of shares classified as Class A shares of Sentinel Short Maturity Government Fund.(14)
               1. (q) Articles Supplementary creating Class A shares, Class B shares and Class C shares of Sentinel Capital Markets Income Fund.(14)
               1. (r) Articles Supplementary increasing the number of shares classified as Class A shares of Small Company Fund and Sentinel Short Maturity Government Fund.(16)
               1. (s) Articles Supplementary increasing the number of shares classified as Class A shares of Small Company Fund and Sentinel Short Maturity Government Fund.(16)
               1. (t) Articles Supplementary decreasing the number of Class A Sentinel U.S. Treasury Money Market Fund shares and increasing the number of shares classified as Class A and Class C shares of Sentinel Small Company Fund, as well as increasing the number of shares classified as Class A, Class B and Class C shares of Mid Cap Growth Fund.(16)
               1. (u) Articles Supplementary creating Class A shares, Class B shares and Class C shares of Sentinel Mid Cap Core Fund. (16) 1.(v) Articles of Amendment relating to name change of Sentinel Mid Cap Core Fund.(16)
               1.(w) Form of Articles Supplementary creating Class S shares of Sentinel Short Maturity Government Fund.
               2.    By-Laws of the Registrant, as amended.(1)
               3. Portion of the Articles of Incorporation and the By-Laws of the Registrant defining the rights of holders of Class A shares of each Fund as series of the Registrant.(11)

               4. (a) Investment Advisory Agreement between the Registrant and Sentinel Advisors Company (the "Advisor"), dated as of March 1, 1993.(10)
               4. (b) Investment Subadvisory Agreement between the Advisor and INVESCO Capital Management, Inc.(8)
               4. (c) Investment Subadvisory Agreement between the Advisor and Evergreen Investment Management Company.(8)
               4. (d) Investment Advisory Agreement between the Registrant and the Advisor relating to Sentinel Growth Index Fund.(5)
               4. (e) Sub-Investment Advisory Agreement between the Advisor and INVESCO Global Asset Management (N.A.), Inc. relating to Sentinel Growth Index Fund.(5)
               4. (f) Form of Investment Advisory Agreement between the Registrant and the Advisor relating to Sentinel Flex Cap Opportunity Fund. (7)
               4. (g) Form of Sub-Investment Advisory Agreement between the Advisor and Fred Alger Management, Inc. relating to Sentinel Flex Cap Opportunity Fund. (7)
               4. (h) Investment Advisory Agreement between the Registrant and the Advisor relating to Sentinel High Yield Bond Fund, dated as of June 1, 1997.(10)
               4. (i) Form of Investment Advisory Agreement between the Registrant and the Advisor relating to Sentinel Capital Markets Income Fund.(14)
               4. (j) Form of Investment Advisory Agreement between the Registrant and the Advisor relating to Sentinel Mid Cap Core Fund. (15)
               4. (k) Form of Amendment No.1 to the Investment Advisory Agreement between the Registrant and the Advisor relating to Sentinel Flex Cap Opportunity Fund.(15)
               4. (l) Form of Amendment No.2 to the Investment Advisory Agreement between the Registrant and the Advisor relating to Sentinel Flex Cap Opportunity Fund.(15)
               5. (a) Distribution Agreement between the Registrant and Sentinel Financial Services Company ("SFSC"), dated as of March 1, 1993.(10)
               5. (b) Form of Dealer Agreement.(10)
               6.     None.
               7. Custody Agreement between the Registrant and Investors Fiduciary Trust Company ("IFTC"), dated December 1, 1989.(1)
               8. (a) Dividend Paying Agent Agreement between the Registrant and IFTC, dated December 1, 1989.(1)
               8. (b) Service Agreement between Sentinel Administrative
               Service Corporation and IFTC, dated December 1, 1989.(1)
               8. (c) Administrative Services Agreement between Sentinel Administrative Service Corporation and IFTC, dated December 1, 1989.(1)
               8. (d) Fund Services Agreement between the Registrant and Sentinel Administrative Service Company ("SASC"), dated as of March 1, 1993.(10)
               9.    Opinion of Brown & Wood LLP, counsel to the Registrant.(2)
               10.   Consent of                            , independent
               accountants for the Registrant.
               11.(a) Financial Statements included in Part A:
                      - Selected Per Share Data and Ratios for the five years
               ended November 30, 2004*

               11.(b) Financial Statements incorporated by reference in Part
               B:
                      - Selected Per Share Data and Ratios for the five years
               ended November 30, 2004*
                      - Statement of Assets and Liabilities at November 30,
               2004*
                      - Statement of Operations for the year ended November 30,
               2004*
                      - Statement of Changes in Net Assets for the years ended
               November 30, 2004 and 2003*

                      - Notes to Financial Statements*
                      - Report of Independent Accountants*
               12.(a) None.
               13.(a) Class A Distribution Plan pursuant to Rule 12b-1 under the 1940 Act.(5)
               13.(b) Amended Class B Distribution Plan pursuant to Rule 12b-1 under the 1940 Act.(5)
               13.(c) Amended Class C Distribution Plan pursuant to Rule 12b-1 under the 1940 Act.(10)
               13.(d) Class D Distribution Plan pursuant to Rule 12b-1 under the 1940 Act.(6)
               13.(e) Form of Class S Distribution Plan pursuant to Rule 12b-1 under the 1940 Act.
               14. Amended Plan pursuant to Rule 18f-3 under the 1940 Act. 15.(a) Code of Ethics of the Registrant, as amended through February 12, 2002.(13)
               15.(b) Code of Ethics of Advisor, as amended through February 12, 2002.(13)
               15.(c) Code of Ethics of Distributor.(12)

______________
(1) Incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement filed on January 12, 1998.
(2) Incorporated by reference to Post-Effective Amendment No. 77 to the Registration Statement filed on March 28, 1997.
(3) Incorporated by reference to Post-Effective Amendment No. 76 to the Registration Statement filed on March 29, 1996.
(4) Incorporated by reference to Post-Effective Amendment 86 to the Registration Statement filed on March 31, 1999.
(5) Incorporated by reference to Post-Effective Amendment No. 87 to the Registration Statement filed on June 30, 1999.
(6) Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement filed on October 28, 1998.
(7) Incorporated by reference to Post-Effective Amendment No. 88 to the Registration Statement filed on December 16, 1999.
(8) Incorporated by reference to Post-Effective Amendment No. 85 to the Registration Statement filed on January 25, 1999.
(9) Incorporated by reference to Post-Effective Amendment No. 83 to the Registration Statement filed on April 2, 1998.
(10) Incorporated by reference to Post-Effective Amendment No. 89 to the Registration Statement filed on March 30, 2000.
(11) Reference is made to Articles Fifth, Sixth, Seventh and Eighth of the Registrant's Articles of Incorporation, which is incorporated by reference as it was previously filed as Exhibit 1 to the Registration Statement; and to Paragraphs 4 through 12, 35 through 39, 43 through 45, 50 and 52 through 54 of the Registrant's By-Laws, previously filed as
     Exhibit 2 to the Registration Statement.
(12) Incorporated by reference to Post-Effective Amendment No. 90 to the Registration Statement filed on January 25, 2001.
(13) Incorporated by reference to Post-Effective Amendment No. 91 to the Registration Statement filed on March 29, 2002.
(14) Incorporated by reference to Post-Effective Amendment No. 92 to the Registration Statement filed on December 24, 2002.
(15) Incorporated by reference to Post-Effective Amendment No. 95 to the Registration Statement filed on December 29, 2003.
(16) Incorporated by reference to Post-Effective Amendment No. 97 to the Registration Statement filed on March 29, 2004.

* Incorporated by reference to the Registrant's 2004 Annual Report to shareholders filed with the Securities and Exchange Commission for the year ended November 30, 2004 pursuant to Rule 30b2-1 under the Investment Company Act of 1940, as amended ("1940 Act").

Item 24.    Persons Controlled by or under Common Control
            With The Registrant
            ---------------------------------------------

            None.

Item 25.    Indemnification
            ---------------

            See paragraphs 3, 4, 5 and 6 of Article SEVENTH of the Amended and Restated Articles of Amendment of the Registrant, incorporated by reference to Exhibit 1(a) to this Registration Statement.

            The existing Advisory Agreements (Exhibit 4 hereof) provides that in the absence of willful malfeasance, bad faith, gross negligence or reckless disregard of the obligations or duties thereunder on the part of the Advisor, the Advisor shall not be liable to the Registrant or to any shareholder of the Registrant for any act or omission in the course of, or connected with rendering services thereunder or for any losses that may be sustained in the purchase, holding or selling of any security.

            In addition, the Registrant maintains a directors and officers liability insurance policy with maximum coverage of $15 million under which the directors and officers of the Registrant are named insureds.

            Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and therefore is unenforceable. In the event that a claim for indemnification against such liabilities (other than for expenses paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, unless the matter has been settled by controlling precedent in the opinion of its counsel, will submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.    Business and Other Connections of the Investment Adviser
            --------------------------------------------------------

            Information on the Advisor is incorporated by reference to the Prospectus included in this Registration Statement.


            Partners of the Advisor
            -----------------------
            Sentinel Management Co. - Managing General Partner
            National Retirement Plan Advisors, Inc. - General Partner Providentmutual Management Co., Inc. - General Partner HTK of Delaware, Inc. - General Partner


            Officers of the Advisor
            -----------------------

            Rodney A. Buck, Chief Executive Officer

            Thomas H. Brownell, Senior Vice President

            David M. Brownlee, Senior Vice President

            Robert L. Lee, Senior Vice President

            Kenneth J. Hart, Vice President

            Bruce R. Bottamini, Vice President

            Joseph A. Feeney, Vice President

            Dean R. Howe, Vice President

            Daniel J. Manion, Vice President

            Daniel E. Gass, Vice President

            Charles C. Schwartz, Vice President

            Peter W. Lert, Vice President

            James K. McQueston, Secretary

            Each of the above officers is also an officer or employee of National Life Insurance Company or its subsidiary, NL Capital Management, Inc. The principal business address of each such company is National Life Drive, Montpelier, Vermont 05604.

Item 27.    Principal Underwriters

     (a) The Registrant's principal underwriter, SFSC, also serves as principal underwriter for Sentinel Pennsylvania Tax-Free Trust.

     (b) As to each officer of SFSC:

Name and Principal         Positions and Offices           Positions and Offices
Business Address                 With SFSC                  with the Registrant
----------------                 ---------                  -------------------

Paul R. Catalogne         President, Chief                  None
                          Marketing Officer

John M. Grab, Jr.         Senior Vice President and         Vice President
                          Chief Financial Officer


Steven M. Scrimgeour      Vice President                    None

Gregory D. Tesse          Vice President - Compliance       None


Sharon E. Bernard         Treasurer                         None

James K. McQueston        Secretary                         None


The principal business address of all such persons is National Life Drive, Montpelier, Vermont 05604.

     (c) Not applicable.


Item 28.    Location of Accounts and Records
            --------------------------------

     The following maintain physical possession of each account book or other documents required by Section 31(a) of the 1940 Act and the Rules promulgated thereunder.

     (a)   Sentinel Administrative Service Company
           National Life Drive
           Montpelier, Vermont 05604
           Rule 31a-1(a)
           Rule 31a-1(b)(1)(2)(3)(4)(5)(6)(7)(8)
           Rule 31a-2(a)(b)(c)(f)

     (b) Sentinel Advisors Company National Life Drive Montpelier, Vermont 05604 Rule 31a-1(a)(9)(10)(11) Rule 31a-1(d)(f) Rule
           31a-2(a)(c)(f)

     (c)   Sentinel Financial Services Company
           National Life Drive
           Montpelier, Vermont  05604
           Rule 31a-1(d)
           Rule 31a-2(c)


Item 30.   Management Services
           -------------------

           Not applicable.


Item 32.   Undertakings
           ------------

           Not applicable.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Montpelier and State of Vermont, on the day of December, 2004.



                                       SENTINEL GROUP FUNDS, INC.
                                                (Registrant)


                                       By:      /s/ Thomas H. MacLeay
                                            -----------------------------------
                                                Thomas H. MacLeay
                                                Chairman, President & CEO


     As required by the Securities Act, this Registration Statement has been signed by the following persons in the capacities on the date indicated.

Signature                          Title                         Date
---------                          -----                         ----


/s/ Thomas H. MacLeay              Chairman & President        December 29, 2004
-----------------------------      (Chief Executive Officer)
Thomas H. MacLeay


John D. Feerick*                   Director
-----------------------------
John D. Feerick

Richard J. Johannesen, Jr.*        Director
-----------------------------
Richard J. Johannesen, Jr.

Keniston P. Merrill*               Director
-----------------------------
Keniston P. Merrill

Deborah G. Miller*                 Director
-----------------------------
Deborah G. Miller

John Raisian*                      Director
-----------------------------
John Raisian

Signature                          Title                          Date
---------                          -----                          ----


Nancy L. Rose*                     Director
------------------------------
Nancy L. Rose

------------------------------     Director
Richard H. Showalter, Jr.

Susan M. Sterne*                   Director
------------------------------
Susan M. Sterne

Angela E. Vallot*                  Director
------------------------------
Angela E. Vallot

/s/ John M. Grab, Jr.              Vice President and Chief    December 29, 2004
------------------------------
John M. Grab, Jr.                  Financial Officer (Principal
                                   Financial and Accounting
                                   Officer)

 *By /s/ Thomas H. MacLeay                                     December 29, 2004
------------------------------
       Thomas H. MacLeay
         Attorney-in-Fact

                                 Exhibit Index
                                 -------------

Exhibit Number
--------------

     1.(w) Form of Articles Supplementary creating Class S shares of Sentinel Short Maturity Government Fund.

     10.            Consent of

     13.(e) Form of Class S Distribution Plan pursuant to Rule 12b-1 under the 1940 Act.

     14.            Amended Plan pursuant to Rule 18f-3 under the 1940 Act.